BondBloxx℠ ETF Trust

Prospectus

Dated February 28, 2025, as supplemented August 11, 2025

●	BondBloxx USD High Yield Bond Industrial Sector ETF | XHYI | NYSE Arca
●	BondBloxx USD High Yield Bond Telecom, Media & Technology Sector ETF | XHYT | NYSE Arca
●	BondBloxx USD High Yield Bond Healthcare Sector ETF | XHYH | NYSE Arca
●	BondBloxx USD High Yield Bond Financial & REIT Sector ETF | XHYF | NYSE Arca
●	BondBloxx USD High Yield Bond Energy Sector ETF | XHYE | NYSE Arca
●	BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF | XHYC | NYSE Arca
●	BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF | XHYD | NYSE Arca
●	BondBloxx USD High Yield Bond Sector Rotation ETF | HYSA | NYSE Arca

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BondBloxx℠ is a service mark of BondBloxx Investment Management Corporation.

ICE® is a registered trademark of ICE Data Indices, LLC (“IDI”) or its affiliates and is used with permission under license. BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates (“BofA”), and may not be used without BofA’s prior written approval. These trademarks, together with the “ICE BofA US High Yield Constrained Index” have been licensed from IDI for use for certain purposes by BondBloxx Investment Management Corporation or its affiliates in connection with the Funds.

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BONDBLOXX USD HIGH YIELD BOND
INDUSTRIAL SECTOR ETF

Investment Objective

The BondBloxx USD High Yield Bond Industrial Sector ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds in the industrial sector.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.35%
Distribution and Service (12b-1)	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

[1]	The investment advisory agreement between BondBloxx ETF Trust (the “Trust”) and BondBloxx Investment Management Corporation (“BIM”) (the “Investment Advisory Agreement”) provides that BIM will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund may indicate higher transaction costs, may cause the Fund to incur increased expenses and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the period from November 1, 2023, to October 31, 2024, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

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Principal Investment Strategies

The Fund is diversified and seeks to track the investment results of the ICE Diversified US Cash Pay High Yield Core Industrial Index (the “Index”), which is a rules-based index consisting of U.S. dollar-denominated below investment grade bonds (as determined by ICE Data Indices, LLC or its affiliates (collectively “Index Provider” or “IDI”)) that contains issuers from the industrial sector, including the basic materials, capital goods, transportation and services sub-sectors. Below investment grade bonds are commonly referred to as “junk bonds.” The Index is a modified market value-weighted index with a cap on each issuer of 25% of the market capitalization of the Index. This means that Index constituents are capitalization weighted, based on their current amount outstanding, and then adjusted in accordance with the index methodology detailed below. There is no limit to the number of issues in the Index, but as of December 31, 2024, the Index included approximately 484 constituents. The bonds included in the Index are publicly issued in the United States domestic market. Because the Index is reconstituted and rebalanced monthly, the components of the Index are likely to change over time.

The Index is composed of a subset of bonds in the ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Index”). The Index components are classified into “large cap” and “small cap” categories. Their weightings are then adjusted based on a capitalization-weighting adjustment formula. See “More Information About the Funds-Index Construction” for more information about the adjustment formula.

As of December 31, 2024, the bonds eligible for inclusion in the Index include U.S. dollar-denominated high yield corporate bonds, currently in a coupon paying period, that are publicly issued in the U.S. domestic market, and that: (i) are issued by companies having “risk exposure” to countries (i.e., issuers that are subject to the risks of one or more of these countries as a result of the principal country of domicile of the issuers (as determined by the Index Provider)) that are members of the FX-G10, which include Australia, Austria, Belgium, Canada, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Japan, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the U.K. and the U.S. and their respective territories; (ii) have an average rating of below investment grade (ratings from Fitch Ratings, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are registered with the SEC, exempt from registration at issuance, or offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), with or without registration rights; (iv) have at least $250 million of outstanding face value; (v) have an original maturity date of at least 18 months at the time of issuance; (vi) have at least one year to maturity as of the rebalancing date; and (vii) are issued by companies that each derive at least 50% of their revenues or profits from the ownership, operation, development, construction, management, financing, leasing or sale of industrial assets. There is no upper limit on the maturity of bonds eligible for inclusion in the Index. For more information regarding the Underlying Index, see “More Information About the Funds-Underlying Index” below.

BIM uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing will eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.

BIM uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable target index that BIM determines to collectively have an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Index. There may be instances in which BIM may choose to underweight or overweight a security in the Index, purchase securities not in the Index that BIM believes are appropriate to substitute for certain securities in the Index in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

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Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield, below-investment grade bonds denominated in U.S. dollars of issuers in the industrial sector, either directly or indirectly (e.g., through derivatives). The Fund may also invest up to 20% of its net assets in certain futures, options and swap contracts, U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, securities of other registered investment companies, cash and cash equivalents, as well as in securities not included in its Index, but which BIM believes will help the Fund track its Index.

An issuer is considered to be in the industrial sector if it derives at least 50% of its revenues or profits from the ownership, operation, development, construction, management, financing, leasing or sale of industrial assets.

The Fund seeks to track the investment results of the Index before fees and expenses of the Fund.

The Index is sponsored by the Index Provider, which is independent of the Fund and BIM. The Index Provider determines the composition and relative weightings of the bonds in the Index and publishes information regarding the market value of the Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. As of December 31, 2024, the Index currently holds 25% or more of its assets in the basic industry, capital goods, and services sub-sectors.

Summary of Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below. Any such risk may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

High Yield Securities Risk. Securities that are rated below investment-grade (sometimes referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch or below “Baa3” by Moody’s), or similar securities that are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. In addition, the Index Provider may be subject to business or regulatory changes that impair its ability to continue to operate the Index in its current form.

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Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV or differences between the securities prices used to value the Index and those used by the Fund), transaction costs incurred by the Fund, securities lending earnings, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain qualification for treatment as a regulated investment company (“RIC”) for U.S. federal income tax purposes, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. INDEX-BASED EXCHANGE TRADED FUNDS (“ETFs”) THAT TRACK INDICES WITH SIGNIFICANT WEIGHT IN HIGH YIELD SECURITIES MAY EXPERIENCE HIGHER TRACKING ERROR THAN OTHER INDEX ETFs THAT DO NOT TRACK SUCH INDICES.

Bond Risk. The Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security typically issued by a corporate or government issuer that has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors. An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bond Risk. The Fund will invest in corporate bonds, which are debt instruments issued by corporations to raise capital. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation. The Fund invests in fixed income securities of high yield issuers that may exhibit higher levels of credit risk than other types of fixed income instruments.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Focused Investment Risk. To the extent the Fund invests more heavily in particular sectors, sub-sectors, industries, groups of industries, asset classes, markets, regions, countries, or groups of countries, its performance will be especially sensitive to developments that significantly affect those sectors, sub-sectors, industries, asset classes, markets, regions, or countries. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. An individual sector, sub-sector, industry, group of industries, asset-class, market, region, country, or group of countries may outperform the broader market during particular periods, but may do so with considerably greater volatility than the broader market. In addition, the several industries that constitute a sector or sub-sector or the several countries or markets that constitute a region or group of countries may all react similarly to economic, political, regulatory or other market events. The Fund’s performance could also be affected if the sectors, sub-sectors, industries, asset classes, markets, regions, or countries do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

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Passive Investment Risk. The Fund is not actively managed, and BIM generally does not attempt to take defensive positions under any market conditions, including declining markets or changing interest rate environments.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Industrial Sector Risk. The industrial sector consists of numerous sub-sectors, including the basic materials, capital goods, transportation and services sub-sectors. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this sector rely, to a significant extent, on U.S. and foreign government demand for their products and services. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

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Basic Materials Sub-Sector Risk. Issuers in the basic materials sub-sector may be adversely affected by commodity price volatility, exchange rate fluctuations, import controls and increased competition. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the basic materials sub-sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, interruptions in supplies of certain commodities, delays in technical progress, labor relations and government and environmental regulations.

Capital Goods Sub-Sector Risk. Companies in the capital goods sub-sector include aerospace & defense, building products, construction & engineering, and other manufacturers of capital-intensive products. Companies in the capital goods sub-sector may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands, including the availability and price of certain commodities. The capital goods sub-sector depends heavily on corporate spending. Companies in the capital goods sub-sector may perform well during times of economic expansion, but as economic conditions worsen, the demand for capital goods may decrease. Many capital goods are sold internationally, and companies in this sub-sector may be affected by market conditions in other countries and regions.

Transportation Sub-Sector Risk. Companies in the transportation sub-sector may be adversely affected by changes in the economy, increases in fuel and operating costs, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation. Companies in the transportation sub-sector are also affected by severe weather events, mass casualty accidents or environmental catastrophes, acts of terrorism and other similar events that target or damage transportation infrastructure or vessels, war or risk of war, widespread disruption of technology systems and increasing equipment and operational costs. Such global or regional events and conditions may adversely affect the operations, financial condition and liquidity of companies in the transportation sub-sector and cause insurance premiums to increase dramatically or result in insurance coverage becoming unavailable for certain business lines or assets. Securities of companies in the transportation sub-sector are generally cyclical and occasionally subject to sharp price movements.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in, or which are exposed to, the affected region.

Risk of Investing in the United States. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, sector, sub-sector, market segment, market, industry, group of industries, country, group of countries, region or asset class.

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Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV. The high yield securities in which the Fund invests may experience greater liquidity challenges than other types of securities during periods of market stress.

Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus) may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Exchange-Traded Fund and Other Registered Investment Company Risk. The Fund may invest in shares of other registered investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another registered investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Management Risk. Because BIM uses a representative sampling indexing strategy, the Fund may not be able to fully replicate the Index and may hold securities not included in the Index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

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Cybersecurity Risk. Failures or breaches of the electronic or computer systems of the Fund, BIM, the Fund’s distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s shares for each full calendar year since the Fund's inception. The table below shows how the average annual total returns of the Fund’s shares for the periods shown compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.bondbloxxetf.com or by calling (800) 896-5089 (toll free).

Annual Total Returns (%) as of December 31, 2024

The Fund’s best and worst calendar quarters
Best Quarter: 6.57% (December 31, 2023)

Worst Quarter: (9.20)% (June 30, 2022)

AVERAGE ANNUAL TOTAL RETURNS

(for the period ended December 31, 2024)

	1 Year	Since Inception (02/15/2022)
Return Before Taxes	7.24%	4.78%
Return After Taxes	4.28%	2.00%
Return After Taxes and Sale of Fund Shares	4.23%	2.41%
ICE Diversified US Cash Pay High Yield Core Industrial Index (reflects no deduction for fees, expenses, or taxes)	7.50%	5.26%

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Management

Investment Adviser. BondBloxx Investment Management Corporation.

Portfolio Managers. Elya Schwartzman and Daniel Goldman (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Mr. Schwartzman has been a fixed income Portfolio Manager of the Fund since the Fund’s inception. Mr. Goldman has been a fixed income Portfolio Manager of the Fund since February 2024.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. When you buy or sell shares of the Fund, you may be required to pay a brokerage commission, and you may experience tax consequences, including gains or losses, in connection with these transactions. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.bondbloxxetf.com. Further, the website will disclose the Fund’s median bid-ask spread over the most recent thirty calendar days.

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (an “IRA”), in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BIM or other related companies have in the past and could in the future pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BONDBLOXX USD HIGH YIELD BOND TELECOM, MEDIA &
TECHNOLOGY SECTOR ETF

Investment Objective

The BondBloxx USD High Yield Bond Telecom, Media & Technology Sector ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds in the telecommunications, media and technology sector.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.35%
Distribution and Service (12b-1)	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

[1]	The investment advisory agreement between BondBloxx ETF Trust (the “Trust”) and BondBloxx Investment Management Corporation (“BIM”) (the “Investment Advisory Agreement”) provides that BIM will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.

Example.

This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$35	$113	$197	$443

Portfolio Turnover.

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund may indicate higher transaction costs, may cause the Fund to incur increased expenses and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the period from November 1, 2023 to October 31, 2024, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

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Principal Investment Strategies

The Fund is diversified and seeks to track the investment results of the ICE Diversified US Cash Pay High Yield Telecom, Media & Technology Index (the “Index”), which is a rules-based index consisting of U.S. dollar-denominated below investment grade bonds (as determined by ICE Data Indices, LLC or its affiliates (collectively “Index Provider” or “IDI”)) that contains issuers from the telecom, media and technology sector, including the telecommunications, technology and electronics, and media sub-sectors. Below investment grade bonds are commonly referred to as “junk bonds.” The Index is a modified market value-weighted index with a cap on each issuer of 25% of the market capitalization of the Index. This means that Index constituents are capitalization weighted, based on their current amount outstanding, and then adjusted in accordance with the index methodology detailed below. There is no limit to the number of issues in the Index, but as of December 31, 2024, the Index included approximately 294 constituents. The bonds included in the Index are publicly issued in the United States domestic market. Because the Index is reconstituted and rebalanced monthly, the components of the Index are likely to change over time.

The Index is composed of a subset of bonds in the ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Index”). The Index components are classified into “large cap” and “small cap” categories. Their weightings are then adjusted based on a capitalization-weighting adjustment formula. See “More Information About the Funds-Index Construction” for more information about the adjustment formula.

As of December 31, 2024, the bonds eligible for inclusion in the Index include U.S. dollar-denominated high yield corporate bonds, currently in a coupon paying period, that are publicly issued in the U.S. domestic market, and that: (i) are issued by companies having “risk exposure” to countries (i.e., issuers that are subject to the risks of one or more of these countries as a result of the principal country of domicile of the issuers (as determined by the Index Provider)) that are members of the FX-G10, which include Australia, Austria, Belgium, Canada, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Japan, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the U.K. and the U.S. and their respective territories; (ii) have an average rating of below investment grade (ratings from Fitch Ratings, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are registered with the SEC, exempt from registration at issuance, or offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), with or without registration rights; (iv) have at least $250 million of outstanding face value; (v) have an original maturity date of at least 18 months at the time of issuance; (vi) have at least one year to maturity as of the rebalancing date; and (vii) are issued by companies that each derive at least 50% of their revenues or profits from the ownership, operation, development, construction, management, financing, leasing or sale of telecom, media and technology assets. There is no upper limit on the maturity of bonds eligible for inclusion in the Index. For more information regarding the Underlying Index, see “More Information About the Funds-Underlying Index” below.

BIM uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing will eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.

BIM uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable target index that BIM determines to collectively have an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Index. There may be instances in which BIM may choose to underweight or overweight a security in the Index, purchase securities not in the Index that BIM believes are appropriate to substitute for certain securities in the Index in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

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Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield, below-investment grade bonds denominated in U.S. dollars of issuers in the telecom, media and technology sector, either directly or indirectly (e.g., through derivatives). Because the Index does not have a minimum percentage in the telecommunications sub-sector, technology and electronics sub-sector, or media sub-sector, the Fund also does not have a sub-sector investment minimum; however, the Fund intends to invest at least 15% of its net assets in each of the telecommunications, media and technology sub-sectors subject to the Fund’s investment objective to track the investment results of its index and the Fund’s fundamental investment policy. The Fund may also invest up to 20% of its net assets in certain futures, options and swap contracts, U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, securities of other registered investment companies, cash and cash equivalents, as well as in securities not included in its Index, but which BIM believes will help the Fund track its Index.

An issuer is considered to be in the telecom, media and technology sector if it derives at least 50% of its revenues or profits from the ownership, operation, development, construction, management, financing, leasing or sale of telecom, media and technology assets.

The Fund seeks to track the investment results of the Index before fees and expenses of the Fund.

The Index is sponsored by the Index Provider, which is independent of the Fund and BIM. The Index Provider determines the composition and relative weightings of the bonds in the Index and publishes information regarding the market value of the Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. As of December 31, 2024, the Index currently holds 25% or more of its assets in the media, telecommunications, and technology and electronics sub-sectors.

Summary of Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below. Any such risk may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

High Yield Securities Risk. Securities that are rated below investment-grade (sometimes referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch or below “Baa3” by Moody’s), or similar securities that are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

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Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. In addition, the Index Provider may be subject to business or regulatory changes that impair its ability to continue to operate the Index in its current form.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV or differences between the securities prices used to value the Index and those used by the Fund), transaction costs incurred by the Fund, securities lending earnings, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain qualification for treatment as a regulated investment company (“RIC”) for U.S. federal income tax purposes, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. INDEX-BASED EXCHANGE TRADED FUNDS (“ETFs”) THAT TRACK INDICES WITH SIGNIFICANT WEIGHT IN HIGH YIELD SECURITIES MAY EXPERIENCE HIGHER TRACKING ERROR THAN OTHER INDEX ETFs THAT DO NOT TRACK SUCH INDICES.

Bond Risk. The Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security typically issued by a corporate or government issuer that has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors. An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bond Risk. The Fund will invest in corporate bonds, which are debt instruments issued by corporations to raise capital. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation. The Fund invests in fixed income securities of high yield issuers that may exhibit higher levels of credit risk than other types of fixed income instruments.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

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Focused Investment Risk. To the extent the Fund invests more heavily in particular sectors, sub-sectors, industries, groups of industries, asset classes, markets, regions, countries, or groups of countries, its performance will be especially sensitive to developments that significantly affect those sectors, sub-sectors, industries, asset classes, markets, regions, or countries. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. An individual sector, sub-sector, industry, group of industries, asset-class, market, region, country, or group of countries may outperform the broader market during particular periods, but may do so with considerably greater volatility than the broader market. In addition, the several industries that constitute a sector or sub-sector or the several countries or markets that constitute a region or group of countries may all react similarly to economic, political, regulatory or other market events. The Fund’s performance could also be affected if the sectors, sub-sectors, industries, asset classes, markets, regions, or countries do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

Passive Investment Risk. The Fund is not actively managed, and BIM generally does not attempt to take defensive positions under any market conditions, including declining markets or changing interest rate environments.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

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Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Telecom, Media and Technology Sector Risk. The telecom, media and technology sector consists of a number of sub-sectors, including the telecommunications, technology and electronics and media sub-sectors. These sectors are subject to the risks of rapid innovation and obsolescence cycles, intellectual property theft, government regulation, cybersecurity incidents and labor force challenges, among others. There is significant competition for technological advances, and issuers that fail to innovate will be adversely impacted. In addition, issuers in certain sub-sectors require substantial capital investments to develop products and services. While all companies may be susceptible to network security breaches, certain companies in the telecom, media and technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. The telecom, media and technology sector can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections.

Telecommunications Sub-Sector Risk. The telecommunications sub-sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sub-sector may be affected by sub-sector competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Companies in the telecommunications sub-sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Licensing and franchise rights in the telecommunications sub-sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry, and regulatory oversight, among other factors, have led to consolidation of companies within the sub-sector, which could lead to further regulation or other negative effects in the future.

Media Sub-Sector Risk. Companies in the media sub-sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new content, products and services using new technology. Media companies are subject to risks that include cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, competition in the sub-sector and among different media delivery mechanisms, and the potential for increased state and federal regulation. Advertising spending is an important source of revenue for media companies. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a media company’s profitability. During economic downturns advertising spending typically decreases and as a result, media companies tend to generate less revenue.

Technology and Electronics Sub-Sector Risk. Technology and electronics companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology and electronics companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology and electronics sub-sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights, including through industrial espionage or state action, may adversely affect the company’s profitability. Companies in the technology and electronics sub-sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in, or which are exposed to, the affected region.

Risk of Investing in the United States. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, sector, sub-sector, market segment, market, industry, group of industries, country, group of countries, region or asset class.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV. The high yield securities in which the Fund invests may experience greater liquidity challenges than other types of securities during periods of market stress.

Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus) may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

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Exchange-Traded Fund and Other Registered Investment Company Risk. The Fund may invest in shares of other registered investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another registered investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Management Risk. Because BIM uses a representative sampling indexing strategy, the Fund may not be able to fully replicate the Index and may hold securities not included in the Index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

Cybersecurity Risk. Failures or breaches of the electronic or computer systems of the Fund, BIM, the Fund’s distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

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Performance Information

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the periods shown compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.bondbloxxetf.com or by calling (800) 896-5089 (toll free).

Annual Total Returns (%) as of December 31, 2024

The Fund’s best and worst calendar quarters

Best Quarter: 8.35% (September 30, 2024)

Worst Quarter: (10.58)% (June 30, 2022)

AVERAGE ANNUAL TOTAL RETURNS

(for the period ended December 31, 2024)

	1 Year	Since Inception (02/15/2022)
Return Before Taxes	6.74%	2.51%
Return After Taxes	3.25%	(0.54)%
Return After Taxes and Sale of Fund Shares	3.88%	0.55%
ICE Diversified US Cash Pay High Yield Telecom, Media & Technology Index (reflects no deduction for fees, expenses, or taxes)	7.07%	2.87%

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Management

Investment Adviser. BondBloxx Investment Management Corporation.

Portfolio Managers. Elya Schwartzman and Daniel Goldman (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Mr. Schwartzman has been a fixed income Portfolio Manager of the Fund since the Fund’s inception. Mr. Goldman has been a fixed income Portfolio Manager of the Fund since February 2024.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. When you buy or sell shares of the Fund, you may be required to pay a brokerage commission, and you may experience tax consequences, including gains or losses, in connection with these transactions. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.bondbloxxetf.com. Further, the website will disclose the Fund’s median bid-ask spread over the most recent thirty calendar days.

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (an “IRA”), in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BIM or other related companies have in the past and could in the future pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BONDBLOXX USD HIGH YIELD BOND
HEALTHCARE SECTOR ETF

Investment Objective

The BondBloxx USD High Yield Bond Healthcare Sector ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds in the healthcare sector.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.35%
Distribution and Service (12b-1)	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

[1]	The investment advisory agreement between BondBloxx ETF Trust (the “Trust”) and BondBloxx Investment Management Corporation (“BIM”) (the “Investment Advisory Agreement”) provides that BIM will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.

Example.

This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover.

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund may indicate higher transaction costs, may cause the Fund to incur increased expenses and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the period from November 1, 2023 to October 31, 2024, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

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Principal Investment Strategies

The Fund is non-diversified and seeks to track the investment results of the ICE Diversified US Cash Pay High Yield Healthcare Index (the “Index”), which is a rules-based index consisting of U.S. dollar-denominated below investment grade bonds (as determined by ICE Data Indices, LLC or its affiliates (collectively “Index Provider” or “IDI”)) that contains issuers from the healthcare sector, including the health facilities, health services, managed care, medical products, and pharmaceuticals sub-sectors. Below investment grade bonds are commonly referred to as “junk bonds.” The Index is a modified market value-weighted index with a cap on each issuer of 25% of the market capitalization of the Index. This means that Index constituents are capitalization weighted, based on their current amount outstanding, and then adjusted in accordance with the index methodology detailed below. There is no limit to the number of issues in the Index, but as of December 31, 2025, the Index included approximately 114 constituents. The bonds included in the Index are publicly issued in the United States domestic market. Because the Index is reconstituted and rebalanced monthly, the components of the Index are likely to change over time.

The Index is composed of a subset of bonds in the ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Index”). The Index components are classified into “large cap” and “small cap” categories. Their weightings are then adjusted based on a capitalization-weighting adjustment formula. See “More Information About the Funds-Index Construction” for more information about the adjustment formula.

As of December 31, 2024, the bonds eligible for inclusion in the Index include U.S. dollar-denominated high yield corporate bonds, currently in a coupon paying period, that are publicly issued in the U.S. domestic market, and that: (i) are issued by companies having “risk exposure” to countries (i.e., issuers that are subject to the risks of one or more of these countries as a result of the principal country of domicile of the issuers (as determined by the Index Provider)) that are members of the FX-G10, which include Australia, Austria, Belgium, Canada, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Japan, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the U.K. and the U.S. and their respective territories; (ii) have an average rating of below investment grade (ratings from Fitch Ratings, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are registered with the SEC, exempt from registration at issuance, or offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), with or without registration rights; (iv) have at least $250 million of outstanding face value; (v) have an original maturity date of at least 18 months at the time of issuance; (vi) have at least one year to maturity as of the rebalancing date; and (vii) are issued by companies that each derive at least 50% of their revenues or profits from the ownership, operation, development, construction, management, financing, leasing or sale of healthcare assets. There is no upper limit on the maturity of bonds eligible for inclusion in the Index. For more information regarding the Underlying Index, see “More Information About the Funds-Underlying Index” below.

BIM uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing will eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.

BIM uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable target index that BIM determines to collectively have an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Index. There may be instances in which BIM may choose to underweight or overweight a security in the Index, purchase securities not in the Index that BIM believes are appropriate to substitute for certain securities in the Index in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

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Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield, below-investment grade bonds denominated in U.S. dollars of issuers in the healthcare sector, either directly or indirectly (e.g., through derivatives).The Fund may also invest up to 20% of its net assets in certain futures, options and swap contracts, U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, securities of other registered investment companies, cash and cash equivalents, as well as in securities not included in its Index, but which BIM believes will help the Fund track its Index.

An issuer is considered to be in the healthcare sector if it derives at least 50% of its revenues or profits from the ownership, operation, development, construction, management, financing, leasing or sale of healthcare assets.

The Fund seeks to track the investment results of the Index before fees and expenses of the Fund.

The Index is sponsored by the Index Provider, which is independent of the Fund and BIM. The Index Provider determines the composition and relative weightings of the bonds in the Index and publishes information regarding the market value of the Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. As of December 31, 2024, the Index currently holds 25% or more of its assets in the healthcare sub-sector.

Summary of Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below. Any such risk may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

High Yield Securities Risk. Securities that are rated below investment-grade (sometimes referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch or below “Baa3” by Moody’s), or similar securities that are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. In addition, the Index Provider may be subject to business or regulatory changes that impair its ability to continue to operate the Index in its current form.

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Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV or differences between the securities prices used to value the Index and those used by the Fund), transaction costs incurred by the Fund, securities lending earnings, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain qualification for treatment as a regulated investment company (“RIC”) for U.S. federal income purposes, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. INDEX-BASED EXCHANGE TRADED FUNDS (“ETFs”) THAT TRACK INDICES WITH SIGNIFICANT WEIGHT IN HIGH YIELD SECURITIES MAY EXPERIENCE HIGHER TRACKING ERROR THAN OTHER INDEX ETFs THAT DO NOT TRACK SUCH INDICES.

Bond Risk. The Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security typically issued by a corporate or government issuer that has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors. An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bond Risk. The Fund will invest in corporate bonds, which are debt instruments issued by corporations to raise capital. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation. The Fund invests in fixed income securities of high yield issuers that may exhibit higher levels of credit risk than other types of fixed income instruments.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Focused Investment Risk. To the extent the Fund invests more heavily in particular sectors, sub-sectors, industries, groups of industries, asset classes, markets, regions, countries, or groups of countries, its performance will be especially sensitive to developments that significantly affect those sectors, sub-sectors, industries, asset classes, markets, regions, or countries. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. An individual sector, sub-sector, industry, group of industries, asset-class, market, region, country, or group of countries may outperform the broader market during particular periods, but may do so with considerably greater volatility than the broader market. In addition, the several industries that constitute a sector or sub-sector or the several countries or markets that constitute a region or group of countries may all react similarly to economic, political, regulatory or other market events. The Fund’s performance could also be affected if the sectors, sub-sectors, industries, asset classes, markets, regions, or countries do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

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Passive Investment Risk. The Fund is not actively managed, and BIM generally does not attempt to take defensive positions under any market conditions, including declining markets or changing interest rate environments.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Healthcare Sector Risk. The healthcare sector consists of numerous sub-sectors, including the health facilities, health services, managed care, medical products, and pharmaceuticals sub-sectors. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient and tele-health services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents, or regulations restricting the ability of healthcare companies to enforce its patents, may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. In addition, many healthcare products and services may be impacted by changes in healthcare insurance coverage practices and regulations.

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Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in, or which are exposed to, the affected region.

Risk of Investing in the United States. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, sector, sub-sector, market segment, market, industry, group of industries, country, group of countries, region or asset class.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV. The high yield securities in which the Fund invests may experience greater liquidity challenges than other types of securities during periods of market stress.

Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus) may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

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Exchange-Traded Fund and Other Registered Investment Company Risk. The Fund may invest in shares of other registered investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another registered investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Management Risk. Because BIM uses a representative sampling indexing strategy, the Fund may not be able to fully replicate the Index and may hold securities not included in the Index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

Cybersecurity Risk. Failures or breaches of the electronic or computer systems of the Fund, BIM, the Fund’s distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

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Performance Information

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the periods shown compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.bondbloxxetf.com or by calling (800) 896-5089 (toll free).

Annual Total Returns (%) as of December 31, 2024

The Fund’s best and worst calendar quarters
Best Quarter: 8.02% (December 31, 2023)

Worst Quarter: (12.47)% (June 30, 2022)

AVERAGE ANNUAL TOTAL RETURNS

(for the period ended December 31, 2024)

	1 Year	Since Inception (02/15/2022)
Return Before Taxes	9.47%	2.68%
Return After Taxes	6.42%	(0.40)%
Return After Taxes and Sale of Fund Shares	5.55%	0.65%
ICE Diversified US Cash Pay High Yield Healthcare Index (reflects no deduction for fees, expenses, or taxes)	9.73%	3.17%

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Management

Investment Adviser. BondBloxx Investment Management Corporation.

Portfolio Managers. Elya Schwartzman and Daniel Goldman (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Mr. Schwartzman has been a fixed income Portfolio Manager of the Fund since the Fund’s inception. Mr. Goldman has been a fixed income Portfolio Manager of the Fund since February 2024.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. When you buy or sell shares of the Fund, you may be required to pay a brokerage commission, and you may experience tax consequences, including gains or losses, in connection with these transactions. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.bondbloxxetf.com. Further, the website will disclose the Fund’s median bid-ask spread over the most recent thirty calendar days.

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (an “IRA”), in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BIM or other related companies have in the past and could in the future pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BONDBLOXX USD HIGH YIELD BOND FINANCIAL &
REIT SECTOR ETF

Investment Objective

The BondBloxx USD High Yield Bond Financial & REIT Sector ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds in the financial and REIT sector.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.35%
Distribution and Service (12b-1)	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

[1]	The investment advisory agreement between BondBloxx ETF Trust (the “Trust”) and BondBloxx Investment Management Corporation (“BIM”) (the “Investment Advisory Agreement”) provides that BIM will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.

Example.

This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover.

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund may indicate higher transaction costs, may cause the Fund to incur increased expenses and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the period from November 1, 2023 to October 31, 2024, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

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Principal Investment Strategies

The Fund is diversified and seeks to track the investment results of the ICE Diversified US Cash Pay High Yield Financial & REIT Index (the “Index”), which is a rules-based index consisting of U.S. dollar-denominated below investment grade bonds (as determined by ICE Data Indices, LLC or its affiliates (collectively “Index Provider” or “IDI”)) that contains issuers from the financial sector, including the banking, financial services, and insurance sub-sectors, and the REIT sector. The REIT sector is comprised solely of debt issued by real estate investment trusts. Below investment grade bonds are commonly referred to as “junk bonds.” The Index is a modified market value-weighted index with a cap on each issuer of 25% of the market capitalization of the Index. This means that Index constituents are capitalization weighted, based on their current amount outstanding, and then adjusted in accordance with the index methodology detailed below. There is no limit to the number of issues in the Index, but as of December 31, 2024, the Index included approximately 271 constituents. The bonds included in the Index are publicly issued in the United States domestic market. Because the Index is reconstituted and rebalanced monthly, the components of the Index are likely to change over time.

The Index is composed of a subset of bonds in the ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Index”). The Index components are classified into “large cap” and “small cap” categories. Their weightings are then adjusted based on a capitalization-weighting adjustment formula. See “More Information About the Funds-Index Construction” for more information about the adjustment formula.

As of December 31, 2024, the bonds eligible for inclusion in the Index include U.S. dollar-denominated high yield corporate bonds, currently in a coupon paying period, that are publicly issued in the U.S. domestic market, and that: (i) are issued by companies having “risk exposure” to countries (i.e., issuers that are subject to the risks of one or more of these countries as a result of the principal country of domicile of the issuers (as determined by the Index Provider)) that are members of the FX-G10, which include Australia, Austria, Belgium, Canada, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Japan, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the U.K. and the U.S. and their respective territories; (ii) have an average rating of below investment grade (ratings from Fitch Ratings, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are registered with the SEC, exempt from registration at issuance, or offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), with or without registration rights; (iv) have at least $250 million of outstanding face value; (v) have an original maturity date of at least 18 months at the time of issuance; (vi) have at least one year to maturity as of the rebalancing date; and (vii) are issued by companies that each derive at least 50% of their revenues or profits from the ownership, operation, development, construction, management, financing, leasing or sale of financial or REIT assets. There is no upper limit on the maturity of bonds eligible for inclusion in the Index. For more information regarding the Underlying Index, see “More Information About the Funds-Underlying Index” below.

BIM uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing will eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.

BIM uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable target index that BIM determines to collectively have an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Index. There may be instances in which BIM may choose to underweight or overweight a security in the Index, purchase securities not in the Index that BIM believes are appropriate to substitute for certain securities in the Index in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

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Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield, below-investment grade bonds denominated in U.S. dollars of issuers in the financial and REIT sector, either directly or indirectly (e.g., through derivatives). Because the Index does not have a minimum percentage in the financial sub-sector or the REIT sector, the Fund also does not have a sector or sub-sector investment minimum; however, the Fund intends to invest at least 15% of its net assets in each of the financial and REIT sectors subject to the Fund’s investment objective to track the investment results of its index and the Fund’s fundamental investment policy. The Fund may also invest up to 20% of its net assets in certain futures, options and swap contracts, U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, securities of other registered investment companies, cash and cash equivalents, as well as in securities not included in its Index, but which BIM believes will help the Fund track its Index.

An issuer is considered to be in the financial sector or the REIT sector if it derives at least 50% of its revenues or profits from the ownership, operation, development, construction, management, financing, leasing or sale of financial or REIT assets.

The Fund seeks to track the investment results of the Index before fees and expenses of the Fund.

The Index is sponsored by the Index Provider, which is independent of the Fund and BIM. The Index Provider determines the composition and relative weightings of the bonds in the Index and publishes information regarding the market value of the Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. As of December 31, 2024, the Index currently holds 25% or more of its assets in the financial services and REIT sub-sectors.

Summary of Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below. Any such risk may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

High Yield Securities Risk. Securities that are rated below investment-grade (sometimes referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch or below “Baa3” by Moody’s), or similar securities that are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. In addition, the Index Provider may be subject to business or regulatory changes that impair its ability to continue to operate the Index in its current form.

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Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV or differences between the securities prices used to value the Index and those used by the Fund), transaction costs incurred by the Fund, securities lending earnings, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain qualification for treatment as a regulated investment company (“RIC”) for U.S. federal income tax purposes, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. INDEX-BASED EXCHANGE TRADED FUNDS (“ETFs”) THAT TRACK INDICES WITH SIGNIFICANT WEIGHT IN HIGH YIELD SECURITIES MAY EXPERIENCE HIGHER TRACKING ERROR THAN OTHER INDEX ETFs THAT DO NOT TRACK SUCH INDICES.

Bond Risk. The Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security typically issued by a corporate or government issuer that has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors. An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bond Risk. The Fund will invest in corporate bonds, which are debt instruments issued by corporations to raise capital. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation. The Fund invests in fixed income securities of high yield issuers that may exhibit higher levels of credit risk than other types of fixed income instruments.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Focused Investment Risk. To the extent the Fund invests more heavily in particular sectors, sub-sectors, industries, groups of industries, asset classes, markets, regions, countries, or groups of countries, its performance will be especially sensitive to developments that significantly affect those sectors, sub-sectors, industries, asset classes, markets, regions, or countries. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. An individual sector, sub-sector, industry, group of industries, asset-class, market, region, country, or group of countries may outperform the broader market during particular periods, but may do so with considerably greater volatility than the broader market. In addition, the several industries that constitute a sector or sub-sector or the several countries or markets that constitute a region or group of countries may all react similarly to economic, political, regulatory or other market events. The Fund’s performance could also be affected if the sectors, sub-sectors, industries, asset classes, markets, regions, or countries do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

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Passive Investment Risk. The Fund is not actively managed, and BIM generally does not attempt to take defensive positions under any market conditions, including declining markets or changing interest rate environments.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Financial Sector Risk. The financial sector consists of numerous sub-sectors, including the banking, financial services, insurance and REIT sub-sectors. Companies in the financial sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financial sector is particularly sensitive to fluctuations in interest rates. The financial sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

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Banking Sub-Sector Risk. Banking and financial services companies are subject to extensive regulation. Recently enacted legislation in the U.S. has relaxed capital requirements and other regulatory burdens on certain U.S. banks. While the effect of the legislation may benefit certain companies in the banking sub-sector, increased risk taking by affected banks may also result in greater overall risk in the U.S. and global financial sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the banking sub-sector as a whole cannot be predicted. Certain risks may impact the value of investments in the banking sub-sector more severely than those of investments outside this sub-sector, including the risks associated with companies that operate with substantial financial leverage.

Insurance Sub-Sector Risk. The insurance sub-sector is subject to extensive government regulation in some countries and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps or other changes in government regulation or tax law. Different segments of the insurance sub-sector can be significantly affected by changes in mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

Real Estate and REIT Sub-Sector Risk. Investments in real estate related securities are subject to the risk that the value of the real estate underlying the securities will go down. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may fail to qualify for the favorable tax treatment available to REITs or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Additionally, rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Fund’s losses.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in, or which are exposed to, the affected region.

Risk of Investing in the United States. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, sector, sub-sector, market segment, market, industry, group of industries, country, group of countries, region or asset class.

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Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV. The high yield securities in which the Fund invests may experience greater liquidity challenges than other types of securities during periods of market stress.

Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus) may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Exchange-Traded Fund and Other Registered Investment Company Risk. The Fund may invest in shares of other registered investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another registered investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Management Risk. Because BIM uses a representative sampling indexing strategy, the Fund may not be able to fully replicate the Index and may hold securities not included in the Index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

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Cybersecurity Risk. Failures or breaches of the electronic or computer systems of the Fund, BIM, the Fund’s distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the periods shown compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.bondbloxxetf.com or by calling (800) 896-5089 (toll free).

Annual Total Returns (%) as of December 31, 2024

The Fund’s best and worst calendar quarters
Best Quarter: 7.79% (December 31, 2023)

Worst Quarter: (10.08)% (June 30, 2022)

AVERAGE ANNUAL TOTAL RETURNS

(for the period ended December 31, 2024)

	1 Year	Since Inception (02/15/2022)
Return Before Taxes	8.24%	4.67%
Return After Taxes	5.14%	1.80%
Return After Taxes and Sale of Fund Shares	4.81%	2.28%
ICE Diversified US Cash Pay High Yield Financial & REIT Index (reflects no deduction for fees, expenses, or taxes)	8.51%	5.13%

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Management

Investment Adviser. BondBloxx Investment Management Corporation.

Portfolio Managers. Elya Schwartzman and Daniel Goldman (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Mr. Schwartzman has been a fixed income Portfolio Manager of the Fund since the Fund’s inception. Mr. Goldman has been a fixed income Portfolio Manager of the Fund since February 2024.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. When you buy or sell shares of the Fund, you may be required to pay a brokerage commission, and you may experience tax consequences, including gains or losses, in connection with these transactions. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.bondbloxxetf.com. Further, the website will disclose the Fund’s median bid-ask spread over the most recent thirty calendar days.

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (an “IRA”), in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BIM or other related companies have in the past and could in the future pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BONDBLOXX USD HIGH YIELD BOND
ENERGY SECTOR ETF

Investment Objective

The BondBloxx USD High Yield Bond Energy Sector ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds in the energy sector.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.35%
Distribution and Service (12b-1)	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

[1]	The investment advisory agreement between BondBloxx ETF Trust (the “Trust”) and BondBloxx Investment Management Corporation (“BIM”) (the “Investment Advisory Agreement”) provides that BIM will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.

Example.

This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover.

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund may indicate higher transaction costs, may cause the Fund to incur increased expenses and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the period from November 1, 2023 to October 31, 2024, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

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Principal Investment Strategies

The Fund is diversified and seeks to track the investment results of the ICE Diversified US Cash Pay High Yield Energy Index (the “Index”), which is a rules-based index consisting of U.S. dollar-denominated below investment grade bonds (as determined by ICE Data Indices, LLC or its affiliates (collectively “Index Provider” or “IDI”)) that contains issuers from the energy sector, including the exploration & production, gas distribution, oil field equipment & services, and oil refining & marketing sub-sectors. Below investment grade bonds are commonly referred to as “junk bonds.” The Index is a modified market value-weighted index with a cap on each issuer of 25% of the market capitalization of the Index. This means that Index constituents are capitalization weighted, based on their current amount outstanding, and then adjusted in accordance with the index methodology detailed below. There is no limit to the number of issues in the Index, but as of December 31, 2024, the Index included approximately 216 constituents. The bonds included in the Index are publicly issued in the United States domestic market. Because the Index is reconstituted and rebalanced monthly, the components of the Index are likely to change over time.

The Index is composed of a subset of bonds in the ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Index”). The Index components are classified into “large cap” and “small cap” categories. Their weightings are then adjusted based on a capitalization-weighting adjustment formula. See “More Information About the Funds-Index Construction” for more information about the adjustment formula.

As of December 31, 2024, the bonds eligible for inclusion in the Index include U.S. dollar-denominated high yield corporate bonds, currently in a coupon paying period, that are publicly issued in the U.S. domestic market, and that: (i) are issued by companies having “risk exposure” to countries (i.e., issuers that are subject to the risks of one or more of these countries as a result of the principal country of domicile of the issuers (as determined by the Index Provider)) that are members of the FX-G10, which include Australia, Austria, Belgium, Canada, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Japan, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the U.K. and the U.S. and their respective territories; (ii) have an average rating of below investment grade (ratings from Fitch Ratings, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are registered with the SEC, exempt from registration at issuance, or offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), with or without registration rights; (iv) have at least $250 million of outstanding face value; (v) have an original maturity date of at least 18 months at the time of issuance; (vi) have at least one year to maturity as of the rebalancing date; and (vii) are issued by companies that each derive at least 50% of their revenues or profits from the ownership, operation, development, construction, management, financing, leasing or sale of energy assets. There is no upper limit on the maturity of bonds eligible for inclusion in the Index. For more information regarding the Underlying Index, see “More Information About the Funds-Underlying Index” below.

BIM uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing will eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.

BIM uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable target index that BIM determines to collectively have an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Index. There may be instances in which BIM may choose to underweight or overweight a security in the Index, purchase securities not in the Index that BIM believes are appropriate to substitute for certain securities in the Index in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

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Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield, below-investment grade bonds denominated in U.S. dollars of issuers in the energy sector, either directly or indirectly (e.g., through derivatives).The Fund may also invest up to 20% of its net assets in certain futures, options and swap contracts, U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, securities of other registered investment companies, cash and cash equivalents, as well as in securities not included in its Index, but which BIM believes will help the Fund track its Index.

An issuer is considered to be in the energy sector if it derives at least 50% of its revenues or profits from the ownership, operation, development, construction, management, financing, leasing or sale of energy assets.

The Fund seeks to track the investment results of the Index before fees and expenses of the Fund.

The Index is sponsored by the Index Provider, which is independent of the Fund and BIM. The Index Provider determines the composition and relative weightings of the bonds in the Index and publishes information regarding the market value of the Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. As of December 31, 2024, the Index currently holds 25% or more of its assets in the energy sub-sector.

Summary of Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below. Any such risk may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

High Yield Securities Risk. Securities that are rated below investment-grade (sometimes referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch or below “Baa3” by Moody’s), or similar securities that are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. In addition, the Index Provider may be subject to business or regulatory changes that impair its ability to continue to operate the Index in its current form.

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Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV or differences between the securities prices used to value the Index and those used by the Fund), transaction costs incurred by the Fund, securities lending earnings, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain qualification for treatment as a regulated investment company (“RIC’’) for U.S. federal income tax purposes, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. INDEX-BASED EXCHANGE TRADED FUNDS (“ETFs”) THAT TRACK INDICES WITH SIGNIFICANT WEIGHT IN HIGH YIELD SECURITIES MAY EXPERIENCE HIGHER TRACKING ERROR THAN OTHER INDEX ETFs THAT DO NOT TRACK SUCH INDICES.

Bond Risk. The Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security typically issued by a corporate or government issuer that has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors. An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bond Risk. The Fund will invest in corporate bonds, which are debt instruments issued by corporations to raise capital. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation. The Fund invests in fixed income securities of high yield issuers that may exhibit higher levels of credit risk than other types of fixed income instruments.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Focused Investment Risk. To the extent the Fund invests more heavily in particular sectors, sub-sectors, industries, groups of industries, asset classes, markets, regions, countries, or groups of countries, its performance will be especially sensitive to developments that significantly affect those sectors, sub-sectors, industries, asset classes, markets, regions, or countries. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. An individual sector, sub-sector, industry, group of industries, asset-class, market, region, country, or group of countries may outperform the broader market during particular periods, but may do so with considerably greater volatility than the broader market. In addition, the several industries that constitute a sector or sub-sector or the several countries or markets that constitute a region or group of countries may all react similarly to economic, political, regulatory or other market events. The Fund’s performance could also be affected if the sectors, sub-sectors, industries, asset classes, markets, regions, or countries do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

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Passive Investment Risk. The Fund is not actively managed, and BIM generally does not attempt to take defensive positions under any market conditions, including declining markets or changing interest rate environments.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Energy Sector Risk. The energy sector consists of a number of sub-sectors, including the exploration & production, gas distribution, oil field equipment & services, and oil refining & marketing sub-sectors. The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, geopolitical instability, government regulations and energy conservation efforts. The energy sector has recently experienced increased volatility. In particular, there has been significant market volatility in the crude oil markets as well as the oil futures markets, which resulted in the market price of certain crude oil futures contract falling below zero for a period of time.

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Oil and Gas Sub-Sector Risk. Companies in the oil and gas sub-sector are strongly affected by the levels and volatility of global energy prices, oil and gas supply and demand, government regulations and policies, oil and gas production and conservation efforts and technological change. The oil and gas sub-sector is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Prices and supplies of oil and gas may fluctuate significantly over short and long periods of time due to national and international political changes, OPEC policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economies of key energy-consuming countries. Disruptions in the oil and gas sub-sector or shifts in energy consumption may significantly impact companies in this sub-sector.

Exploration & Production Sub-Sector Risk. Financial results of companies in the exploration and production sub-sector correlate closely to the prices they obtain for their products, such as oil, natural gas, and their chemical products. These prices have historically fluctuated wildly, and if prices decline, these companies’ operations, financial condition, cash slows, expenditure levels and quantity of estimated proved reserved attributable to their properties may be materially and adversely affected. Prices are set by global and local market forces not in these companies’ control. In addition, activities in this sub-sector are subject to risks outside the companies’ control, including the risk that drilling will not result in commercially viable oil or natural gas production. Exploration is inherently risky and subject to delays, misinterpretation of geologic or engineering data, unexpected geologic conditions or finding reserves of disappointing quality or quantity, which may result in significant losses.

Gas Distribution Sub-Sector Risk. Companies in the gas distribution sub-sector are generally highly dependent on companies in the exploration and production sub-sector, which means that material adverse impacts on the exploration and production sub-sector may have material adverse effects on companies in the gas distribution sub-sector. Lower prices of oil or natural gas could have a material adverse effect on these companies’ business, operating results, financial condition or ability to make distributions to investors, such as the Fund. The gas distribution sub-sector is highly competitive, with a large number of competitors, and companies’ customers may seek to compete with companies in this sub-sector.

Oil Field Equipment & Services Sub-Sector Risk. Companies in the oil field equipment and services sub-sector are highly dependent on activity levels on the oil and gas industry, which is significantly affected by volatile oil and gas prices, and other factors. This includes activity levels in offshore areas worldwide. Prolonged reductions in oil and natural gas prices could depress the immediate levels of exploration, development and production activity. Perceptions of longer-term lower oil and natural gas prices by oil and gas companies could similarly reduce or defer major expenditures given the long-term nature of many large-scale development projects. Lower levels of activity result in a corresponding decline in the demand for these companies’ services, which could have a material adverse effect on revenue and profitability. Oil and gas prices and market expectations of potential changes in these prices significantly affect this level of activity. However, increases in near-term commodity prices do not necessarily translate into increased offshore drilling activity since customers’ expectations of longer-term future commodity prices typically have a greater impact on demand for rigs. Consistent with this dynamic, customers may delay or cancel many exploration and development programs, resulting in reduced demand for services. Also, increased competition for customers’ drilling budgets could come from, among other areas, land-based energy markets worldwide. The availability of quality drilling prospects, exploration success, relative production costs, the stage of reservoir development and political and regulatory environments also affect customers’ drilling campaigns. Worldwide military, political and economic events have often contributed to oil and gas price volatility and are likely to do so in the future.

Oil Refining & Marketing Sub-Sector Risk. Business closings and layoffs in the markets in which a company in the oil refining and marketing sub-sector operates may adversely affect demand for refined products. Sustained deterioration of general economic conditions or persistent weak demand levels could require additional actions on a company’s part to lower its operating costs, including temporarily or permanently ceasing to operate units at its facilities.

These companies’ revenues, profitability, cash flows and liquidity from operations depend primarily on the margin above operating expenses (including the cost of refinery feedstocks, such as crude oil, intermediate partially refined petroleum products, and natural gas liquids that are processed and blended into refined products) at which a company is able to sell refined products. Refining is primarily a margin-based business and, to increase profitability, it is important to maximize the yields of high value finished products while minimizing the costs of feedstock and operating expenses. An increase or decrease in the price of crude oil will likely result in a similar increase or decrease in prices for refined products; however, there may be a time lag in the realization, or no such realization, of the similar increase or decrease in prices for refined products. The effect of changes in crude oil prices on a company’s refining margins therefore depends in part on how quickly and how fully refined product prices adjust to reflect these changes.

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Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in, or which are exposed to, the affected region.

Risk of Investing in the United States. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, sector, sub-sector, market segment, market, industry, group of industries, country, group of countries, region or asset class.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV. The high yield securities in which the Fund invests may experience greater liquidity challenges than other types of securities during periods of market stress.

Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus) may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

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Exchange-Traded Fund and Other Registered Investment Company Risk. The Fund may invest in shares of other registered investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another registered investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Management Risk. Because BIM uses a representative sampling indexing strategy, the Fund may not be able to fully replicate the Index and may hold securities not included in the Index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

Cybersecurity Risk. Failures or breaches of the electronic or computer systems of the Fund, BIM, the Fund’s distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

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Performance Information

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the periods shown compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.bondbloxxetf.com or by calling (800) 896-5089 (toll free).

Annual Total Returns (%) as of December 31, 2024

The Fund’s best and worst calendar quarters
Best Quarter: 5.01% (December 31, 2023)

Worst Quarter: (8.36)% (June 30, 2022)

AVERAGE ANNUAL TOTAL RETURNS

(for the period ended December 31, 2024)

	1 Year	Since Inception (02/15/2022)
Return Before Taxes	7.22%	5.78%
Return After Taxes	4.22%	2.98%
Return After Taxes and Sale of Fund Shares	4.23%	3.19%
ICE Diversified US Cash Pay High Yield Energy Index (reflects no deduction for fees, expenses, or taxes)	7.45%	6.35%

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Management

Investment Adviser. BondBloxx Investment Management Corporation.

Portfolio Managers. Elya Schwartzman and Daniel Goldman (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Mr. Schwartzman has been a fixed income Portfolio Manager of the Fund since the Fund’s inception. Mr. Goldman has been a fixed income Portfolio Manager of the Fund since February 2024.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. When you buy or sell shares of the Fund, you may be required to pay a brokerage commission, and you may experience tax consequences, including gains or losses, in connection with these transactions. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.bondbloxxetf.com. Further, the website will disclose the Fund’s median bid-ask spread over the most recent thirty calendar days.

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (an “IRA”), in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BIM or other related companies have in the past and could in the future pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BONDBLOXX USD HIGH YIELD BOND CONSUMER
CYCLICALS SECTOR ETF

Investment Objective

The BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds in the consumer cyclicals sector.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.35%
Distribution and Service (12b-1)	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

[1]	The investment advisory agreement between BondBloxx ETF Trust (the “Trust”) and BondBloxx Investment Management Corporation (“BIM”) (the “Investment Advisory Agreement”) provides that BIM will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.

Example.

This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover.

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund may indicate higher transaction costs, may cause the Fund to incur increased expenses and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the period from November 1, 2023 to October 31, 2024, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

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Principal Investment Strategies

The Fund is diversified and seeks to track the investment results of the ICE Diversified US Cash Pay High Yield Consumer Cyclical Index (the “Index”), which is a rules-based index consisting of U.S. dollar-denominated below investment grade bonds (as determined by ICE Data Indices, LLC or its affiliates (collectively “Index Provider” or “IDI”)) that contains issuers from the consumer cyclicals sector (companies whose performance is generally more closely connected to the business cycle and current economic conditions), including the leisure, real estate development & management, department stores, and specialty retail sub-sectors. The performance of securities in this sector, in the aggregate, may exhibit greater volatility in response to macroeconomic or systematic changes in the overall economy. Below investment grade bonds are commonly referred to as “junk bonds.” The Index is a modified market value-weighted index with a cap on each issuer of 25% of the market capitalization of the Index. This means that Index constituents are capitalization weighted, based on their current amount outstanding, and then adjusted in accordance with the index methodology detailed below. There is no limit to the number of issues in the Index, but as of December 31, 2024, the Index included approximately 273 constituents. The bonds included in the Index are publicly issued in the United States domestic market. Because the Index is reconstituted and rebalanced monthly, the components of the Index are likely to change over time.

The Index is composed of a subset of bonds in the ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Index”). The Index components are classified into “large cap” and “small cap” categories. Their weightings are then adjusted based on a capitalization-weighting adjustment formula. See “More Information About the Funds-Index Construction” for more information about the adjustment formula.

As of December 31, 2024, the bonds eligible for inclusion in the Index include U.S. dollar-denominated high yield corporate bonds, currently in a coupon paying period, that are publicly issued in the U.S. domestic market, and that: (i) are issued by companies having “risk exposure” to countries (i.e., issuers that are subject to the risks of one or more of these countries as a result of the principal country of domicile of the issuers (as determined by the Index Provider)) that are members of the FX-G10, which include Australia, Austria, Belgium, Canada, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Japan, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the U.K. and the U.S. and their respective territories; (ii) have an average rating of below investment grade (ratings from Fitch Ratings, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are registered with the SEC, exempt from registration at issuance, or offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), with or without registration rights; (iv) have at least $250 million of outstanding face value; (v) have an original maturity date of at least 18 months at the time of issuance; (vi) have at least one year to maturity as of the rebalancing date; and (vii) are issued by companies that each derive at least 50% of their revenues or profits from the ownership, operation, development, construction, management, financing, leasing or sale of consumer cyclical assets. There is no upper limit on the maturity of bonds eligible for inclusion in the Index. For more information regarding the Underlying Index, see “More Information About the Funds-Underlying Index” below.

BIM uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing will eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.

BIM uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable target index that BIM determines to collectively have an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Index. There may be instances in which BIM may choose to underweight or overweight a security in the Index, purchase securities not in the Index that BIM believes are appropriate to substitute for certain securities in the Index in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

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Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield, below-investment grade bonds denominated in U.S. dollars of issuers in the consumer cyclicals sector, either directly or indirectly (e.g., through derivatives).The Fund may also invest up to 20% of its net assets in certain futures, options and swap contracts, U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, securities of other registered investment companies, cash and cash equivalents, as well as in securities not included in its Index, but which BIM believes will help the Fund track its Index.

An issuer is considered to be in the consumer cyclicals sector if it derives at least 50% of its revenues or profits from the ownership, operation, development, construction, management, financing, leasing or sale of consumer cyclicals assets.

The Fund seeks to track the investment results of the Index before fees and expenses of the Fund.

The Index is sponsored by the Index Provider, which is independent of the Fund and BIM. The Index Provider determines the composition and relative weightings of the bonds in the Index and publishes information regarding the market value of the Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. As of December 31, 2024, the Index currently holds 25% or more of its assets in the leisure sub-sector.

Summary of Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below. Any such risk may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

High Yield Securities Risk. Securities that are rated below investment-grade (sometimes referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch or below “Baa3” by Moody’s), or similar securities that are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. In addition, the Index Provider may be subject to business or regulatory changes that impair its ability to continue to operate the Index in its current form.

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Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV or differences between the securities prices used to value the Index and those used by the Fund), transaction costs incurred by the Fund, securities lending earnings, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain qualification for treatment as a regulated investment company (“RIC”) for U.S. federal income tax purposes, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. INDEX-BASED EXCHANGE TRADED FUNDS (“ETFs”) THAT TRACK INDICES WITH SIGNIFICANT WEIGHT IN HIGH YIELD SECURITIES MAY EXPERIENCE HIGHER TRACKING ERROR THAN OTHER INDEX ETFs THAT DO NOT TRACK SUCH INDICES.

Bond Risk. The Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security typically issued by a corporate or government issuer that has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors. An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bond Risk. The Fund will invest in corporate bonds, which are debt instruments issued by corporations to raise capital. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation. The Fund invests in fixed income securities of high yield issuers that may exhibit higher levels of credit risk than other types of fixed income instruments.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Focused Investment Risk. To the extent the Fund invests more heavily in particular sectors, sub-sectors, industries, groups of industries, asset classes, markets, regions, countries, or groups of countries, its performance will be especially sensitive to developments that significantly affect those sectors, sub-sectors, industries, asset classes, markets, regions, or countries. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. An individual sector, sub-sector, industry, group of industries, asset-class, market, region, country, or group of countries may outperform the broader market during particular periods, but may do so with considerably greater volatility than the broader market. In addition, the several industries that constitute a sector or sub-sector or the several countries or markets that constitute a region or group of countries may all react similarly to economic, political, regulatory or other market events. The Fund’s performance could also be affected if the sectors, sub-sectors, industries, asset classes, markets, regions, or countries do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

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Passive Investment Risk. The Fund is not actively managed, and BIM generally does not attempt to take defensive positions under any market conditions, including declining markets or changing interest rate environments.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Consumer Cyclicals Sector Risk. The consumer cyclicals sector consists of a number of sub-sectors, including the consumer discretionary, leisure, real estate development and management, department store and specialty retail sub-sectors. The success of consumer cyclical companies is tied closely to the performance of domestic and international economies, exchange rates, interest rates, competition, consumer confidence, changes in demographics and preferences. Companies in the consumer cyclicals sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

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Consumer Discretionary Sub-Sector Risk. Companies engaged in the design, production or distribution of products or services for the consumer discretionary sub-sector (including, for example, leisure, gaming, hotels, recreation, theaters, entertainment, etc.) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sub-sector may outperform other sub-sectors, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sub-sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.

Retail Sub-Sector Risk. The retail sub-sector may be affected by changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences. Companies in the retail sub-sector face intense competition, which may have an adverse effect on their profitability. The success of companies in the retail sub-sector may be strongly affected by social trends, marketing campaigns and public perceptions. Companies in the retail sub-sector may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Retail companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in, or which are exposed to, the affected region.

Risk of Investing in the United States. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, sector, sub-sector, market segment, market, industry, group of industries, country, group of countries, region or asset class.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV. The high yield securities in which the Fund invests may experience greater liquidity challenges than other types of securities during periods of market stress.

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Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus) may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Exchange-Traded Fund and Other Registered Investment Company Risk. The Fund may invest in shares of other registered investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another registered investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Management Risk. Because BIM uses a representative sampling indexing strategy, the Fund may not be able to fully replicate the Index and may hold securities not included in the Index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

Cybersecurity Risk. Failures or breaches of the electronic or computer systems of the Fund, BIM, the Fund’s distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

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Performance Information

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the periods shown compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.bondbloxxetf.com or by calling (800) 896-5089 (toll free).

Annual Total Returns (%) as of December 31, 2024

The Fund’s best and worst calendar quarters
Best Quarter: 7.05% (December 31, 2023)

Worst Quarter: (10.93)% (June 30, 2022)

AVERAGE ANNUAL TOTAL RETURNS

(for the period ended December 31, 2024)

	1 Year	Since Inception (02/15/2022)
Return Before Taxes	7.58%	4.29%
Return After Taxes	4.68%	1.53%
Return After Taxes and Sale of Fund Shares	4.43%	2.04%
ICE Diversified US Cash Pay High Yield Consumer Cyclical Index (reflects no deduction for fees, expenses, or taxes)	7.74%	4.73%

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Management

Investment Adviser. BondBloxx Investment Management Corporation.

Portfolio Managers. Elya Schwartzman and Daniel Goldman (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Mr. Schwartzman has been a fixed income Portfolio Manager of the Fund since the Fund’s inception. Mr. Goldman has been a fixed income Portfolio Manager of the Fund since February 2024.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. When you buy or sell shares of the Fund, you may be required to pay a brokerage commission, and you may experience tax consequences, including gains or losses, in connection with these transactions. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.bondbloxxetf.com. Further, the website will disclose the Fund’s median bid-ask spread over the most recent thirty calendar days.

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (an “IRA”), in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BIM or other related companies have in the past and could in the future pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BONDBLOXX USD HIGH YIELD BOND CONSUMER
NON-CYCLICALS SECTOR ETF

Investment Objective

The BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds in the consumer non-cyclicals sector.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.35%
Distribution and Service (12b-1)	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

[1]	The investment advisory agreement between BondBloxx ETF Trust (the “Trust”) and BondBloxx Investment Management Corporation (“BIM”) (the “Investment Advisory Agreement”) provides that BIM will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.

Example.

This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover.

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund may indicate higher transaction costs, may cause the Fund to incur increased expenses and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the period from November 1, 2023 to October 31, 2024, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

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Principal Investment Strategies

The Fund is diversified and seeks to track the investment results of the ICE Diversified US Cash Pay High Yield Consumer Non-Cyclical Index (the “Index”), which is a rules-based index consisting of U.S. dollar-denominated below investment grade bonds (as determined by ICE Data Indices, LLC or its affiliates (collectively “Index Provider” or “IDI”)) that contains issuers from the consumer non-cyclicals sector (companies whose performance is generally less closely connected to the business cycle and current economic conditions), including the consumer goods, discount stores, food & drug retail, restaurants, and utilities sub-sectors. The performance of securities in this sector, in the aggregate, may exhibit lower sensitivity in response to macroeconomic or systematic changes in the overall economy. Below investment grade bonds are commonly referred to as “junk bonds.” The Index is a modified market value-weighted index with a cap on each issuer of 25% of the market capitalization of the Index. This means that Index constituents are capitalization weighted, based on their current amount outstanding, and then adjusted in accordance with the index methodology detailed below. There is no limit to the number of issues in the Index, but as of December 31, 2024, the Index included approximately 174 constituents. The bonds included in the Index are publicly issued in the United States domestic market. Because the Index is reconstituted and rebalanced monthly, the components of the Index are likely to change over time.

The Index is composed of a subset of bonds in the ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Index”). The Index components are classified into “large cap” and “small cap” categories. Their weightings are then adjusted based on a capitalization-weighting adjustment formula. See “More Information About the Funds-Index Construction” for more information about the adjustment formula.

As of December 31, 2024, the bonds eligible for inclusion in the Index include U.S. dollar-denominated high yield corporate bonds, currently in a coupon paying period, that are publicly issued in the U.S. domestic market, and that: (i) are issued by companies having “risk exposure” to countries (i.e., issuers that are subject to the risks of one or more of these countries as a result of the principal country of domicile of the issuers (as determined by the Index Provider)) that are members of the FX-G10, which include Australia, Austria, Belgium, Canada, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Japan, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the U.K. and the U.S. and their respective territories; (ii) have an average rating of below investment grade (ratings from Fitch Ratings, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are registered with the SEC, exempt from registration at issuance, or offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), with or without registration rights; (iv) have at least $250 million of outstanding face value; (v) have an original maturity date of at least 18 months at the time of issuance; (vi) have at least one year to maturity as of the rebalancing date; and (vii) are issued by companies that each derive at least 50% of their revenues or profits from the ownership, operation, development, construction, management, financing, leasing or sale of consumer non-cyclical assets. There is no upper limit on the maturity of bonds eligible for inclusion in the Index. For more information regarding the Underlying Index, see “More Information About the Funds-Underlying Index” below.

BIM uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing will eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.

BIM uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable target index that BIM determines to collectively have an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and sector weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Index. There may be instances in which BIM may choose to underweight or overweight a security in the Index, purchase securities not in the Index that BIM believes are appropriate to substitute for certain securities in the Index in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

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Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield, below-investment grade bonds denominated in U.S. dollars of issuers in the consumer non-cyclicals sector, either directly or indirectly (e.g., through derivatives).The Fund may also invest up to 20% of its net assets in certain futures, options and swap contracts, U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, securities of other registered investment companies, cash and cash equivalents, as well as in securities not included in its Index, but which BIM believes will help the Fund track its Index.

An issuer is considered to be in the consumer non-cyclicals sector if it derives at least 50% of its revenues or profits from the ownership, operation, development, construction, management, financing, leasing or sale of consumer non-cyclicals assets.

The Fund seeks to track the investment results of the Index before fees and expenses of the Fund.

The Index is sponsored by the Index Provider, which is independent of the Fund and BIM. The Index Provider determines the composition and relative weightings of the bonds in the Index and publishes information regarding the market value of the Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. As of December 31, 2024, the Index currently holds 25% or more of its assets in the consumer goods and utilities sub-sectors.

Summary of Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below. Any such risk may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

High Yield Securities Risk. Securities that are rated below investment-grade (sometimes referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch or below “Baa3” by Moody’s), or similar securities that are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. In addition, the Index Provider may be subject to business or regulatory changes that impair its ability to continue to operate the Index in its current form.

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Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV or differences between the securities prices used to value the Index and those used by the Fund), transaction costs incurred by the Fund, securities lending earnings, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain qualification for treatment as a regulated investment company (“RIC”) for U.S. federal income tax purposes, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. INDEX-BASED EXCHANGE TRADED FUNDS (“ETFs”) THAT TRACK INDICES WITH SIGNIFICANT WEIGHT IN HIGH YIELD SECURITIES MAY EXPERIENCE HIGHER TRACKING ERROR THAN OTHER INDEX ETFs THAT DO NOT TRACK SUCH INDICES.

Bond Risk. The Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security typically issued by a corporate or government issuer that has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors. An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bond Risk. The Fund will invest in corporate bonds, which are debt instruments issued by corporations to raise capital. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation. The Fund invests in fixed income securities of high yield issuers that may exhibit higher levels of credit risk than other types of fixed income instruments.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Focused Investment Risk. To the extent the Fund invests more heavily in particular sectors, sub-sectors, industries, groups of industries, asset classes, markets, regions, countries, or groups of countries, its performance will be especially sensitive to developments that significantly affect those sectors, sub-sectors, industries, asset classes, markets, regions, or countries. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. An individual sector, sub-sector, industry, group of industries, asset-class, market, region, country, or group of countries may outperform the broader market during particular periods, but may do so with considerably greater volatility than the broader market. In addition, the several industries that constitute a sector or sub-sector or the several countries or markets that constitute a region or group of countries may all react similarly to economic, political, regulatory or other market events. The Fund’s performance could also be affected if the sectors, sub-sectors, industries, asset classes, markets, regions, or countries do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

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Passive Investment Risk. The Fund is not actively managed, and BIM generally does not attempt to take defensive positions under any market conditions, including declining markets or changing interest rate environments.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Consumer Non-Cyclicals Sector Risk. The consumer non-cyclicals sector consists principally of consumer staples companies that operate in numerous sub-sectors, including the consumer goods, discount stores, food & drug retail, restaurants, and utilities sub-sectors. Investments in the consumer non-cyclicals sector involve risks associated with companies that manufacture products and provide discretionary services directly to the consumer. Performance of companies in the consumer non-cyclicals sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer non-cyclicals sector are also affected by changes in government regulation, global economic, environmental and political events, and economic conditions.

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Consumer Staples Sub-Sector Risk. Companies in the consumer goods sub-sector may be strongly affected by social trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain consumer goods companies represented in the Index. Many consumer goods in the U.S. may also be marketed globally, and such consumer goods companies may be affected by the demand and market conditions in non-U.S. countries.

Utilities Sub-Sector Risk. The utilities sub-sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities sub-sector is also subject to potential terrorist attacks, including hacks and cyber-security attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in, or which are exposed to, the affected region.

Risk of Investing in the United States. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, sector, sub-sector, market segment, market, industry, group of industries, country, group of countries, region or asset class.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV. The high yield securities in which the Fund invests may experience greater liquidity challenges than other types of securities during periods of market stress.

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Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus) may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Exchange-Traded Fund and Other Registered Investment Company Risk. The Fund may invest in shares of other registered investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another registered investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Management Risk. Because BIM uses a representative sampling indexing strategy, the Fund may not be able to fully replicate the Index and may hold securities not included in the Index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

Cybersecurity Risk. Failures or breaches of the electronic or computer systems of the Fund, BIM, the Fund’s distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

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Performance Information

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the periods shown compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.bondbloxxetf.com or by calling (800) 896-5089 (toll free).

Annual Total Returns (%) as of December 31, 2024

The Fund’s best and worst calendar quarters
Best Quarter: 7.45% (December 31, 2023)

Worst Quarter: (7.65)% (June 30, 2022)

AVERAGE ANNUAL TOTAL RETURNS

(for the period ended December 31, 2024)

	1 Year	Since Inception (02/15/2022)
Return Before Taxes	6.00%	3.98%
Return After Taxes	3.31%	1.48%
Return After Taxes and Sale of Fund Shares	3.51%	1.93%
ICE Diversified US Cash Pay High Yield Consumer Non-Cyclical Index (reflects no deduction for fees, expenses, or taxes)	6.26%	4.36%

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Management

Investment Adviser. BondBloxx Investment Management Corporation.

Portfolio Managers. Elya Schwartzman and Daniel Goldman (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Mr. Schwartzman has been a fixed income Portfolio Manager of the Fund since the Fund’s inception. Mr. Goldman has been a fixed income Portfolio Manager of the Fund since February 2024.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. When you buy or sell shares of the Fund, you may be required to pay a brokerage commission, and you may experience tax consequences, including gains or losses, in connection with these transactions. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.bondbloxxetf.com. Further, the website will disclose the Fund’s median bid-ask spread over the most recent thirty calendar days.

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (an “IRA”), in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BIM or other related companies have in the past and could in the future pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BONDBLOXX USD HIGH YIELD BOND
SECTOR ROTATION ETF

Investment Objective

The BondBloxx USD High Yield Bond Sector Rotation ETF (the “Fund”) seeks to provide total return by primarily investing its assets in U.S. dollar-denominated, high yield corporate bonds in the various sectors of the fixed income securities market through other exchange-traded funds (“ETFs”).

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees	0.45%
Distribution and Service (12b-1)	None
Other Expenses	0.20%
Acquired (Underlying) Fund Fees and Expenses[1]	0.35%
Total Annual Fund Operating Expenses	1.00%
Fee Waiver and/or Expense Reimbursement[2]	(0.45)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%

[1]	The Fund may incur “Acquired (Underlying) Fund Fees and Expenses.” Acquired (Underlying) Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. The Acquired (Underlying) Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
[2]	BIM has contractually agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and non-affiliated acquired fund fees and expenses) so that the ratio of the Fund’s net total annual operating expenses will not exceed 0.55% through the anniversary of the listing date of the Fund in 2026. The contractual fee waiver may be terminated prior to the anniversary of the listing date of the Fund in 2026 only upon written agreement of the Trust and BIM.

Example.

This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$274	$509	$1,184

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Portfolio Turnover.

The Fund and the Underlying Funds may pay transaction costs, such as commissions, when they buy and sell securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund or the Underlying Funds may indicate higher transaction costs, may cause the Fund or the Underlying Funds to incur increased expenses and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example (except costs to the Underlying Funds included as part of Acquired (Underlying) Fund Fees and Expenses), affect the Fund’s performance. To the extent an Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund. For the period from November 1, 2023 to October 31, 2024, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio. The Fund acquired the assets and liabilities of the Highland/iBoxx Senior Loan ETF, a series of NexPoint Funds I (the “Predecessor Fund”), following the reorganization of the Predecessor Fund with and into the Fund on September 18, 2023. The Predecessor Fund had a fiscal year of June 30, and the Fund has a fiscal year of October 31.

Principal Investment Strategies

The Fund is “actively managed” and does not seek to replicate the performance of a specified index. The Fund operates as a “fund of funds,” meaning that it primarily invests its assets in securities of other ETFs. In particular, the Fund allocates its assets among ETFs that each focus on U.S. dollar-denominated, high yield corporate bonds (commonly referred to as “junk bonds”) in the various sectors of the fixed income securities market (each, a “Sector” and collectively, the “Sectors”). As of December 31, 2024, the Sectors include: Industrials, Telecom, Media & Technology, Healthcare, Financial & REIT, Energy, Consumer Cyclicals, Consumer Non-Cyclicals, BB-rated, single-B rated, and CCC-rated Sectors. Exposure to the Sectors is obtained by investing in ETFs that invest in the specific sectors included in the ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Benchmark”), which is a rules-based index consisting of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market (as determined by ICE Data Indices, LLC (“IDI” or “Index Provider”)). The sector classifications as determined by IDI are subject to change and are not controlled by the Fund or BondBloxx Investment Management Corporation (the “Adviser” or “BIM”), the Fund’s and the Underlying Funds’ (as defined below) investment adviser. The ETFs in which the Fund invests are: BondBloxx USD High Yield Bond Industrial Sector ETF (ticker: XHYI), BondBloxx USD High Yield Bond Telecom, Media & Technology Sector ETF (ticker: XHYT), BondBloxx USD High Yield Bond Healthcare Sector ETF (ticker: XHYH), BondBloxx USD High Yield Bond Financial & REIT Sector ETF (ticker: XHYF), BondBloxx USD High Yield Bond Energy Sector ETF |(ticker: XHYE), BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF (ticker: XHYC), BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF (ticker: XHYD), BondBloxx BB Rated USD High Yield Corporate Bond ETF (ticker: XBB), BondBloxx B Rated USD High Yield Corporate Bond ETF (ticker: XB), and BondBloxx CCC Rated USD High Yield Corporate Bond ETF (ticker: XCCC) (each, an “Underlying Fund”). The Fund will be close to fully invested at all times in the Underlying Funds. Each Underlying Fund is an affiliated fund advised by the Adviser.

“Sector rotation” refers to the allocation and reallocation of Fund assets from one or more Sectors into one or more other Sectors. The Adviser makes asset allocation recommendations among the Underlying Funds based on its fundamental investment approach that takes into consideration the analysis of macroeconomic, financial and market data to formulate decisions regarding the recommended sector allocation(s) within the portfolio, which may result in the allocation and reallocation of Fund assets from one or more Sectors into one or more other Sectors.

The Adviser’s asset allocations may attempt to enhance returns relative to the Underlying Benchmark by overweighting and underweighting exposure to the Sectors and this may consequently increase or reduce the Fund’s overall exposure to certain Underlying Funds. It is possible the Fund may not have exposure to all Sectors or Underlying Funds at all times.

The Adviser typically rebalances the Fund’s portfolio of Underlying Funds on a monthly basis, although rebalancing may occur more or less frequently depending on market conditions. As a result of frequent rebalances, the Fund may experience a high turnover rate.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) directly or indirectly through the Underlying Funds, in high yield bonds issued by U.S. companies. High yield bonds are below investment grade securities (sometimes referred to as “junk bonds”) that are rated below “BBB-” by S&P Global Ratings and Fitch or below “Baa3” by Moody’s or similar securities that are unrated but considered to be of equivalent quality by BIM. The Fund may also invest up to 20% of its net assets in certain futures, options and swap contracts, U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, securities of other registered investment companies, cash and cash equivalents.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund.

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Summary of Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below (either directly or through its investments in the Underlying Funds). Any such risk may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The description of the principal risks below applies to the Fund and the Underlying Funds, as applicable.

High Yield Securities Risk. Securities that are rated below investment-grade (sometimes referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch or below “Baa3” by Moody’s), or similar securities that are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.

High yield securities that are unrated expose investors to risks with respect to capacity to pay interest or repay principal that are similar to the risks of below investment grade bonds. Evaluation of these securities is dependent on BIM’s judgment, analysis and experience in the evaluation of such securities.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares or the Fund’s underlying portfolio securities, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Investment in the Underlying Funds Risk. The Fund invests a substantial portion of its assets in the Underlying Funds. Accordingly, the Fund’s investment performance will be directly related to the performance of the Underlying Funds, and the Fund is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. To the extent the Fund is exposed more heavily to one or more particular Sectors, its performance will be especially sensitive to risks associated with those Sectors, which include:

●	Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

●	Telecom, Media and Technology Sector Risk. The telecom, media and technology sector consists of a number of sub-sectors, including the telecommunications, communication services, technology and electronics and media sub-sectors. These sectors are subject to the risks of rapid innovation and obsolescence cycles, intellectual property theft, government regulation, cybersecurity incidents and labor force challenges, among others. There is significant competition for technological advances, and issuers that fail to innovate will be adversely impacted. In addition, issuers in certain sub-sectors require substantial capital investments to develop products and services.

●	Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient and tele-health services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments.

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●	Financial Sector Risk. The financial sector consists of numerous sub-sectors, including the banking, financial services, insurance and REIT sub-sectors. Companies in the financial sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financial sector generally. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. The financial sector is particularly sensitive to fluctuations in interest rates. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. The financial sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

●	Energy Sector Risk. The energy sector consists of a number of sub-sectors, including the exploration & production, gas distribution, oil field equipment & services, and oil refining & marketing sub-sectors. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in the levels and volatility of global energy prices, energy supply and demand, geopolitical instability and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; regulation of energy production and the cost and availability of government subsidies; and energy conservation efforts, increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies.

●	Consumer Cyclicals Sector Risk. The consumer cyclicals sector consists of a number of sub-sectors, including the automotive, consumer discretionary, leisure, real estate development and management, department store and specialty retail sub-sectors. The success of consumer cyclical companies is tied closely to the performance of domestic and international economies, exchange rates, interest rates, competition, consumer confidence, changes in demographics and preferences. Companies in the consumer cyclicals sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

●	Consumer Non-Cyclicals Sector Risk. The consumer non-cyclicals sector consists principally of consumer staples companies that operate in numerous sub-sectors, including the consumer goods, discount stores, food & drug retail, restaurants, and utilities sub-sectors. Investments in the consumer non-cyclicals sector involve risks associated with companies that manufacture products and provide discretionary services directly to the consumer. Performance of companies in the consumer non-cyclicals sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer non-cyclicals sector are also affected by global economic, environmental and political events, and economic conditions. The products of consumer non-cyclical companies are subject to government regulation which may negatively impact such companies’ performance.

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A strategy used by the Underlying Funds may fail to produce the intended results. If the Fund has allocated a higher portion of its net assets to a particular Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund and may be more susceptible to losses because of these developments. The Fund’s ability to achieve its investment objective will depend on the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund can be achieved. With respect to the Underlying Funds, which are all designed to track an index, the price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

The Fund’s NAV will change with changes in the value of the Underlying Funds and other investments based on their market valuations. The Fund’s market price may deviate from value of the Fund’s underlying holdings, particularly in times of market stress, and as a result, investors may pay more or receive less than the underlying value of the Fund’s shares bought or sold. See also “-Exchange-Traded Fund (ETF) and Other Registered Investment Company Risk” below. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Funds.

Affiliated ETF Risk. The Adviser receives advisory fees from the Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Adviser fulfills its fiduciary duties to the Fund and the Underlying Funds. The Adviser may have an incentive to take into account the effect on an Underlying Fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Fund. In addition, the fees payable to the Adviser by certain of the Underlying Funds may be higher than the fee payable by the Fund. However, the Adviser has a fiduciary duty to act in the Fund’s best interests when selecting the Underlying Funds.

Asset Allocation Risk. The Fund’s investment performance depends upon the successful allocation by the Adviser of the Fund’s assets among the Sectors. There is no guarantee that the allocation techniques and decisions made in connection therewith will produce the desired results. Any imperfections, errors or limitations in the allocation techniques and decisions made could result in investment outcomes different from or opposite to those expected or desired by the Fund.

Exchange-Traded Fund and Other Registered Investment Company Risk. The Fund may invest in shares of other registered investment companies and ETFs, including the affiliated Underlying Funds. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another registered investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Bond Risk. The Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security typically issued by a corporate or government issuer that has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors. An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bond Risk. The Fund will invest in corporate bonds, which are debt instruments issued by corporations to raise capital. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

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Asset Class Risk. Securities and other assets in an Underlying Fund’s underlying index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in an Underlying Fund’s underlying index are substituted, or the Fund otherwise needs to purchase additional bonds.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation. The Fund invests in fixed income securities of high yield issuers that may exhibit higher levels of credit risk than other types of fixed income instruments.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Risk of Investing in the United States. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure. In addition, a natural disaster could occur in a geographic region of the United States in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in, or which are exposed to, the affected region.

Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.

Concentration Risk. It is possible the Fund may not have exposure to all Sectors or Underlying Funds at all times. Accordingly, the Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that, based on the Fund’s exposure to certain Sectors or Underlying Funds at various times, the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, sector, sub-sector, market segment, market, industry, group of industries, country, group of countries, region or asset class.

Each Underlying Fund has an industry concentration policy such that the Underlying Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its underlying index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. As of December 31, 2024: with respect to BondBloxx USD High Yield Bond Industrial Sector ETF, its underlying index holds 25% or more of its assets in the basic industry, capital goods, and services sub-sectors; with respect to BondBloxx USD High Yield Bond Telecom, Media & Technology Sector ETF, its underlying index currently holds 25% or more of its assets in the media, telecommunications and technology and electronics sub-sectors; with respect to BondBloxx USD High Yield Bond Healthcare Sector ETF, its underlying index currently holds 25% or more of its assets in the healthcare sub-sector; with respect to BondBloxx USD High Yield Bond Financial & REIT Sector ETF, its underlying index currently holds 25% or more of its assets in the financial services and REIT sub-sectors; with respect to BondBloxx USD High Yield Bond Energy Sector ETF, its underlying index currently holds 25% or more of its assets in the energy sub-sector; with respect to BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF, its underlying index currently holds 25% or more of its assets in the leisure sub-sector; and with respect to BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF, its underlying index currently holds 25% or more of its assets in the consumer goods and utilities sub-sectors.

To the extent the Fund invests more heavily in particular sectors, sub-sectors, industries, groups of industries, asset classes, markets, regions, countries, or groups of countries, its performance will be especially sensitive to developments that significantly affect those sectors, sub-sectors, industries, asset classes, markets, regions, or countries. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. An individual sector, sub-sector, industry, group of industries, asset-class, market, region, country, or group of countries may outperform the broader market during particular periods, but may do so with considerably greater volatility than the broader market. In addition, the several industries that constitute a sector or sub-sector or the several countries or markets that constitute a region or group of countries may all react similarly to economic, political, regulatory or other market events. The Fund’s performance could also be affected if the sectors, sub-sectors, industries, asset classes, markets, regions, or countries do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

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Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV. The high yield securities in which the Fund invests may experience greater liquidity challenges than other types of securities during periods of market stress.

Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”). Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus) may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Management Risk. Because BIM uses a representative sampling indexing strategy, an Underlying Fund may not be able to fully replicate its underlying index and may hold securities not included in the underlying index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Portfolio Turnover Risk. High portfolio turnover (considered by the Fund and the Underlying Funds to mean higher than 100% annually) may result in increased transaction costs to the Fund or an Underlying Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by an Underlying Fund’s underlying index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

Cybersecurity Risk. Failures or breaches of the electronic or computer systems of the Fund, BIM, the Fund’s distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

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Reference Rate Risk. The London Interbank Offered Rate (“LIBOR”) was the offered rate at which major international banks could obtain wholesale, unsecured funding. Certain of the Funds’ investments, payment obligations, financing terms and other transactions (including certain derivatives transactions) have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate (“SOFR”) for U.S. dollar LIBOR). The transition away from LIBOR to the use of replacement rates has gone relatively smoothly but the full impact of the transition on the Funds or the financial instruments in which the Funds invest cannot yet be fully determined.

SOFR is an index rate calculated based on short-term repurchase agreements backed by U.S. Treasury Instruments. While LIBOR was an unsecured rate, SOFR is a secured rate. SOFR, unlike LIBOR, reflects actual market transactions. Accordingly, SOFR is not the economic equivalent of LIBOR. Consequently, there can be no assurance that SOFR will perform in the same way as LIBOR would have at any time, including, without limitation, as a result of changes in interest and yield rates in the market, monetary policy, bank credit risk, market volatility or global or regional economic, financial, political, regulatory, judicial or other events. There also can be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of the Funds. If the manner in which SOFR is calculated is changed, that change may result in a reduction of the amount of interest payable on SOFR-linked floating rate instruments and the trading prices of such instruments. Additionally, daily changes in SOFR have, on occasion, been more volatile than daily changes in other benchmark or market rates. Although occasional, increased daily volatility in SOFR would not necessarily lead to more volatile interest payments, the return on and value of SOFR-linked floating rate instruments may fluctuate more than floating rate instruments that are linked to less volatile rates. All of the foregoing risks may affect the performance of the applicable bonds and loans in which the Funds invest, which in turn may adversely affect the performance of the Funds.

In addition, the Funds’ investments, payment obligations, financing terms and other transactions (including certain derivatives transactions) may be tied to other floating rates such as Euro Interbank Offered Rate (“EURIBOR”) and other similar types of reference rates including as a result of the transition away from LIBOR to new alternative reference rates (each, a “Reference Rate”). Such Reference Rates as well as other types of rates and indices are classed as “benchmarks” and have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

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Performance Information

The Fund acquired the assets and liabilities of the Predecessor Fund, following the reorganization of the Predecessor Fund with and into the Fund on September 18, 2023. Prior to the reorganization, the Predecessor Fund was advised by another investment adviser, had a different investment objective and policies, and was a passively managed fund that sought to track the performance of the Markit iBoxx Liquid Leveraged Loan Index. The Predecessor Fund’s performance for the periods prior to the reorganization is not shown.

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the periods shown compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.bondbloxxetf.com or by calling (800) 896-5089 (toll free).

Annual Total Returns (%) as of December 31, 2024

The Fund’s best and worst calendar quarters
Best Quarter: 7.05% (December 31, 2023)
Worst Quarter: 0.14% (December 31, 2024)

AVERAGE ANNUAL TOTAL RETURNS

(for the period ended December 31, 2024)

	1 Year	Since Inception (9/18/2023)
Return Before Taxes	7.35%	10.36%
Return After Taxes	4.35%	7.02%
Return After Taxes and Sale of Fund Shares	4.29%	6.46%
ICE BofA US Cash Pay High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	8.04%	11.15%

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PORTFOLIO MANAGERS

Management

Investment Adviser. BondBloxx Investment Management Corporation.

Portfolio Managers. Elya Schwartzman and JoAnne Bianco, CFA, serve as the portfolio managers of the Fund and the Underlying Funds. Ms. Bianco has responsibility for providing the Fund’s asset allocation services and Mr. Schwartzman is responsible for implementing Ms. Bianco’s asset allocation recommendations and overseeing the day-to-day investment strategy of the Fund. Mr. Schwartzman has been a fixed income portfolio manager of the Fund and each Underlying Fund since the Underlying Fund’s inception. Ms. Bianco has been a fixed income portfolio manager of the Fund since June 2025.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. When you buy or sell shares of the Fund, you may be required to pay a brokerage commission, and you may experience tax consequences, including gains or losses, in connection with these transactions. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.bondbloxxetf.com.

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (an “IRA”), in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BIM or other related companies could in the future pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Funds

This Prospectus contains important information about investing in the Funds. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Funds is available at www.bondbloxxetf.com.

The investment objective of each Fund (other than the BondBloxx USD High Yield Bond Sector Rotation ETF (the “Sector Rotation Fund”)) is to track the investment results of its Index. Each Index is composed of U.S. dollar-denominated, high yield corporate bonds from a particular sector or group of sectors. Each Fund’s investment objective and the Index may be changed without shareholder approval.

As its investment objective, the Sector Rotation Fund seeks to provide total return by primarily investing its assets in U.S. dollar-denominated, high yield corporate bonds in the various sectors of the fixed income securities market through other ETFs. The Fund’s investment objective may be changed without shareholder approval by the Trust’s Board of Trustees (the “Board”) upon written notice to shareholders. The Fund seeks to achieve its investment objective by investing its assets in the Underlying Funds, each of which invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield, below investment grade, bonds of issuers in the sector suggested by the respective Underlying Fund’s name that are tied economically to the United States, either directly or indirectly (e.g., through derivatives). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) directly or indirectly through the Underlying Funds in high-yield securities of U.S. companies. High yield bonds are below investment grade securities (sometimes referred to as “junk bonds”) that are rated below “BBB-” by S&P Global Ratings and Fitch or below “Baa3” by Moody’s or similar securities that are unrated but considered to be of equivalent quality by BIM. The Fund may also invest up to 20% of its net assets in certain futures, options and swap contracts, U.S. Treasury obligations, U.S. Government obligations, U.S. agency securities, securities of other registered investment companies, cash and cash equivalents.

BIM is the investment adviser to the Funds. Shares of the Funds are listed for trading on NYSE Arca (“NYSE”). The market price for a share of a Fund may be different from the Fund’s most recent NAV.

ETFs are funds that trade like other publicly-traded securities. Each Fund (other than the Sector Rotation Fund) is designed to track an index. Similar to shares of an index mutual fund, each share of a Fund represents an ownership interest in an underlying portfolio of securities and other instruments (with respect to the Sector Funds other than the Sector Rotation Fund) intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Funds may be purchased or redeemed directly from the Funds at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Funds are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BIM or any of its affiliates.

Additional Information for All Funds Other than the Sector Rotation Fund

Each Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. Each Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. Each Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund should not constitute a complete investment program.

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An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while each Fund is an actual investment portfolio. The performance of the Funds and the Indexes may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), securities lending earnings, timing variances and differences between a Fund’s portfolio and an Index resulting from the Fund’s use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to an Index. Unless otherwise determined by BIM, any such change or adjustment will be reflected in the calculation of the Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.

“Tracking error” is the divergence of a Fund’s performance from that of the Index. Because each Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Each Fund’s respective Index is reconstituted and rebalanced monthly on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. The Index Provider may change the rules of an Index or the Underlying Index over time.

Underlying Index. Each Fund’s Index is composed of a subset of bonds in the ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Index”). As of December 31, 2024, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated high yield corporate bonds, currently in a coupon paying period, that are publicly issued in the U.S. domestic market, and that: (i) are issued by companies having “risk exposure” to countries (i.e., issuers that are subject to the risks of one or more of these countries as a result of the principal country of domicile of the issuers (as determined by the Index Provider)) that are members of the FX-G10, which include Australia, Austria, Belgium, Canada, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Japan, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the U.K. and the U.S. and their respective territories; (ii) have an average rating of below investment grade (ratings from Fitch, Moody’s or S&P Global Ratings are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are registered with the SEC, exempt from registration at issuance, or offered pursuant to Rule 144A under the 1933 Act, with or without registration rights; (iv) have at least $250 million of outstanding face value; (v) have an original maturity date of at least 18 months at time of issuance; and (vi) have at least one year to maturity as of the rebalancing date. Underlying Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2% of the market capitalization of the Underlying Index. There is no upper limit on the maturity of bonds eligible for inclusion in the Underlying Index.

Index Construction. When constructing each Index, the Index Provider first identifies components of the Underlying Index that fall within the relevant sectors and/or sub-sectors for each Fund. The Index Provider determines whether an issuer is categorized within a sector or sub-sector based on whether 50% or more of a company’s revenues are derived from the applicable sector or sub-sector.

A 25% cap is then applied to each issuer in the Index, with any excess weight redistributed to uncapped issuers on a pro rata basis. Next, the resulting qualified constituents are sorted into either a small cap group (with issuer weights of less than 5%) or a large cap group (with issuer weights greater than or equal to 5%). Within the small cap group, a 4.85% issuer cap is applied to each issuer, and the excess weight is distributed to issuers under the 4.85% cap on a pro rata basis. Within the large cap group, if the weight of the large cap group is greater than 48% of the Index, the weight of the large cap group is reduced pro rata to equal 48% of the Index (no issuer weight in the large cap group will be reduced below 5%). This process in the large cap group is repeated until the large cap group weight is 48% of the Index. Any excess weight from reducing the weight of the large cap group is then distributed to the below-cap issuers in the small cap group. If all issuers in the small cap group reach 4.85% of the Index, any remaining excess weight is distributed to each issuer in the Index on a pro rata basis.

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Name Policies. For purposes of each Fund’s 80% policy, each Fund values its derivative instruments based on their market value. To the extent a Fund invests in other registered investment companies, the Fund will consider the holdings of such registered investment company, to the extent they are known, for purposes of complying with the Fund’s 80% policy.

Index Concentration. As of December 31, 2024, each Index is concentrated in the sectors or sub-sectors noted below. The sectors in which each Index is concentrated may change over time.

Index	Sector or Sub-Sector Concentration
ICE Diversified US Cash Pay High Yield Consumer Cyclical Index	Leisure
ICE Diversified US Cash Pay High Yield Consumer Non-Cyclical Index	Consumer Goods; Utilities
ICE Diversified US Cash Pay High Yield Core Industrials Index	Basic Industry; Capital Goods; Services
ICE Diversified US Cash Pay High Yield Energy Index	Energy
ICE Diversified US Cash Pay High Yield Financial & REIT Index	Financial Services; REITs
ICE Diversified US Cash Pay High Yield Healthcare Index	Healthcare
ICE Diversified US Cash Pay High Yield Telecom, Media & Technology Index	Media; Telecommunications

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A Further Discussion of Principal Risks

Each Fund is subject to various risks, (and with respect to the Sector Rotation Fund, either directly or indirectly through its investments in the Underlying Funds), including the principal risks noted below. Any such risk may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or a substantial part of your investment in a Fund, and a Fund could underperform other investments. Unless otherwise indicated, each of these risks is applicable to each Fund. Accordingly, all references to the “Fund” in this section and the section entitled “A Further Discussion of Other Risks” shall mean each Fund listed on the cover page of this prospectus, unless otherwise noted. For the Sector Rotation Fund, references to “Index” shall mean the Index of the Underlying Fund, as the context may require.

High Yield Securities Risk. Bonds that are rated below investment-grade (sometimes referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch, or below “Baa3” by Moody’s), or similar bonds that are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated bonds of similar maturity and may be more likely to default.

The major risks of high yield bond investments include:

■	High yield bonds may be issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment-grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders.

■	Prices of high yield bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s sector and general economic conditions may have a greater impact on the prices of high yield bonds than on other higher rated fixed-income securities. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

■	Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■	High yield bonds frequently have redemption features that permit an issuer to repurchase the bond from the Fund before it matures. If the issuer redeems high yield bonds held by the Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■	High yield bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the high yield bonds market, and there may be significant differences in the prices quoted for high yield bonds by the dealers. Because high yield bonds may be less liquid than higher rated fixed-income securities, judgment may play a greater role in valuing certain of the Fund’s bonds than is the case with bonds trading in a more liquid market. These valuation differences may lead to wider variations between the Fund’s NAV and the market price of the Fund’s shares.

■	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Market Trading Risk.

The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares or the Fund’s underlying portfolio securities will develop or be maintained by market makers or Authorized Participants.

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Risk of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient due to information asymmetry, among other reasons.

Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to their NAV and bid-ask spreads may widen. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses. See also “-Shares of the Fund May Trade at Prices Other Than NAV.”

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. Additionally, where all or portion of the Fund’s underlying securities trade in a foreign market that is closed when the market in which the Fund’s Shares are listed is open for trading, there may be changes between the last quote of the underlying securities’ value in the closed foreign market and the value of such underlying securities during the Fund’s domestic trading day. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. Fund shares may be loaned, borrowed, pledged or purchased on margin, and certain ETFs have options associated with them. The use of Fund shares in these ways may result in increased volatility and larger premiums and discounts on Fund shares. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Accordingly, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV, or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. However, because shares can be created and redeemed in Creation Units at NAV, BIM believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.

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Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “bid-ask spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider bid-ask spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.

Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Index accurately, or that the Index will be determined, composed, disseminated or calculated accurately. While the Index Provider provides descriptions of what the Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Index or its related data, and they do not guarantee that the Index will be in line with the Index Provider’s methodology. BIM’s mandate as described in this Prospectus is to manage the Fund consistently with the Index provided by the Index Provider to BIM. BIM does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s correct constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.

Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance to the Index, which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents of the Index that would otherwise be removed at rebalance due to changes in market value, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to reaching certain weighting constraints, unusual market conditions or corporate events or in order, for example, to correct an error in the selection of index constituents. In addition, the Index Provider may be subject to business or regulatory changes that impair its ability to continue to operate the Index in its current form. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Index may increase the costs to and the tracking error risk of the Fund.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV or differences between the securities prices used to value the Index and those used by the Fund), transaction costs incurred by the Fund, securities lending earnings, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain qualification for treatment as a regulated investment company (“RIC”) for U.S. federal income tax purposes, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, use of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. INDEX ETFs THAT TRACK INDICES WITH SIGNIFICANT WEIGHT IN HIGH YIELD SECURITIES MAY EXPERIENCE HIGHER TRACKING ERROR THAN OTHER INDEX ETFs THAT DO NOT TRACK SUCH INDICES.

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Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price. The Fund invests in fixed income securities of high yield issuers that may exhibit higher levels of credit risk than other types of fixed income instruments.

In addition, high yield securities that are unrated expose investors to risks with respect to capacity to pay interest or repay principal that are similar to the risks of below investment grade bonds. Evaluation of these securities is dependent on BIM’s judgment, analysis and experience in the evaluation of such securities.

Asset Class Risk. The bonds and other assets in the Index or in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, market segments, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, income taxes, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Focused Investment Risk. To the extent the Fund invests more heavily in particular sectors, sub-sectors, industries, groups of industries, asset classes, markets, regions, countries, or groups of countries, its performance will be especially sensitive to developments that significantly affect those sectors, sub-sectors, industries, asset classes, markets, regions, or countries. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. An individual sector, sub-sector, industry, group of industries, asset-class, market, region, country, or group of countries may outperform the broader market during particular periods, but may do so with considerably greater volatility than the broader market. In addition, the several industries that constitute a sector or sub-sector or the several countries or markets that constitute a region or group of countries may all react similarly to economic, political, regulatory or other market events. The Fund’s performance could also be affected if the sectors, sub-sectors, industries, asset classes, markets, regions, or countries do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

Passive Investment Risk. (All Funds other than the Sector Rotation Fund) The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in bonds included in, or representative of, the Index, regardless of their investment merits. BIM generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets or changing interest rate environments.

Interest Rate Risk. If interest rates rise, the value of fixed-income securities or other instruments held by the Fund would likely decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than if the bond had a one year duration. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. Because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.

The recent historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets are uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.

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Duration Risk. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. When interest rates change, the values of longer-duration fixed rate securities usually change more than the values of shorter-duration fixed-rate securities. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.

Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Index may occur, for example, when the time to maturity for the bond no longer matches the Index’s stated maturity guidelines.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower interest rates, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Inflation Risk. Inflation is a sustained rise in overall price levels. Moderate inflation is associated with economic growth, while high inflation can signal an overheated economy. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation poses a “stealth” threat to investors because it reduces savings and investment returns. Central banks, such as the U.S. Federal Reserve, generally attempt to control inflation by regulating the pace of economic activity. They typically attempt to affect economic activity by raising and lowering short-term interest rates. At times, governments may attempt to manage inflation through fiscal policy, such as by raising taxes or reducing spending, thereby reducing economic activity; conversely, governments can attempt to combat deflation with tax cuts and increased spending designed to stimulate economic activity. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding financial instruments in the face of market movements or uncertainty. The value of a security or other asset may decline due to changes in general market conditions, the advent of significant inflation, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

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Industrial Sector Risk. (Industrial Sector ETF) Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this sector rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Basic Materials Sub-Sector Risk. (Industrial Sector ETF) Issuers in the basic materials sub-sector may be adversely affected by commodity price volatility, exchange rate fluctuations, import controls and increased competition. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the basic materials sub-sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, interruptions in supplies of certain commodities, delays in technical progress, labor relations and government and environmental regulations.

Capital Goods Sub-Sector Risk. (Industrial Sector ETF) Companies in the capital goods sub-sector include aerospace & defense, building products, construction & engineering, and other manufacturers of capital-intensive products. Companies in the capital goods sub-sector may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands, including the availability and price of certain commodities. The capital goods sub-sector depends heavily on corporate spending. Companies in the capital goods sub-sector may perform well during times of economic expansion, but as economic conditions worsen, the demand for capital goods may decrease. Many capital goods are sold internationally, and companies in this sub-sector may be affected by market conditions in other countries and regions.

Transportation Sub-Sector Risk. (Industrial Sector ETF) Companies in the transportation sub-sector may be adversely affected by changes in the economy, increases in fuel and operating costs, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation. Companies in the transportation sub-sector are also affected by severe weather events, mass casualty accidents or environmental catastrophes, acts of terrorism and other similar events that target or damage transportation infrastructure or vessels, war or risk of war, widespread disruption of technology systems and increasing equipment and operational costs. Such global or regional events and conditions may adversely affect the operations, financial condition and liquidity of companies in the transportation sub-sector and cause insurance premiums to increase dramatically or result in insurance coverage becoming unavailable for certain business lines or assets. Securities of companies in the transportation sub-sector are generally cyclical and occasionally subject to sharp price movements.

Telecom, Media and Technology Sector Risk. (Telecom, Media & Technology Sector ETF) The telecom, media and technology sector consists of a number of sub-sectors, including the telecommunications, communication services, technology and electronics and media sub-sectors. These sectors are subject to the risks of rapid innovation and obsolescence cycles, intellectual property theft, government regulation, cybersecurity incidents and labor force challenges, among others. There is significant competition for technological advances, and issuers that fail to innovate will be adversely impacted. In addition, issuers in certain sub-sectors require substantial capital investments to develop products and services.

Telecommunications Sub-Sector Risk. (Telecom, Media & Technology Sector ETF) The telecommunications sub-sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation, including environmental regulations applicable to telecommunications facilities, by various state and federal regulatory authorities. Companies in the telecommunications sub-sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Telecommunications providers are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sub-sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry, and regulatory oversight, among other factors, have led to consolidation of companies within the sub-sector, which could lead to further regulation or other negative effects in the future.

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Communication Services Sub-Sector Risk. (Telecom, Media & Technology Sector ETF) The communication services sub-sector consists of both companies in the telecommunication services and entertainment sub-sectors. Companies in the communication services sub-sector may be affected by sub-sector competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sub-sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. The communication services sub-sector of a country’s economy is often subject to extensive government regulation. The communications services sub-sector can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections.

Media Sub-Sector Risk. (Telecom, Media & Technology Sector ETF) Companies in the media sub-sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new content, products and services using new technology. Media companies are subject to risks that include cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, competition in the sub-sector and among different media delivery mechanisms, and the potential for increased state and federal regulation. Advertising spending is an important source of revenue for media companies. During economic downturns advertising spending typically decreases and as a result, media companies tend to generate less revenue.

Technology and Electronics Sub-Sector Risk. (Telecom, Media & Technology Sector ETF) Technology and electronics companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology and electronics companies may have limited product lines, markets, financial resources or personnel. The products of technology and electronics companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology and electronics sub-sector are heavily dependent on patent and other intellectual property rights. A technology or electronics company’s loss or impairment of these rights, including through industrial espionage or state action, may adversely affect the company’s profitability. Companies in the technology and electronics sub-sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology and electronics sub-sector may also be adversely affected by changes or trends in commodity prices, especially for certain key components such as “rare earth” elements, which may be influenced or characterized by unpredictable factors, including political instability and environmental regulation.

Healthcare Sector Risk. (Healthcare Sector ETF) The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient and tele-health services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents, or regulations restricting the ability of healthcare companies to enforce its patents, may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector. In addition, many healthcare products and services may be impacted by changes in healthcare insurance coverage practices and regulations.

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Financial Sector Risk. (Financial & REIT Sector ETF) The financial sector consists of numerous sub-sectors, including the banking, financial services, insurance and REIT sub-sectors. Companies in the financial sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financial sector is particularly sensitive to fluctuations in interest rates. The financial sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. For example, in response to the rapidly declining financial condition of regional banks Silicon Valley Bank (“SVB”) and Signature Bank (“Signature”), the California Department of Financial Protection and Innovation (the “CDFPI”) and the New York State Department of Financial Services (the “NYSDFS”) closed SVB and Signature on March 10, 2023 and March 12, 2023, respectively, and the Federal Deposit Insurance Corporation (“FDIC”) was appointed as receiver for SVB and Signature. Although the U.S. Department of the Treasury, the Federal Reserve and the FDIC have taken measures to stabilize the financial system, uncertainty and liquidity concerns in the broader financial services industry remain. Additionally, should there be additional systemic pressure on the financial system and capital markets, there can be no assurances of the response of any government or regulator, and any response may not be as favorable to industry participants as the measures currently being pursued. In addition, highly publicized issues related to the U.S. and global capital markets in the past have led to significant and widespread investor concerns over the integrity of the capital markets. The current situation related to SVB and Signature could in the future lead to further rules and regulations for public companies, banks, financial institutions and other participants in the U.S. and global capital markets, and complying with the requirements of any such rules or regulations may be burdensome. Even if not adopted, evaluating and responding to any such proposed rules or regulations could results in increased costs and require significant attention from the Adviser.

Banking Sub-Sector Risk. (Financial & REIT Sector ETF) Banking and financial services companies are subject to extensive regulation. Recently enacted legislation in the U.S. has relaxed capital requirements and other regulatory burdens on certain U.S. banks. While the effect of the legislation may benefit certain companies in the banking sub-sector, increased risk taking by affected banks may also result in greater overall risk in the U.S. and global financial sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the banking sub-sector as a whole cannot be predicted. Certain risks may impact the value of investments in the banking sub-sector more severely than those of investments outside this sub-sector, including the risks associated with companies that operate with substantial financial leverage.

Insurance Sub-Sector Risk. (Financial & REIT Sector ETF) The insurance sub-sector is subject to extensive government regulation in some countries and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps or other changes in government regulation or tax law. Different segments of the insurance sub-sector can be significantly affected by changes in mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

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Real Estate and REIT Sub-Sector Risk. (Financial & REIT Sector ETF) Investments in real estate related securities are subject to the risk that the value of the real estate underlying the securities will decline. Many factors may affect the value of real estate underlying real estate related securities, such as, but not limited to, national, regional, and local economies in which the real estate is located, amounts of new construction, consumer demand, laws and regulations (including zoning and tax laws), availability of mortgages and changes in interest rates, the imposition of rent control, and the economy and consumer perception in general.

Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, investors in the Fund bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). REITs may fail to qualify for the favorable tax treatment available to REITs or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Additionally, rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Fund’s losses.

The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate sector in general. These include risks related to general, regional, and local economic conditions; fluctuations in interest rates and property tax rates; declines in the availability of real estate financing; increases in borrower defaults; shifts in zoning laws, environmental liabilities, or regulations and other governmental action such as the exercise of eminent domain; losses due to “special hazards” (e.g. floods, earthquakes, and hurricanes); cash flow dependency; increased operating expenses; declines in real estate property demand; deterioration of the rental market; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.

Energy Sector Risk. (Energy Sector ETF) The energy sector consists of a number of sub-sectors, including the exploration & production, gas distribution, oil field equipment & services, and oil refining & marketing sub-sectors. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in the levels and volatility of global energy prices, energy supply and demand, geopolitical instability and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; regulation of energy production and the cost and availability of government subsidies; and energy conservation efforts, increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, construction and maintenance of pipelines and transmission facilities, world events and general economic conditions. In the context of the COVID-19 outbreak and disputes among oil-producing countries regarding potential limits on the production of crude oil, the energy sector has recently experienced increased volatility. In particular, there has been significant market volatility in the crude oil markets as well as the oil futures markets, which resulted in the market price of certain crude oil futures contract falling below zero for a period of time. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.

Exploration & Production Sub-Sector Risk. (Energy Sector ETF) Financial results of companies in the exploration and production sub-sector correlate closely to the prices they obtain for their products, such as oil, natural gas, and their chemical products. These prices have historically fluctuated wildly, and if prices decline, these companies’ operations, financial condition, cash slows, expenditure levels and quantity of estimated proved reserved attributable to their properties may be materially and adversely affected. Prices are set by global and local market forces not in these companies’ control. In addition, activities in this sub-sector are subject to risks outside the companies’ control, including the risk that drilling will not result in commercially viable oil or natural gas production. Exploration is inherently risky and subject to delays, misinterpretation of geologic or engineering data, unexpected geologic conditions or finding reserves of disappointing quality or quantity, which may result in significant losses.

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Gas Distribution Sub-Sector Risk. (Energy Sector ETF) Companies in the gas distribution sub-sector are generally highly dependent on companies in the exploration and production sub-sector, which means that material adverse impacts on the exploration and production sub-sector may have material adverse effects on companies in the gas distribution sub-sector. Lower prices of oil or natural gas could have a material adverse effect on these companies’ business, operating results, financial condition or ability to make distributions to investors, such as the Fund. The gas distribution sub-sector is highly competitive, with a large number of competitors, and companies’ customers may seek to compete with companies in this sub-sector.

Oil Field Equipment & Services Sub-Sector Risk. (Energy Sector ETF) Companies in the oil field equipment and services sub-sector are highly dependent on activity levels on the oil and gas industry, which is significantly affected by volatile oil and gas prices, and other factors. This includes activity levels in offshore areas worldwide. Prolonged reductions in oil and natural gas prices could depress the immediate levels of exploration, development and production activity. Perceptions of longer-term lower oil and natural gas prices by oil and gas companies could similarly reduce or defer major expenditures given the long-term nature of many large-scale development projects. Lower levels of activity result in a corresponding decline in the demand for these companies’ services, which could have a material adverse effect on revenue and profitability. Oil and gas prices and market expectations of potential changes in these prices significantly affect this level of activity. However, increases in near-term commodity prices do not necessarily translate into increased offshore drilling activity since customers’ expectations of longer-term future commodity prices typically have a greater impact on demand for rigs. Consistent with this dynamic, customers may delay or cancel many exploration and development programs, resulting in reduced demand for services. Also, increased competition for customers’ drilling budgets could come from, among other areas, land-based energy markets worldwide. The availability of quality drilling prospects, exploration success, relative production costs, the stage of reservoir development and political and regulatory environments also affect customers’ drilling campaigns. Worldwide military, political and economic events have often contributed to oil and gas price volatility and are likely to do so in the future.

Oil Refining & Marketing Sub-Sector Risk. (Energy Sector ETF) Business closings and layoffs in the markets in which a company in the oil refining and marketing sub-sector operates may adversely affect demand for refined products. Sustained deterioration of general economic conditions or persistent weak demand levels could require additional actions on a company’s part to lower its operating costs, including temporarily or permanently ceasing to operate units at its facilities. These companies’ revenues, profitability, cash flows and liquidity from operations depend primarily on the margin above operating expenses (including the cost of refinery feedstocks, such as crude oil, intermediate partially refined petroleum products, and natural gas liquids that are processed and blended into refined products) at which a company is able to sell refined products. Refining is primarily a margin-based business and, to increase profitability, it is important to maximize the yields of high value finished products while minimizing the costs of feedstock and operating expenses. An increase or decrease in the price of crude oil will likely result in a similar increase or decrease in prices for refined products; however, there may be a time lag in the realization, or no such realization, of the similar increase or decrease in prices for refined products. The effect of changes in crude oil prices on a company’s refining margins therefore depends in part on how quickly and how fully refined product prices adjust to reflect these changes.

Oil and Gas Sub-Sector Risk. (Energy Sector ETF) Companies in the oil and gas sub-sector are strongly affected by the levels and volatility of global energy prices, oil and gas supply and demand, government regulations and policies, oil and gas production and conservation efforts and technological change. The oil and gas sub-sector is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Prices and supplies of oil and gas may fluctuate significantly over short and long periods of time due to national and international political changes, OPEC policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economies of key energy-consuming countries. Disruptions in the oil and gas sub-sector or shifts in energy consumption may significantly impact companies in this sub-sector.

Consumer Cyclicals Sector Risk. (Consumer Cyclicals Sector ETF) The consumer cyclicals sector consists of a number of sub-sectors, including the consumer discretionary, leisure, real estate development and management, department store and specialty retail sub-sectors. The success of consumer cyclical companies is tied closely to the performance of domestic and international economies, exchange rates, interest rates, competition, consumer confidence, changes in demographics and preferences. Companies in the consumer cyclicals sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

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Automotive Sub-Sector Risk. (Consumer Cyclicals Sector ETF) The automotive sub-sector can be highly cyclical, and companies in the automotive sub-sector may suffer periodic losses. The automotive sub-sector is also highly competitive and there may be, at times, excess capacity in the global and domestic automotive sub-sector. Over the last several decades, the U.S. automotive sub-sector has experienced periodic downturns; certain automotive companies required stimulus from the U.S. government, while others formed strategic industry alliances in order to weather the substantially difficult market conditions. In general, the automotive sub-sector is susceptible to labor disputes, product defect litigation, patent expiration, increased pension liabilities, rise in material or component prices and changing consumer tastes.

Consumer Discretionary Sub-Sector Risk. (Consumer Cyclicals Sector ETF) Companies engaged in the design, production or distribution of products or services for the consumer discretionary sub-sector (including, for example, leisure, gaming, hotels, recreation, theaters, entertainment, etc.) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sub-sector may outperform other sub-sectors, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sub-sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.

Retail Sub-Sector Risk. (Consumer Cyclicals Sector ETF) The retail sub-sector may be affected by changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences. Companies in the retail sub-sector face intense competition, which may have an adverse effect on their profitability. The success of companies in the retail sub-sector may be strongly affected by social trends, marketing campaigns and public perceptions. Companies in the retail sub-sector may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Retail companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others.

Consumer Non-Cyclicals Sector Risk. (Consumer Non-Cyclicals Sector ETF) The consumer non-cyclicals sector consists principally of consumer staples companies that operate in numerous sub-sectors, including the consumer goods, discount stores, food & drug retail, restaurants, and utilities sub-sectors. Investments in the consumer non-cyclicals sector involve risks associated with companies that manufacture products and provide discretionary services directly to the consumer. Performance of companies in the consumer non-cyclicals sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer non-cyclicals sector are also affected by global economic, environmental and political events, and economic conditions. The products of consumer non-cyclical companies are subject to government regulation which may negatively impact such companies’ performance.

Consumer Staples Sub-Sector Risk. (Consumer Non-Cyclicals Sector ETF) Companies in the consumer goods sub-sector may be strongly affected by social trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain consumer goods companies represented in the Index. Many consumer goods in the U.S. may also be marketed globally, and such consumer goods companies may be affected by the demand and market conditions in non-U.S. countries.

Utilities Sub-Sector Risk. (Consumer Non-Cyclicals Sector ETF) The utilities sub-sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities sub-sector is also subject to potential terrorist attacks, including hacks and cyber-security attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.

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Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer, adverse regulatory changes or other factors. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.

Geographic Risk. Some of the companies in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund.

Risk of Investing in the United States. A decrease in imports or exports, changes in trade regulations, inflation, and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. Government agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.

Natural and environmental disasters, such as, for example, earthquakes, fires, floods and hurricanes and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. A natural disaster could occur in a geographic region of the United States in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in, or which are exposed to, the affected region.

The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely affect the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen.

An infectious illness outbreak may result in travel restrictions, closed international borders, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary and permanent closures of businesses, layoffs, defaults and other significant economic, social and political impacts, as well as general concern and uncertainty.

An infectious illness outbreak may result in extreme volatility, severe losses, credit deterioration of issuers, and disruptions in markets, which could adversely impact the Fund and its investments, including impairing any hedging activity.

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Certain local markets may be subject to closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets. Market or economic disruptions could result in elevated tracking error and increased premiums or discounts to the Fund’s NAV. Additionally, an outbreak could impair the operations of the Fund’s service providers, including BIM, which could adversely impact the Fund.

Governmental and quasi-governmental authorities and regulators throughout the world may respond to an outbreak and any resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and changes in interest rates. A reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.

An outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally, which could adversely affect the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, sector, sub-sector, market segment, market, industry, group of industries, country, group of countries, region or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.

Non-Diversification Risk. The BondBloxx USD High Yield Bond Healthcare Sector ETF and BondBloxx USD High Yield Bond Sector Rotation ETF are both classified as “non-diversified” funds under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, these Funds may invest a greater portion of their assets in the securities of a single issuer than if they were “diversified” funds. To the extent that a Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV. The high yield securities in which the Fund invests may experience greater liquidity challenges than other types of securities during periods of market stress.

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Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and Authorized Participants are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). The Fund may hold securities that are traded outside of a collateralized settlement system. As such, this risk may be heightened to the extent that the securities underlying the Fund are traded outside of a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be willing or able to do. Additionally, to the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is willing or able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened because ETFs, such as the Fund, that invest in high yield securities, securities issued by non-U.S. issuers or other securities or instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.

Investment in the Underlying Funds Risk. (Sector Rotation Fund) The Fund invests a substantial portion of its assets in the Underlying Funds. Accordingly, the Fund’s investment performance is directly related to the performance of the Underlying Funds, and the Fund is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. A strategy used by the Underlying Funds may fail to produce the intended results. If the Fund has allocated a higher portion of its net assets to a particular Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund and may be more susceptible to losses because of these developments. The Fund’s ability to achieve its investment objective will depend on the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund can be achieved. With respect to the Underlying Funds, which are all designed to track an index, the price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

The Fund’s NAV will change with changes in the value of the Underlying Funds and other investments based on their market valuations. The Fund’s market price may deviate from value of the Fund’s underlying holdings, particularly in times of market stress, and as a result, investors may pay more or receive less than the underlying value of the Fund’s shares bought or sold. See also “-Exchange-Traded Fund (ETF) and Other Registered Investment Company Risk” below. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Funds.

As the Fund’s allocation to the Underlying Funds changes from time to time, or to the extent that the total annual fund operating expenses of the Underlying Funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Through its investment in the Underlying Funds, the Fund is exposed to Management Risk, Market Risk, and Market Trading Risk, among other Risks.

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Affiliated ETF Risk. (Sector Rotation Fund) The Adviser receives advisory fees from the Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Adviser fulfills its fiduciary duties to the Fund and the Underlying Funds. The Adviser may have an incentive to take into account the effect on an Underlying Fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Fund. In addition, the fees payable to the Adviser by certain of the Underlying Funds may be higher than the fee payable by the Fund. However, the Adviser has a fiduciary duty to act in the Fund’s best interests when selecting the Underlying Funds.

Asset Allocation Risk. (Sector Rotation Fund) The Fund’s investment performance depends upon the successful allocation by the Adviser of the Fund’s assets among the Sectors. There is no guarantee that the allocation techniques and decisions made in connection therewith will produce the desired results. Any imperfections, errors or limitations in the allocation techniques and decisions made could result in investment outcomes different from or opposite to those expected or desired by the Fund.

Exchange-Traded Fund and Other Registered Investment Company Risk. The Fund may invest in shares of other registered investment companies and ETFs (including, for the Sector Rotation Fund, the affiliated Underlying Funds). Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another registered investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Management Risk. Because BIM uses a representative sampling indexing strategy, the Fund may not be able to fully replicate the Index and may hold securities not included in the Index. As a result, the Fund is subject to the risk that BIM’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Portfolio Turnover Risk. (Sector Rotation Fund) High portfolio turnover (considered by the Fund and the Underlying Funds to mean higher than 100% annually) may result in increased transaction costs to the Fund or an Underlying Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, Authorized Participants, market makers, counterparties or other third-parties, failed or inadequate processes and computer, technology or systems failures. The Fund and BIM seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The debt securities in which the Fund may invest typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. stock exchanges may be open on days when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by a lack of current market prices, technological issues or errors by pricing services or other third-party service providers.

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Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to computer or digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, “ransomware” attacks (a form of malware designed to encrypt files on a device, rendering any files and the systems that rely on them unusable), corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The rapidly-evolving nature of both technologies and of cyberattacks makes preventing and mitigating cybersecurity risks or resolving cybersecurity incidents especially challenging, and the cost of prevention, responses and mitigation efforts may be substantial. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.

Cybersecurity failures by, or breaches of, the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, theft of assets, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, third party claims in litigation, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, the Index Provider (as applicable), market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.

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A Further Discussion of Other Risks

Each Fund may also be subject to certain other risks associated with its investments and investment strategies.

European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Additionally, European countries outside of the eurozone may present economic risks that are independent of the indirect effects that eurozone policies have on them. In particular, the United Kingdom’s (the “U.K.”) economy may be affected by global economic, industrial and financial shifts. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), changes in interest rates or other monetary policy changes, the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries, and these consequences may be exacerbated by the COVID-19 pandemic.

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The U.K. left the EU (“Brexit”) on January 31, 2020. During an 11-month transition period, the U.K. and EU reached an agreement on the terms of their future trading relationship effective January 1, 2021 (the “Trade and Cooperation Agreement”) and this agreement does not provide the U.K. with the same level of rights or access to all goods and services in the EU as the U.K. previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services and it is unlikely that such agreement will be concluded. Accordingly, uncertainty remains in certain areas as to the future relationship between the U.K. and the EU. Further discussions are to be held between the U.K. and the EU in relation to matters not covered by the trade agreement, such as financial services. A Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. From January 1, 2021, EU laws ceased to apply in the U.K. Many EU laws were assimilated into U.K. law, and these assimilated laws continue to apply until such time that they are repealed, replaced or amended. The U.K. government has enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that currently apply in the U.K. It is impossible to predict the consequences on a Fund and its investments. Such changes could be detrimental to the Fund and its investors. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate the terms of its future trading relationships.

Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund’s investments. The EU and its member states have also experienced increased internal unrest and discord, as well as significant challenges in managing and containing the outbreak of COVID-19. If these trends were to continue, it may have an adverse impact on European economies and many of the issuers in which the Fund invests.

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Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (e.g., cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on Russian entities or individuals, including politicians, could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. How long such military action and related events will last cannot be predicted. These and any related events could have significant impact on Fund performance and the value of an investment in the Fund.

Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, restrictions or limitations on trade, including export controls and tariffs, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, regulatory and economic differences, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Fund shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund to regulatory, political, demographic, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other resource or security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses, often associated with aging populations and adverse demographic trends. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

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Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Settlement Risk. Effective as of May 28, 2024, the standard settlement cycle for numerous types of U.S. securities, including shares of the Fund and many of the securities the Fund invests in, has moved to T+1 from T+2. The Fund has worked with its service providers, Authorized Participants, market makers and liquidity providers, listing exchanges and industry groups to prepare for the shortened settlement cycle and to understand and mitigate the potential impacts of shortened settlement on the Fund. However, this reduced settlement cycle may result in additional risks to the Fund to the extent that certain Fund investments have longer settlement cycles than the settlement cycle for Fund shares.

Derivatives Risk. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. The Fund may invest in derivatives to generate income, for investment purposes and for hedging and risk management purposes. Derivatives risk is generally more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, counterparty risk and currency risk. Derivatives, such as over-the-counter (“OTC”) derivatives may be highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. Valuation risk is generally more pronounced when the Fund enters into OTC derivatives because there is generally less reliable, objective data available about the value of such derivatives. Incorrect valuations may result in increased cash payments to, or decreased cash payments from, counterparties than would otherwise have been required if the correct valuation were used, improper collateralization and/or errors in the calculation of the Fund’s NAV.

The Fund’s use of derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. For example, an OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments BIM believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred additional costs, such as litigation costs. When the Fund enters into a cleared derivatives transaction (including futures contracts and options on futures contracts, exchange-traded derivatives and cleared swaps), it is subject to the credit and performance risk of the exchange and/or clearinghouse and the member of the exchange and/or clearinghouse (as applicable) through which it holds its position.

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Derivatives can be used for hedging (attempting to reduce risk of an investment position by offsetting that investment position with another) or non-hedging purposes, including to enhance returns. Hedging with derivatives may increase expenses, and there can be no assurance that a hedging strategy will be effective to reduce risk. If a hedging counterparty is unable or unwilling to make timely settlement payments or otherwise honor its obligations under a derivative used for hedging, the relevant Fund will have unhedged exposure to the underlying investment that the Fund intended to hedge, which could adversely impact the Fund. While hedging can reduce or eliminate the risk of losses, it can also reduce or eliminate the opportunity for gains, and hedging may cause or increase losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments.

The Fund may implement a significant portion of its derivatives strategy with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. The Fund may be required to provide more margin for its derivatives investments during periods of market disruptions or stress, which could negatively impact the Fund’s performance.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. BIM may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Because many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying reference asset may result in a loss substantially greater than the amount invested in the derivative itself.

The Fund’s use of derivatives may be subject to special tax rules, which are in some cases uncertain under current law and could affect the amount, timing and character of distributions to shareholders. See “Dividends and Distributions” below.

Specific risks involved in the use of certain types of derivatives in which the Funds may invest include:

Futures Risk. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts and in the securities or index positions underlying them. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and the Fund would remain obligated to meet margin requirements until the position is closed.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices or other economic factors of the underlying investments. No assurances can be given that BIM’s judgment in this respect will be correct.

The market price of written options will be affected by many factors, including changes in the market price or other economic attributes of the underlying investment; changes in the realized or perceived volatility of the relevant market and underlying investment; and the time remaining before an option’s expiration.

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The market price of options, particularly OTC options, may be adversely affected if the market for the options becomes less liquid or smaller. The Fund may close out a written option position by buying the option instead of letting it expire or be exercised. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position by buying or selling the option. Reasons for the absence of a liquid market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or clearinghouse may not at all times be adequate to handle current trading volume; or (vi) a regulator or one or more exchanges could, for economic or other reasons, decide to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the market on that exchange (or in that class or series of options) would cease to exist.

Each Fund’s options positions will be marked to market on each day that the Fund strikes its NAV. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may sell or purchase may be affected by options sold or purchased by other investment advisory clients of BIM. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions.

Swaps Risk. The use of swaps involves investment techniques and risks that are different from those associated with other portfolio investments. These instruments typically are not traded on exchanges; however, transactions in some types of swaps are required to be (including certain interest rate swaps and credit default swaps on North America and European indices) and in other cases are capable of being centrally cleared (“cleared swaps”). When the Fund enters into a cleared swap, it is subject to the credit and performance risk of the clearinghouse and the member of the clearinghouse through which it holds its position. For OTC swaps and cleared swaps, there is a risk that the other party to certain of these instruments (or the party through which it holds its position) will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days. The Fund’s obligations under a swap agreement will generally be accrued daily (offset against any amounts owed to the Fund under the swap).

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). Each Fund discloses its portfolio holdings daily at www.bondbloxxetf.com. Fund fact sheets provide information regarding each Fund’s top holdings and may be requested by calling (800) 896-5089.

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Management

Investment Adviser. As an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, BIM has overall responsibility for the general management and administration of the Funds. BIM provides an investment program for the Funds and manages the investment of each Fund’s assets.

BIM is located at 700 Larkspur Landing Circle, Suite 250, Larkspur, CA 94939. As of December 31, 2024, BIM and its affiliates have provided investment advisory services to the Funds and have approximately $3.7 billion in assets under management. BIM and its affiliates may trade and invest for their own accounts in the actual securities and types of securities in which a Fund may also invest, which may affect the price of such securities.

All Funds (other than the Sector Rotation Fund)

Pursuant to the Investment Advisory Agreement between BIM and the Trust (entered into on behalf of each Fund), BIM is responsible for substantially all expenses of the Funds, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).

For its investment advisory services to the Fund, BIM is paid a management fee from each Fund based on a percentage of each Fund’s average daily net assets, at the annual rate of 0.35%. BIM may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BIM at any time.

Sector Rotation Fund

For its investment advisory services to the Sector Rotation Fund, BIM is paid a management fee from the Sector Rotation Fund based on a percentage of the Sector Rotation Fund’s average daily net assets, at the annual rate of 0.45%. The Sector Rotation Fund is responsible for the payment of all operating expenses of the Fund under its Investment Advisory Agreement.

Pursuant to an expenses limitation agreement with BIM, BIM has contractually agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and non-affiliated acquired fund fees and expenses) so that the ratio of the Sector Rotation Fund’s net total annual operating expenses will not exceed 0.55% through the anniversary of the listing date of the Fund in 2026, subject to recapture as described below (the “Fee Waiver”). The Fee Waiver may be terminated prior to the anniversary of the listing date of the Sector Rotation Fund in 2026 only upon written agreement of the Trust and BIM. The Fee Waiver may be modified by BIM to decrease the Fund’s net total annual operating expenses at any time. BIM is also permitted to recapture amounts waived and/or reimbursed within two years after the fiscal year in which BIM waived fees and/or reimbursed expenses if the Sector Rotation Fund’s net total annual operating expenses have fallen to a level below the limit described above. In no case will BIM recapture any amount that would result, on any particular business day of the Sector Rotation Fund, in the Sector Rotation Fund’s expense ratio exceeding both (1) the expense cap in place at the time such amounts were waived and (2) the Fund’s current expense cap.

BIM may also from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BIM at any time.

A discussion regarding the basis for the approval by the Board of each Investment Advisory Agreement with BIM is available in each Fund’s Semi-Annual Report for the period ended April 30, 2025.

Portfolio Management.

Elya Schwartzman is primarily responsible for the day-to-day management of the Funds. Daniel Goldman is primarily responsible for the day-to-day management of the Funds with the exception of the Sector Rotation Fund. JoAnne Bianco, CFA, together with Mr. Schwartzman, is primarily responsible for the day-to-day management of the Sector Rotation Fund.

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Elya Schwartzman

Elya Schwartzman, the Head of Portfolio Management of BIM, is responsible for the day-to-day management of the Funds and their investments. Mr. Schwartzman is a co-founder of BIM. Prior to joining BIM in 2021, Mr. Schwartzman was the president & founder of ESIC LLC, a consulting firm specializing in fixed income ETF portfolio management, strategy and infrastructure. From 2010 to 2019, Mr. Schwartzman was a director at BlackRock, Inc., where he oversaw a portfolio management team and was responsible for over $200 billion in ETFs and other global bond portfolios, while developing systems and technology for the ETF ecosystem. Prior, Mr. Schwartzman was a senior portfolio manager at State Street Global Advisors, where he guided the initial launch of fixed income ETFs and managed active high yield funds. Mr. Schwartzman holds a US patent on a system for processing ETF custom baskets, developed during his time with BlackRock. Mr. Schwartzman received his MBA in quantitative finance from the Sloan School of Management (MIT).

Daniel Goldman

Daniel Goldman, Portfolio Manager, is responsible for the day-to-day management of the Funds, with the exception of the Sector Rotation Fund, and their investments. Prior to joining BIM in 2022, Mr. Goldman served as Portfolio Manager on the Global Fixed Income Index Leadership Team within The Vanguard Group’s (“Vanguard”) Fixed Income Group. Mr. Goldman also served as Global Head of ETFs on Vanguard’s index trading desk, where he was responsible for over $300 billion in assets. In this role, Mr. Goldman managed a global team of ETF traders, and collaborated with business teams in Canada, Europe, and Australia to lead key initiatives and ETF launches globally. In addition, Mr. Goldman has supported major technology initiatives that have developed systems and processes across the global ETF ecosystem since 2007. Also prior to his role as a Portfolio Manager with BIM, Mr. Goldman managed a team within Vanguard’s Fund Accounting Department, where he specialized in fixed income mutual funds and ETFs and led the operations of Vanguard’s U.S. fixed income ETF business. Mr. Goldman received a bachelor’s degree in Business Administration with a focus in Finance from La Salle University.

JoAnne Bianco, CFA

JoAnne Bianco, Senior Investment Strategist, leads delivery of market insights and ETF portfolio strategies for BIM and is responsible for the asset allocation of the Sector Rotation Fund. Prior to joining BIM in 2022, Ms. Bianco spent over 35 years in senior roles across high yield portfolio management, investment strategy and credit research. Specifically, Ms. Bianco was at PPM America for 30 years as a Senior Portfolio Manager, Director of Corporate Bond Research, and Senior Credit Analyst for high yield, investment grade, and crossover portfolios. Prior to that, Ms. Bianco was a Debt Rating Analyst focused on financial institutions for S&P Corporation. Ms. Bianco started her career at Chemical Banking Corporation, where she was a Senior Credit Analyst/Department Head and an Account Officer in a middle market commercial lending unit specializing in highly leveraged transactions. Ms. Bianco is a CFA Charterholder. She received a Bachelor of Science degree in Business Administration with a specialization in Finance from Marquette University, and received her MBA from Northwestern University Kellogg School of Management.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership (if any) of shares in the Funds.

Administrator, Custodian and Transfer Agent. Brown Brothers Harriman & Co. (“BBH”) is the administrator, custodian and transfer agent for the Funds.

Conflicts of Interest. An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, BIM and/or its affiliates provide a variety of different services to the Funds, for which the Funds compensate them. As a result, BIM and/or its affiliates have an incentive to enter into arrangements with the Funds, and face conflicts of interest when balancing that incentive against the best interests of the Funds. BIM and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by BIM on behalf of the Funds. Affiliates of BIM may provide a broad range of services and products to their clients. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict and/or benefit these affiliates. BIM may also acquire material non-public information which would negatively affect BIM’s ability to transact in securities for the Funds. BIM and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

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Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Funds, is available free of charge by calling toll-free: (800) 896-5089 or visiting our website at www.bondbloxxetf.com.

Buying and Selling Shares. Shares of the Funds may be acquired or redeemed directly from the Funds only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Funds. Once created, shares of the Funds generally trade in the secondary market in amounts less than a Creation Unit.

Shares of each Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a Fund purchased on an exchange or otherwise in the secondary market.

Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of a Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “bid-ask spread,” that is, any difference between the bid price and the ask price. The bid-ask spread varies over time for shares of a Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). A Fund’s bid-ask spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

Because shares of the Funds are listed for trading on a national securities exchange, the Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of each Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. However, the Funds have taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.

The national securities exchange on which each Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as each Fund herein, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of a Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in a Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.

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Book Entry. Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.

Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of a Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and may be affected by market forces such as the supply of and demand for Fund shares and underlying securities held by the Fund, interest rate changes, economic conditions and other factors.

Determination of Net Asset Value. The NAV of each Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices of the Fund’s assets at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of each Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The value of the securities and other assets and liabilities held by each Fund are determined pursuant to valuation policies and procedures approved by the Board and administered by BIM. As of the date of this Prospectus, BIM serves as each Fund’s valuation designee for purposes of compliance with Rule 2a-5 under the 1940 Act.

Each Fund values fixed-income portfolio securities at the midpoint between the bid and ask prices, or at current market price quotations provided by dealers, or at prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with valuation policies and procedures approved by the Board. For the Sector Rotation Fund, shares of underlying ETFs (including the Underlying Funds) will be valued at their most recent closing price on an exchange. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BIM determines in good faith that such method does not represent fair value.

Generally, trading in money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.

When market quotations are not readily available or are believed by BIM to be unreliable, each Fund’s investments are valued at fair value. Fair value determinations are made by BIM in accordance with policies and procedures approved by the Board. BIM may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BIM determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by a Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing a Fund’s investments using fair value pricing may result in prices that are based on subjective judgments, which may lead to prices that may differ materially from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Index (or, for the Sector Rotation Fund, an Underlying Fund’s underlying index), which, in turn, could result in a difference between the Fund’s performance and the performance of the Index (or, for the Sector Rotation Fund, an Underlying Fund’s underlying index).

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Summary of Certain Provisions of the Declaration of Trust

The Declaration of Trust requires that before bringing any derivative action on behalf of the Fund, Shareholders must make a pre-suit demand upon the Board to bring the subject action unless such effort is not likely to succeed. A pre-suit demand is shall only be deemed not likely to succeed if a majority of the Board, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as such term is defined in the Delaware Statutory Trust Act). In addition, unless demand is excused, Shareholders in the aggregate holding at least 10% of the Trust’s outstanding Shares (or at least 10% of the outstanding shares of the Fund to which the action relates) must join the request for the Board to commence such action. In addition to all suits, claims or other actions (collectively, “claims”) that under applicable law must be brought as derivative claims, any claim that affects all shareholders of Fund equally, that is, proportionately based on their number of shares in such Fund, must be brought as a derivative claim irrespective of whether such claim involves a violation of the shareholders’ rights under the Declaration of Trust or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim. The foregoing requirements do not apply to claims brought under the federal securities laws.

The Declaration of Trust provides that any suit, action or proceeding brought by or in the right of any shareholder seeking to enforce any provision of, or based on any matter arising out of, or in connection with, the Declaration of Trust, the Trust or any Fund must be brought exclusively in the United States District Court for the Northern District of California or, solely with respect to matters relating to the organization or internal affairs of the Trust or as otherwise required by law, the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, in the Superior Court of Delaware. The foregoing provisions will not apply to claims brought under the federal securities laws.

Shareholders also waive the right to jury trial to the fullest extent permitted by law. The exclusive jurisdiction provision and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. A court may choose not to enforce these provisions of the Declaration of Trust.

The Declaration of Trust sets forth the rights of the Board with respect to the determination of net asset value, net income and distributions. The Declaration of Trust provides that the Board may prescribe such bases and time for determining the per share net asset value of the shares of the Trust or any series (or class), the net income attributable to the shares of the Trust or any series or class thereof or the declaration and payment of dividends and distributions on the shares of the Trust or any series (or class), as the Board may deem necessary or desirable. The Declaration of Trust also sets forth the obligations of the Trust with respect to the redemption of shares at the option of a shareholder and the rights of the Board with respect to the redemption of shares at the option of the Trust. The provisions of the Declaration of Trust shall also not be interpreted or applied in a way that would be inconsistent with applicable U.S. federal securities laws.

Except as required by federal law including the 1940 Act, neither the Trustees nor any officer of the Trust shall owe any fiduciary duty to the Trust or any Series or Class or any Shareholder. Unless otherwise expressly provided herein or required by federal law including the 1940 Act, the Trustees shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the Shareholder. Nothing in the Declaration of Trust modifying, restricting or eliminating the duties or liabilities of Trustees or officers shall apply to or in any way limit the duties (including state law duties of loyalty and care) or liabilities of such persons with respect to matters arising under the U.S. federal securities laws.

Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a month by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund. The Trust reserves the right to declare special distributions for each Fund if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s status as a RIC or to avoid imposition of income or excise taxes on such Fund’s realized and undistributed ordinary income or capital gains.

Dividends and other distributions on shares of each Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

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Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of each Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both ordinary income and capital gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of a Fund will be taxed. The tax information in this Prospectus is provided as general information and is based on current U.S. federal income tax law. There is no guarantee that shares of a Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of a Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-advantaged account, such as an individual retirement account, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from a Fund’s net investment income, including distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. A Fund’s distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares of the Fund. Long-term capital gains are eligible for taxation at reduced rates for non-corporate shareholders. If you buy shares when a Fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Distributions from a Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income” for individuals, estates and trusts with incomes exceeding certain threshold amounts. In general, your distributions are subject to U.S. federal income tax in the year they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

A Fund’s investments in derivatives may subject the Fund to special tax rules that can affect the amount, timing or character of the Fund’s income and distributions to shareholders. A Fund’s investments in certain debt instruments may cause the Fund to recognize income in excess of the cash generated by such instruments. Thus, a Fund could be required at times to liquidate other investments to satisfy its distribution requirements.

If a Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be characterized as a return of capital to you. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to you and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce a shareholder’s cost basis (but not below zero) in the applicable shares of a Fund and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once your cost basis is reduced to zero, further distributions will be treated as capital gain if you hold shares of a Fund as capital assets.

If you are neither a resident nor citizen of the United States or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other non-U.S. entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other non-U.S. entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.

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If you are a resident or citizen of the United States, by law, backup withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

Authorized Participants. An Authorized Participant (as defined below) that exchanges securities for Creation Units may realize a gain or loss equal to the difference between the fair market value of the Creation Units at the time of purchase and the sum of the Authorized Participant’s cost basis in the securities transferred plus any cash paid.

An Authorized Participant that exchanges Creation Units for securities may realize a gain or loss equal to the difference between the Authorized Participant’s cost basis in the Creation Units and the sum of the fair market value of the securities plus any cash received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Authorized Participants who are dealers in securities are subject to different tax treatment on the exchange for or redemption of Creation Units. Authorized Participants exchanging securities for Creation Units or redeeming Creation Units should consult with their own tax advisor.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to U.S. state and local and non-U.S. taxation on Fund distributions and sales of shares. Potential investors should consult their tax advisor about the tax consequences of an investment in shares of a Fund under U.S. federal, state and local and non-U.S. tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of each Fund are “created” at their NAV by authorized participants (each an “Authorized Participant”) that has entered into an agreement with the Fund’s distributor, Foreside Fund Services LLC (the “Distributor”). Shares are available only in block-size Creation Units or multiples thereof. Each “creator” or Authorized Participant has entered into an agreement with the Funds’ distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with a Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and a Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of any substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are generally not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund’s SAI.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in proper form under the authorized participant agreement and related AP procedures.

Only an Authorized Participant may create or redeem Creation Units with a Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for the accounts of customers, including, without limitation, affiliates of the Fund.

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In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to a Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent a Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

BIM or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Funds and certain other BondBloxx funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary or its representatives, are not made by the Funds. Rather, such payments are expected to be made by BIM or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the BondBloxx funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary (or its representatives) and its customers and may cause the intermediary to recommend the Funds or other BondBloxx funds over another investment. More information regarding these payments is contained in the Funds’ SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BIM or its affiliates.

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Financial Highlights

The Financial Highlights table is intended to help an investor understand the financial performance of each Fund’s shares since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). Unless otherwise indicated, this information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included in the Funds’ annual report, which is available upon request.

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Financial Highlights

For a share outstanding throughout the period presented.

	BondBloxx USD High Yield Bond Industrial Sector ETF
	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Period Ended October 31, 2022(1)
Net Asset Value, beginning of period	$35.52	$35.75	$39.89
Income/(loss) from operations:
Net investment income/(loss)(2)	2.67	2.65	1.55
Net realized and unrealized gain/(loss) on investments	2.62	(0.59)	(4.25)
Total income/(loss) from operations	5.29	2.06	(2.70)

Distributions to shareholders:
Net investment income	(2.67)	(2.29)	(1.44)
Total distributions	(2.67)	(2.29)	(1.44)
Net Asset Value, end of period	$38.14	$35.52	$35.75
Market Value, end of period	$38.09	$35.60	$35.71
Total Return at Net Asset Value(3)	15.31%	5.77%	(6.81)%
Total Return at Market Value(4)	14.88%	6.12%	(6.88)%
Net Assets, end of period (millions)	$82.0	$40.8	$3.6
Ratios to average net assets:
Expenses	0.35%	0.35%	0.35	%(7)
Net investment income/(loss)(5)	7.07%	7.23%	5.87	%(7)
Portfolio turnover rate(6)	23%	21%	9%

(1)	The Fund commenced operations on February 15, 2022. Shares of XHYI were listed on the NYSE Arca, Inc. on February 17, 2022.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with United States generally accepted accounting principles (“GAAP”) and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.
(4)	Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all distributions at net asset value during the period and sale at the market price on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(5)	Net investment income/(loss) represents income earned by the Fund from its underlying investments less expenses incurred by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(7)	Annualized.

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Financial Highlights (Continued)

For a share outstanding throughout the period presented.

	BondBloxx USD High Yield Bond Telecom, Media & Technology Sector ETF
	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Period Ended October 31, 2022(1)
Net Asset Value, beginning of period	$32.66	$34.79	$39.65
Income/(loss) from operations:
Net investment income/(loss)(2)	2.92	2.92	1.54
Net realized and unrealized gain/(loss) on investments	2.09	(2.60)	(5.05)
Total income/(loss) from operations	5.01	0.32	(3.51)

Distributions to shareholders:
Net investment income	(2.85)	(2.45)	(1.35)
Total distributions	(2.85)	(2.45)	(1.35)
Net Asset Value, end of period	$34.82	$32.66	$34.79
Market Value, end of period	$34.89	$32.77	$34.73
Total Return at Net Asset Value(3)	16.02%	0.89%	(8.96)%
Total Return at Market Value(4)	15.84%	1.39%	(9.03)%
Net Assets, end of period (millions)	$107.9	$29.4	$3.5
Ratios to average net assets:
Expenses	0.35%	0.35%	0.35	%(7)
Net investment income/(loss)(5)	8.53%	8.60%	5.93	%(7)
Portfolio turnover rate(6)	28%	14%	13%

(1)	The Fund commenced operations on February 15, 2022. Shares of XHYT were listed on the NYSE Arca, Inc. on February 17, 2022.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with GAAP and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.
(4)	Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all distributions at net asset value during the period and sale at the market price on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(5)	Net investment income/(loss) represents income earned by the Fund from its underlying investments less expenses incurred by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(7)	Annualized.

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Financial Highlights (Continued)

For a share outstanding throughout the period presented.

	BondBloxx USD High Yield Bond Healthcare Sector ETF
	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Period Ended October 31, 2022(1)
Net Asset Value, beginning of period	$31.40	$32.64	$39.84
Income/(loss) from operations:
Net investment income/(loss)(2)	2.52	2.70	1.62
Net realized and unrealized gain/(loss) on investments	3.74	(0.94)	(7.58)
Total income/(loss) from operations	6.26	1.76	(5.96)

Distributions to shareholders:
Net investment income	(2.46)	(3.00)	(1.24)
Total distributions	(2.46)	(3.00)	(1.24)
Net Asset Value, end of period	$35.20	$31.40	$32.64
Market Value, end of period	$35.15	$31.49	$32.52
Total Return at Net Asset Value(3)	20.50%	5.36%	(15.19)%
Total Return at Market Value(4)	19.96%	6.03%	(15.47)%
Net Assets, end of period (millions)	$47.5	$11.0	$8.2
Ratios to average net assets:
Expenses	0.35%	0.35%	0.35	%(7)
Net investment income/(loss)(5)	7.20%	8.23%	6.39	%(7)
Portfolio turnover rate(6)	22%	18%	37%

(1)	The Fund commenced operations on February 15, 2022. Shares of XHYH were listed on the NYSE Arca, Inc. on February 17, 2022.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with GAAP and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.
(4)	Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all distributions at net asset value during the period and sale at the market price on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(5)	Net investment income/(loss) represents income earned by the Fund from its underlying investments less expenses incurred by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(7)	Annualized.

113

Financial Highlights (Continued)

For a share outstanding throughout the period presented.

	BondBloxx USD High Yield Bond Financial & REIT Sector ETF
	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Period Ended October 31, 2022(1)
Net Asset Value, beginning of period	$34.59	$34.99	$39.74
Income/(loss) from operations:
Net investment income/(loss)(2)	2.72	2.74	1.46
Net realized and unrealized gain/(loss) on investments	2.96	(0.70)	(4.86)
Total income/(loss) from operations	5.68	2.04	(3.40)

Distributions to shareholders:
Net investment income	(2.71)	(2.44)	(1.35)
Total distributions	(2.71)	(2.44)	(1.35)
Net Asset Value, end of period	$37.56	$34.59	$34.99
Market Value, end of period	$37.47	$34.68	$34.99
Total Return at Net Asset Value(3)	16.89%	5.91%	(8.65)%
Total Return at Market Value(4)	16.29%	6.17%	(8.72)%
Net Assets, end of period (millions)	$58.2	$29.4	$3.5
Ratios to average net assets:
Expenses	0.35%	0.35%	0.35	%(7)
Net investment income/(loss)(5)	7.34%	7.71%	5.57	%(7)
Portfolio turnover rate(6)	43%	32%	21%

(1)	The Fund commenced operations on February 15, 2022. Shares of XHYF were listed on the NYSE Arca, Inc. on February 17, 2022.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with GAAP and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.
(4)	Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all distributions at net asset value during the period and sale at the market price on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(5)	Net investment income/(loss) represents income earned by the Fund from its underlying investments less expenses incurred by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(7)	Annualized.

114

Financial Highlights (Continued)

For a share outstanding throughout the period presented.

	BondBloxx USD High Yield Bond Energy Sector ETF
	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Period Ended October 31, 2022(1)
Net Asset Value, beginning of period	$37.13	$37.12	$39.62
Income/(loss) from operations:
Net investment income/(loss)(2)	2.64	2.58	1.62
Net realized and unrealized gain/(loss) on investments	1.83	(0.14)	(2.74)
Total income/(loss) from operations	4.47	2.44	(1.12)

Distributions to shareholders:
Net investment income	(2.81)	(2.43)	(1.38)
Total distributions	(2.81)	(2.43)	(1.38)
Net Asset Value, end of period	$38.79	$37.13	$37.12
Market Value, end of period	$38.79	$37.23	$36.97
Total Return at Net Asset Value(3)	12.32%	6.73%	(2.84)%
Total Return at Market Value(4)	11.99%	7.43%	(3.19)%
Net Assets, end of period (millions)	$13.7	$20.5	$7.5
Ratios to average net assets:
Expenses	0.35%	0.35%	0.35	%(7)
Net investment income/(loss)(5)	6.77%	6.85%	6.03	%(7)
Portfolio turnover rate(6)	41%	37%	21%

(1)	The Fund commenced operations on February 15, 2022. Shares of XHYE were listed on the NYSE Arca, Inc. on February 17, 2022.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with GAAP and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.
(4)	Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all distributions at net asset value during the period and sale at the market price on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(5)	Net investment income/(loss) represents income earned by the Fund from its underlying investments less expenses incurred by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(7)	Annualized.

115

Financial Highlights (Continued)

For a share outstanding throughout the period presented.

	BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF
	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Period Ended October 31, 2022(1)
Net Asset Value, beginning of period	$34.95	$34.63	$39.87
Income/(loss) from operations:
Net investment income/(loss)(2)	2.59	2.70	1.57
Net realized and unrealized gain/(loss) on investments	2.55	0.02	(5.49)
Total income/(loss) from operations	5.14	2.72	(3.92)

Distributions to shareholders:
Net investment income	(2.55)	(2.40)	(1.32)
Total distributions	(2.55)	(2.40)	(1.32)
Net Asset Value, end of period	$37.54	$34.95	$34.63
Market Value, end of period	$37.47	$35.03	$34.45
Total Return at Net Asset Value(3)	15.09%	7.98%	(9.96)%
Total Return at Market Value(4)	14.60%	8.77%	(10.54)%
Net Assets, end of period (millions)	$71.3	$22.7	$6.9
Ratios to average net assets:
Expenses	0.35%	0.35%	0.35	%(7)
Net investment income/(loss)(5)	6.92%	7.53%	6.05	%(7)
Portfolio turnover rate(6)	37%	24%	12%

(1)	The Fund commenced operations on February 15, 2022. Shares of XHYC were listed on the NYSE Arca, Inc. on February 17, 2022.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with GAAP and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.
(4)	Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all distributions at net asset value during the period and sale at the market price on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(5)	Net investment income/(loss) represents income earned by the Fund from its underlying investments less expenses incurred by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(7)	Annualized.

116

Financial Highlights (Continued)

For a share outstanding throughout the period presented.

	BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF
	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Period Ended October 31, 2022(1)
Net Asset Value, beginning of period	$35.48	$35.66	$39.80
Income/(loss) from operations:
Net investment income/(loss)(2)	2.45	2.31	1.44
Net realized and unrealized gain/(loss) on investments	2.58	(0.40)	(4.33)
Total income/(loss) from operations	5.03	1.91	(2.89)

Distributions to shareholders:
Net investment income	(2.43)	(2.09)	(1.25)
Total distributions	(2.43)	(2.09)	(1.25)
Net Asset Value, end of period	$38.08	$35.48	$35.66
Market Value, end of period	$38.09	$35.62	$35.62
Total Return at Net Asset Value(3)	14.54%	5.40%	(7.32)%
Total Return at Market Value(4)	14.10%	5.92%	(7.55)%
Net Assets, end of period (millions)	$30.5	$10.6	$5.3
Ratios to average net assets:
Expenses	0.35%	0.35%	0.35	%(7)
Net investment income/(loss)(5)	6.49%	6.34%	5.47	%(7)
Portfolio turnover rate(6)	34%	15%	25%

(1)	The Fund commenced operations on February 15, 2022. Shares of XHYD were listed on the NYSE Arca, Inc. on February 17, 2022.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with GAAP and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.
(4)	Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all distributions at net asset value during the period and sale at the market price on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(5)	Net investment income/(loss) represents income earned by the Fund from its underlying investments less expenses incurred by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(7)	Annualized.

117

Financial Highlights (Continued)

For a share outstanding throughout the period presented.

BondBloxx USD High Yield Bond Sector Rotation ETF(8)
For the Year Ended October 31, 2024	For the Period Ended October 31, 2023(9)	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
Net Asset Value, beginning of period	$14.21	$14.62	$14.68	$16.15	$15.72	$17.55
Income/(loss) from operations:
Net investment income/(loss)(2)	1.06	0.28	1.06	0.43	0.43	0.71
Net realized and unrealized gain/(loss) on investments	0.97	(0.44)	0.00	(10)	(1.38)	0.36	(1.85)
Total income/(loss) from operations	2.03	(0.16)	1.06	(0.95)	0.79	(1.14)

Distributions to shareholders:
Net investment income	(1.09)	(0.25)	(1.09)	(0.52)	(0.36)	(0.67)
Return of capital	-	-	(0.03)	(0.00	)(10)	-	(0.02)
Total distributions	(1.09)	(0.25)	(1.12)	(0.52)	(0.36)	(0.69)
Net Asset Value, end of period	$15.15	$14.21	$14.62	$14.68	$16.15	$15.72
Market Value, end of period	$15.17	$14.16	$14.66	$14.72	$16.14	$15.75
Total Return at Net Asset Value(3)	14.75%	(1.14)%	7.44%	(6.07)%	5.08%	(6.69)%
Total Return at Market Value(4)	15.31%	(1.70)%	7.44%	(5.76)%	4.82%	(6.45)%
Net Assets, end of period (millions)	$28.2	$28.6	$26.3	$33.8	$43.6	$77.0
Ratios to average net assets:
Gross operating expenses	0.75	%(11)	0.90	%(7)(11)	1.31%	0.76%	1.36%	1.12%
Excluded from Expense Cap - Expedited settlement facility fees	-%	-%	-%	0.01%	0.11%	0.19%
Total operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.20	%(11)	0.41	%(7)(11)	0.55%	0.56%	0.66%	0.75%
Net investment income/(loss)(5)	7.13%	5.80	%(7)	7.18%	2.73%	2.68%	4.13%
Portfolio turnover rate(6)	25%	107	%(12)	123%	157%	215%	344%

(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with GAAP and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.
(4)	Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all distributions at net asset value during the period and sale at the market price on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(5)	Net investment income/(loss) represents income earned by the Fund from its underlying investments less expenses incurred by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(7)	Annualized.
(8)	The Fund acquired the assets and liabilities of the Predecessor ETF, a series of the NexPoint Funds I, at the close of business on September 15, 2023. As a result of the reorganization, the Fund is the accounting successor of the Predecessor ETF. Financial information above for the periods prior to September 16, 2023, reflect the performance of the Predecessor ETF. Prior to September 16, 2023, the Predecessor ETF had a different investment adviser, had a different investment objective and policies, and was a passively-managed fund that sought to track the performance of the Markit iBoxx USD Liquid Leveraged Loan Index.
(9)	Fiscal year end changed from June 30, 2023 to October 31, 2023.
(10)	Amount represents less than $0.005 per share.
(11)	Does not include expenses of the affiliated investment companies in which the fund invests.
(12)	Portfolio turnover rate related to the change in investment strategy and re-balancing is 107%.

118

Index Provider

The Index is owned, maintained and administered by IDI. IDI is not affiliated with the Trust, BIM, BBH, the Distributor or any of their respective affiliates.

BIM or its affiliates have entered into a license agreement with the Index Provider to use the Index. BIM, or its affiliates, sublicenses rights in the Index to the Trust at no charge.

Disclaimers

Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “IDISM/®” is a service/trade mark of ICE Data Indices, LLC or its affiliates and has been licensed, along with the ICE BofA US High Yield Constrained Index (“Index”) for use by BIM and its affiliates in connection with Funds (each, a “Product”). Neither BIM, the Trust nor the Funds, as applicable, is sponsored, endorsed, sold or promoted by ICE Data Indices, LLC, its affiliates or its Third Party Suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly, the Trust or the ability of the Index to track general stock market performance. ICE Data’s only relationship to BIM and its affiliates is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to BIM, the Trust or the Funds or their holders. ICE Data has no obligation to take the needs of BIM, the Trust or the holders of the Funds into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of BIM and its affiliates or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Product. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.

ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

Shares of the Funds are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the ability of the Funds to track the total return performance of the Index or the ability of the Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Index, nor in the determination of the timing of, prices of, or quantities of shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of shares of the Funds in connection with the administration, marketing or trading of the shares of the Funds.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds as licensee, licensee’s customers and counterparties, owners of shares of the Funds, or any other person or entity from the use of the Index or any data included therein in connection with the rights licensed as described herein or for any other use.

NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The past performance of the Index is not a guide to future performance. BIM and its affiliates do not guarantee the accuracy or the completeness of the Index or any data included therein and BIM and its affiliates shall have no liability for any errors, omissions or interruptions therein. BIM and its affiliates make no warranty, express or implied, to the owners of shares of the Funds or to any other person or entity, as to results to be obtained by the Funds from the use of the Index or any data included therein. Without limiting any of the foregoing, in no event shall BIM or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

119

Want to know more?

www.bondbloxxetf.com	1-800-896-5089

Information on each Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.bondbloxxetf.com. Copies of this Prospectus, the SAI and recent shareholder reports can be found on our website at www.bondbloxxetf.com. For more information about the Funds, you may request a copy of the SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about each Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Funds or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:

Email:	info@bondbloxxetf.com

Reports and other information about the Funds are available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about each Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

©2025 BondBloxx Investment Management Corporation. All rights reserved.

Investment Company Act File No.: 811-23731

120

BondBloxx℠ ETF Trust

Statement of Additional Information

Dated February 28, 2025, as supplemented August 11, 2025

This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the following series of BondBloxx ETF Trust (the “Trust”):

SECTOR FUNDS
Fund Name	Ticker	Listing Exchange
BondBloxx USD High Yield Bond Industrial Sector ETF	XHYI	NYSE Arca
BondBloxx USD High Yield Bond Telecom, Media & Technology Sector ETF	XHYT	NYSE Arca
BondBloxx USD High Yield Bond Healthcare Sector ETF	XHYH	NYSE Arca
BondBloxx USD High Yield Bond Financial & REIT Sector ETF	XHYF	NYSE Arca
BondBloxx USD High Yield Bond Energy Sector ETF	XHYE	NYSE Arca
BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF	XHYC	NYSE Arca
BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF	XHYD	NYSE Arca
BondBloxx USD High Yield Bond Sector Rotation ETF	HYSA	NYSE Arca

CREDIT RATINGS FUNDS
Fund Name	Ticker	Listing Exchange
BondBloxx BB Rated USD High Yield Corporate Bond ETF	XBB	NYSE Arca
BondBloxx B Rated USD High Yield Corporate Bond ETF	XB	NYSE Arca
BondBloxx CCC Rated USD High Yield Corporate Bond ETF	XCCC	NYSE Arca

EMB FUND
Fund Name	Ticker	Listing Exchange
BondBloxx JP Morgan USD Emerging Markets 1-10 Year Bond ETF	XEMD	Cboe BZX

TREASURY FUNDS
Fund Name	Ticker	Listing Exchange
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	XHLF	NYSE Arca
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	XONE	NYSE Arca
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	XTWO	NYSE Arca
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	XTRE	NYSE Arca
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	XFIV	NYSE Arca
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	XSVN	NYSE Arca
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	XTEN	NYSE Arca
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	XTWY	NYSE Arca

BBB FUNDS
Fund Name	Ticker	Listing Exchange
BondBloxx BBB Rated 1-5 Year Corporate Bond ETF	BBBS	NYSE Arca
BondBloxx BBB Rated 5-10 Year Corporate Bond ETF	BBBI	NYSE Arca
BondBloxx BBB Rated 10+ Year Corporate Bond ETF	BBBL	NYSE Arca

TAX-AWARE FUNDS
Fund Name	Ticker	Listing Exchange
BondBloxx IR+M Tax-Aware Short Duration ETF	TAXX	NYSE Arca
BondBloxx IR+M Tax-Aware Intermediate Duration ETF†	TXXI	NYSE Arca
BondBloxx IR+M Tax-Aware ETF For California Residents*	TAXC	NYSE Arca
BondBloxx IR+M Tax-Aware ETF For Massachusetts Residents	TAXM	NYSE Arca
BondBloxx IR+M Tax-Aware ETF For New York Residents*	TAXN	NYSE Arca

PRIVATE CREDIT CLO ETF
Fund Name	Ticker	Listing Exchange
BondBloxx Private Credit CLO ETF	PCMM	NASDAQ

†	The Fund is currently offered but is described under a separate prospectus and Statement of Additional Information.
*	The Fund is not currently offered.

The Prospectuses for the above-listed funds (each, a “Fund” and collectively, the “Funds”) are dated February 28, 2025, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. A copy of each Fund’s Prospectus may be obtained without charge by writing to the Trust’s distributor, Foreside Fund Services, LLC (the “Distributor” or “Foreside”), Three Canal Plaza, Suite 100, Portland, Maine 04101, calling (866) 251-6920 or visiting www.bondbloxxetf.com. Each Fund’s Prospectus is incorporated by reference into this SAI.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

BondBloxx℠ is a service mark of BondBloxx Investment Management Corporation.

i

ii

iii

General Description of the Trust and its Funds

The Trust currently consists of twenty-nine series or portfolios. The Trust was organized as a Delaware statutory trust on August 20, 2021, and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to all of the Funds that are available as of the date of this Statement of Additional Information.

Each Fund is managed by BondBloxx Investment Management Corporation (“BIM”).

Each Sector Fund (other than BondBloxx USD High Yield Bond Sector Rotation ETF (the “Sector Rotation Fund”)) generally seeks to track the investment results of a component (each, a “Sector Index”) of the ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Sector Index”). Each Sector Index models the performance of the bonds of issuers within a particular sector or group of sectors that make up the broad U.S. high yield market as represented by the Underlying Sector Index. The Sector Rotation Fund generally seeks to invest its assets in securities of other exchange-traded funds (“ETFs”) that invest in various sectors of the fixed income securities market (defined below). Exposure to the sectors is obtained by investing in ETFs that invest in specific sectors included in the Underlying Sector Index.

Each Credit Ratings Fund generally seeks to track the investment results of a component (each, a “Credit Ratings Index”) of the ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Credit Ratings Index”). Each Credit Ratings Index is composed of U.S. dollar denominated, high yield corporate bonds of a particular credit quality rating represented by the Underlying Credit Ratings Index.

The EMB Fund generally seeks to track the investment results of the J.P. Morgan EMBI Global Diversified Liquid 1-10 Year Maturity Index (the “EMB Index”), which contains all bonds with at least $1 billion in face amount outstanding in the J.P. Morgan EMBI Global Diversified Index (the “Underlying EMB Index”) that have an average life below 10 years at each month-end rebalance. The EMB Index is composed of U.S. dollar denominated, emerging market bonds.

Each Treasury Fund generally seeks to track the investment results of a component of certain Bloomberg U.S. Treasury Indexes (the “Treasury Index,” and together with Sector Index, Credit Ratings Index and EMB Index, each an “Index”). Each Treasury Index is constructed using two underlying “duration buckets” of U.S. Treasury securities. For each Treasury Index, the weights of the two underlying buckets are calculated and applied on each monthly re-balancing date to achieve the targeted duration. The durations are allowed to drift away from the target between each monthly re-balance.

Each BBB Fund generally seeks to track the investment results of a component of certain Bloomberg U.S. Corporate BBB-rated bond indexes (each, a “BBB Index,” and together with the Sector Index, Credit Ratings Index, EMB Index and Treasury Index, each an “Index”). Each Bond Index is composed of BBB (or its equivalent) fixed-rate, taxable U.S. dollar-denominated corporate bonds, with varying lengths of remaining maturities, issued by U.S. and non-U.S. industrial, utility and financial issuers.

BondBloxx IR+M Tax-Aware Short Duration ETF (the “Tax-Aware Short Duration Fund”) seeks attractive after-tax income, consistent with the preservation of capital.

Each of BondBloxx IR+M Tax-Aware ETF For California Residents, BondBloxx IR+M Tax-Aware ETF For Massachusetts Residents and BondBloxx IR+M Tax-Aware ETF For New York Residents (each a Tax-Aware State Resident Fund and, collectively, the Tax-Aware State Resident Funds) seeks attractive after-tax income for its applicable state residents, consistent with preservation of capital.

The Private Credit CLO ETF seeks capital preservation and current outcome.

Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) included in its Sector Index, Credit Ratings Index, EMB Index, Treasury Index or BBB Index, as applicable (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Sector Funds, the Credit Ratings Funds, the Treasury Funds, the BBB Funds and the Tax-Aware Funds are listed and trade on NYSE Arca. Shares of the EMB Fund trade on the Cboe BZX. Shares of the Private Credit CLO ETF are listed and trade on NASDAQ. Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Shares are redeemable only in Creation Units, by Authorized Participants (as defined in the Portfolio Holdings Information section of this SAI), and, generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally ranging from 10,000 to 50,000 shares or multiples thereof.

The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserves the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

Shares of each Fund are listed for trading, and trade throughout the day, on the applicable Listing Exchange and in other secondary markets. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of a Fund; (ii) a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor’s equity interest in the Funds.

Investment Strategies and Risks – Sector Funds (Other than Sector Rotation Fund)

The investment objective of each Fund is to track its benchmark Sector Index. Each Fund seeks to achieve its objective by investing primarily in both bonds that comprise its relevant Sector Index and in investments that provide substantially similar exposure to securities in the Sector Index. Each Fund operates as an index fund and is not actively managed. Adverse performance of a bond in a Fund’s portfolio or Sector Index will ordinarily not result in the elimination of the bond from the Fund’s portfolio or Sector Index.

Each Fund engages in representative sampling, which is investing in a sample of bonds selected by BIM to have a collective investment profile similar to that of the Fund’s Sector Index. Bonds selected are designed to have aggregate investment characteristics (based on market value, sector and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Fund’s Sector Index. A Fund may or may not hold all of the bonds that are in its index.

Although the Funds do not seek leveraged returns, certain instruments that may be used by the Funds may have a leveraging effect as described below. Each Fund seeks to track the investment results of its Sector Index before the fees and expenses of each Fund.

Under normal circumstances, each Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield, below-investment grade, bonds of issuers in the sector suggested by the Fund’s name that are tied economically to the United States, either directly or indirectly (e.g., through derivatives).

Bonds. Each Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Each Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

High Yield Bonds. The Funds will invest in non-investment grade bonds. Non-investment grade or “high yield” fixed-income or convertible bonds, commonly known to investors as “junk bonds” or “high yield bonds,” are generally debt bonds that are rated below investment grade by one or more of the major rating agencies or similar securities that are unrated that BIM believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt bonds may be subject to greater risks than bonds that have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds will generally be in the lower rating categories of recognized rating agencies (rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by Standard & Poor’s® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) or Fitch Ratings, Inc. (“Fitch”)) or be unrated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The major risks of high yield bond investments include the following:

●	High yield bonds may be issued by less creditworthy issuers. These bonds are vulnerable to adverse changes in the issuer’s industry or to general economic conditions. Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

●	The issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover.

●	High yield bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal, to receive interest payments when senior securities are in default or to receive restructuring benefits paid to holders of more senior classes of debt. Thus, investors in high yield bonds frequently have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

●	High yield bonds frequently have redemption features that permit an issuer to repurchase the bond from a Fund before it matures. If an issuer redeems the high yield bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

●	Prices of high yield bonds are subject to extreme fluctuations. Negative economic developments may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed-income securities.

●	Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. There are fewer dealers in the high yield bond market, and there may be significant differences in the prices quoted for high yield bonds by dealers, and such quotations may not be the actual prices available for a purchase or sale. Judgment may play a greater role in the prices and values generated for such bonds than in the case of securities trading in a more liquid market.

●	The secondary markets for high yield bonds are often not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds may be concentrated in relatively few market makers and, participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market (although the Funds’ ability to meet redemptions in kind may mitigate this risk). In fact, in certain stressed markets, ETFs that invest in high yield bonds such as the Funds may be more liquid than the underlying high yield markets. An illiquid secondary market may adversely affect the market price of the high yield bond, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such bonds, the relative lack of reliable objective data makes it more difficult to value such bonds, and judgment plays a more important role in determining such valuations.

●	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

●	The high yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these bonds and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

Borrowing. Each Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions, as permitted by the 1940 Act.

The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the NAV of fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BIM may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Corporate Bonds. The Funds will invest in below investment-grade and/or high yield corporate bonds. High yield corporate bonds may be deemed speculative and more volatile than higher rated securities of similar maturity. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Derivatives. Derivatives are financial instruments the value of which is derived from another security, commodity (such as gold or oil), currency, index (e.g., a measure of value or rates, such as the S&P 500 Index or the prime lending rate) or some other reference measure. The Funds may use derivatives for hedging purposes. The Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When a Fund invests in a derivative, a Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, a Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Diversification Status. BondBloxx USD High Yield Bond Healthcare Sector ETF (the “Healthcare Fund”) is “non-diversified” under the 1940 Act. A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular sectors) may constitute a significant percentage of and Underlying Fund’s index and, consequently, the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies.

The Healthcare Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, including exchange-traded funds (“ETFs”) such as the Funds, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a Liquidity Program, and the Board of Trustees of the Funds (the “Board”), including a majority of the Independent Trustees of the Trust, has appointed BIM as the administrator of the Liquidity Program. Under the Liquidity Program, BIM assesses, manages, and periodically reviews each Fund’s liquidity risk and, if required, classifies each investment held by a Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interest in a Fund. The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.

Privately Issued Securities. The Funds may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund.

The Board has adopted policies and procedures and appointed BIM as the administrator of the Liquidity Program, which includes the assessment of the liquidity of Restricted Securities. In making determinations regarding the liquidity of a Restricted Security, BIM will take into account relevant market, trading and investment-specific considerations. Additional characteristics that may be considered in determining the liquidity of Restricted Securities include: (a) the existence of an active market, including whether the security is listed on an exchange as well as the number, diversity and quality of market participants; (b) frequency of trades or quotes; and (c) restrictions on trading.

Ratings. An investment-grade rating generally means the security or issuer is rated investment-grade by one or more of Moody’s, S&P Global Ratings, Fitch, or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BIM. Generally, bonds rated Baa3 or above by Moody’s or BBB- or above by S&P Global Ratings and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.

Subsequent to purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated below Baa3 by Moody’s or below BBB- by S&P Global Ratings or Fitch are generally considered below investment-grade quality and are obligations of issuers that are generally considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such lower-rated securities are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Please see Appendix B of this SAI for a description of each rating category of Moody’s, S&P Global Ratings and Fitch and BIM’s treatment of investments that are not rated by any of the rating agencies.

Regulated Investment Company Compliance Risk. Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their respective investment objectives.

Regulation Regarding Derivatives. The U.S. Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options on futures and certain swaps (“commodity interests”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund has exposure to commodity interests, it intends to keep that exposure below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.

The Funds may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. The Funds will not use futures, options on futures or swaps for speculative purposes. BIM, with respect to the Funds, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Rule 4.5 so that BIM, with respect to the Funds, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. For BIM to remain eligible for the relief, a Fund will be limited in its ability to gain exposure to commodity interests. In the event that a Fund’s direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to such Fund.

The CFTC, certain foreign regulators, and various exchanges have imposed (and continue to evaluate and monitor) limits on the maximum position that any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. Additionally, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if a Fund or an underlying ETF does not intend to exceed applicable position limits, it is possible that positions of different clients managed by BIM and its affiliates (the “Affiliates”) may be aggregated for this purpose. It is possible that the trading decisions of BIM may have to be modified and that positions held by the Funds or an underlying ETF may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

Derivative contracts, such as swaps, are subject to regulation under the Dodd-Frank Act in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps and certain other derivatives traded in the OTC market are subject to variation margin requirements and may be subject to initial margining requirements. Implementation of the margining and other provisions of global derivatives regulations regarding clearing, margining, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and are expected to continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in a Fund.

Other regulations also may limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivative transaction counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the United Kingdom, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. The liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Rule 18f-4 under the 1940 Act governs the use of derivatives and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies (“Rule 18f-4”). Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions, adopt and implement a derivatives risk management program and appoint a derivatives risk manager. A fund that uses derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount is not subject to the full requirements of Rule 18f-4. The Funds have implemented compliance policies under Rule 18f-4. The application of Rule 18f-4 to the Funds could restrict the Funds’ ability to utilize derivative investments and financing transactions and prevent the Funds from implementing their respective principal investment strategies and could adversely affect the Funds’ performance and their ability to achieve their respective investment objectives.

Since 2021, the SEC has proposed and, in some cases, finalized several new rules regarding a wide range of topics related to the Funds. For example, the SEC has proposed new rules requiring the reporting and public disclosure of an investment manager’s positions in security-based swaps, including CDS, equity total return swaps and related positions. The SEC has also finalized new rules restricting activities that could be considered to be manipulative in connection with security-based swaps, new rules regarding beneficial ownership and public reporting by managers under Section 13 of the Exchange Act, new rules regarding regulatory and public reporting of certain securities lending transactions, and new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of investment managers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for a Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Registration Risk. In the event that a Fund’s direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Fund. BIM’s registration with the CFTC as a commodity pool operator with respect to the Funds, or any change in the Funds’ operations necessary to maintain BIM’s ability to rely upon CFTC Rule 4.5, could adversely affect the Funds’ ability to implement their respective investment programs, conduct their operations and/or achieve their objectives and subject the Funds to certain additional costs, expenses and administrative burdens, adversely affecting the Funds’ total return. Because BIM intends to manage the Funds in such a way as to maintain its ability to rely upon CFTC Rule 4.5, the Funds may be unable to participate in certain investment opportunities.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.

Repurchase agreements pose certain risks for a Fund. Such risks are not unique to the Funds, but are inherent in repurchase agreements. Each Fund seeks to minimize such risks, but such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. See also “Regulation Regarding Derivatives” above.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Funds intend from time to time to invest their assets in securities of investment companies, including, but not limited to, money market funds, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by a Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).

Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. The Rule could affect a Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including variable rate demand notes, short-term municipal securities, short-term municipal money market funds and money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s, “F-1” by Fitch or “A-1” by S&P Global Ratings, or if unrated, of comparable quality as determined by BIM; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BIM, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments.

Certain of the Funds may enter into swap agreements, including interest rate swaps and index swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions typically do not involve the delivery of securities or other underlying assets.

U.S. Government Obligations. Certain of the Funds may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae, Freddie Mac and Federal Home Loan Bank notes). In the latter case, each Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S.-Registered and Restricted Securities of Non-U.S. Issuers. Each Fund may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. corporate issuers. The Funds may also invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer’s local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by each Fund at an established price with payment and delivery taking place in the future. Each Fund enters into these transactions to obtain what is considered an advantageous price to each Fund at the time of entering into the transaction.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by each Fund to purchase the securities.

Each Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

Each Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to each Fund on the settlement date. In these cases each Fund may realize a taxable capital gain or loss.

When each Fund engages in when-issued transactions or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Fund starting on the day each Fund agrees to purchase the securities. Each Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

FINRA (as defined below) rules include mandatory variation margin requirements for certain forward transactions (including “To-Be-Announced”/“TBA” and certain other asset backed securities transactions (collectively, “Covered Agency Transactions”)). Covered Agency Transactions have historically not been required to be collateralized. The collateralization of such transactions is intended to mitigate counterparty credit risk between trade and settlement but could increase the cost of such transactions and impose added operational complexity.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies.

Investment Strategies and Risks – Sector Rotation Fund

Unlike many conventional ETFs, the Sector Rotation Fund is “actively managed” and does not seek to replicate the performance of a specified index. The Fund operates as a “fund of funds,” meaning that it primarily invests its assets in securities of other ETFs.

The investment objective of the Fund is to seek to provide total return by primarily investing its assets in U.S. dollar-denominated, high yield corporate bonds in the various sectors of the fixed income securities market (each, a “Sector” and collectively, the “Sectors”) through other ETFs. As of the date of this SAI, the Sectors include: Industrials, Telecom, Media & Technology, Healthcare, Financial & REIT, Energy, Consumer Cyclicals, and Consumer Non-Cyclicals Sectors. Exposure to the Sectors is obtained by investing in ETFs that invest in the specific sectors included in the ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Benchmark”), which is a rules-based index consisting of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market (as determined by ICE Data Indices, LLC (“IDI” or “Index Provider”)). The sector classifications as determined by IDI are subject to change and are not controlled by the Fund or BondBloxx Investment Management Corporation (the “Adviser” or “BIM”), the Fund’s and the Underlying Funds’ (as defined below) investment adviser. The ETFs in which the Fund invests are: BondBloxx USD High Yield Bond Industrial Sector ETF (ticker: XHYI), BondBloxx USD High Yield Bond Telecom, Media & Technology Sector ETF (ticker: XHYT), BondBloxx USD High Yield Bond Healthcare Sector ETF (ticker: XHYH), BondBloxx USD High Yield Bond Financial & REIT Sector ETF (ticker: XHYF), BondBloxx USD High Yield Bond Energy Sector ETF |(ticker: XHYE), BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF (ticker: XHYC) and BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF (ticker: XHYD), BondBloxx BB Rated USD High Yield Corporate Bond ETF (ticker: XBB), BondBloxx B Rated USD High Yield Corporate Bond ETF (ticker: XB), and BondBloxx CCC Rated USD High Yield Corporate Bond ETF (ticker: XCCC) (each, an “Underlying Fund”). The Fund will be close to fully invested at all times in the Underlying Funds. Each Underlying Fund is an affiliated fund advised by the Adviser.

The Adviser provides periodic asset allocation advisory services with respect to the Underlying Funds. “Sector rotation” refers to the allocation and reallocation of Fund assets from one or more Sectors into one or more other Sectors. The Adviser makes asset allocation recommendations among the Underlying Funds based on its fundamental investment approach that takes into consideration the analysis of macroeconomic, financial and market data to formulate decisions regarding the final sector allocation(s) within the portfolio, which may result in the allocation and reallocation of Fund assets from one or more Sectors into one or more other Sectors.

The Adviser’s asset allocations may attempt to enhance returns relative to the Underlying Benchmark by overweighting and underweighting exposure to the Sectors and this may consequently increase or reduce the Fund’s overall exposure to certain Underlying Funds. It is possible the Fund may not have exposure to all Sectors or Underlying Funds at all times.

Except where otherwise noted, the types of securities and investment techniques discussed below include those of the Underlying Funds in which the Fund can invest. For the purposes of this section, “Fund” means the Fund and/or an underlying ETF, as applicable.

Bonds. The Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

High Yield Bonds. The Fund will invest in non-investment grade bonds. Non-investment grade or “high yield” fixed-income or convertible bonds, commonly known to investors as “junk bonds” or “high yield bonds,” are generally debt bonds that are rated below investment grade by one or more of the major rating agencies or similar securities that are unrated that BIM believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt bonds may be subject to greater risks than bonds that have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds will generally be in the lower rating categories of recognized rating agencies (rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by Standard & Poor’s® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) or Fitch Ratings, Inc. (“Fitch”)) or be unrated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The major risks of high yield bond investments include the following:

●	High yield bonds may be issued by less creditworthy issuers. These bonds are vulnerable to adverse changes in the issuer’s industry or to general economic conditions. Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

●	The issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover.

●	High yield bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit the Fund’s ability to fully recover principal, to receive interest payments when senior securities are in default or to receive restructuring benefits paid to holders of more senior classes of debt. Thus, investors in high yield bonds frequently have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

●	High yield bonds frequently have redemption features that permit an issuer to repurchase the bond from the Fund before it matures. If an issuer redeems the high yield bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

●	Prices of high yield bonds are subject to extreme fluctuations. Negative economic developments may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed-income securities.

●	Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. There are fewer dealers in the high yield bond market, and there may be significant differences in the prices quoted for high yield bonds by dealers, and such quotations may not be the actual prices available for a purchase or sale. Judgment may play a greater role in the prices and values generated for such bonds than in the case of securities trading in a more liquid market.

●	The secondary markets for high yield bonds are often not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds may be concentrated in relatively few market makers and, participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market (although the Fund’s ability to meet redemptions in kind may mitigate this risk). In fact, in certain stressed markets, ETFs that invest in high yield bonds such as the Fund may be more liquid than the underlying high yield markets. An illiquid secondary market may adversely affect the market price of the high yield bond, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such bonds, the relative lack of reliable objective data makes it more difficult to value such bonds, and judgment plays a more important role in determining such valuations.

●	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

●	The high yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these bonds and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

Borrowing. The Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions, as permitted by the 1940 Act.

The purchase of securities while borrowings are outstanding may have the effect of leveraging the Fund. The incurrence of leverage increases the Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the NAV of Fund shares and in the yield on the Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BIM may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Corporate Bonds. The Fund will invest in investment-grade and/or high yield corporate bonds. High yield corporate bonds may be deemed speculative and more volatile than higher rated securities of similar maturity. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Derivatives. Derivatives are financial instruments the value of which is derived from another security, commodity (such as gold or oil), currency, index (e.g., a measure of value or rates, such as the S&P 500 Index or the prime lending rent) or some other reference measure. The Fund may use derivatives for hedging purposes. The Fund may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When the Fund invests in a derivative, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, the Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Diversification Status. The Fund is “non-diversified” under the 1940 Act. A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular sectors) may constitute a significant percentage of and Underlying Fund’s index and, consequently, the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Fund of Funds. Because the Fund is a fund of funds (which invests in one or more Underlying Funds taxable as regulated investment companies), distributions by the Underlying Funds, redemptions of shares in the Underlying Funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able currently to offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. See the Taxes section of this SAI.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, including exchange-traded funds (“ETFs”) such as the Fund, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Fund has implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BIM as the administrator of the Liquidity Program. Under the Liquidity Program, BIM assesses, manages, and periodically reviews the Fund’s liquidity risk and, if required, classifies each investment held by the Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interest in the Fund. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.

Privately Issued Securities. The Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

The Board has adopted policies and procedures and appointed BIM as the administrator of the Liquidity Program, which includes the assessment of the liquidity of Restricted Securities. In making determinations regarding the liquidity of a Restricted Security, BIM will take into account relevant market, trading and investment-specific considerations. Additional characteristics that may be considered in determining the liquidity of Restricted Securities include: (a) the existence of an active market, including whether the security is listed on an exchange as well as the number, diversity and quality of market participants; (b) frequency of trades or quotes; and (c) restrictions on trading.

Ratings. An investment-grade rating generally means the security or issuer is rated investment-grade by one or more of Moody’s, S&P Global Ratings, Fitch, or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BIM. Generally, bonds rated Baa3 or above by Moody’s or BBB- or above by S&P Global Ratings and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.

Subsequent to purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated below Baa3 by Moody’s or below BBB- by S&P Global Ratings or Fitch are generally considered below investment-grade quality and are obligations of issuers that are generally considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such lower-rated securities are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Please see Appendix B of this SAI for a description of each rating category of Moody’s, S&P Global Ratings and Fitch and BIM’s treatment of investments that are not rated by any of the rating agencies.

Regulated Investment Company Compliance Risk. Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their respective investment objectives.

Regulation Regarding Derivatives. The U.S. Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options on futures, and certain swaps (“commodity interests”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent the Fund has exposure to commodity interests, it intends to keep that exposure below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.

The Fund may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. The Fund will not use futures, options on futures or swaps for speculative purposes. BIM, with respect to the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Rule 4.5 so that BIM, with respect to the Fund, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. For BIM to remain eligible for the relief, the Fund will be limited in its ability to gain exposure to commodity interests. In the event that the Fund’s direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Fund.

The CFTC, certain foreign regulators, and various exchanges have imposed (and continue to evaluate and monitor) limits on the maximum position that any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. Additionally, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Fund or an underlying ETF does not intend to exceed applicable position limits, it is possible that positions of different clients managed by BIM and its affiliates (the “Affiliates”) may be aggregated for this purpose. It is possible that the trading decisions of BIM may have to be modified and that positions held by the Fund or an underlying ETF may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

Derivative contracts, such as swaps, are subject to regulation under the Dodd-Frank Act in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps and certain other derivatives traded in the OTC market are subject to variation margin requirements and may be subject to initial margining requirements. Implementation of the margining and other provisions of global derivatives regulations regarding clearing, margining, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and are expected to continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.

Other regulations also may limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivative transaction counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the United Kingdom, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. The liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Rule 18f-4 under the 1940 Act governs the use of derivatives and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies (“Rule 18f-4”). Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions, adopt and implement a derivatives risk management program and appoint a derivatives risk manager. A fund that uses derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount is not subject to the full requirements of Rule 18f-4. The Fund has implemented compliance policies under Rule 18f-4. The application of Rule 18f-4 to the Fund could restrict the Fund’s ability to utilize derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies and could adversely affect the Fund’s performance and its ability to achieve its investment objectives.

Since 2021, the SEC has proposed and, in some cases, finalized several new rules regarding a wide range of topics related to the Funds. For example, the SEC has proposed new rules requiring the reporting and public disclosure of an investment manager’s positions in security-based swaps, including CDS, equity total return swaps and related positions. The SEC has also finalized new rules restricting activities that could be considered to be manipulative in connection with security-based swaps, new rules regarding beneficial ownership and public reporting by managers under Section 13 of the Exchange Act, new rules regarding regulatory and public reporting of certain securities lending transactions, and new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of investment managers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for a Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Registration Risk. In the event that the Fund’s direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Fund. BIM’s registration with the CFTC as a commodity pool operator with respect to the Fund, or any change in the Fund’s operations necessary to maintain BIM’s ability to rely upon CFTC Rule 4.5, could adversely affect the Fund’s ability to implement its investment program, conduct its operations and/or achieve its objective and subject the Fund to certain additional costs, expenses and administrative burdens, adversely affecting the Fund’s total return. Because BIM intends to manage the Fund in such a way as to maintain its ability to rely upon CFTC Rule 4.5, the Fund may be unable to participate in certain investment opportunities.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.

Repurchase agreements pose certain risks for a Fund. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. See also “Regulation Regarding Derivatives” above.

Securities of Investment Companies. The Fund invests in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund intends from time to time to invest its assets in securities of investment companies, including, but not limited to, money market funds, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).

Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. The Rule could affect the Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including variable rate demand notes, short-term municipal securities, short-term municipal money market funds and money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s, “F-1” by Fitch or “A-1” by S&P Global Ratings, or if unrated, of comparable quality as determined by BIM; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BIM, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments.

The Fund may enter into swap agreements, including interest rate swaps and index swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions typically do not involve the delivery of securities or other underlying assets.

U.S. Government Obligations. The Fund may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae, Freddie Mac and Federal Home Loan Bank notes). In the latter case, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S.-Registered and Restricted Securities of Non-U.S. Issuers. The Fund may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. corporate issuers. The Fund may also invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer’s local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities.

The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

The Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

When the Fund engages in when-issued transactions or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

FINRA (as defined below) rules include mandatory variation margin requirements for certain forward transactions (including “To-Be-Announced”/“TBA” and certain other asset backed securities transactions (collectively, “Covered Agency Transactions”)). Covered Agency Transactions have historically not been required to be collateralized. The collateralization of such transactions is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of such transactions and impose added operational complexity.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

Investment Strategies and Risks – Credit Ratings Funds

The investment objective of each Fund is to track the results of its Credit Ratings Index. Each Fund seeks to achieve its objective by investing primarily in both bonds that comprise its relevant Credit Ratings Index and in investments that provide substantially similar exposure to securities in the Credit Ratings Index. Each Fund operates as an index fund and is not actively managed. Adverse performance of a bond in a Fund’s portfolio or Credit Ratings Index will ordinarily not result in the elimination of the bond from the Fund’s portfolio or Credit Ratings Index.

Each Fund engages in representative sampling, which is investing in a sample of bonds selected by BIM to have a collective investment profile similar to that of the Fund’s Credit Ratings Index. Bonds selected are designed to have aggregate investment characteristics (based on market value, sector and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Fund’s Credit Ratings Index. The Fund may or may not hold all of the bonds that are in its index.

Although the Funds do not seek leveraged returns, certain instruments that may be used by the Funds may have a leveraging effect as described below. Each Fund seeks to track the investment results of its Credit Ratings Index before the fees and expenses of each Fund.

Under normal circumstances, each Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield, below-investment grade bonds denominated in U.S. dollars of corporate issuers of the particular credit quality suggested by the Fund’s name, either directly or indirectly (e.g., through derivatives).

Bonds. Each Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Each Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

High Yield Bonds. The Funds will invest in non-investment grade bonds. Non-investment grade or “high yield” fixed-income or convertible bonds, commonly known to investors as “junk bonds” or “high yield bonds,” are generally debt bonds that are rated below investment grade by one or more of the major rating agencies or similar securities that are unrated that BIM believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt bonds may be subject to greater risks than bonds that have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds will generally be in the lower rating categories of recognized rating agencies (rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by Standard & Poor’s® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) or Fitch Ratings, Inc. (“Fitch”)) or be unrated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The major risks of high yield bond investments include the following:

●	High yield bonds may be issued by less creditworthy issuers. These bonds are vulnerable to adverse changes in the issuer’s industry or to general economic conditions. Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

●	The issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover.

●	High yield bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal, to receive interest payments when senior securities are in default or to receive restructuring benefits paid to holders of more senior classes of debt. Thus, investors in high yield bonds frequently have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

●	High yield bonds frequently have redemption features that permit an issuer to repurchase the bond from a Fund before it matures. If an issuer redeems the high yield bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

●	Prices of high yield bonds are subject to extreme fluctuations. Negative economic developments may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed-income securities.

●	Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. There are fewer dealers in the high yield bond market, and there may be significant differences in the prices quoted for high yield bonds by dealers, and such quotations may not be the actual prices available for a purchase or sale. Judgment may play a greater role in the prices and values generated for such bonds than in the case of securities trading in a more liquid market.

●	The secondary markets for high yield bonds are often not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds may be concentrated in relatively few market makers and, participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market (although the Funds’ ability to meet redemptions in kind may mitigate this risk). In fact, in certain stressed markets, ETFs that invest in high yield bonds such as the Funds may be more liquid than the underlying high yield markets. An illiquid secondary market may adversely affect the market price of the high yield bond, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such bonds, the relative lack of reliable objective data makes it more difficult to value such bonds, and judgment plays a more important role in determining such valuations.

●	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

●	The high yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these bonds and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

Borrowing. Each Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions, as permitted by the 1940 Act.

The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the NAV of Fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BIM may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Corporate Bonds. The Funds will invest in below investment-grade and/or high yield corporate bonds. High yield corporate bonds may be deemed speculative and more volatile than higher rated securities of similar maturity. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Derivatives. Derivatives are financial instruments the value of which is derived from another security, commodity (such as gold or oil), currency, index (e.g., a measure of value or rates, such as the S&P 500 Index or the prime lending rate) or some other reference measure. The Funds may use derivatives for hedging purposes. The Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When a Fund invests in a derivative, a Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, a Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Diversification Status. Each Fund is “non-diversified” under the 1940 Act. A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular sectors) may constitute a significant percentage of the index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their respective investment objectives.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, including exchange-traded funds (“ETFs”) such as the Funds, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BIM as the administrator of the Liquidity Program. Under the Liquidity Program, BIM assesses, manages, and periodically reviews each Fund’s liquidity risk and, if required, classifies each investment held by a Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interest in a Fund. The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.

Privately Issued Securities. The Funds may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund.

The Board has adopted policies and procedures and appointed BIM as the administrator of the Liquidity Program, which includes the assessment of the liquidity of Restricted Securities. In making determinations regarding the liquidity of a Restricted Security, BIM will take into account relevant market, trading and investment-specific considerations. Additional characteristics that may be considered in determining the liquidity of Restricted Securities include: (a) the existence of an active market, including whether the security is listed on an exchange as well as the number, diversity and quality of market participants; (b) frequency of trades or quotes; and (c) restrictions on trading.

Ratings. An investment-grade rating generally means the security or issuer is rated investment-grade by one or more of Moody’s, S&P Global Ratings, Fitch, or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BIM. Generally, bonds rated Baa3 or above by Moody’s or BBB- or above by S&P Global Ratings and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.

Subsequent to purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated below Baa3 by Moody’s or below BBB- by S&P Global Ratings or Fitch are generally considered below investment-grade quality and are obligations of issuers that are generally considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such lower-rated securities are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Please see Appendix B of this SAI for a description of each rating category of Moody’s, S&P Global Ratings and Fitch and BIM’s treatment of investments that are not rated by any of the rating agencies.

Regulation Regarding Derivatives. The U.S. Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options on futures and certain swaps (“commodity interests”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund has exposure to commodity interests, it intends to keep that exposure below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.

The Funds may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. The Funds will not use futures, options on futures or swaps for speculative purposes. BIM, with respect to the Funds, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Rule 4.5 so that BIM, with respect to the Funds, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. For BIM to remain eligible for the relief, a Fund will be limited in its ability to gain exposure to commodity interests. In the event that the Funds’ direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Funds.

The CFTC, certain foreign regulators, and various exchanges have imposed (and continue to evaluate and monitor) limits on the maximum position that any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. Additionally, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if a Fund or an underlying ETF does not intend to exceed applicable position limits, it is possible that positions of different clients managed by BIM and its affiliates (the “Affiliates”) may be aggregated for this purpose. It is possible that the trading decisions of BIM may have to be modified and that positions held by the Funds or an underlying ETF may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

Derivative contracts, such as swaps, are subject to regulation under the Dodd-Frank Act in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps and certain other derivatives traded in the OTC market are subject to variation margin requirements and may be subject to initial margining requirements. Implementation of the margining and other provisions of global derivatives regulations regarding clearing, margining, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and are expected to continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in a Fund.

Other regulations also may limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivative transaction counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the United Kingdom, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. The liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Rule 18f-4 under the 1940 Act governs the use of derivatives and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies (“Rule 18f-4”). Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions, adopt and implement a derivatives risk management program and appoint a derivatives risk manager. A fund that uses derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount is not subject to the full requirements of Rule 18f-4. The Funds have implemented compliance policies under Rule 18f-4. The application of Rule 18f-4 to the Funds could restrict the Funds’ ability to utilize derivative investments and financing transactions and prevent the Funds from implementing their respective principal investment strategies and could adversely affect the Funds’ performance and their ability to achieve their respective investment objectives.

Since 2021, the SEC has proposed and, in some cases, finalized several new rules regarding a wide range of topics related to the Funds. For example, the SEC has proposed new rules requiring the reporting and public disclosure of an investment manager’s positions in security-based swaps, including CDS, equity total return swaps and related positions. The SEC has also finalized new rules restricting activities that could be considered to be manipulative in connection with security-based swaps, new rules regarding beneficial ownership and public reporting by managers under Section 13 of the Exchange Act, new rules regarding regulatory and public reporting of certain securities lending transactions, and new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of investment managers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for a Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Registration Risk. In the event that the Funds’ direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Fund. BIM’s registration with the CFTC as a commodity pool operator with respect to the Funds, or any change in the Funds’ operations necessary to maintain BIM’s ability to rely upon CFTC Rule 4.5, could adversely affect the Funds’ ability to implement their respective investment programs, conduct their operations and/or achieve their objectives and subject the Funds to certain additional costs, expenses and administrative burdens, adversely affecting the Funds’ total return. Because BIM intends to manage the Funds in such a way as to maintain its ability to rely upon CFTC Rule 4.5, the Funds may be unable to participate in certain investment opportunities.

Regulated Investment Company Compliance Risk. Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their respective investment objectives.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.

Repurchase agreements pose certain risks for a Fund. Such risks are not unique to the Funds, but are inherent in repurchase agreements. Each Fund seeks to minimize such risks, but such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. See also “Regulation Regarding Derivatives” above.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Funds intend from time to time to invest their assets in securities of investment companies, including, but not limited to, money market funds, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by a Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).

Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. The Rule could affect a Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including variable rate demand notes, short-term municipal securities, short-term municipal money market funds and money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s, “F-1” by Fitch or “A-1” by S&P Global Ratings, or if unrated, of comparable quality as determined by BIM; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BIM, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments.

Certain of the Funds may enter into swap agreements, including interest rate swaps and index swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions typically do not involve the delivery of securities or other underlying assets.

U.S. Government Obligations. Certain of the Funds may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae, Freddie Mac and Federal Home Loan Bank notes). In the latter case, each Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S.-Registered and Restricted Securities of Non-U.S. Issuers. Each Fund may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. corporate issuers. The Funds may also invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer’s local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by each Fund at an established price with payment and delivery taking place in the future. Each Fund enters into these transactions to obtain what is considered an advantageous price to each Fund at the time of entering into the transaction.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by each Fund to purchase the securities.

Each Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

Each Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to each Fund on the settlement date. In these cases each Fund may realize a taxable capital gain or loss.

When each Fund engages in when-issued transactions or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Fund starting on the day each Fund agrees to purchase the securities. Each Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

FINRA (as defined below) rules include mandatory variation margin requirements for certain forward transactions (including “To-Be-Announced”/“TBA” and certain other asset backed securities transactions (collectively, “Covered Agency Transactions”)). Covered Agency Transactions have historically not been required to be collateralized. The collateralization of such transactions is intended to mitigate counterparty credit risk between trade and settlement but could increase the cost of such transactions and impose added operational complexity.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies.

Investment Strategies and Risks – EMB Fund

The investment objective of the Fund is to track the results of its EMB Index. The Fund seeks to achieve its objective by investing primarily in both bonds that comprise its EMB Index and in investments that provide substantially similar exposure to securities in the EMB Index. The Fund operates as an index fund and is not actively managed. Adverse performance of a bond in the Fund’s portfolio or EMB Index will ordinarily not result in the elimination of the bond from the Fund’s portfolio or EMB Index.

The Fund engages in representative sampling, which is investing in a sample of bonds selected by BIM to have a collective investment profile similar to that of the Fund’s EMB Index. Bonds selected are designed to have aggregate investment characteristics (based on market value, sector and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Fund’s EMB Index. The Fund may or may not hold all of the bonds that are in its EMB Index.

Although the Fund does not seek leveraged returns, certain instruments that may be used by the Fund may have a leveraging effect as described below. The Fund seeks to track the investment results of its EMB Index before the fees and expenses of the Fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets bonds with an average life of 1-10 years denominated in U.S. dollars, either directly or indirectly (e.g., through derivatives).

Bonds. The Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

High Yield Bonds. The Fund will invest in non-investment grade bonds. Non-investment grade or “high yield” fixed-income or convertible bonds, commonly known to investors as “junk bonds” or “high yield bonds,” are generally debt bonds that are rated below investment grade by one or more of the major rating agencies or similar securities that are unrated that BIM believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt bonds may be subject to greater risks than bonds that have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds will generally be in the lower rating categories of recognized rating agencies (rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by Standard & Poor’s® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) or Fitch Ratings, Inc. (“Fitch”)) or be unrated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The major risks of high yield bond investments include the following:

●	High yield bonds may be issued by less creditworthy issuers. These bonds are vulnerable to adverse changes in the issuer’s industry or to general economic conditions. Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

●	The issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover.

●	High yield bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit the Fund’s ability to fully recover principal, to receive interest payments when senior securities are in default or to receive restructuring benefits paid to holders of more senior classes of debt. Thus, investors in high yield bonds frequently have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

●	High yield bonds frequently have redemption features that permit an issuer to repurchase the bond from the Fund before it matures. If an issuer redeems the high yield bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

●	Prices of high yield bonds are subject to extreme fluctuations. Negative economic developments may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed-income securities.

●	Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. There are fewer dealers in the high yield bond market, and there may be significant differences in the prices quoted for high yield bonds by dealers, and such quotations may not be the actual prices available for a purchase or sale. Judgment may play a greater role in the prices and values generated for such bonds than in the case of securities trading in a more liquid market.

●	The secondary markets for high yield bonds are often not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds may be concentrated in relatively few market makers and, participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market (although the Fund’s ability to meet redemptions in kind may mitigate this risk). In fact, in certain stressed markets, ETFs that invest in high yield bonds such as the Fund may be more liquid than the underlying high yield markets. An illiquid secondary market may adversely affect the market price of the high yield bond, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such bonds, the relative lack of reliable objective data makes it more difficult to value such bonds, and judgment plays a more important role in determining such valuations.

●	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

●	The high yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these bonds and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

Securities of Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund intends from time to time to invest its assets in securities of investment companies, including, but not limited to, money market funds, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).

Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. The Rule could affect the Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Sovereign and Quasi-Sovereign Obligations. The Fund may invest in sovereign and quasi-sovereign obligations. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued or guaranteed by a foreign sovereign government. Quasi-sovereign debt includes securities issued or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a non-U.S. government may cause the value of a sovereign debt to decline. During periods of economic uncertainty, the market prices of sovereign debt obligations may be more volatile than prices of U.S. debt obligations, which may affect the Fund’s NAV. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several sovereign issuers have experienced volatility and adverse trends due to concerns about rising government debt levels, including Greece, Ireland, Italy, Portugal and Spain. In the past, sovereign issuers have also defaulted on their debt obligations, including Russia, Argentina, Indonesia and Uruguay.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrears on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts. Quasi-sovereign debt obligations are typically less liquid and less standardized than government debt.

Borrowing. The Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions, as permitted by the 1940 Act.

The purchase of securities while borrowings are outstanding may have the effect of leveraging the Fund. The incurrence of leverage increases the Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the NAV of Fund shares and in the yield on the Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BIM may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Derivatives. Derivatives are financial instruments the value of which is derived from another security, commodity (such as gold or oil), currency, index (e.g., a measure of value or rates, such as the S&P 500 Index or the prime lending rate) or some other reference measure. The Fund may use derivatives for hedging purposes. The Fund may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When the Fund invests in a derivative, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, the Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Diversification Status. The Fund is “non-diversified” under the 1940 Act. A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular sectors) may constitute a significant percentage of the index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, including exchange-traded funds (“ETFs”) such as the Fund, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Fund has implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BIM as the administrator of the Liquidity Program. Under the Liquidity Program, BIM assesses, manages, and periodically reviews the Fund’s liquidity risk and, if required, classifies each investment held by the Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interest in the fund. The liquidity of the fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.

Privately Issued Securities. The Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

The Board has adopted policies and procedures and appointed BIM as the administrator of the Liquidity Program, which includes the assessment of the liquidity of Restricted Securities. In making determinations regarding the liquidity of a Restricted Security, BIM will take into account relevant market, trading and investment-specific considerations. Additional characteristics that may be considered in determining the liquidity of Restricted Securities include: (a) the existence of an active market, including whether the security is listed on an exchange as well as the number, diversity and quality of market participants; (b) frequency of trades or quotes; and (c) restrictions on trading.

Ratings. An investment-grade rating generally means the security or issuer is rated investment-grade by one or more of Moody’s, S&P Global Ratings, Fitch, or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BIM. Generally, bonds rated Baa3 or above by Moody’s or BBB- or above by S&P Global Ratings and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.

Subsequent to purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated below Baa3 by Moody’s or below BBB- by S&P Global Ratings or Fitch are generally considered below investment-grade quality and are obligations of issuers that are generally considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such lower-rated securities are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Please see Appendix B of this SAI for a description of each rating category of Moody’s, S&P Global Ratings and Fitch and BIM’s treatment of investments that are not rated by any of the rating agencies.

Regulated Investment Company Compliance Risk. Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their respective investment objectives.

Regulation Regarding Derivatives. The U.S. Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options on futures and certain swaps (“commodity interests”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent the Fund has exposure to commodity interests, it intends to keep that exposure below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.

The Fund may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. The Fund will not use futures, options on futures or swaps for speculative purposes. BIM, with respect to the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Rule 4.5 so that BIM, with respect to the Fund, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. For BIM to remain eligible for the relief, the Fund will be limited in its ability to gain exposure to commodity interests. In the event that the Fund’s direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Fund.

The CFTC, certain foreign regulators, and various exchanges have imposed (and continue to evaluate and monitor) limits on the maximum position that any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. Additionally, U.S. federal position limits will apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Fund or an underlying ETF does not intend to exceed applicable position limits, it is possible that positions of different clients managed by BIM and its affiliates (the “Affiliates”) may be aggregated for this purpose. It is possible that the trading decisions of BIM may have to be modified and that positions held by the Fund or an underlying ETF may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

Derivative contracts, such as swaps, are subject to regulation under the Dodd-Frank Act in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps and certain other derivatives traded in the OTC market are subject to variation margin requirements and may be subject to initial margining requirements. Implementation of the margining and other provisions of global derivatives regulations regarding clearing, margining, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and are expected to continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in a Fund.

Other regulations also may limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivative transaction counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the United Kingdom, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. The liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Rule 18f-4 under the 1940 Act governs the use of derivatives and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies (“Rule 18f-4”). Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions, adopt and implement a derivatives risk management program and appoint a derivatives risk manager. A fund that uses derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount is not subject to the full requirements of Rule 18f-4. The Fund has implemented compliance policies under Rule 18f-4. The application of Rule 18f-4 to the Fund could restrict the Fund’s ability to utilize derivative investments and financing transactions and prevent the Fund from implementing its respective principal investment strategies and could adversely affect the Fund’s performance and its ability to achieve its respective investment objectives.

Since 2021, the SEC has proposed and, in some cases, finalized several new rules regarding a wide range of topics related to the Funds. For example, the SEC has proposed new rules requiring the reporting and public disclosure of an investment manager’s positions in security-based swaps, including CDS, equity total return swaps and related positions. The SEC has also finalized new rules restricting activities that could be considered to be manipulative in connection with security-based swaps, new rules regarding beneficial ownership and public reporting by managers under Section 13 of the Exchange Act, new rules regarding regulatory and public reporting of certain securities lending transactions, and new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of investment managers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for a Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Registration Risk. In the event that the Fund’s direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Fund. BIM’s registration with the CFTC as a commodity pool operator with respect to the Fund, or any change in the Fund’s operations necessary to maintain BIM’s ability to rely upon CFTC Rule 4.5, could adversely affect the Fund’s ability to implement its investment program, conduct its operations and/or achieve its objective and subject the Fund to certain additional costs, expenses and administrative burdens, adversely affecting the Fund’s total return. Because BIM intends to manage the Fund in such a way as to maintain its ability to rely upon CFTC Rule 4.5, the Fund may be unable to participate in certain investment opportunities.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.

Repurchase agreements pose certain risks for a Fund. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. See also “Regulation Regarding Derivatives” above.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including variable rate demand notes, short-term municipal securities, short-term municipal money market funds and money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s, “F-1” by Fitch or “A-1” by S&P Global Ratings, or if unrated, of comparable quality as determined by BIM; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BIM, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments.

The Fund may enter into swap agreements, including interest rate swaps and index swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions typically do not involve the delivery of securities or other underlying assets.

U.S. Government Obligations. The Fund may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae, Freddie Mac and Federal Home Loan Bank notes). In the latter case, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S.-Registered and Restricted Securities of Non-U.S. Issuers. The Fund may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. corporate issuers. The Fund may also invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer’s local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities.

The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

The Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

When the Fund engages in when-issued transactions or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

FINRA (as defined below) rules include mandatory variation margin requirements for certain forward transactions (including “To-Be-Announced”/“TBA” and certain other asset backed securities transactions (collectively, “Covered Agency Transactions”)). Covered Agency Transactions have historically not been required to be collateralized. The collateralization of such transactions is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of such transactions and impose added operational complexity.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

Investment Strategies and Risks – Treasury Funds

The investment objective of each Fund is to track the results of its Treasury Index. Each Fund seeks to achieve its objective by investing primarily in both bonds that comprise its relevant Treasury Index and in investments that provide substantially similar exposure to securities in the Treasury Index. Each Fund operates as an index fund and is not actively managed. Adverse performance of a bond in a Fund’s portfolio or Treasury Index will ordinarily not result in the elimination of the bond from the Fund’s portfolio or Treasury Index.

Each Fund engages in representative sampling, which is investing in a sample of bonds selected by BIM to have a collective investment profile similar to that of the Fund’s Treasury Index. Bonds selected are designed to have aggregate investment characteristics (based on market value, sector and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Fund’s Treasury Index. The Fund may or may not hold all of the bonds that are in its index.

Although the Funds do not seek leveraged returns, certain instruments that may be used by the Funds may have a leveraging effect as described below. Each Fund seeks to track the investment results of its Treasury Index before the fees and expenses of each Fund.

Under normal circumstances, each Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Treasury securities with the particular target duration suggested by the Fund’s name, either directly or indirectly (e.g., through derivatives). Each Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in U.S Treasury securities. A Fund may also invest up to 20% of its net assets in certain other U.S. Treasury obligations, U.S. government obligations, U.S. agency securities, cash and cash equivalents, as well as in securities not included in its Treasury Index, but which BIM believes will help the Fund track its Treasury Index.

A Fund may invest in certain futures, options and swap contracts and the securities of other registered investment companies, To the extent a Fund invests in other registered investment companies, the Fund will consider the holdings of such registered investment company, to the extent they are known, for purposes of complying with the Fund’s 80% policy.

Bonds. Each Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Each Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

U.S. Government Obligations. Each Fund may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae, Freddie Mac and Federal Home Loan Bank notes). In the latter case, each Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. Treasury Obligations. The Funds invest in various types of U.S. Treasury securities. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline. U.S. Treasury obligations typically offer lower interest rates than other obligations. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. The total public debt of the U.S. as a percent of GDP has grown rapidly since the 2008 financial crisis and is continuing to grow. Although high debt levels do not necessarily indicate or cause economic problems, they may create systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns. On August 5, 2011, S&P Global Ratings downgraded U.S. Treasury securities from an AAA rating to AA+. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and generally have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade beyond AA+ rating by S&P Global Ratings may cause the value of a Fund’s U.S. Treasury obligations to decline.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero-coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

Borrowing. Each Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions, as permitted by the 1940 Act.

The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the NAV of Fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BIM may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Derivatives. Derivatives are financial instruments the value of which is derived from another security, commodity (such as gold or oil), currency, index (e.g., a measure of value or rates, such as the S&P 500 Index or the prime lending rate) or some other reference measure. The Funds may use derivatives for hedging purposes. The Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When a Fund invests in a derivative, a Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, a Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Diversification Status. Each Fund is “non-diversified” under the 1940 Act. A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular sectors) may constitute a significant percentage of the index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their respective investment objectives.

Regulated Investment Company Compliance Risk. Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their respective investment objectives.

Inflation Protected Securities. Each Fund may invest in inflation protected securities. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in the principal amount of an inflation-protected security will be considered taxable income to a Fund, even though the Fund does not receive its principal until maturity.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, including exchange-traded funds (“ETFs”) such as the Funds, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BIM as the administrator of the Liquidity Program. Under the Liquidity Program, BIM assesses, manages, and periodically reviews each Fund’s liquidity risk and, if required, classifies each investment held by a Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interest in a Fund. The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.

Regulation Regarding Derivatives. The U.S. Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options on futures and certain swaps (“commodity interests”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund has exposure to commodity interests, it intends to keep that exposure below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.

The Funds may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. The Funds will not use futures, options on futures or swaps for speculative purposes. BIM, with respect to the Funds, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Rule 4.5 so that BIM, with respect to the Funds, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. For BIM to remain eligible for the relief, a Fund will be limited in its ability to gain exposure to commodity interests. In the event that the Funds’ direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Funds.

The CFTC, certain foreign regulators, and various exchanges have imposed (and continue to evaluate and monitor) limits on the maximum position that any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. Additionally, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if a Fund or an underlying ETF does not intend to exceed applicable position limits, it is possible that positions of different clients managed by BIM and its affiliates (the “Affiliates”) may be aggregated for this purpose. It is possible that the trading decisions of BIM may have to be modified and that positions held by the Funds or any underlying ETF may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

Derivative contracts, such as swaps, are subject to regulation under the Dodd-Frank Act in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps and certain other derivatives traded in the OTC market are subject to variation margin requirements and may be subject to initial margining requirements. Implementation of the margining and other provisions of global derivatives regulations regarding clearing, margining, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and are expected to continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in a Fund.

Other regulations also may limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivative transaction counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the United Kingdom, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. The liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Rule 18f-4 under the 1940 Act governs the use of derivatives and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies (“Rule 18f-4”). Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions, adopt and implement a derivatives risk management program and appoint a derivatives risk manager. A fund that uses derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount is not subject to the full requirements of Rule 18f-4. The Funds have implemented compliance policies under Rule 18f-4. The application of Rule 18f-4 to the Funds could restrict the Funds’ ability to utilize derivative investments and financing transactions and prevent the Funds from implementing their respective principal investment strategies and could adversely affect the Funds’ performance and their ability to achieve their respective investment objectives.

Since 2021, the SEC has proposed and, in some cases, finalized several new rules regarding a wide range of topics related to the Funds. For example, the SEC has proposed new rules requiring the reporting and public disclosure of an investment manager’s positions in security-based swaps, including CDS, equity total return swaps and related positions. The SEC has also finalized new rules restricting activities that could be considered to be manipulative in connection with security-based swaps, new rules regarding beneficial ownership and public reporting by managers under Section 13 of the Exchange Act, new rules regarding regulatory and public reporting of certain securities lending transactions, and new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of investment managers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for a Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Registration Risk. In the event that the Funds’ direct or indirect exposure to commodity interests does not comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Fund. BIM’s registration with the CFTC as a commodity pool operator with respect to the Funds, or any change in the Funds’ operations necessary to maintain BIM’s ability to rely upon CFTC Rule 4.5, could adversely affect the Funds’ ability to implement their respective investment programs, conduct their operations and/or achieve their objectives and subject the Funds to certain additional costs, expenses and administrative burdens, adversely affecting the Funds’ total return. Because BIM intends to manage the Funds in such a way as to maintain its ability to rely upon CFTC Rule 4.5, the Funds may be unable to participate in certain investment opportunities.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.

Repurchase agreements pose certain risks for a Fund. Such risks are not unique to the Funds, but are inherent in repurchase agreements. Each Fund seeks to minimize such risks, but such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. See also “Regulation Regarding Derivatives” above.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Funds intend from time to time to invest their assets in securities of investment companies, including, but not limited to, money market funds, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by a Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).

Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. The Rule could affect a Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including variable rate demand notes, short-term municipal securities, short-term municipal money market funds and money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s, “F-1” by Fitch or “A-1” by S&P Global Ratings, or if unrated, of comparable quality as determined by BIM; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BIM, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments.

Certain of the Funds may enter into swap agreements, including interest rate swaps and index swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions typically do not involve the delivery of securities or other underlying assets.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by each Fund at an established price with payment and delivery taking place in the future. Each Fund enters into these transactions to obtain what is considered an advantageous price to each Fund at the time of entering into the transaction.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by each Fund to purchase the securities.

Each Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

Each Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to each Fund on the settlement date. In these cases, each Fund may realize a taxable capital gain or loss.

When each Fund engages in when-issued transactions or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Fund starting on the day each Fund agrees to purchase the securities. Each Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

FINRA (as defined below) rules include mandatory variation margin requirements for certain forward transactions (including “To-Be-Announced”/“TBA” and certain other asset backed securities transactions (collectively, “Covered Agency Transactions”)). Covered Agency Transactions have historically not been required to be collateralized. The collateralization of such transactions is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of such transactions and impose added operational complexity.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies.

Investment Strategies and Risks – BBB Funds

The investment objective of each Fund is to track the results of its Index. Each Fund seeks to achieve its objective by investing primarily in both bonds that comprise its relevant Index and in investments that provide substantially similar exposure to securities in the Index. Each Fund operates as an index fund and is not actively managed. Adverse performance of a bond in a Fund’s portfolio or Index will ordinarily not result in the elimination of the bond from the Fund’s portfolio or Index.

Each Fund engages in representative sampling, which is investing in a sample of bonds selected by BIM to have a collective investment profile similar to that of the Fund’s Index. Bonds selected are designed to have aggregate investment characteristics (based on market value, sector and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Fund’s Index. Each Fund may or may not hold all of the bonds that are in its index.

Although the Funds do not seek leveraged returns, certain instruments that may be used by the Funds may have a leveraging effect as described below. Each Fund seeks to track the investment results of its Index before the fees and expenses of each Fund.

Under normal circumstances, each Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) either directly or indirectly (e.g., through derivatives) in a portfolio of U.S. dollar-denominated, investment grade corporate bonds issued by U.S. and non-U.S. corporate issuers rated BBB (or its equivalent) with varying lengths of remaining maturities. Each Fund may also invest up to 20% of its net assets in certain futures, options and swap contracts, U.S. Treasury obligations, U.S. government obligations, U.S. agency securities, securities of other registered investment companies (including ETFs), cash and cash equivalents, as well as in securities not included in its Index, but which BIM believes will help the Fund track its Index.

Each Fund seeks to track the investment results of its relevant Index before fees and expenses of each Fund.

Bonds. Each Fund invests a substantial portion of its assets in U.S. dollar-denominated fixed-rate bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Each Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Borrowing. Each Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions, as permitted by the 1940 Act.

The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the NAV of Fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BIM may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Corporate Bonds. The Funds will invest in investment-grade corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Derivatives. Derivatives are financial instruments the value of which is derived from another security, commodity (such as gold or oil), currency, index (e.g., a measure of value or rates, such as the S&P 500 Index) or some other reference measure. Derivatives may allow a Fund to increase or decrease the level of risk to which a Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Funds may use derivatives for hedging purposes. The Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When a Fund invests in a derivative, a Fund will be exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, a Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Diversification Status. Each Fund is “non-diversified” under the 1940 Act. A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular sectors) may constitute a significant percentage of the index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their respective investment objectives.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, including exchange-traded funds (“ETFs”) such as the Funds, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BIM as the administrator of the Liquidity Program. Under the Liquidity Program, BIM assesses, manages, and periodically reviews each Fund’s liquidity risk and, if required, classifies each investment held by a Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interest in a Fund. The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.

Non-U.S. Securities. If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Regarding a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible under certain circumstances. Consult your financial intermediary or tax advisor.

Privately Issued Securities. The Funds may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund.

The Board has adopted policies and procedures and appointed BIM as the administrator of the Liquidity Program, which includes the assessment of the liquidity of Restricted Securities. In making determinations regarding the liquidity of a Restricted Security, BIM will take into account relevant market, trading and investment-specific considerations. Additional characteristics that may be considered in determining the liquidity of Restricted Securities include: (a) the existence of an active market, including whether the security is listed on an exchange as well as the number, diversity and quality of market participants; (b) frequency of trades or quotes; and (c) restrictions on trading.

Ratings. An investment-grade rating generally means the security or issuer is rated investment-grade by one or more of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. (“Fitch”), or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BIM. Generally, bonds rated Baa3 or above by Moody’s or BBB- or above by S&P and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.

Subsequent to purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated below Baa3 by Moody’s or below BBB- by S&P or Fitch are generally considered below investment-grade quality and are obligations of issuers that are generally considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such lower-rated securities are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Please see Appendix B of this SAI for a description of each rating category of Moody’s, S&P and Fitch and BIM’s treatment of investments that are not rated by any of the rating agencies.

BBB-Rated Bond Risk. BBB-rated bonds are typically subject to greater risk of downgrade than other investment grade bonds. The risk of downgrade to below-investment grade will be heightened during an economic downturn or substantial period of rising interest rates. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Any downgrade of such bonds would relegate such bonds from the investment grade universe to the high yield (or “junk” bond) universe, which could negatively affect their liquidity and their value.

Regulation Regarding Derivatives. The U.S. Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options on futures, and certain swaps (“commodity interests”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund has exposure to commodity interests, it intends to keep that exposure below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.

The Funds may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. The Funds will not use futures, options on futures or swaps for speculative purposes. BIM, with respect to the Funds, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Rule 4.5 so that BIM, with respect to the Funds, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. For BIM to remain eligible for the relief, a Fund will be limited in its ability to gain exposure commodity interests. In the event that a Fund’s direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to such Fund.

The CFTC, certain foreign regulators, and various exchanges have imposed (and continue to evaluate and monitor) limits on the maximum position that any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. Additionally, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if a Fund or an underlying ETF does not intend to exceed applicable position limits, it is possible that positions of different clients managed by BIM and its affiliates (the “Affiliates”) may be aggregated for this purpose. It is possible that the trading decisions of BIM may have to be modified and that positions held by the Funds or an underlying ETF may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy. A Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

Derivative contracts, such as swaps, are subject to regulation under the Dodd-Frank Act in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps and certain other derivatives traded in the OTC market are subject to variation margin requirements and may be subject to initial margining requirements. Implementation of the margining and other provisions of global derivatives regulations regarding clearing, margining, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and are expected to continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in such Fund.

Other regulations also may limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivative transaction counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the United Kingdom, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. The liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Rule 18f-4 under the 1940 Act governs the use of derivatives and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies (“Rule 18f-4”). Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions, adopt and implement a derivatives risk management program and appoint a derivatives risk manager. A fund that uses derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount is not subject to the full requirements of Rule 18f-4. The Funds have implemented compliance policies under Rule 18f-4. The application of Rule 18f-4 to the Funds could restrict the Funds’ ability to utilize derivative investments and financing transactions and prevent the Funds from implementing their respective principal investment strategies and could adversely affect the Funds’ performance and their ability to achieve their respective investment objectives.

Registration Risk. In the event that a Fund’s direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Fund. BIM’s registration with the CFTC as a commodity pool operator with respect to a Fund, or any change in a Fund’s operations necessary to maintain BIM’s ability to rely upon CFTC Rule 4.5, could adversely affect the Fund’s ability to implement its investment program, conduct its operations and/or achieve its objectives and subject the Fund to certain additional costs, expenses and administrative burdens, adversely affecting the Fund’s total return. Because BIM intends to manage the Funds in such a way as to maintain its ability to rely upon CFTC Rule 4.5, the Funds may be unable to participate in certain investment opportunities.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.

Repurchase agreements pose certain risks for a Fund. Such risks are not unique to the Funds, but are inherent in repurchase agreements. Each Fund seeks to minimize such risks, but such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Funds intend from time to time to invest their assets in securities of investment companies, including, but not limited to, money market funds, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by a Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).

Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. The Rule could affect a Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including variable rate demand notes, short-term municipal securities, short-term municipal money market funds and money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s, “F-1” by Fitch or “A-1” by S&P, or if unrated, of comparable quality as determined by BIM; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BIM, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments.

Certain of the Funds may enter into swap agreements, including interest rate swaps and index swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.

U.S. Government Obligations. Each Fund may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae, Freddie Mac and Federal Home Loan Bank notes). In the latter case, each Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S.-Registered and Restricted Securities of Non-U.S. Issuers. Each Fund may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. corporate issuers. The Funds may also invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer’s local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by each Fund at an established price with payment and delivery taking place in the future. Each Fund enters into these transactions to obtain what is considered an advantageous price to each Fund at the time of entering into the transaction.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by each Fund to purchase the securities.

Each Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

Each Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to each Fund on the settlement date. In these cases each Fund may realize a taxable capital gain or loss.

When each Fund engages in when-issued transactions or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Fund starting on the day each Fund agrees to purchase the securities. Each Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

FINRA (as defined below) rules include mandatory variation margin requirements for certain forward transactions (including “To-Be-Announced”/“TBA” and certain other asset backed securities transactions (collectively, “Covered Agency Transactions”)). Covered Agency Transactions have historically not been required to be collateralized. The collateralization of such transactions is intended to mitigate counterparty credit risk between trade and settlement but could increase the cost of such transactions and impose added operational complexity.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies.

Investment Strategies and Risks – Tax-Aware Short Duration Fund

Unlike many conventional ETFs, the Fund is “actively managed” and does not seek to replicate the performance of a specified index.

The investment objective of the Fund is to seek attractive after tax-income, consistent with preservation of capital. The Fund invests in a diversified portfolio of U.S. dollar-denominated municipal and taxable short duration fixed income securities that in IR+M’s (as defined below) view offers relatively attractive after-tax income (i.e., securities that generate a greater amount of after-tax return than the comparable universe of securities over a specified period of time). The Fund invests, under normal circumstances, at least 50% of its total assets in municipal securities that pay interest that is exempt from U.S. federal income tax. These securities may pay interest that is subject to the U.S. federal alternative minimum tax and state and local income tax for certain taxpayers. The income earned and distributed to shareholders on taxable securities would not be exempt from U.S. federal, state or local income tax.

Income Research + Management (“IR+M”) serves as the Fund’s sub-adviser. IR+M selects securities for the Fund based on a variety of factors, including credit quality, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). Consistent with the Fund’s investment objective, the Fund could continue to hold a security even if the interest on that security changes from being tax-exempt to taxable. If the Fund should hold a municipal security that loses its tax-exempt status retroactively, IR+M will evaluate the after-tax yield of the security relative to the broader universe of U.S. dollar-denominated, investment-grade fixed income debt instruments that IR+M follows to determine whether to continue to hold or dispose of the security. Although the Fund may invest in instruments of any duration or maturity, the Fund normally will seek to maintain a weighted average portfolio duration of between 1.5 and 2 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s dollar weighted average portfolio duration, however, may be longer or shorter at any time or from time to time based on market conditions (including, among other events or factors, lack of liquidity in the bond markets or periods of high volatility and reduced liquidity) in IR+M’s discretion. For example, the price of a security with a two-year duration would be expected to drop approximately 2% in response to a 1% increase in interest rates. As part of its tax-aware strategy, the Fund typically sells securities when, in the opinion of IR+M, the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss.

The Fund invests, under normal circumstances, at least 80% of its total assets (plus the amount of any borrowings for investment purposes) either directly or indirectly (e.g., through derivatives) in a portfolio of U.S. dollar-denominated, investment-grade fixed income debt instruments. The fixed income debt instruments in which the Fund may invest include municipal securities, securities issued or guaranteed by the U.S. government and its agencies, corporate debt securities, agency and non-agency mortgage-backed securities of any kind, including commercial mortgage-backed securities (“CMBS”), asset-backed securities of any kind, and the rated debt tranches of collateralized loan obligations (“CLOs”) (i.e., securities backed by an underlying portfolio of loan obligations, which may include senior unsecured loans and subordinate corporate loans). The instruments may pay fixed, variable, or floating interest rates.

The Fund may invest up to 20% of its total assets in other securities, including fixed-income securities rated, at the time of purchase, below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by IR+M, U.S. dollar denominated foreign securities, securities of other registered investment companies, including ETFs, cash, and cash equivalents.

The following information about the Fund’s investment policies and practices supplements the information set forth in the Prospectus.

Bonds. The Fund invests a substantial portion of its assets in bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Borrowing. The Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions, as permitted by the 1940 Act.

The purchase of securities while borrowings are outstanding may have the effect of leveraging the Fund. The incurrence of leverage increases the Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the NAV of Fund shares and in the yield on the Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BIM may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Mortgage-Related Securities, Other Asset-Backed Securities and Structured Financings. The mortgage-related securities in which the Fund may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Fund) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resale as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, adjustable-rate mortgage securities (“ARMS”), stripped mortgage-backed securities (“SMBSs”), commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as “modified pass-through”. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestment of monthly payments received by the Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations or corporate instrumentalities of the U.S. government respectively (government-sponsored entities or “GSEs”), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. government in an effort to provide stability in the financial markets and put the GSEs in a sound and solvent condition. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Department of the Treasury (“U.S. Treasury”) in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but the GSEs have paid dividends to the U.S. Treasury in a cumulative amount that exceeds the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress has considered proposals to wind down or restructure the operations of the GSEs. It is uncertain what legislation, if any, may be proposed in the future in Congress or which proposals, if any, might be enacted. The passage of any such proposal has the potential to impact the value of securities issued by a GSE, which could adversely affect the liquidity and value of the Fund’s portfolio. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC’s national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal.

Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-agency issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-agency securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee that the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or GSE guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored, mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately-issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label, mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Adjustable-Rate Mortgage Securities. ARMS bear interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped Mortgage-Related Securities. Stripped mortgage-related securities (“SMRS”) are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (“IOs”) receiving all of the interest payments from the underlying assets and one class of principal-only securities (“POs”) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

With respect to residential SMRS, the Fund will only invest in such SMRS that are issued by the U.S. government, its agencies or instrumentalities and supported by the full faith and credit of the United States or by other U.S. government sponsored entities. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

Commercial Mortgage-Backed Securities. CMBS are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. CMBS have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. CMBS may pay fixed or floating rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage-backed securities are subject to heightened risks due to the significant economic impacts of COVID-19 on commercial real estate. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. Global climate change may also have an adverse effect on property and security values.

Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates. To the extent the Fund invests in mortgage-related securities whose underlying mortgages include subprime or non-performing loans, the risk of default is generally greater.

Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable, thus there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Fund’s ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the NRSROs may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

GSE Risk-Sharing Bonds. Another type of mortgage-related security, known as GSE Risk-Sharing Bonds or Credit Risk Transfer securities (“CRTs”), transfers a portion of the risk of borrower defaults from the issuing GSE to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

Other Asset-Backed Securities. The Fund may invest in other asset-backed securities, including interests in pools of lower-rated debt securities and corporate and consumer loans (including non-performing loans), among other things. Like mortgage-backed securities, these securities are pass-through, and the collateral supporting these securities generally is of short maturities.

The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Structured Financings. The Fund may invest in fixed-income securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related real estate and other asset-backed securities. These securities may be privately-negotiated and are generally not publicly traded and are illiquid. The Fund’s investments includes investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Municipal Securities. The Fund will invest in municipal securities. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event the Fund invests in demand notes, IR+M will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term “issuer” means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from U.S. federal income tax.

Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Fund may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or “cap”. Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

The Fund may invest in zero-coupon municipal securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero-coupon municipal securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

The Fund may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. The Fund may purchase both Auction and Residual Components.

Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

The Fund may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of the Fund’s investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied. Other features may include the right of the Fund to tender the security prior to its stated maturity. The Fund will not purchase an asset-backed or derivatives security of the type discussed in this paragraph unless it has opinion of counsel in connection with the purchase that interest earned by the Fund from the securities is exempt from, as applicable, U.S. federal and state income taxes.

Municipal notes in which the Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days’ notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank’s prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper.

Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of NRSROs represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. IR+M appraises independently the fundamental quality of the securities included in the Fund’s portfolio.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. However, the Fund does not have any restrictions on the maturity of municipal securities in which it may invest. The Fund will seek to invest in municipal securities of such maturities that, in the judgment of IR+M, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of the Fund’s investment objective depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

The Fund may invest in municipal securities rated below investment grade or unrated municipal securities. These securities may present a substantial risk of default or may be in default at the time of purchase. See “Certain Risk and Other Considerations – Investments in Lower-Rated and Unrated Instruments” below.

After purchase by the Fund, a municipal security may cease to be rated or it may default. These events do not require sales of such securities by the Fund, but IR+M will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by NRSROs may change as a result of changes in such organizations or their rating systems, IR+M will attempt to use such changed ratings in a manner consistent with the Fund’s quality criteria as described in the Prospectus.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund would be affected. Additionally, the Fund’s investment objective and policies would be reevaluated.

Derivatives. Derivatives are financial instruments the value of which is derived from another security, commodity (such as gold or oil), currency, index (e.g., a measure of value or rates, such as the S&P 500 Index or the prime lending rate) or some other reference measure. The Fund may use derivatives for hedging purposes. The Fund may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When the Fund invests in a derivative, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, the Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Foreign (Non-U.S.) Securities. The Fund may invest in US dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in US companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect US investments in foreign countries and potential restrictions on the flow of international capital. In addition, transactions in foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the US dollar.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, including exchange-traded funds (“ETFs”) such as the Fund, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Fund has implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BIM as the administrator of the Liquidity Program. Under the Liquidity Program, BIM, with the assistance of IR+M, assesses, manages, and periodically reviews the Fund’s liquidity risk and, if required, classifies each investment held by the Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interest in the Fund. In addition, BIM is responsible for establishing a “highly liquid investment minimum” for the Fund, which means any cash held and any investment convertible into cash in current market conditions in three business days or less without significantly changing the market value of the investment. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.

Rights and Warrants. The Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by IR+M for inclusion in the Fund’s portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Ratings. “Investment-grade” securities are securities that at the time of purchase are rated above Baa3 by at least one nationally recognized statistical rating organizations (“NRSRO”). In the case of a split rated security (that is, two or more NRSROs give a security different ratings), the highest rating shall apply. The Fund may only invest in fixed income investments that have a minimum of B3 by Moody’s Investors Services, Inc. (“Moody’s”) or B- by S&P Global Ratings, or the equivalent by another NRSRO or that are unrated but considered to be of equivalent quality by IR+M. Those bonds rated Baa3/BBB-/BBB-, while considered to be “investment grade,” may have speculative characteristics.

Subsequent to purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated below Baa3 by Moody’s or below BBB- by S&P Global Ratings or Fitch are generally considered below investment-grade quality and are obligations of issuers that are generally considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such lower-rated securities are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Please see Appendix B of this SAI for a description of each rating category of Moody’s, S&P Global Ratings and Fitch and BIM’s treatment of investments that are not rated by any of the rating agencies.

Any credit quality requirements as to investments apply only at the time of an investment to which the requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later credit quality downgrade or change in circumstances will not be considered in determining whether any investment complies with the Fund’s credit quality limitation or requirement. Nevertheless, while the percentage of investments in investment grade securities is below 80%, the Fund will only purchase qualifying securities and not purchase additional non-investment grade securities.

Depositary Receipts. The Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Standby Commitment Agreements. The Fund may, from time to time, enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products. The Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities, or by reference to an unrelated benchmark related to an objective index, economic factor or other measure such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for the Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may carry greater trading risk and be more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes the Fund to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities: The Fund may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, carry greater trading risk and be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities futures contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based on a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities are generally Rule 144A Securities and therefore may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

Tender Option Bond (“TOB”) Transactions. The Fund may enter into TOB transactions in which the Fund transfers municipal securities into a special purpose entity (the “Trust”). The Fund receives cash and a residual interest security (sometimes referred to as “inverse floaters”) issued by the Trust in return. The Trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The floaters typically have first priority on the cash flow from the underlying municipal securities held by the Trust, and the remaining cash flow, less certain expenses, is paid to holders of the inverse floaters. The interest rate payable on the inverse floaters bears an inverse relationship to the interest rate on the floaters. Under certain circumstances, the Trust may be terminated or collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying municipal securities or in the event holders of the floaters tender their securities to the liquidity provider. The Fund continues to earn all the interest from the transferred municipal securities less the amount of interest paid on the floaters and the expenses of the Trust, which may include payments to the trustee and the liquidity provider and organizational costs. The Fund receives cash proceeds from the Trust’s sale of the floaters as consideration for the transferred municipal securities and uses the cash proceeds for investment purposes (e.g., the purchase of longer-term municipal securities), which involves leverage risk.

The Fund, as the holder of the residual inverse floaters, has full exposure to any increase or decrease in the value of the Trust’s underlying municipal securities. Inverse floaters generally will underperform the market of fixed-rate debt securities in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate debt securities when interest rates decline or remain relatively stable. The price of the inverse floaters will be more volatile than that of the underlying municipal securities because the interest rate is dependent on not only the fixed coupon rate of the underlying municipal securities, but also on the short-term interest rate paid on the floaters. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate debt securities with comparable credit quality, call provisions and maturity.

Service providers are often engaged to assist with establishing, structuring and sponsoring TOB trusts. The service providers, such as administrators, liquidity providers, trustees and remarketing agents, may act at the direction, and as agent, of a fund holding residual interests of the TOB trust. To the extent the Fund, rather than a third-party bank or financial institution serves as the sponsor of a TOB trust, the Fund’s responsibilities under such an arrangement may give rise to certain risks including compliance, securities laws and operational risks.

Cash Transactions Risk. Unlike most other ETFs, the Fund expects to effect all of its creations and redemptions for cash, rather than in- kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Regulated Investment Company Compliance Risk. The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Regulation Regarding Derivatives. The U.S. Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options on futures, and certain swaps (“commodity interests”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent the Fund has exposure to commodity interests, it intends to keep that exposure below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.

The Fund may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. The Fund will not use futures, options on futures or swaps for speculative purposes. BIM, with respect to the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Rule 4.5 so that BIM, with respect to the Fund, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. For BIM to remain eligible for the relief, the Fund will be limited in its ability to gain exposure to commodity interests. In the event that the Fund’s direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Fund.

The CFTC, certain foreign regulators, and various exchanges have imposed (and continue to evaluate and monitor) limits on the maximum position that any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. Additionally, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Fund or an underlying ETF does not intend to exceed applicable position limits, it is possible that positions of different clients managed by BIM and its affiliates (the “Affiliates”) may be aggregated for this purpose. It is possible that the trading decisions of BIM may have to be modified and that positions held by the Fund or an underlying ETF may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

Derivative contracts, such as swaps, are subject to regulation under the Dodd-Frank Act in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps and certain other derivatives traded in the OTC market are subject to variation margin requirements and may be subject to initial margining requirements. Implementation of the margining and other provisions of global derivatives regulations regarding clearing, margining, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and are expected to continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.

Other regulations also may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivative transaction counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the United Kingdom, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. The liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Rule 18f-4 under the 1940 Act governs the use of derivatives and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies (“Rule 18f-4”). Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions, adopt and implement a derivatives risk management program and appoint a derivatives risk manager. A fund that uses derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount is not subject to the full requirements of Rule 18f-4. The Fund has implemented compliance policies under Rule 18f-4. The application of Rule 18f-4 to the Fund could restrict the Fund’s ability to utilize derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies and could adversely affect the Fund’s performance and its ability to achieve its investment objectives.

Since 2021, the SEC has proposed and, in some cases, finalized several new rules regarding a wide range of topics related to the Fund. For example, the SEC has proposed new rules requiring the reporting and public disclosure of an investment manager’s positions in security-based swaps, including CDS, equity total return swaps and related positions. The SEC has also finalized new rules restricting activities that could be considered to be manipulative in connection with security-based swaps, new rules regarding beneficial ownership and public reporting by managers under Section 13 of the Exchange Act, new rules regarding regulatory and public reporting of certain securities lending transactions, and new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of investment managers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Registration Risk. In the event that the Fund’s direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Fund. BIM’s registration with the CFTC as a commodity pool operator with respect to the Fund, or any change in the Fund’s operations necessary to maintain BIM’s ability to rely upon CFTC Rule 4.5, could adversely affect the Fund’s ability to implement its investment program, conduct its operations and/or achieve its objective and subject the Fund to certain additional costs, expenses and administrative burdens, adversely affecting the Fund’s total return. Because BIM intends to manage the Fund in such a way as to maintain its ability to rely upon CFTC Rule 4.5, the Fund may be unable to participate in certain investment opportunities.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.

Repurchase agreements pose certain risks for a Fund. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Fund sells portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the “interest cost” to the Fund of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash invested in portfolio securities.

Reverse repurchase agreements may be viewed as a loan to the Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, the Fund obtains additional cash to invest in other securities. The Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow the Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for the Fund’s shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by the Fund on the reverse repurchase transactions.

Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Fund’s common stocks because the Fund uses the proceeds to make investments in other securities.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including variable rate demand notes, short-term municipal securities, short-term municipal money market funds and money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s, “F-1” by Fitch or “A-1” by S&P Global Ratings, or if unrated, of comparable quality as determined by IR+M; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BIM, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Sovereign and Quasi-Sovereign Obligations. The Fund may invest in sovereign and quasi-sovereign obligations. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued or guaranteed by a foreign sovereign government. Quasi-sovereign debt includes securities issued or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a non-U.S. government may cause the value of a sovereign debt to decline. During periods of economic uncertainty, the market prices of sovereign debt obligations may be more volatile than prices of U.S. debt obligations, which may affect the Fund’s NAV. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several sovereign issuers have experienced volatility and adverse trends due to concerns about rising government debt levels, including Greece, Ireland, Italy, Portugal and Spain. In the past, sovereign issuers have also defaulted on their debt obligations, including Russia, Argentina, Indonesia and Uruguay.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrears on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts. Quasi-sovereign debt obligations are typically less liquid and less standardized than government debt.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments.

The Fund may enter into swap agreements, including interest rate swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions typically do not involve the delivery of securities or other underlying assets. These instruments typically are not traded on exchanges; however, transactions in some types of swaps are required to be (including certain interest rate swaps and credit default swaps on North America and European indices) and in other cases are capable of being centrally cleared (“cleared swaps”). When the Fund enters into a cleared swap, it is subject to the credit and performance risk of the clearinghouse and the member of the clearinghouse through which it holds its position. For OTC swaps and cleared swaps, there is a risk that the other party to certain of these instruments (or the party through which it holds its position) will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund, which may be significant.

Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days. The Fund’s obligations under a swap agreement will generally be accrued daily (offset against any amounts owed to that Fund under the swap).

Payment-in-Kind Bonds. The Fund may at times invest in “payment-in-kind” bonds (“PIK Bonds”). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds, which allows an issuer to avoid the need to generate cash to meet current interest payments. PIK Bonds have different credit risks than some other types of instruments, specifically because (1) the higher yields and interest rates on certain PIK Bonds reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon bonds; (2) PIK Bonds may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) interest on PIK Bonds has the effect of generating investment income; and (4) the deferral of interest on PIK Bonds may also reduce the loan-to-value ratio of the bonds at a compounding rate. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. PIK Bonds may be susceptible to greater fluctuations in market value and may become less liquid under adverse market conditions, including market volatility and rising interest rate markets, than comparably-rated securities that pay income periodically and in cash.

Even though PIK Bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such “phantom income” amounts at least annually to shareholders (and this “phantom income” will normally be taxable to fund shareholders). The Fund’s obligation to make this distribution could require it to liquidate other investments at times when IR+M would not otherwise deem it advisable to do so (potentially resulting in taxable gain), and this could reduce fund assets available to purchase other income-producing securities.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities.

The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

The Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When the Fund engages in when-issued transactions or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

FINRA (as defined below) rules include mandatory variation margin requirements for certain forward transactions (including “To-Be-Announced”/“TBA” and certain other asset backed securities transactions (collectively, “Covered Agency Transactions”)). Covered Agency Transactions have historically not been required to be collateralized. The collateralization of such transactions is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of such transactions and impose added operational complexity.

Foreign Currency Transactions. The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that generally require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future, although the Fund may also enter into non-deliverable currency forward contracts (“NDFs”) that contractually require the netting of the parties’ liabilities. Forwards, including NDFs, can have substantial price volatility. While foreign currency transactions on a spot and forward basis are exempt from the definition of “swap” under the Commodity Exchange Act, NDFs are not, and, thus, are subject to the jurisdiction of the CFTC. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. In the event that the parties to a forward contract agree to offset or terminate the contract before its maturity, the contract is no longer exempt from the definition of “swap” under the Commodity Exchange Act and shall be treated as a swap. At the discretion of IR+M, the Fund may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates, or to gain exposure to certain currencies in an effort to track the composition of the applicable Index. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

Convertible Securities. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable investors to benefit from any increases in the market price of the underlying common stock.

When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible debt and preferred securities rank senior to common stock, and convertible debt securities rank senior to preferred stock, in an issuer’s capital structure. Convertible securities are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

The Fund may invest in Contingent Convertible securities (“CoCos”). CoCos are a specific type of convertible security, typically issued by a non-U.S. bank, which may be converted into the underlying common stock or suffer a principal write-down based on the occurrence of a triggering event. Although perpetual, most CoCos have a stated call date and some CoCos include an issuer call option. CoCos normally have two types of triggering events: (i) a non-discretionary capital adequacy trigger, which is normally measured by the ratio of a specific type of capital as compared to risk-weighted assets using international banking standard calculations, and (ii) a non-discretionary trigger which is based on determination by a non-U.S. banking regulator or supervisory authority that conversion or principal write-down must occur to prevent the issuer’s insolvency under applicable bank regulatory standards. If a triggering event occurs, the securities convert into the underlying common stock, potentially at a written-down conversion value. CoCos also have additional protections that could be both beneficial or detrimental to investors such as dividend payment policies and coupon resets. CoCos generally provide a higher yield opportunity as compensation for their higher risk.

U.S. Government Obligations. The Fund may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae, Freddie Mac and Federal Home Loan Bank notes). In the latter case, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. Treasury Obligations. The Fund may invest in various types of U.S. Treasury securities. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline. Moreover, any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. U.S. Treasury obligations typically offer lower interest rates than other obligations. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. The total public debt of the United States as a percent of GDP has grown rapidly since the 2008 financial crisis and is continuing to grow. Although high debt levels do not necessarily indicate or cause economic problems, they may create systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero-coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

Diversification Status. The Fund is diversified. A fund classified as “diversified” under the 1940 Act may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund intends from time to time to invest its assets in securities of investment companies, including, but not limited to, money market funds, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).

Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. The Rule could affect a Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Investment Strategies and Risks – Tax-Aware State Resident Funds

As of the date of this SAI, the Tax-Aware State Resident Funds have not commenced operations. Unlike many conventional ETFs, each Tax-Aware State Resident Fund is “actively managed” and does not seek to replicate the performance of a specified index.

The investment objective of each Tax-Aware State Resident Fund is to seek attractive after tax-income, consistent with preservation of capital. Each Fund invests in a diversified portfolio of U.S. dollar-denominated municipal and taxable short duration fixed income securities that in IR+M’s view offers relatively attractive after-tax income (i.e., securities that generate a greater amount of after-tax return than the comparable universe of U.S. dollar-denominated, investment-grade fixed income debt instruments over a specified period of time) for the respective state residents.

BondBloxx IR+M Tax-Aware ETF for California Residents invests, under normal circumstances, at least 50% of its total assets in municipal securities that pay interest that is exempt from U.S. federal and California income taxes (i.e., excluded from gross income for federal and California income tax purposes but not necessarily exempt from the U.S. federal alternative minimum tax).

BondBloxx IR+M Tax-Aware ETF for Massachusetts Residents invests, under normal circumstances, at least 50% of its total assets in municipal securities that pay interest that is exempt from U.S. federal and Massachusetts income taxes (i.e., excluded from gross income for federal and Massachusetts income tax purposes but not necessarily exempt from the U.S. federal alternative minimum tax).

BondBloxx IR+M Tax-Aware ETF for New York Residents invests, under normal circumstances, at least 50% of its total assets in municipal securities that pay interest that is exempt from U.S. federal and New York and, where relevant, New York City income taxes (i.e., excluded from gross income for federal and New York income tax purposes but not necessarily exempt from the U.S. federal alternative minimum tax).

IR+M serves as each Fund’s sub-adviser. IR+M selects securities for a Fund based on a variety of factors, including credit quality, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering top marginal U.S. federal and the applicable state tax rates for such Fund). Consistent with each Fund’s investment objective, the Fund could continue to hold a security even if the interest on that security changes from being tax-exempt to taxable. If a Fund should hold a municipal security that loses its tax-exempt status retroactively, IR+M will evaluate the after-tax yield of the security relative to the broader universe of U.S. dollar-denominated, investment-grade fixed income debt instruments that IR+M follows to determine whether to continue to hold or dispose of the security. Although each Fund may invest in instruments of any duration or maturity, the Fund normally will seek to maintain a dollar-weighted average portfolio duration of between 4 and 8 years. Each Fund’s dollar weighted average portfolio duration, however, may be longer or shorter at any time or from time to time based on market conditions (including, among other events or factors, lack of liquidity in the bond markets or periods of high volatility and reduced liquidity) in IR+M’s discretion. For example, the price of a security with a three-year duration would be expected to drop approximately 3% in response to a 1% increase in interest rates. As part of its tax-aware strategy, each Fund typically sells securities when, in the opinion of IR+M, the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss.

Each Fund invests, under normal circumstances, at least 80% of its total assets (plus the amount of any borrowings for investment purposes) either directly or indirectly (e.g., through derivatives) in a portfolio of U.S. dollar-denominated, investment-grade fixed income debt instruments. The fixed income debt instruments in which a Fund may invest include municipal securities, securities issued or guaranteed by the U.S. government and its agencies, corporate debt securities, agency and non-agency mortgage-backed securities of any kind, including commercial mortgage-backed securities (“CMBS”), asset-backed securities of any kind. and the rated debt tranches of collateralized loan obligations (“CLOs”) (i.e., securities backed by an underlying portfolio of loan obligations, which may include senior unsecured loans and subordinate corporate loans).

Each Fund may invest up to 20% of its total assets in other securities, including fixed-income securities rated, at the time of purchase, below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by IR+M, U.S. dollar denominated foreign securities, securities of other registered investment companies, including ETFs, cash, and cash equivalents. However, as noted above, a downgrade or default affecting any of a Fund’s securities could result in such Fund holding more than 20% of its total assets in below investment grade securities.

The following information about each Fund’s investment policies and practices supplements the information set forth in the Prospectus.

Bonds. Each Fund invests a substantial portion of its assets in bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Each Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Municipal Securities. Each Fund will invest in municipal securities. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Fund invests in demand notes, IR+M will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term “issuer” means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from U.S. federal income tax.

Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Each Fund may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or “cap”. Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

Each Fund may invest in zero-coupon municipal securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero-coupon municipal securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

Each Fund may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components.

Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

Each Fund may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of the Fund’s investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied. Other features may include the right of the Fund to tender the security prior to its stated maturity. Each Fund will not purchase an asset-backed or derivatives security of the type discussed in this paragraph unless it has opinion of counsel in connection with the purchase that interest earned by the Fund from the securities is exempt from, as applicable, U.S. federal and state income taxes.

Municipal notes in which a Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days’ notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank’s prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper.

Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of NRSROs represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. IR+M appraises independently the fundamental quality of the securities included in a Fund’s portfolio.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. However, each Fund does not have any restrictions on the maturity of municipal securities in which it may invest. A Fund will seek to invest in municipal securities of such maturities that, in the judgment of IR+M, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of a Fund’s investment objective depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

Each Fund may invest in municipal securities rated below investment grade or unrated municipal securities. These securities may present a substantial risk of default or may be in default at the time of purchase.

After purchase by a Fund, a municipal security may cease to be rated or it may default. These events do not require sales of such securities by the Fund, but IR+M will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by NRSROs may change as a result of changes in such organizations or their rating systems, IR+M will attempt to use such changed ratings in a manner consistent with a Fund’s quality criteria as described in the Prospectus.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by a Fund and the value of the Fund would be affected. Additionally, the Fund’s investment objective and policies would be reevaluated.

Additionally, certain municipal securities are issued by entities dependent on revenue from a particular sector and thus are subject to the specific risks associated with that sector. These sectors are described in more detail below.

Risk of Investing in Health Care-Related Municipal Securities. Changes to state or federal policy tied to health care services could adversely affect the value of municipal securities backed by revenue from public hospitals and other health care facilities. Regulatory changes that govern cost reimbursements to health care providers under government-funded programs such as Medicare and Medicaid, including policies that award exclusive contracts to certain hospitals, may adversely affect the revenue streams backing certain municipal securities. Additionally, the expansion of healthcare facilities by some issuers may be subject to “determinations of need” by various regulators or other authorities. This process not only generally increases the time and expenses such expansions entail, but also makes expansion plans uncertain, thus potentially limiting the revenue and growth of healthcare facility operators. Moreover, local, state and federal governmental bodies are under increasing pressure to reduce medical spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare services and facilities. The value of healthcare-related municipal securities could also be affected by a variety of other factors that impact the underlying healthcare facilities including demand for services, the ability of the health care facility to provide the services required, competition with other facilities, and expenses (such as malpractice insurance premiums).

Risk of Investing in Infrastructure-Related Municipal Securities. Entities that issue municipal securities related to infrastructure (“infrastructure issuers”) may be subject to a variety of factors that could adversely affect their capacity to make principal and interest payments, such as high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Such issuers may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. Infrastructure issuers can be significantly affected by government spending policies.

Leverage Risk. Infrastructure issuers can be highly indebted, which increases investment risk and other risks normally associated with debt financing, which could adversely affect such an issuer’s operations and the market value of related municipal securities in periods of rising interest rates.

Operations Risk. The failure of an infrastructure issuer to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

Regulatory Risk. Infrastructure projects may be subject to significant regulation by various governmental authorities and also may be affected by regulation of rates charged to customers, service interruption due to environmental, operational or other events, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Strategic Asset Risk. Infrastructure issuers may control significant strategic assets (e.g., major pipelines or highways), which are assets that have a national or regional profile, and may have monopolistic characteristics. Given their national or regional profile or irreplaceable nature, strategic assets could generate additional risk not common in other industry sectors and they may be targeted for terrorist acts or adverse political actions.

User Risk. Infrastructure issuers can be dependent upon a narrow user base. If these users do not patronize infrastructure projects as expected, significant revenues could be lost and may not be replaceable, in which case infrastructure issuers may fail to pay their obligations.

Risk of Investing in Municipal Securities Issued By School Districts. School districts rely, in part, on funding appropriations from, among others, the federal government and state governments. As a result, municipal securities issued by school districts may be adversely affected by political and economic changes at the state or federal levels, such as decreased tax or other revenues, spending reductions or changes in appropriations. Investors in these securities, similar to investors in municipal securities generally, face heightened risk of loss upon insolvency of the school district issuers because there is often no ready source of funding to pay the bonds other than the local tax base, which a bankruptcy court or administrator does not control.

Risk of Investing in Transportation Infrastructure-Related Municipal Securities. The transportation infrastructure industry may be adversely affected by economic changes, increases in fuel and other operating costs, labor relations, insurance costs, and, in many jurisdictions, the effects of regulatory changes or other government decisions. Municipal securities that are issued to finance a particular transportation project (e.g., toll roads) often depend on revenues from that project to make principal and interest payments.

Risk of Investing in Utility-Related Municipal Securities. Certain municipal securities are issued by public bodies, including state and municipal utility authorities, to, among other things, finance the operation or expansion of utility entities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in demand for services and the effects of environmental and other governmental regulations. Certain utilities are subject to specific risks. For example, gas utilities are subject to risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas utility enters into long-term contracts for the purchase or sale of gas at a fixed price, since such prices may change significantly and to the disadvantage of the gas utility.

The types of municipal securities in which the Funds may invest include, but are not limited, to the following:

Industrial Development Bonds

Industrial development bonds generally are also Revenue Bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Private Activity Bonds

The Funds may invest in private activity bonds, which are bonds issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current U.S. federal tax laws place substantial limitations on the size of such issues.

Municipal Lease Obligations

The Funds may invest in municipal lease obligations, including certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract, or a conditional sales contract relating to equipment, land or facilities. As a result of their structure, COPs are generally not subject to constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Municipal governments may not be obligated to make lease or installment purchase payments in connection with COPs, and, in such circumstances, the COP will be secured only by the leased property. If the issuer of a COP does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Municipal lease obligations may be less liquid than conventional municipal bonds, but otherwise have the same general risk characteristics as other municipal securities.

Tender Option Bonds

Tender option bonds are synthetic floating rate or variable rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors in these securities evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain specified events. However, the liquidity provider may not be required to purchase the floating rate interests upon the occurrence of certain other events, for example, the downgrading of the municipal bonds owned by the tender option bond trust below investment-grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk (subject to a cap) and certain other risks associated with the municipal bonds. Tender option bonds may be considered derivatives, and may expose the Funds to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. To the extent the Funds invest in tender option bonds, they also are exposed to credit risk associated with the liquidity provider retained by the sponsor of a tender bond option trust.

Variable Rate Demand Obligations

Variable rate demand obligations (“VRDOs”) are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Securities Industry and Financial Markets Association Index or some other appropriate interest rate adjustment index.

Because of the interest rate adjustment formula, VRDOs are not comparable to fixed-rate securities. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund’s yield on a VRDO will increase and its shareholders will have a reduced risk of capital depreciation.

Municipal Notes

Municipal notes (also known as municipal commercial paper) are shorter-term municipal debt obligations. They may provide interim financing in anticipation of tax collection, receipt of grants, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on a municipal note may be delayed or the note may not be fully repaid, and the Funds may lose money.

Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Funds since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only out of the assets, if any, that remain after secured creditors are repaid.

Special Considerations Regarding Investments in California Municipal Securities (BondBloxx IR+M Tax-Aware ETF for California Residents)

Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors nor an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the ongoing and evolving economic and health-related impacts of the COVID-19 pandemic on the State, local and national economies, the uncertain impact of federal and State financial assistance available to address the impact of the COVID-19 pandemic, changes in federal policies related to trade, health care and immigration, social and environmental policies and conditions, the national and international markets for products produced in California, developments in municipal bankruptcies and significant unfunded pension and other post-employment benefit liabilities, could have an adverse impact on the financial condition of the State and its political subdivisions. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities.

The Fund invests a high proportion of its assets in California municipal securities. The payment of interest on and preservation of principal in these securities are dependent upon the continuing ability of California issuers and/or obligors of State, municipal and public authority debt obligations to meet their obligations thereunder. In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect a California issuer’s ability to raise revenues to meet its financial obligations.

The Fund is disproportionally reliant on the overall fiscal health of California and potential legislative changes made in the state as it relates to taxation. Investors should be aware that poor fiscal management and adverse economic situations at the state level can adversely affect municipal credit fundamentals at the local level.

The following summary is based upon the most recent publicly available State budget documents, as well as offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the Fund nor its legal counsel has independently verified this information. The information provided below is intended only as a general summary and is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not create any implication that there has been no change in the affairs of the State or issuers therein since the date of its preparation.

Certain statements included in this summary constitute “forward-looking statements.” Such statements are generally identifiable by the terminology used such as “plan,” “estimate,” “expect,” “budget” or similar words. The achievement of certain results or other expectations contained in such forward-looking statements involve known or unknown risks, uncertainties and other factors that may cause actual results, performance or achievements attained to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements.

As the Fund invests in investments, the income of which is exempt from federal income tax (“Municipal Bonds”), issued by California issuers, it may be particularly affected by political, economic, regulatory, social, environmental, or public health developments affecting the ability of California tax exempt issuers to pay interest or repay principal.

Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events, natural disasters, pandemics, epidemics, or social unrest could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors that may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including but not limited to information promulgated by the State’s Department of Finance, the State’s Treasurer’s Office, and the Legislative Analyst’s Office. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Funds, and the Funds assume no responsibility for the completeness or accuracy of such information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers are not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by the Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Fund may be impaired.

Certain tax exempt securities in which the Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

California’s economy, the largest state economy in the United States and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services, and may be sensitive to economic factors affecting those industries.

California’s fiscal health has improved since the severe recession ended in 2009, which caused large budget deficits. California’s General Fund budget has achieved structural balance for the last several fiscal years. In recent years, the State has paid off billions of dollars of budgetary borrowings, debts and deferrals that were accumulated to balance budgets during the most recent recession and years prior. However, California’s General Fund was adversely impacted by the health-related and economic impacts of the COVID-19 pandemic. Efforts to respond to and mitigate the spread of COVID-19 had a negative impact on the California and national economies. Additionally, California faces an operating deficit in fiscal year 2023-24 due to reductions in revenues, and it was recently projected by the Legislative Analyst’s Office, California’s nonpartisan fiscal and policy advisor, that the State will face operating deficits in each fiscal year through 2026-27.

To help address the public health and economic impact of COVID-19, the federal government passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (“CRF”), of which California received approximately $9.5 billion. In March 2021, the American Rescue Plan was signed into law, which provided an additional $350 billion in emergency funding for state, local, territorial, and Tribal governments. California was allocated approximately $27 billion in American Rescue Plan funding. In addition, in February 2021, the Governor signed an economic relief package totaling $7.6 billion into law, which was funded primarily by the State’s General Fund.

A failure by California to meet its debt obligations could lead to a significant decline in the value, liquidity, and marketability of Fund investments. The current economic environment, including prolonged inflation and rising interest rates, also may negatively affect the economy of the State.

California’s economy is one of the largest in the world. The unemployment rate in California grew to a peak of 16.1% in April 2020, but had fallen to 4.5% as of April 2023. The State’s unemployment rate was higher than the national unemployment rate of 3.4% in April 2023.

The budget for fiscal year 2023-2024 (“2023-24 Enacted Budget”) was signed into law on June 27, 2023. The 2023-24 Enacted Budget projects General Fund revenues and transfers to be approximately $208.7 billion (an increase of 1.7% compared with revised estimates for fiscal year 2022-23). Against these revenues and transfers, the 2023-24 Enacted Budget provides for General Fund expenditures of approximately $225.9 billion (a decrease of 3.7% compared with revised estimates for fiscal year 2022-2023). The 2023-24 Enacted Budget sets aside reserves of $37.8 billion. The 2023-24 Enacted Budget includes a package of budgetary solutions to address a significant decline in the State’s revenue forecasts, which the State attributes to a declining stock market, persistent inflation, rising interest rates and job losses in high wage sectors. In particular, the budget seeks to close a $31.7 billion budget deficit by shifting $9.3 billion of spending from the general fund to other funds, reducing or pulling back $8.1 billion in spending, delaying $7.9 billion of spending, increasing revenue by an additional $6.1 billion primarily from renewing the Managed Care Organization Provided tax and internal borrowing, and trigger reductions (spending that will be restored depending on future resource levels) of $340 million.

Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings, Inc. (“Fitch”) assign ratings to California’s long-term general obligation bonds, which represent their opinions as to the quality of the Municipal Bonds they rate. As of July 7, 2023, California’s general obligation bonds were assigned ratings of Aa2, AA- and AA by Moody’s, S&P and Fitch, respectively. The ratings agencies continue to monitor the State’s budget deliberations closely to determine whether to alter the ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which the Fund invests.

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

Additionally, California is prone to natural disasters and climate events, including earthquakes, wildfires, mudslides, floods and droughts. Such events have, in the past, resulted in significant disruptions to the California economy and required substantial expenditures from the state government. California lies within an active geologic region that is subject to major seismic activity, which could result in increased frequency and severity of earthquakes. In the recent past, California has experienced prolonged droughts and wildfire activity. There can be no guarantee that future natural disasters and climate events will not have a significant detrimental effect on the State. The specific timing of natural disasters and climate events, and the severity of their impact on the State, is unpredictable and could be significant. The State is limited in its ability to mitigate the fiscal impact of natural disasters and climate events on the State budget, and there can be no assurance that current or any future measures will be effective.

Special Considerations Regarding Investments in Massachusetts Municipal Securities (BondBloxx IR+M Tax-Aware ETF for Massachusetts Residents)

Following is a brief summary of some of the factors that may affect the financial condition of the Commonwealth of Massachusetts (referred to herein as the “State,” the “Commonwealth” or “Massachusetts”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors nor an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the ongoing and evolving economic and health-related impacts of the COVID-19 pandemic on the State, local and national economies, the uncertain impact of federal and State financial assistance available to address the impact of the COVID-19 pandemic, changes in federal policies related to trade, health care and immigration, social and environmental policies and conditions, the national and international markets for products produced in Massachusetts, developments in municipal bankruptcies and significant unfunded pension and other post-employment benefit liabilities, could have an adverse impact on the financial condition of the State and its political subdivisions. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities.

The Fund invests a high proportion of its assets in Massachusetts municipal securities. The payment of interest on and preservation of principal in these securities are dependent upon the continuing ability of Massachusetts issuers and/or obligors of State, municipal and public authority debt obligations to meet their obligations thereunder. In addition to general economic pressures, certain Massachusetts constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect a Massachusetts issuer’s ability to raise revenues to meet its financial obligations.

The Fund is disproportionally reliant on the overall fiscal health of Massachusetts and potential legislative changes made in the state as it relates to taxation. Investors should be aware that poor fiscal management and adverse economic situations at the state level can adversely affect municipal credit fundamentals at the local level.

The following summary is based upon the most recent publicly available State budget documents, as well as offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the Fund nor its legal counsel has independently verified this information. The information provided below is intended only as a general summary and is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not create any implication that there has been no change in the affairs of the State or issuers therein since the date of its preparation.

Certain statements included in this summary constitute “forward-looking statements.” Such statements are generally identifiable by the terminology used such as “plan,” “estimate,” “expect,” “budget” or similar words. The achievement of certain results or other expectations contained in such forward-looking statements involve known or unknown risks, uncertainties and other factors that may cause actual results, performance or achievements attained to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements.

As the Fund invests in investments, the income of which is exempt from federal income tax (“Municipal Bonds”), issued by Massachusetts issuers, it may be particularly affected by political, economic, regulatory, social, environmental, or public health developments affecting the ability of Massachusetts tax exempt issuers to pay interest or repay principal.

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “State”). The sources of payment for Massachusetts municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by Massachusetts and certain of its municipalities and public authorities. This summary does not purport to be a complete description and has been obtained from the Information.

Statement dated June 28, 2023 for The Commonwealth of Massachusetts $970,000,000 Series A and $270,955,000 Series B General Obligation Bonds Consolidated Loan of 2023 and from the Information Statement dated October 19, 2022 for The Commonwealth of Massachusetts $902,480,000 Series C General Obligation Bonds Consolidated Loan of 2022 and the $435,400,000 General Obligation Refunding Bonds 2022 Series A.

Current Economic Condition and Government Structure. The ability of the Commonwealth of Massachusetts (“Massachusetts”) to meet its obligations is affected by future social, environmental, and economic conditions, among other things, as well as by the legislative policies and the financial condition of the Commonwealth. Many of these conditions are not within the control of the Commonwealth.

The Legislature of Massachusetts has established a number of independent authorities and agencies within the Commonwealth, the budgets of which are not included in the Commonwealth’s annual budget. In fiscal 2021, the Commonwealth had significant operational or financial relationships, or both, with 41 of these authorities. The Commonwealth’s contractual agreements with these authorities constitute general obligations of Massachusetts for which its full faith and credit are pledged. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These commonwealth liabilities are classified as general obligation contract assistance liabilities or contingent liabilities. General obligation contract assistance liabilities arise from statutory requirements for (i) payments by the Commonwealth to the Massachusetts Clean Water Trust, MassDOT and the Massachusetts Development Finance Agency that are used by such entities to pay a portion of the debt service on certain of their outstanding bonds and (ii) payments from the Social Innovation Financing Trust Fund on “pay for success” contracts. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required. Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth that are expected to be paid without commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been or may be pledged, as in the case of certain debt obligations of the Massachusetts Bay Transportation Authority (MBTA) (pre-2000), the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority, and the higher education building authorities.

A portion of the Commonwealth’s receipts from the sales tax (other than the tax on meals) is dedicated through non-budgeted special revenue funds to the MBTA and the Massachusetts School Building Authority (MSBA). The amount dedicated to the MSBA is the amount raised by a 1 percent sales tax (not including meals). The amount dedicated to the MBTA is the greater of (i) the amount raised by the 1 percent sales tax (not including meals), plus $160 million and (ii) an annually adjusted floor. The income-adjusted floor grows each year by the allowable base revenue growth (the lesser of sales tax growth or inflation, but not greater than 3 percent and not less than 0 percent), and was certified as $1.128 billion for fiscal 2023 and $1.162 billion for fiscal 2024. The Commonwealth’s receipts from the sales tax on account of motor vehicle sales (net of amounts required to be credited to the Convention Center Fund or dedicated to the MBTA or MSBA) are dedicated to the Commonwealth Transportation Fund. Legislation approved by the Governor in June 2018 established an annual two-day sales and meals tax holiday in August of each year, commencing August 2019. Massachusetts also has a net liability of $6.641 billion in debt and grant obligations for the former school building assistance program that financed construction of schools for the Commonwealth’s cities and towns.

Population and Employment. The Commonwealth has a population of 6,893,574 as of 2022. In recent history, the Massachusetts economy has generally performed better than the U.S., with the state unemployment rate typically below the nation. As a result of the COVID-19 pandemic, the unemployment rate in Massachusetts increased significantly to its peak of 17.1 percent (seasonally adjusted) in April 2020, but declined to 3.5 percent as of July 2022. The unemployment rate continued to decline during fiscal years 2021 and 2022, and in July 2022 the unemployment rate was 3.5 percent (seasonally adjusted).

Commonwealth Budget. On March 11, 2021, the American Rescue Plan Act of 2021, Pub. L. No. 117-2 (ARPA) was signed into law. The Commonwealth has received $5.286 billion under the ARPA through the Coronavirus State Fiscal Recovery Fund (CSFRF) to support certain costs resulting from the public health emergency caused by COVID-19 and other eligible uses. By the end of May 2021, nearly all COVID-19 restrictions were lifted and all businesses were permitted to open. On June 15, 2021, the state of emergency in the Commonwealth related to COVID-19 was terminated.

The fiscal 2023 budget, as approved by the Governor on July 28, 2022, includes approximately $52.7 billion in authorized spending, excluding transfers to the Medical Assistance Trust Fund, and including major one-time transfers such as a $266 million reserve to support MBTA safety and workforce initiatives, a $175 million transfer to a new trust fund dedicated to supporting high-quality early education and care, a $150 million transfer to the Student Opportunity Act Investment Fund, a $100 million supplemental transfer to the Commonwealth’s Pension Liability Fund, and a $100 million transfer to the State Retiree Benefits Trust Fund. The fiscal 2023 budget reflects approximately 9.3 percent growth in authorized spending over fiscal 2022. The fiscal 2023 budget as approved by the Governor incorporates an increased $39.576 billion tax revenue forecast before various tax initiatives, which represents an increase of $2.660 billion over the fiscal 2023 consensus tax revenue estimate of $36.915 billion announced in January 2022, due to better than-expected actual tax collections in recent months. The fiscal 2023 budget as enacted sets aside $315 million for future tax reductions, and is in structural balance, with no planned Stabilization Fund withdrawal. As of July 28, 2023, the Fiscal 2024 budget had not yet been approved by the Governor.

Chapter 62F of the General Laws establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year.

Since December 1989, state finance law has included a limit on the amount of outstanding “direct” bonds of the Commonwealth. In August 2012, state finance law was amended, effective January 1, 2013, to specify that the debt limit be calculated for fiscal years starting in fiscal 2013 using a fiscal 2012 base value of $17.070 billion and increasing the limit for each subsequent fiscal year to 105 percent of the previous fiscal year’s limit. Based on this calculation, the statutory limit on “direct” bonds during fiscal 2023 is $29.195 billion.

The Commonwealth is responsible for the payment of pension benefits for commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the Commonwealth (including members of the Massachusetts teachers’ retirement system and teachers in the Boston public schools, who are members of the Boston Retirement System but whose pensions are the responsibility of the Commonwealth). Massachusetts employees’ and teachers’ retirement systems are partially funded by employee contributions of regular compensation. In November 2022, the Commonwealth issued a valuation, as of January 1, 2022, of its total pension obligation. The unfunded actuarial accrued liability was calculated to be approximately $40.027 billion, and the total actuarial accrued liability as of January 1, 2022 to be approximately $112.195 billion.

Local Considerations. The Commonwealth makes substantial payments to its cities, towns and regional school districts (local aid) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts. The Commonwealth’s budget for fiscal 2023 provides $7.092 billion of state-funded direct and indirect local aid to municipalities.

Transportation. On February 19, 1999, the Commonwealth and the Massachusetts Turnpike Authority entered into a contract which provides for the Commonwealth to make annual operating assistance payments to MassDOT, as successor to the Turnpike Authority, which are capped at $25 million annually and extend until June 30, 2050, which is the end of the 40th fiscal year following the transfer of certain facilities associated with the Commonwealth’s Central Artery/Ted Williams Tunnel Project (CA/T) to MassDOT. On June 30, 2009, the Commonwealth and the Turnpike Authority entered into a contract for financial assistance which provides for the payment by the Commonwealth to Mass DOT, as successor to the Authority, of $100 million per fiscal year, commencing July 1, 2009 until June 30, 2039. Payments under both contracts constitute a general obligation pledge of the Commonwealth for which its full faith and credit are pledged.

Water Initiatives. The Massachusetts Clean Water Trust (the “Trust”) manages the Commonwealth’s state revolving fund program under the federal Clean Water Act and the federal Safe Drinking Water Act. Under state law, loans made by the Trust are required to provide for subsidies or other financial assistance to reduce the debt service expense on the loans. Currently, most new loans made by the Trust bore interest at 2 percent. Other loans made by the Trust may bear interest at lower rates, including a zero rate of interest, and a portion of the principal of certain loans has also been subsidized by the Trust. To provide for a portion of the subsidy on most of its loans, the Trust received contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the aggregate annual contract assistance payment for the Trust’s programs may not exceed $138 million. The Commonwealth’s agreement to provide contract assistance constitutes a general obligation of the Commonwealth for which its full faith and credit are pledged, and the Commonwealth’s contract assistance payments are pledged as security for repayment of the Trust’s debt obligations. As of January 31, 2023, the Trust had approximately $2.4 billion of bonds outstanding. Approximately 4.95 percent of the Trust’s aggregate debt service is covered by commonwealth contract assistance. Prior to August 2014, the Trust was known as the Massachusetts Water Pollution Abatement Trust.

Infrastructure Development. Under the infrastructure investment incentive program, known as “I-Cubed,” up to $600 million of public infrastructure improvements to support significant new private developments may be financed by bonds issued by the Massachusetts Development Finance Agency (MassDevelopment) that are secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. The obligation of the Commonwealth to pay contract assistance is a general obligation of the Commonwealth. Until a related new private development is completed and occupied, the developer’s property is assessed by the municipality in which the development is located in amounts equal to the debt service cost on the bonds and is applied to reimburse the Commonwealth for such cost. After each phase of the private development is completed and occupied, the municipality is required to reimburse the Commonwealth for any portion of the debt service cost on the bonds that is not covered by new state tax revenues generated from the related private development. The municipality’s reimbursement obligation is secured by a general obligation pledge of the municipality, a local aid intercept and a reserve fund which must be funded in an amount equal to or greater than two years of debt service on the bonds. The obligation of the municipality ends when the Commonwealth has collected revenues sufficient to pay principal and interest payments to date, or in some cases to the next redemption date, plus all remaining principal payments due. As of January 31, 2023, total “I-Cubed” program bonds were outstanding in the amount of approximately $177.0 million.

Legislation approved by the Governor on August 8, 2008 included an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base. The bonds to finance the parkway are secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. As of January 31, 2023, approximately $21.2 million of such bonds were outstanding.

Social Innovation. Legislation approved in 2012 established a Social Innovation Financing Trust Fund for the purpose of funding contracts to improve outcomes and lower costs for contracted government services, referred to as “pay for success” contracts. The Commonwealth’s obligation to make such payments is a general obligation for which the Commonwealth’s full faith and credit are pledged. The first such contract was entered into in January 2014 (and amended in November 2016 and April 2020), to help young men leaving the juvenile justice system or on probation avoid reoffending. The contract obligates the Commonwealth to make up to $28 million in success payments, in the aggregate, through fiscal 2024. The Commonwealth entered into a second such contract in December 2014, to address chronic individual homelessness through permanent stable, supportive housing. The contract obligates the Commonwealth to make up to $15 million in success payments, in the aggregate, through fiscal 2023. The Commonwealth entered into a third such contract in June 2016, to assist individuals in Adult Basic Education (ABE) or English for Speakers of Other Languages (ESOL) programs transition to employment, higher wage jobs, and higher education. The contract obligates the Commonwealth to make up to $15 million in success payments, in the aggregate, through fiscal 2023. The Commonwealth entered into a fourth such contract in July 2018 (and amended in October 2021 and August 2022) to support unemployed or underemployed veterans with post-traumatic stress disorder in attaining competitive and compatible employment. The contract obligates the Commonwealth to make up to $6 million in success payments, in the aggregate, through fiscal 2024.

Bond Ratings. Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to the Commonwealth long-term general obligation bonds. The Commonwealth’s general obligation bonds have been assigned long-term ratings of “Aa1” by Moody’s Investors Service, Inc., “AA+” by S&P Global Ratings and “AA+” by Fitch. It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch will change such ratings in the future. Ratings assigned to individual Municipal Obligations vary.

Special Considerations Regarding Investments in New York Municipal Securities (BondBloxx IR+M Tax-Aware ETF for New York Residents)

Following is a brief summary of some of the factors that may affect the financial condition of the State of New York (referred to herein as the “State” or “New York”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors nor an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the ongoing and evolving economic and health-related impacts of the COVID-19 pandemic on the State, local and national economies, the uncertain impact of federal and State financial assistance available to address the impact of the COVID-19 pandemic, changes in federal policies related to trade, health care and immigration, social and environmental policies and conditions, the national and international markets for products produced in New York, developments in municipal bankruptcies and significant unfunded pension and other post-employment benefit liabilities, could have an adverse impact on the financial condition of the State and its political subdivisions. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities.

The Fund invests a high proportion of its assets in New York municipal securities. The payment of interest on and preservation of principal in these securities are dependent upon the continuing ability of New York issuers and/or obligors of State, municipal and public authority debt obligations to meet their obligations thereunder. In addition to general economic pressures, certain New York constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect a New York issuer’s ability to raise revenues to meet its financial obligations.

The Fund is disproportionally reliant on the overall fiscal health of New York and potential legislative changes made in the state as it relates to taxation. Investors should be aware that poor fiscal management and adverse economic situations at the state level can adversely affect municipal credit fundamentals at the local level.

The following summary is based upon the most recent publicly available State budget documents, as well as offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the Fund nor its legal counsel has independently verified this information. The information provided below is intended only as a general summary and is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not create any implication that there has been no change in the affairs of the State or issuers therein since the date of its preparation.

Certain statements included in this summary constitute “forward-looking statements.” Such statements are generally identifiable by the terminology used such as “plan,” “estimate,” “expect,” “budget” or similar words. The achievement of certain results or other expectations contained in such forward-looking statements involve known or unknown risks, uncertainties and other factors that may cause actual results, performance or achievements attained to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements.

As the Fund invests in Municipal Bonds issued by New York issuers, it may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York (as used in this section, the “State” or “New York”) and is derived from sources that are generally available to investors, including the New York State Division of the Budget and the New York City Office of Management and Budget. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Funds, and the Funds assume no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York City (as used in this section, the “City” or “New York City”) and State agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

Relative to other states, New York has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic, environmental, political, and geopolitical factors as well as natural disasters, epidemics, pandemics, and social unrest. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State’s income and employment levels. Furthermore, such financial, social, economic, environmental, political, and geopolitical factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

The fiscal stability of New York is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. In the event that New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State, New York City, and the State’s political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax exempt securities, may be adversely affected.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the Federal government may create budget gaps for the State. Moreover, even an ostensibly balanced budget may still contain several financial risks. These risks include the impact of broad economic factors, additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the Legislature. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact such proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities may issue bonds and notes within the amounts and restrictions set forth in their respective legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels; charges for electric power, electric and gas utility services; rentals charged for housing units and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities, in order to secure the payment of debt service on their revenue bonds and notes. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted, the affected localities could seek additional State assistance.

Over the near and long term, New York and New York City may face economic problems. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

New York was adversely impacted by the health-related and economic effects of the COVID-19 pandemic. Efforts to respond to and mitigate the spread of COVID-19 had a negative impact on the New York and national economies and triggered volatility in the markets.

To help address the public health and economic impact of COVID-19, the federal government passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (the “CRF”), of which New York received approximately $5.1 billion. In March 2021, the American Rescue Plan was signed into law, which provided an additional $350 billion in emergency funding for state, local, territorial, and Tribal governments. New York was allocated approximately $12.7 billion in American Rescue Plan funds. The rate and level at which the State and the federal government took on new debt could have a negative impact on their fiscal health, which could lead to prolonged challenges. A failure by New York to meet its debt obligations could lead to a significant decline in the value, liquidity, and marketability of Fund investments. The current economic environment, including prolonged inflation and rising interest rates, also may negatively affect the economy of the State.

The budget for fiscal year 2023-24 (“2023-24 Enacted Budget”) was adopted on May 3, 2023. The 2023-24 Enacted Budget forecasted total revenues of approximately $100.5 billion, which represents an increase of $2.7 billion from fiscal year 2022-23. The 2023-24 Enacted Budget projected personal income tax revenues of approximately $60.4 billion (an increase of $10.0 billion from fiscal year 2022-23), consumption and use tax revenues of approximately $18.4 billion (an increase of $1.6 billion from fiscal year 2022-23), and business tax receipts of approximately $9.3 billion (a decrease of $1.1 billion from fiscal year 2022-23). Against these revenues, the 2023-24 Enacted Budget provides for approximately $104.4 billion in expenditures, which represents an increase of $11.6 billion from fiscal year 2022-23. State agency operations expenditures are also expected to total $21.0 billion, a decrease of $657 million from fiscal year 2022-23. The 2023-24 Enacted Budget projects that the closing balance of the General Fund at the end of fiscal year 2023-24 will be approximately $25.9 billion, a decrease of $1.6 billion from fiscal year 2022-23.

New York is prone to natural disasters and climate events, including hurricanes. Such events have, in the past, resulted in significant disruptions to the New York economy and required substantial expenditures from the state government.

The State’s economy continues to face significant risks, including, but not limited to, the effects of: national and international events; climate change, extreme weather events and other natural disasters; pandemics; instability in the Euro Zone and eastern Europe; major terrorist events; hostilities or war; social unrest; changes in international trade policies, consumer confidence, oil supplies and oil prices; cyber security attacks; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts; and shifts in monetary policy affecting interest rates and the financial markets.

New York’s unemployment rate reached its peak of 16.6% in May 2020 but had fallen to 4.0% as of April 2023. The State’s unemployment rate was above the national unemployment rate of 3.4% in April 2023.

New York City is the largest city in the U.S., and has a complex, varied and aging infrastructure. The City has more school buildings, firehouses, health facilities, community colleges, roads and bridges, libraries, and police precincts than any other city in the country. Notably, New York City was the center of New York’s initial COVID-19 outbreak in 2020, which had an adverse impact on the City’s financial health.

New York City’s general debt limit, as provided in the New York State Constitution, is 10 percent of the five-year rolling average of the full value of taxable City real property. As of June 30, 2022, the City’s total debt-incurring power under the general debt limit was approximately $127.35 billion, and the net debt-incurring power was approximately $41.51 billion. The City’s general obligation debt outstanding was approximately $38.85 billion as of June 30, 2022. After including contract and other liability and adjusting for appropriations, the City’s indebtedness that is counted toward the debt limit totaled approximately $88.39 billion as of June 30, 2022.

In addition to general obligation bonds, the City maintains several additional credits, including bonds issued by the New York City Transitional Finance Authority (“NYCTFA”) and Tobacco Settlement Asset Securitization Corporation (“TSASC”). At the end of fiscal year 2022, NYCTFA debt backed by personal income tax revenues accounted for approximately $43.67 billion of debt. In July 2009, the State Legislature granted NYCTFA the authority to issue additional debt up to $13.5 billion for general capital purposes. The City exhausted the $13.5 billion bonding limit in fiscal year 2007. In July 2009, the State Legislature authorized TFA to issue debt beyond the $13.5 billion limit. However, this additional borrowing is subject to the City’s general debt limit. Thus, additional borrowing above the $13.5 billion limit is secured by personal income tax revenues and counted under the City’s general debt limit. In addition to this capacity, the NYCTFA is authorized to issue up to $9.4 billion of Building Aid Revenue Bonds (BARBs) for education purposes. As of June 30, 2022, excluding amortization, approximately $8.15 billion of these bonds have been issued. Debt service for these bonds is supported by building aid payments the City receives from the State. At the end of fiscal year 2022, TSASC debt totaled approximately $996 million.

As of July 7, 2023, New York State’s general obligation bonds are rated AA+, Aa1, and AA+ by S&P, Moody’s and Fitch, respectively. As of July 7, 2023, New York City’s general obligation debt was rated AA, Aa2, and AA by S&P, Moody’s, and Fitch, respectively. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which the Fund invests.

Borrowing. Each Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions, as permitted by the 1940 Act.

The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the NAV of Fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BIM may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Mortgage-Related Securities, Other Asset-Backed Securities and Structured Financings. The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Fund) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resale as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, adjustable-rate mortgage securities (“ARMS”), stripped mortgage-backed securities (“SMBSs”), commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as “modified pass-through”. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. The compounding effect from reinvestment of monthly payments received by a Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations or corporate instrumentalities of the U.S. government respectively (government-sponsored entities or “GSEs”), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. government in an effort to provide stability in the financial markets and put the GSEs in a sound and solvent condition. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Department of the Treasury (“U.S. Treasury”) in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but the GSEs have paid dividends to the U.S. Treasury in a cumulative amount that exceeds the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress has considered proposals to wind down or restructure the operations of the GSEs. It is uncertain what legislation, if any, may be proposed in the future in Congress or which proposals, if any, might be enacted. The passage of any such proposal has the potential to impact the value of securities issued by a GSE, which could adversely affect the liquidity and value of a Fund’s portfolio. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC’s national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal.

Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-agency issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-agency securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee that the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or GSE guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored, mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately-issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label, mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Adjustable-Rate Mortgage Securities. ARMS bear interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped Mortgage-Related Securities. Stripped mortgage-related securities (“SMRS”) are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (“IOs”) receiving all of the interest payments from the underlying assets and one class of principal-only securities (“POs”) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

With respect to residential SMRS, a Fund will only invest in such SMRS that are issued by the U.S. government, its agencies or instrumentalities and supported by the full faith and credit of the United States or by other U.S. government sponsored entities. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

Commercial Mortgage-Backed Securities. CMBS are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. CMBS have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. CMBS may pay fixed or floating rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage-backed securities are subject to heightened risks due to the significant economic impacts of COVID-19 on commercial real estate. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. Global climate change may also have an adverse effect on property and security values.

Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates. To the extent a Fund invests in mortgage-related securities whose underlying mortgages include subprime or non-performing loans, the risk of default is generally greater.

Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable, thus there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund’s ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the NRSROs may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

GSE Risk-Sharing Bonds. Another type of mortgage-related security, known as GSE Risk-Sharing Bonds or Credit Risk Transfer securities (“CRTs”), transfers a portion of the risk of borrower defaults from the issuing GSE to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

Other Asset-Backed Securities. Each Fund may invest in other asset-backed securities, including interests in pools of lower-rated debt securities and corporate and consumer loans (including non-performing loans), among other things. Like mortgage-backed securities, these securities are pass-through, and the collateral supporting these securities generally is of short maturities.

The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Structured Financings. Each Fund may invest in fixed-income securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related real estate and other asset-backed securities. These securities may be privately-negotiated and are generally not publicly traded and are illiquid. A Fund’s investments includes investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which a Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

Each Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Foreign (Non-U.S.) Securities. Each Fund may invest in US dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in US companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect US investments in foreign countries and potential restrictions on the flow of international capital. In addition, transactions in foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the US dollar.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, including exchange-traded funds (“ETFs”) such as the Funds, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, each Fund has implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BIM as the administrator of the Liquidity Program. Under the Liquidity Program, BIM assesses, manages, and periodically reviews a Fund’s liquidity risk and, if required, classifies each investment held by the Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interest in the Fund. The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.

Ratings. “Investment-grade” securities are securities that at the time of purchase are rated above Baa3 by at least one nationally recognized statistical rating organizations (“NRSRO”). In the case of a split rated security (that is, two or more NRSROs give a security different ratings), the highest rating shall apply. Each Fund may only invest in fixed income investments that have a minimum of B3 by Moody’s Investors Services, Inc. (“Moody’s”) or B- by S&P Global Ratings, or the equivalent by another NRSRO or that are unrated but considered to be of equivalent quality by IR+M. Those bonds rated Baa3/BBB-/BBB-, while considered to be “investment grade,” may have speculative characteristics.

Subsequent to purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated below Baa3 by Moody’s or below BBB- by S&P Global Ratings or Fitch are generally considered below investment-grade quality and are obligations of issuers that are generally considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such lower-rated securities are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Please see Appendix B of this SAI for a description of each rating category of Moody’s, S&P Global Ratings and Fitch and BIM’s treatment of investments that are not rated by any of the rating agencies.

Any credit quality requirements as to investments apply only at the time of an investment to which the requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later credit quality downgrade or change in circumstances will not be considered in determining whether any investment complies with a Fund’s credit quality limitation or requirement. Nevertheless, while the percentage of investments in investment grade securities is below 80%, a Fund will only purchase qualifying securities and not purchase additional non-investment grade securities.

Standby Commitment Agreements. Each Fund may, from time to time, enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products. Each Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities, or by reference to an unrelated benchmark related to an objective index, economic factor or other measure such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may carry greater trading risk and be more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities: Each Fund may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, carry greater trading risk and be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities futures contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose a Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, a Fund might receive interest or principal payments on the note that are determined based on a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. Each Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities are generally Rule 144A Securities and therefore may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

Tender Option Bond (“TOB”) Transactions. Each Fund may enter into TOB transactions in which the Fund transfers municipal securities into a special purpose entity (the “Trust”). A Fund receives cash and a residual interest security (sometimes referred to as “inverse floaters”) issued by the Trust in return. The Trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The floaters typically have first priority on the cash flow from the underlying municipal securities held by the Trust, and the remaining cash flow, less certain expenses, is paid to holders of the inverse floaters. The interest rate payable on the inverse floaters bears an inverse relationship to the interest rate on the floaters. Under certain circumstances, the Trust may be terminated or collapsed, either by a Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying municipal securities or in the event holders of the floaters tender their securities to the liquidity provider. A Fund continues to earn all the interest from the transferred municipal securities less the amount of interest paid on the floaters and the expenses of the Trust, which may include payments to the trustee and the liquidity provider and organizational costs. A Fund receives cash proceeds from the Trust’s sale of the floaters as consideration for the transferred municipal securities and uses the cash proceeds for investment purposes (e.g., the purchase of longer-term municipal securities), which involves leverage risk.

A Fund, as the holder of the residual inverse floaters, has full exposure to any increase or decrease in the value of the Trust’s underlying municipal securities. Inverse floaters generally will underperform the market of fixed-rate debt securities in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate debt securities when interest rates decline or remain relatively stable. The price of the inverse floaters will be more volatile than that of the underlying municipal securities because the interest rate is dependent on not only the fixed coupon rate of the underlying municipal securities, but also on the short-term interest rate paid on the floaters. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate debt securities with comparable credit quality, call provisions and maturity.

Service providers are often engaged to assist with establishing, structuring and sponsoring TOB trusts. The service providers, such as administrators, liquidity providers, trustees and remarketing agents, may act at the direction, and as agent, of a fund holding residual interests of the TOB trust. To the extent a Fund, rather than a third-party bank or financial institution serves as the sponsor of a TOB trust, the Fund’s responsibilities under such an arrangement may give rise to certain risks including compliance, securities laws and operational risks.

Regulated Investment Company Compliance Risk. Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of a Fund and may make it less likely that the Fund will meet its investment objective.

Regulation Regarding Derivatives. The U.S. Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options on futures, and certain swaps (“commodity interests”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund has exposure to commodity interests, it intends to keep that exposure below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.

Each Fund may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. A Fund will not use futures, options on futures or swaps for speculative purposes. BIM, with respect to each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Rule 4.5 so that BIM, with respect to the Fund, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. For BIM to remain eligible for the relief, the Fund will be limited in its ability to gain exposure to commodity interests. In the event that the Fund’s direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Fund.

The CFTC, certain foreign regulators, and various exchanges have imposed (and continue to evaluate and monitor) limits on the maximum position that any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. Additionally, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if a Fund or an underlying ETF does not intend to exceed applicable position limits, it is possible that positions of different clients managed by BIM and its affiliates (the “Affiliates”) may be aggregated for this purpose. It is possible that the trading decisions of BIM may have to be modified and that positions held by a Fund or an underlying ETF may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

Derivative contracts, such as swaps, are subject to regulation under the Dodd-Frank Act in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps and certain other derivatives traded in the OTC market are subject to variation margin requirements and may be subject to initial margining requirements. Implementation of the margining and other provisions of global derivatives regulations regarding clearing, margining, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and are expected to continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.

Other regulations also may limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivative transaction counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the United Kingdom, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. The liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Rule 18f-4 under the 1940 Act governs the use of derivatives and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies (“Rule 18f-4”). Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions, adopt and implement a derivatives risk management program and appoint a derivatives risk manager. A fund that uses derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount is not subject to the full requirements of Rule 18f-4. Each Fund has implemented compliance policies under Rule 18f-4. The application of Rule 18f-4 to the Fund could restrict the Fund’s ability to utilize derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies and could adversely affect the Fund’s performance and its ability to achieve its investment objectives.

Since 2021, the SEC has proposed and, in some cases, finalized several new rules regarding a wide range of topics related to the Funds. For example, the SEC has proposed new rules requiring the reporting and public disclosure of an investment manager’s positions in security-based swaps, including CDS, equity total return swaps and related positions. The SEC has also finalized new rules restricting activities that could be considered to be manipulative in connection with security-based swaps, new rules regarding beneficial ownership and public reporting by managers under Section 13 of the Exchange Act, new rules regarding regulatory and public reporting of certain securities lending transactions, and new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of investment managers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for a Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Cash Transactions Risk. Unlike most other ETFs, the Fund expects to effect all of its creations and redemptions for cash, rather than in- kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Registration Risk. In the event that a Fund’s direct or indirect exposure to commodity interests does not comply (or is no longer expected to) with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Fund. BIM’s registration with the CFTC as a commodity pool operator with respect to a Fund, or any change in a Fund’s operations necessary to maintain BIM’s ability to rely upon rCFTC Rule 4.5, could adversely affect the Fund’s ability to implement its investment program, conduct its operations and/or achieve its objectives and subject the Fund to certain additional costs, expenses and administrative burdens, adversely affecting the Fund’s total return. Because BIM intends to manage the Funds in such a way as to maintain its ability to rely upon CFTC Rule 4.5, the Funds may be unable to participate in certain investment opportunities.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Funds) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.

Repurchase agreements pose certain risks for a Fund. Such risks are not unique to a Fund, but are inherent in repurchase agreements. Each Fund seeks to minimize such risks, but such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Fund sells portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the “interest cost” to a Fund of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash invested in portfolio securities.

Reverse repurchase agreements may be viewed as a loan to a Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, the Fund obtains additional cash to invest in other securities. A Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow the Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Fund’s shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by the Fund on the reverse repurchase transactions.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the use of these investments results in leveraging a Fund’s common stocks because the Fund uses the proceeds to make investments in other securities.

Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including variable rate demand notes, short-term municipal securities, short-term municipal money market funds and money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s, “F-1” by Fitch or “A-1” by S&P Global Ratings, or if unrated, of comparable quality as determined by IR+M; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BIM, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Sovereign and Quasi-Sovereign Obligations. Each Fund may invest in sovereign and quasi-sovereign obligations. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued or guaranteed by a foreign sovereign government. Quasi-sovereign debt includes securities issued or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a non-U.S. government may cause the value of a sovereign debt to decline. During periods of economic uncertainty, the market prices of sovereign debt obligations may be more volatile than prices of U.S. debt obligations, which may affect a Fund’s NAV. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several sovereign issuers have experienced volatility and adverse trends due to concerns about rising government debt levels, including Greece, Ireland, Italy, Portugal and Spain. In the past, sovereign issuers have also defaulted on their debt obligations, including Russia, Argentina, Indonesia and Uruguay.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrears on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts. Quasi-sovereign debt obligations are typically less liquid and less standardized than government debt.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments.

Each Fund may enter into swap agreements, including interest rate swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions typically do not involve the delivery of securities or other underlying assets. These instruments typically are not traded on exchanges; however, transactions in some types of swaps are required to be (including certain interest rate swaps and credit default swaps on North America and European indices) and in other cases are capable of being centrally cleared (“cleared swaps”). When a Fund enters into a cleared swap, it is subject to the credit and performance risk of the clearinghouse and the member of the clearinghouse through which it holds its position. For OTC swaps and cleared swaps, there is a risk that the other party to certain of these instruments (or the party through which it holds its position) will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund, which may be significant.

Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days. A Fund’s obligations under a swap agreement will generally be accrued daily (offset against any amounts owed to that Fund under the swap).

Payment-in-Kind Bonds. Each Fund may at times invest in “payment-in-kind” bonds (“PIK Bonds”). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds, which allows an issuer to avoid the need to generate cash to meet current interest payments. PIK Bonds have different credit risks than some other types of instruments, specifically because (1) the higher yields and interest rates on certain PIK Bonds reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon bonds; (2) PIK Bonds may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) interest on PIK Bonds has the effect of generating investment income; and (4) the deferral of interest on PIK Bonds may also reduce the loan-to-value ratio of the bonds at a compounding rate. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. PIK Bonds may be susceptible to greater fluctuations in market value and may become less liquid under adverse market conditions, including market volatility and rising interest rate markets, than comparably-rated securities that pay income periodically and in cash.

Even though PIK Bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such “phantom income” amounts at least annually to shareholders (and this “phantom income” will normally be taxable to fund shareholders). The Fund’s obligation to make this distribution could require it to liquidate other investments at times when IR+M would not otherwise deem it advisable to do so (potentially resulting in taxable gain), and this could reduce fund assets available to purchase other income-producing securities.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities.

A Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

A Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued transactions or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

FINRA (as defined below) rules include mandatory variation margin requirements for certain forward transactions (including “To-Be-Announced”/“TBA” and certain other asset backed securities transactions (collectively, “Covered Agency Transactions”)). Covered Agency Transactions have historically not been required to be collateralized. The collateralization of such transactions is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of such transactions and impose added operational complexity.

Foreign Currency Transactions. Each Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that generally require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future, although a Fund may also enter into non-deliverable currency forward contracts (“NDFs”) that contractually require the netting of the parties’ liabilities. Forwards, including NDFs, can have substantial price volatility. While foreign currency transactions on a spot and forward basis are exempt from the definition of “swap” under the Commodity Exchange Act, NDFs are not, and, thus, are subject to the jurisdiction of the CFTC. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. In the event that the parties to a forward contract agree to offset or terminate the contract before its maturity, the contract is no longer exempt from the definition of “swap” under the Commodity Exchange Act and shall be treated as a swap. At the discretion of IR+M, a Fund may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates, or to gain exposure to certain currencies in an effort to track the composition of the applicable Index. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund’s foreign holdings increases because of currency fluctuations.

Convertible Securities. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable investors to benefit from any increases in the market price of the underlying common stock.

When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible debt and preferred securities rank senior to common stock, and convertible debt securities rank senior to preferred stock, in an issuer’s capital structure. Convertible securities are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Each Fund may invest in Contingent Convertible securities (“CoCos”). CoCos are a specific type of convertible security, typically issued by a non-U.S. bank, which may be converted into the underlying common stock or suffer a principal write-down based on the occurrence of a triggering event. Although perpetual, most CoCos have a stated call date and some CoCos include an issuer call option. CoCos normally have two types of triggering events: (i) a non-discretionary capital adequacy trigger, which is normally measured by the ratio of a specific type of capital as compared to risk-weighted assets using international banking standard calculations, and (ii) a non-discretionary trigger which is based on determination by a non-U.S. banking regulator or supervisory authority that conversion or principal write-down must occur to prevent the issuer’s insolvency under applicable bank regulatory standards. If a triggering event occurs, the securities convert into the underlying common stock, potentially at a written-down conversion value. CoCos also have additional protections that could be both beneficial or detrimental to investors such as dividend payment policies and coupon resets. CoCos generally provide a higher yield opportunity as compensation for their higher risk.

U.S. Government Obligations. Each Fund may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae, Freddie Mac and Federal Home Loan Bank notes). In the latter case, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. Treasury Obligations. Each Fund may invest in various types of U.S. Treasury securities. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline. Moreover, any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. U.S. Treasury obligations typically offer lower interest rates than other obligations. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. The total public debt of the United States as a percent of GDP has grown rapidly since the 2008 financial crisis and is continuing to grow. Although high debt levels do not necessarily indicate or cause economic problems, they may create systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero-coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

Derivatives. Derivatives are financial instruments the value of which is derived from another security, commodity (such as gold or oil), currency, index (e.g., a measure of value or rates, such as the S&P 500 Index or the prime lending rate) or some other reference measure. Each Fund may use derivatives for hedging purposes. A Fund may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When a Fund invests in a derivative, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, the Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Rights and Warrants. Each Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by IR+M for inclusion in the Fund’s portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Diversification Status. Each Fund is diversified. A fund classified as “diversified” under the 1940 Act may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

Future Developments. The Board may, in the future, authorize a Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with such Fund’s investment objective and do not violate any investment restrictions or policies.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund intends from time to time to invest its assets in securities of investment companies, including, but not limited to, money market funds, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).

Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. The Rule could affect a Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Investment Strategies and Risks – Private Credit CLO ETF

Unlike many conventional ETFs, the Fund is “actively managed” and does not seek to replicate the performance of a specified index.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private credit collateralized loan obligations (“CLOs”). A CLO is a type of asset backed security supported by interest and principal payments generated from a pool of loans, which may include, among others, U.S. and non-U.S. senior secured loans and subordinated corporate loans and privately placed loans. For purposes of the Fund’s 80% policy, the Fund expects private credit CLOs to be CLOs in which at least 80% of each such CLO consists of a pool of loans to companies that are privately-owned and do not issue equity securities in the public markets (“private credit CLOs,” also commonly known as “middle market CLOs”). The companies underlying these private credit CLOs can be companies of any size. The Fund expects that each private credit CLO will consist of loans where at least 80% of the total companies within the CLO are private or where at least 80% of total loan amounts within the CLO are issued to private companies.

The Adviser has retained MIMBT to serve as the sub-adviser to the Fund. In managing the Fund’s assets, the MIMBT uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models, and risk management systems. In the top-down economic analysis, MIMBT develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into MIMBT’s bottom-up research which informs security selection. In its bottom-up research, MIMBT develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. MIMBT may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security.

The following information about the Fund’s investment policies and practices supplements the information set forth in the Prospectus.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), CLOs and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Investments in a CLO organized outside of the United States may not be deemed to be foreign securities if the CLO is collateralized by a pool of loans, a substantial portion of which are U.S. loans. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For CBOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Borrowing. The Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions, as permitted by the 1940 Act.

The purchase of securities while borrowings are outstanding may have the effect of leveraging the Fund. The incurrence of leverage increases the Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the NAV of Fund shares and in the yield on the Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BIM may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Asset-Backed Securities. The Fund may invest in asset-backed securities (“ABS”). ABS are securities backed by installment contracts, credit-card receivables or other assets. ABS represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of ABS varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, the stated maturity of an ABS may be shortened, and the security’s total return may be difficult to predict precisely.

These instruments may be subject to liquidity constraints, price volatility, credit downgrades and increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. Because of call and extension risk, asset-backed react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities.

Derivatives. Derivatives are financial instruments the value of which is derived from another security, commodity (such as gold or oil), currency, index (e.g., a measure of value or rates, such as the S&P 500 Index or the prime lending rate) or some other reference measure. The Fund may use derivatives for hedging purposes. The Fund may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When the Fund invests in a derivative, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, the Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Foreign (Non-U.S.) Securities. The Fund may invest in US dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in US companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect US investments in foreign countries and potential restrictions on the flow of international capital. In addition, transactions in foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the US dollar.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, including exchange-traded funds (“ETFs”) such as the Fund, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Fund has implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BIM as the administrator of the Liquidity Program. Under the Liquidity Program, BIM, with the assistance of MIMBT, assesses, manages, and periodically reviews the Fund’s liquidity risk and, if required, classifies each investment held by the Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interest in the Fund. In addition, BIM is responsible for establishing a “highly liquid investment minimum” for the Fund, which means any cash held and any investment convertible into cash in current market conditions in three business days or less without significantly changing the market value of the investment. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.

Rights and Warrants. The Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by MIMBT for inclusion in the Fund’s portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Privately Issued Securities. The Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

The Board has adopted policies and procedures and appointed BIM as the administrator of the Liquidity Program, which includes the assessment of the liquidity of Restricted Securities. In making determinations regarding the liquidity of a Restricted Security, BIM will take into account relevant market, trading and investment-specific considerations. Additional characteristics that may be considered in determining the liquidity of Restricted Securities include: (a) the existence of an active market, including whether the security is listed on an exchange as well as the number, diversity and quality of market participants; (b) frequency of trades or quotes; and (c) restrictions on trading.

Ratings. “Investment-grade” securities are securities that at the time of purchase are rated above Baa3 by at least one nationally recognized statistical rating organizations (“NRSRO”). In the case of a split rated security (that is, two or more NRSROs give a security different ratings), the highest rating shall apply. The Fund may only invest in fixed income investments that have a minimum of B3 by Moody’s Investors Services, Inc. (“Moody’s”) or B- by S&P Global Ratings, or the equivalent by another NRSRO or that are unrated but considered to be of equivalent quality by MIMBT. Those bonds rated Baa3/BBB-/BBB-, while considered to be “investment grade,” may have speculative characteristics.

Subsequent to purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated below Baa3 by Moody’s or below BBB- by S&P Global Ratings or Fitch are generally considered below investment-grade quality and are obligations of issuers that are generally considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such lower-rated securities are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Please see Appendix B of this SAI for a description of each rating category of Moody’s, S&P Global Ratings and Fitch and BIM’s treatment of investments that are not rated by any of the rating agencies.

Any credit quality requirements as to investments apply only at the time of an investment to which the requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later credit quality downgrade or change in circumstances will not be considered in determining whether any investment complies with the Fund’s credit quality limitation or requirement. Nevertheless, while the percentage of investments in investment grade securities is below 80%, the Fund will only purchase qualifying securities and not purchase additional non-investment grade securities.

Depositary Receipts. The Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Standby Commitment Agreements. The Fund may, from time to time, enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products. The Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities, or by reference to an unrelated benchmark related to an objective index, economic factor or other measure such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for the Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may carry greater trading risk and be more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes the Fund to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities: The Fund may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, carry greater trading risk and be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities futures contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based on a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities are generally Rule 144A Securities and therefore may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

Regulated Investment Company Compliance Risk. The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Regulation Regarding Derivatives. The U.S. Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options on futures, and certain swaps (“commodity interests”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent the Fund trades in commodity interests, it intends to do so below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.

The Fund may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. BIM, with respect to the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Rule 4.5 so that BIM, with respect to the Fund, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. For BIM to remain eligible for the relief, the Fund will be limited in its ability to gain exposure to commodity interests. In the event that the Fund’s direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Fund.

The CFTC, certain foreign regulators, and various exchanges have imposed (and continue to evaluate and monitor) limits on the maximum position that any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. Additionally, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Fund or an underlying ETF does not intend to exceed applicable position limits, it is possible that positions of different clients managed by BIM and its affiliates (the “Affiliates”) may be aggregated for this purpose. It is possible that the trading decisions of BIM may have to be modified and that positions held by the Fund or an underlying ETF may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

Derivative contracts, such as swaps, are subject to regulation under the Dodd-Frank Act in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps and certain other derivatives traded in the OTC market are subject to variation margin requirements and may be subject to initial margining requirements. Implementation of the margining and other provisions of global derivatives regulations regarding clearing, margining, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and are expected to continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.

Other regulations also may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivative transaction counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the United Kingdom, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. The liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Rule 18f-4 under the 1940 Act governs the use of derivatives and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies (“Rule 18f-4”). Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions, adopt and implement a derivatives risk management program and appoint a derivatives risk manager. A fund that uses derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount is not subject to the full requirements of Rule 18f-4. The Fund has implemented compliance policies under Rule 18f-4. The application of Rule 18f-4 to the Fund could restrict the Fund’s ability to utilize derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies and could adversely affect the Fund’s performance and its ability to achieve its investment objectives.

Since 2021, the SEC has proposed and, in some cases, finalized several new rules regarding a wide range of topics related to the Fund. For example, the SEC has proposed new rules requiring the reporting and public disclosure of an investment manager’s positions in security-based swaps, including CDS, equity total return swaps and related positions. The SEC has also finalized new rules restricting activities that could be considered to be manipulative in connection with security-based swaps, new rules regarding beneficial ownership and public reporting by managers under Section 13 of the Exchange Act, new rules regarding regulatory and public reporting of certain securities lending transactions, and new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of investment managers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Registration Risk. In the event that the Fund’s direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Fund. BIM’s registration with the CFTC as a commodity pool operator with respect to the Fund, or any change in the Fund’s operations necessary to maintain BIM’s ability to rely upon CFTC Rule 4.5, could adversely affect the Fund’s ability to implement its investment program, conduct its operations and/or achieve its objective and subject the Fund to certain additional costs, expenses and administrative burdens, adversely affecting the Fund’s total return. Because BIM intends to manage the Fund in such a way as to maintain its ability to rely upon CFTC Rule 4.5, the Fund may be unable to participate in certain investment opportunities.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.

Repurchase agreements pose certain risks for a Fund. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Fund sells portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the “interest cost” to the Fund of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash invested in portfolio securities.

Reverse repurchase agreements may be viewed as a loan to the Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, the Fund obtains additional cash to invest in other securities. The Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow the Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for the Fund’s shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by the Fund on the reverse repurchase transactions.

Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Fund’s common stocks because the Fund uses the proceeds to make investments in other securities.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including variable rate demand notes, short-term municipal securities, short-term municipal money market funds and money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s, “F-1” by Fitch or “A-1” by S&P Global Ratings, or if unrated, of comparable quality as determined by MIMBT; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BIM, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments.

The Fund may enter into swap agreements, including interest rate swaps, foreign exchange swaps and equity swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions typically do not involve the delivery of securities or other underlying assets. These instruments typically are not traded on exchanges; however, transactions in some types of swaps are required to be (including certain interest rate swaps and credit default swaps on North America and European indices) and in other cases are capable of being centrally cleared (“cleared swaps”). When the Fund enters into a cleared swap, it is subject to the credit and performance risk of the clearinghouse and the member of the clearinghouse through which it holds its position. For OTC swaps and cleared swaps, there is a risk that the other party to certain of these instruments (or the party through which it holds its position) will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund, which may be significant.

Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days. The Fund’s obligations under a swap agreement will generally be accrued daily (offset against any amounts owed to the Fund under the swap).

Payment-in-Kind Bonds. The Fund may at times invest in “payment-in-kind” bonds (“PIK Bonds”). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds, which allows an issuer to avoid the need to generate cash to meet current interest payments. PIK Bonds have different credit risks than some other types of instruments, specifically because (1) the higher yields and interest rates on certain PIK Bonds reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon bonds; (2) PIK Bonds may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) interest on PIK Bonds has the effect of generating investment income; and (4) the deferral of interest on PIK Bonds may also reduce the loan-to-value ratio of the bonds at a compounding rate. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. PIK Bonds may be susceptible to greater fluctuations in market value and may become less liquid under adverse market conditions, including market volatility and rising interest rate markets, than comparably-rated securities that pay income periodically and in cash.

Even though PIK Bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such “phantom income” amounts at least annually to shareholders (and this “phantom income” will normally be taxable to fund shareholders). The Fund’s obligation to make this distribution could require it to liquidate other investments at times when MIMBT would not otherwise deem it advisable to do so (potentially resulting in taxable gain), and this could reduce fund assets available to purchase other income-producing securities.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities.

The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

The Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When the Fund engages in when-issued transactions or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

FINRA (as defined below) rules include mandatory variation margin requirements for certain forward transactions (including “To-Be-Announced”/“TBA” and certain other asset backed securities transactions (collectively, “Covered Agency Transactions”)). Covered Agency Transactions have historically not been required to be collateralized. The collateralization of such transactions is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of such transactions and impose added operational complexity.

Foreign Currency Transactions. The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that generally require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future, although the Fund may also enter into non-deliverable currency forward contracts (“NDFs”) that contractually require the netting of the parties’ liabilities. Forwards, including NDFs, can have substantial price volatility. While foreign currency transactions on a spot and forward basis are exempt from the definition of “swap” under the Commodity Exchange Act, NDFs are not, and, thus, are subject to the jurisdiction of the CFTC. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. In the event that the parties to a forward contract agree to offset or terminate the contract before its maturity, the contract is no longer exempt from the definition of “swap” under the Commodity Exchange Act and shall be treated as a swap. At the discretion of MIMBT, the Fund may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates, or to gain exposure to certain currencies in an effort to track the composition of the applicable Index. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

Convertible Securities. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable investors to benefit from any increases in the market price of the underlying common stock.

When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible debt and preferred securities rank senior to common stock, and convertible debt securities rank senior to preferred stock, in an issuer’s capital structure. Convertible securities are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

The Fund may invest in Contingent Convertible securities (“CoCos”). CoCos are a specific type of convertible security, typically issued by a non-U.S. bank, which may be converted into the underlying common stock or suffer a principal write-down based on the occurrence of a triggering event. Although perpetual, most CoCos have a stated call date and some CoCos include an issuer call option. CoCos normally have two types of triggering events: (i) a non-discretionary capital adequacy trigger, which is normally measured by the ratio of a specific type of capital as compared to risk-weighted assets using international banking standard calculations, and (ii) a non-discretionary trigger which is based on determination by a non-U.S. banking regulator or supervisory authority that conversion or principal write-down must occur to prevent the issuer’s insolvency under applicable bank regulatory standards. If a triggering event occurs, the securities convert into the underlying common stock, potentially at a written-down conversion value. CoCos also have additional protections that could be both beneficial or detrimental to investors such as dividend payment policies and coupon resets. CoCos generally provide a higher yield opportunity as compensation for their higher risk.

U.S. Government Obligations. The Fund may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae, Freddie Mac and Federal Home Loan Bank notes). In the latter case, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. Treasury Obligations. The Fund may invest in various types of U.S. Treasury securities. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline. Moreover, any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. U.S. Treasury obligations typically offer lower interest rates than other obligations. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. The total public debt of the United States as a percent of GDP has grown rapidly since the 2008 financial crisis and is continuing to grow. Although high debt levels do not necessarily indicate or cause economic problems, they may create systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero-coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

Diversification Status. The Fund is “non-diversified” under the 1940 Act. A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular sectors) may constitute a significant percentage of and Underlying Fund’s index and, consequently, the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund intends from time to time to invest its assets in securities of investment companies, including, but not limited to, money market funds, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).

Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. The Rule could affect a Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

General Considerations and Risks – Sector Funds (Other than Sector Rotation Fund)

A discussion of some of the principal risks associated with an investment in a Sector Fund is contained in each Fund’s Prospectus. An investment in a Sector Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.

Bonds. Each Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Each Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

High Yield Bonds. The Funds will invest in non-investment grade bonds. Non-investment grade or “high yield” fixed-income or convertible bonds, commonly known to investors as “junk bonds” or “high yield bonds,” are generally debt bonds that are rated below investment grade by one or more of the major rating agencies or similar securities that are unrated that BIM believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt bonds may be subject to greater risks than bonds that have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds will generally be in the lower rating categories of recognized rating agencies (rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by Standard & Poor’s® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) or Fitch Ratings, Inc. (“Fitch”)) or be unrated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The major risks of high yield bond investments include the following:

●	High yield bonds may be issued by less creditworthy issuers. These bonds are vulnerable to adverse changes in the issuer’s industry or to general economic conditions. Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

●	The issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover.

●	High yield bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal, to receive interest payments when senior securities are in default or to receive restructuring benefits paid to holders of more senior classes of debt. Thus, investors in high yield bonds frequently have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

●	High yield bonds frequently have redemption features that permit an issuer to repurchase the bond from a Fund before it matures. If an issuer redeems the high yield bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

●	Prices of high yield bonds are subject to extreme fluctuations. Negative economic developments may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed-income securities.

●	Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. There are fewer dealers in the high yield bond market, and there may be significant differences in the prices quoted for high yield bonds by dealers, and such quotations may not be the actual prices available for a purchase or sale. Judgment may play a greater role in the prices and values generated for such bonds than in the case of securities trading in a more liquid market.

●	The secondary markets for high yield bonds are often not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds may be concentrated in relatively few market makers and, participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market (although the Funds’ ability to meet redemptions in kind may mitigate this risk). In fact, in certain stressed markets, ETFs that invest in high yield bonds such as the Funds may be more liquid than the underlying high yield markets. An illiquid secondary market may adversely affect the market price of the high yield bond, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such bonds, the relative lack of reliable objective data makes it more difficult to value such bonds, and judgment plays a more important role in determining such valuations.

●	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

●	The high yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these bonds and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

Risk of Investing in the Industrial Sector. The value of securities issued by companies in the industrial sector may be adversely affected by supply of and demand for both their specific products or services and for industrial sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, trade disputes, world events and economic conditions may affect the performance of companies in the industrial sector. The industrial sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrial sector can adversely affect the sector. Furthermore, companies in the industrial sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.

Risk of Investing in the Basic Materials Sub-Sector. Issuers in the basic materials sub-sector could be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, import controls and increased competition. Companies in the basic materials sub-sector may be subject to swift fluctuations in supply and demand. Fluctuations may be caused by events relating to political and economic developments, the environmental impact of basic materials operations, and the success of exploration projects. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the basic materials sub-sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, delays in technical progress, labor relations, tax and government regulations related to changes to, among other things, energy and environmental policies.

Risk of Investing in the Capital Goods Sub-Sector. Companies in the capital goods sub-sector may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. Companies in the capital goods sub-sector depend heavily on corporate spending. Companies in the capital goods sub-sector may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease due to weakening demand, worsening business cash flows, tighter credit controls and deteriorating profitability. During times of economic volatility, corporate spending may fall and adversely affect the capital goods sub-sector. This sub-sector may also be affected by changes in interest rates, corporate tax rates and other government policies. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.

Risk of Investing in the Transportation Sub-Sector. Companies in the transportation sub-sector may be adversely affected by changes in the economy, increases in fuel and operating costs, labor relations, technology developments, exchange rates, insurance costs, sector competition and government regulation. Companies in the transportation sub-sector are also affected by severe weather events, mass casualty accidents or environmental catastrophes, acts of terrorism and other similar events that target or damage transportation infrastructure or vessels, war or risk of war, widespread disruption of technology systems and increasing equipment and operational costs. Such global or regional events and conditions may adversely affect the operations, financial condition and liquidity of companies in the transportation sub-sector and cause insurance premiums to increase dramatically or result in insurance coverage becoming unavailable for certain business lines or assets. Securities of companies in the transportation sub-sector are generally cyclical and occasionally subject to sharp price movements.

Risk of Investing in the Telecommunications, Media and Technology Sector. The telecommunications, media and technology sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The telecommunications, media and technology sector can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the telecommunications, media and technology sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete. Companies in the telecommunications, media and technology sector may be affected by sector competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. In addition, while all companies may be susceptible to network security breaches, certain companies in the telecommunications, media and technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Risk of Investing in the Telecommunications Sub-Sector. Examples of companies in the telecommunications sub-sector include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. The telecommunications sub-sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may experience distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Finally, while all companies may be susceptible to network security breaches, certain companies in the telecommunications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the United States from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.

Risk of Investing in the Media Sub-Sector. Companies in the media and entertainment sub-sector encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the media sub-sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Media companies are subject to risks that include cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, competition in the sub-sector and the potential for increased state and federal regulation. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a media company’s profitability. Advertising spending is an important source of revenue for media companies. During economic downturns, advertising spending typically decreases and, as a result, media companies tend to generate less revenue.

Companies in the media and entertainment sub-sector can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment sub-sector may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.

Risk of Investing in the Technology and Electronics Sub-Sector. Technology and electronics companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology and electronics sub-sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology and electronics companies in foreign markets. Technology and electronics companies may have limited product lines, markets, financial resources or personnel. The products of technology and electronics companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the technology and electronics sub-sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology and electronics sub-sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the technology and electronics sub-sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology and electronics sub-sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology and electronics sub-sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Risk of Investing in the Healthcare Sector. Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products.

Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.

In addition, because the products and services of many companies in the healthcare sector affect the health and well-being of many individuals, these companies are especially susceptible to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business. Healthcare companies may also be strongly affected by scientific biotechnology or technological developments, and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.

Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years, both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.

Risk of Investing in the Financial and REIT Sector. Companies in the financial and REIT sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, REITs, consumer finance firms, financial conglomerates and foreign banking and financial companies.

Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative or regulatory changes on any individual financial company or on the financial sector as a whole, such as the imposition of a financial transaction tax of transfers between financial institutions or the imposition of additional capital requirements, cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, bans on short sales, limits on prices and restrictions on currency transfers. Further, certain foreign jurisdictions may impose additional regulations, taxes and costs on financial institutions from other jurisdictions as a means of protecting domestic financial institutions. In addition, companies in the financial sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their businesses.

The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financial sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.

In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets, and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financial sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financial sector to decline in value.

Risk of Investing in the Insurance Sub-Sector. The insurance sub-sector is subject to extensive government regulation in some countries and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps or other changes in government regulation or tax law. Different segments of the insurance sub-sector can be significantly affected by changes in mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

Risk of Investing in the Real Estate Sub-Sector. Companies in the real estate sub-sector include companies that invest in real estate, such as REITs, real estate holding and operating companies or real estate development companies (collectively, “Real Estate Companies”). Investing in Real Estate Companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. The real estate sector is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Investing in Real Estate Companies involves various risks. Some risks that are specific to Real Estate Companies are discussed in greater detail below.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.

Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Real Estate Companies are also exposed to the risks normally associated with debt financing. Financial covenants related to a Real Estate Company’s leverage may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.

Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated and/or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to the length and expense of such proceedings, the validity of the terms of the applicable loan may not be recognized in foreclosure proceedings. Claims and defenses asserted by borrowers or other lenders may interfere with the enforcement of rights by a Real Estate Company. Parallel proceedings, such as bankruptcy, may also delay resolution and limit the amount of recovery on a foreclosed loan by a Real Estate Company even where the property underlying the loan is liquidated.

Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

Distressed Investment Risk. Real Estate Companies may invest in distressed, defaulted or out-of-favor bank loans. Identification and implementation by a Real Estate Company of loan modification and restructure programs involves a high degree of uncertainty. Even successful implementation may still require adverse compromises and may not prevent bankruptcy. Real Estate Companies may also invest in other debt instruments that may become non-performing, including the securities of companies with higher credit and market risk due to financial or operational difficulties. Higher risk securities may be less liquid and more volatile than the securities of companies not in distress.

Underlying Investment Risk. Real Estate Companies make investments in a variety of debt and equity instruments with varying risk profiles. For instance, Real Estate Companies may invest in debt instruments secured by commercial property that have higher risks of delinquency and foreclosure than loans on single family homes due to a variety of factors associated with commercial property, including the tie between income available to service debt and productive use of the property. Real Estate Companies may also invest in debt instruments and preferred equity that are junior in an issuer’s capital structure and that involve privately negotiated structures. Subordinated debt investments, such as B-Notes and mezzanine loans, involve a greater credit risk of default due to the need to service more senior debt of the issuer. Similarly, preferred equity investments involve a greater risk of loss than conventional debt financing due to their non-collateralized nature and subordinated ranking. Investments in senior loans may be effectively subordinated if the senior loan is pledged as collateral. The ability of a holder of junior claims to proceed against a defaulting issuer is circumscribed by the terms of the particular contractual arrangement, which vary considerably from transaction to transaction.

Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and voluntary liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.

Illiquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities, like the securities of small-capitalization companies, may be more volatile than, and perform differently from, shares of large-capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid, and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.

Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region or property type. Economic downturns affecting a particular region, sector or property type may lead to a high volume of defaults within a short period.

U.S. Tax Risk. Certain U.S. Real Estate Companies, such as REITS, that intend to qualify for special treatment under the Internal Revenue Code are subject to specific U.S. federal income tax requirements. A REIT that fails to comply with such requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of its distributions. The U.S. federal income tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state, and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries. Because REITs often do not provide complete tax information until after the calendar year-end, a Fund may at times need to request permission to extend the deadline for issuing your tax reporting statement or supplement the information otherwise provided to you.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate income and values. In addition, quarterly compliance with regulations limiting the proportion of asset types held by a U.S. REIT may force certain Real Estate Companies to liquidate or restructure otherwise attractive investments. Some countries may not recognize REITs or comparable structures as a viable form of real estate funds.

Risk of Investing in the Energy Sector. Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, development of alternative energy sources, and other factors that they cannot control. These companies may also lack resources and have limited business lines. Energy companies may have relatively high levels of debt and may be more likely to restructure their businesses if there are downturns in certain energy markets or in the global economy. If an energy company in a Fund’s portfolio becomes distressed, a Fund could lose all or a substantial portion of its investment.

The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, OPEC policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. Commodity prices have recently been subject to increased volatility and declines, which may negatively affect companies in which a Fund invests.

Companies in the energy sector may be adversely affected by terrorism, hacks and cyber-security incidents, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in the oil sector or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest.

Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.

Risk of Investing in the Oil and Gas Sub-Sector. Companies in the oil and gas sub-sector are strongly affected by the levels and volatility of global energy prices, oil and gas supply and demand, government regulations and policies, oil and gas production and conservation efforts and technological change. The oil and gas sub-sector is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Prices and supplies of oil and gas may fluctuate significantly over short and long periods of time due to national and international political changes, OPEC policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economies of key energy-consuming countries. Disruptions in the oil and gas sub-sector or shifts in energy consumption may significantly impact companies in this sub-sector. For instance, significant oil and gas deposits are located in emerging market countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. In addition, the Middle East, where many companies in the oil and gas sub-sector may operate, has recently experienced widespread social unrest. Oil and gas companies operate in a highly competitive sub-sector, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Risk of Investing in the Exploration & Production Sub-Sector. Financial results of companies in the exploration and production sub-sector correlate closely to the prices they obtain for their products, such as oil, natural gas, and their chemical products. These prices have historically fluctuated wildly, and if prices decline, these companies’ operations, financial condition, cash slows, expenditure levels and quantity of estimated proved reserved attributable to their properties may be materially and adversely affected. Prices are set by global and local market forces not in these companies’ control. In addition, activities in this sub-sector are subject to risks outside the companies’ control, including the risk that drilling will not result in commercially viable oil or natural gas production. Exploration is inherently risky and subject to delays, misinterpretation of geologic or engineering data, unexpected geologic conditions or finding reserves of disappointing quality or quantity, which may result in significant losses.

Risk of Investing in the Gas Distribution Sub-Sector. Companies in the gas distribution sub-sector are generally highly dependent on companies in the exploration and production sub-sector, which means that material adverse impacts on the exploration and production sub-sector may have material adverse effects on companies in the gas distribution sub-sector. Lower prices of oil or natural gas could have a material adverse effect on these companies’ business, operating results, financial condition or ability to make distributions to investors, such as the Fund. The gas distribution sub-sector is highly competitive, with a large number of competitors, and companies’ customers may seek to compete with companies in this sub-sector.

Risk of Investing in the Oil Field Equipment & Services Sub-Sector. Companies in the oil field equipment and services sub-sector are highly dependent on activity levels on the oil and gas industry, which is significantly affected by volatile oil and gas prices, and other factors. This includes activity levels in offshore areas worldwide. Prolonged reductions in oil and natural gas prices could depress the immediate levels of exploration, development and production activity. Perceptions of longer-term lower oil and natural gas prices by oil and gas companies could similarly reduce or defer major expenditures given the long-term nature of many large-scale development projects. Lower levels of activity result in a corresponding decline in the demand for these companies’ services, which could have a material adverse effect on revenue and profitability. Oil and gas prices and market expectations of potential changes in these prices significantly affect this level of activity. However, increases in near-term commodity prices do not necessarily translate into increased offshore drilling activity since customers’ expectations of longer-term future commodity prices typically have a greater impact on demand for rigs. Consistent with this dynamic, customers may delay or cancel many exploration and development programs, resulting in reduced demand for services. Also, increased competition for customers’ drilling budgets could come from, among other areas, land-based energy markets worldwide. The availability of quality drilling prospects, exploration success, relative production costs, the stage of reservoir development and political and regulatory environments also affect customers’ drilling campaigns. Worldwide military, political and economic events have often contributed to oil and gas price volatility and are likely to do so in the future.

Risk of Investing in the Oil Refining & Marketing Sub-Sector. Business closings and layoffs in the markets in which a company in the oil refining and marketing sub-sector operates may adversely affect demand for refined products. Sustained deterioration of general economic conditions or persistent weak demand levels could require additional actions on a company’s part to lower its operating costs, including temporarily or permanently ceasing to operate units at its facilities. These companies’ revenues, profitability, cash flows and liquidity from operations depend primarily on the margin above operating expenses (including the cost of refinery feedstocks, such as crude oil, intermediate partially refined petroleum products, and natural gas liquids that are processed and blended into refined products) at which a company is able to sell refined products. Refining is primarily a margin-based business and, to increase profitability, it is important to maximize the yields of high value finished products while minimizing the costs of feedstock and operating expenses. An increase or decrease in the price of crude oil will likely result in a similar increase or decrease in prices for refined products; however, there may be a time lag in the realization, or no such realization, of the similar increase or decrease in prices for refined products. The effect of changes in crude oil prices on a company’s refining margins therefore depends in part on how quickly and how fully refined product prices adjust to reflect these changes.

Risk of Investing in the Utilities Sub-Sector. The utilities sub-sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities sub-sector is also subject to potential terrorist attacks, hacks and cyber-security incidents, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.

There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable. Deregulation may also permit a utility company to expand outside of its traditional lines of business and engage in riskier ventures.

Risk of Investing in the Consumer Cyclicals Sector. A Fund may invest in consumer cyclical companies, which rely heavily on business cycles and economic conditions. Consumer cyclical companies include automotive manufacturers, retail companies, and housing-related companies. The consumer cyclicals sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer tastes and trends, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.

Risk of Investing in the Automotive Sub-Sector. The automotive sub-sector can be highly cyclical, and companies in the automotive sub-sector may suffer periodic losses. The automotive sub-sector is also highly competitive and there may be, at times, excess capacity in the global and domestic automotive sub-sector. Over the last several decades, the U.S. automotive sub-sector has experienced periodic downturns; certain automotive companies required stimulus from the U.S. government, while others formed strategic industry alliances in order to weather the substantially difficult market conditions. In general, the automotive sub-sector is susceptible to labor disputes, product defect litigation, patent expiration, increased pension liabilities, rise in material or component prices and changing consumer tastes.

Risk of Investing in the Consumer Discretionary Sub-Sector. Companies engaged in the design, production or distribution of products or services for the consumer discretionary sub-sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sub-sector may outperform the consumer staples sub-sector, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sub-sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.

Risk of Investing in the Retail Sub-Sector. The retail sub-sector may be affected by changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences. Companies in the retail sub-sector face intense competition, which may have an adverse effect on their profitability. The success of companies in the retail sub-sector may be strongly affected by social trends, marketing campaigns and public perceptions. Companies in the retail sub-sector may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Retail companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others.

Risk of investing in the Consumer Non-Cyclicals Sector. Investments in the consumer non-cyclicals sector involve risks associated with companies that manufacture products and provide discretionary services directly to the consumer. Performance of companies in the consumer non-cyclicals sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer non-cyclicals sector are also affected by global economic, environmental and political events, and economic conditions. The products of consumer non-cyclical companies are subject to government regulation which may negatively impact such companies’ performance.

Risk of Investing in the Consumer Services Sub-Sector. The success of firms in the consumer services sub-sector and certain retailers (including food and beverage, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services sub-sector depends heavily on disposable household income and consumer spending. Companies in the consumer services sub-sector may be subject to severe competition, which may also have an adverse impact on their profitability. Companies in the consumer services sub-sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Changes in demographics and consumer preferences may affect the success of consumer service providers.

Risk of Investing in the Consumer Staples Sub-Sector. Companies in the consumer staples sub-sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sub-sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sub-sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sub-sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Borrowing Risk. Borrowing may exaggerate changes in the NAV of Fund shares and in the return on a Fund’s portfolio. Borrowing will cause a Fund to incur interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by certain Funds may “call” or repay the security before its stated maturity, and a Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features. Also, if a security subject to call had been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

Illiquid Investments Risk. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and a Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.

Issuer Insolvency Risk. Each Fund’s potential exposure to financially or operationally troubled issuers involves a high degree of credit and market risk, which may be heightened during an economic downturn or recession. Should an issuer of securities held by a Fund become involved in a bankruptcy proceeding, reorganization or financial restructuring, a wide variety of considerations make an evaluation of the outcome of a Fund’s exposure to the issuer uncertain.

During the period of a bankruptcy proceeding, reorganization or financial restructuring, it is unlikely that each Fund will receive any interest payments on the securities of the issuer. Each Fund will be subject to significant uncertainty as to whether the reorganization or restructuring will be completed, and each Fund may bear certain extraordinary expenses to protect and recover its investment. Each Fund will also be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the securities of the issuer held by each Fund will eventually be satisfied. Even if a plan of reorganization or restructuring is adopted with respect to the securities of the issuer held by each Fund, there can be no assurance that the securities or other assets received by each Fund in connection with such plan of reorganization or restructuring will not have a lower value or income potential than may have been anticipated or no value. A Fund may be unable to enforce its claims or rights in any collateral or may have its claims or security interest in any collateral challenged, disallowed or subordinated to the claims or security interests of other creditors. In addition, amendments to the U.S. Bankruptcy Code or other relevant laws could alter the expected outcome or introduce greater uncertainty regarding the outcome of each Fund’s securities holdings in the issuer. In a bankruptcy proceeding, a reorganization or restructuring, the securities of the issuer held by each Fund could be re-characterized or each Fund may receive different securities or other assets, including equity securities. These types of equity securities include, but are not limited to: common stock; preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; and depositary receipts. Equity securities are subject to changes in value, and their value may be more volatile than those of other asset classes. Holders of equity securities are subject to more risk than holders of debt securities because the status of equity holders is subordinate to debtholders in an issuer’s capital structure. The value of equity securities received by each Fund could decline if the financial condition of the issuer deteriorates or if overall market and economic conditions, or conditions within the issuer’s region or industry, deteriorate. Equity securities received by a Fund through a bankruptcy proceeding, reorganization or restructuring of an issuer would not be component securities of a Fund’s Sector Index, which could subject a Fund to additional tracking error risk and potential tax consequences.

To the extent that each Fund receives other assets in connection with a bankruptcy proceeding, reorganization or financial restructuring, each Fund may also be subject to additional risks associated with the assets received. One example of assets that each Fund could receive is an interest in one or more loans made to the issuer as part of a workout agreed to by a consortium of lienholders and creditors of the issuer. A Fund may receive such interests in loans to the extent permitted by the 1940 Act.

Securities or other assets received in a reorganization or restructuring typically entail a higher degree of risk than investments in securities of issuers that have not undergone a reorganization or restructuring and may be subject to heavy selling or downward pricing pressure after completion of the reorganization or restructuring. The post-reorganization/restructuring assets and securities may also be illiquid and difficult to sell or value. If each Fund participates in negotiations with respect to a plan of reorganization or restructuring with respect to securities of the issuer held by each Fund, each Fund also may be restricted from disposing of such securities for a period of time. If a Fund becomes involved in such proceedings, the Fund may have more active participation in the affairs of the issuer than that assumed generally by an investor.

Focus Risk. Issuers in a single industry or sector can react similarly to market, currency, political, economic, regulatory, geopolitical, public health and other conditions, and a Fund’s performance will be affected by the conditions in the industries, sectors, countries, and regions to which the Fund is exposed.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment. Decreases in the number of financial institutions, including banks and broker-dealers willing to make markets (match up sellers and buyers) in a Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by a Fund (e.g., bond dealers) have been subject to increased regulation.

The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, the Funds, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as a Fund could exacerbate a Fund’s exposure to liquidity risk. A Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by a Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of a Fund’s investments.

Certain types of investments, such as structured notes and non-investment grade debt instruments, as an example, may be especially subject to liquidity risk. Floating rate loans also generally are subject to legal or contractual restrictions on resale and may trade infrequently on the secondary market. The value of the loan to a Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt instruments at a fair price may have a negative impact on a Fund’s performance. Securities or other assets in which a Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time a Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if a Fund is forced to sell investments in a down market. In addition, in stressed market conditions, the market for Fund shares may become less liquid. Deterioration in the liquidity of Fund shares may adversely impact the liquidity of a Fund’s underlying portfolio securities. These adverse impacts on the liquidity of Fund shares and on the liquidity of a Fund’s underlying portfolio securities could in turn lead to differences between the market price of Fund shares and the underlying value of those shares.

Operational Risk. BIM and a Fund’s other service providers, as well as a Fund’s counterparties, may experience disruptions or operating errors such as processing errors, communication errors, or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BIM, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BIM or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Repurchase Agreement Risk. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, a Fund may lose money.

Risk of Close-Out for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require entities that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default rights in certain types of financial contracts, including agreements relating to swaps and other derivatives, repurchase agreements and securities lending transactions. The restrictions generally prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding with respect to an affiliate of the counterparty. By limiting a Fund’s ability to exercise certain contractual rights in the event of a counterparty’s (or its affiliate’s) insolvency, these requirements may increase credit risk and other risks to the Fund.

Derivatives Risk. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. A Fund may invest in derivatives to generate income, for investment purposes and for hedging and risk management purposes. Derivatives risk is generally more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by a Fund.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, counterparty risk and currency risk. Derivatives, such as OTC derivatives, may be highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. Valuation risk is generally more pronounced when a Fund enters into OTC derivatives because there is generally less reliable, objective data available about the value of such derivatives. Incorrect valuations may result in increased cash payments to, or decreased cash payments from, counterparties than would otherwise have been required if the correct valuation were used, improper collateralization and/or errors in the calculation of a Fund’s NAV.

A Fund’s use of derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. For example, an OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, a Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms differently than a Fund, and if it does, a Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. A Fund, therefore, may be unable to obtain payments BIM believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after a Fund has incurred additional costs, such as litigation costs.

Certain derivatives transactions, including futures, options on futures, and cleared swaps, are required to be (or are capable of being) centrally cleared. A party to a cleared derivatives transaction is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. In the event of the insolvency of a clearinghouse, a Fund might experience a loss of funds deposited through its clearing member as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such an insolvency might also cause a substantial delay before a Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearinghouse. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments permitted under applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearinghouse the amount of margin required by the clearinghouse for cleared derivatives, which amounts are generally held in an omnibus account at the clearinghouse for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each cleared swaps customer. However, if the clearing member does not accurately report a Fund’s initial margin with respect to any cleared swaps positions, the Fund is subject to the risk that a clearinghouse will use the Fund’s assets held in an omnibus account at the clearinghouse to satisfy payment obligations of a defaulting customer of the clearing member to the clearinghouse. In addition, clearing members generally provide to the clearinghouse the net amount of variation margin required for cleared derivatives for all of its customers in the aggregate by account class, rather than individually for each customer. A Fund is therefore subject to the risk that a clearinghouse will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Derivatives can be used for hedging (attempting to reduce risk of an investment position by offsetting that investment position with another) or non-hedging purposes, including to enhance returns. Hedging with derivatives may increase expenses, and there can be no assurance that a hedging strategy will be effective to reduce risk. If a hedging counterparty is unable or unwilling to make timely settlement payments or otherwise honor its obligations under a derivative used for hedging, the relevant Fund will have unhedged exposure to the underlying investment that a Fund intended to hedge, which could adversely impact a Fund. While hedging can reduce or eliminate the risk of losses, it can also reduce or eliminate the opportunity for gains, and hedging may cause or increase losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments.

A Fund may implement a significant portion of its derivatives strategy with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. A Fund may be required to provide more margin for its derivatives investments during periods of market disruptions or stress, which could negatively impact the Fund’s performance.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. BIM may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for a Fund.

Because many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying reference asset may result in a loss substantially greater than the amount invested in the derivative itself.

A Fund’s use of derivatives may be subject to special tax rules, which are in some cases uncertain under current law and could affect the amount, timing and character of distributions to shareholders. See “Dividends and Distributions” in the Prospectus.

When a derivative is used as a hedge against a position that a Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains, and in some cases, hedging can cause losses that are not offset by gains, and the Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions, which entail additional transaction costs, will be effective.

Risk of Swap Agreements. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements governing the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive), which could result in a Fund losing the benefits of the transactions. A Fund is required to post and collect variation margin (comprised of cash and/or specified liquid securities subject to haircuts) in connection with trading of OTC swaps. The Fund may also be subject to initial margin requirements. These requirements may raise the costs for a Fund’s investment in swaps.

Risk of Futures Contracts. A futures contract is an agreement between two parties to buy and sell a particular security or other asset for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract.

Futures contract prices, and the prices of the related contracts in which a Fund may trade, may be highly volatile. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged also creates risk.

Furthermore, the low margin deposits normally required in futures trading permit a high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor in such futures contract. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain exchanges limit fluctuations in certain futures contract prices during a single day through regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless market participants are willing to effect trades at or within the limit. Futures prices have occasionally moved to the daily limits for several consecutive days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures contract or option on a futures contract at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. The potential inability to liquidate futures positions creates the possibility of a Fund being unable to control its losses. Cash posted as margin in connection with a Fund’s futures contracts and options on futures contracts will not be available to the Fund for investment or other purposes. In addition, a Fund’s futures broker may limit the Fund’s ability to invest in certain futures contracts and/or options on futures contracts. Such restrictions may adversely affect a Fund’s performance and its ability to achieve its investment objective.

Risk of Options. Options transactions may involve the Fund’s buying or writing (selling) options on securities, futures contracts, securities indexes (including futures on securities indexes) or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire.

Options can generally be classified as either “call” or “put” options. A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return (by the amount of such premium) on the underlying security or other asset if the option is exercised, and results in a loss (equal to the amount of such premium) if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option (in each case taking into account any brokerage commission and other transaction costs). Since premiums on options having an exercise price close to the value of the underlying securities, assets or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract, asset or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

Valuation Risk. In certain circumstances, some of a Fund’s portfolio holdings may be valued on the basis of factors other than market quotations by employing the fair value procedures adopted by the Board. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem shares on days when a Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

Risk of Investing in Developed Countries. Investment in developed country issuers may subject a Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which a Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which a Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

Risk of Investing in Europe. Investing in securities of corporate issuers located in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of a Fund’s investments in the region. The United Kingdom (the “U.K.”) left the EU (“Brexit”) on January 31, 2020. During an 11-month transition period, the U.K. and EU reached an agreement on the terms of their future trading relationship effective January 1, 2021 (the “Trade and Cooperation Agreement”) and this agreement does not provide the U.K. with the same level of rights or access to all goods and services in the EU as the U.K. previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services and it is unlikely that such agreement will be concluded. Accordingly, uncertainty remains in certain areas as to the future relationship between the U.K. and the EU. Further discussions are to be held between the U.K. and the EU in relation to matters not covered by the trade agreement, such as financial services. A Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. From January 1, 2021, EU laws ceased to apply in the U.K. Many EU laws were assimilated into U.K. law, and these assimilated laws continue to apply until such time that they are repealed, replaced or amended. The U.K. government has enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that currently apply in the U.K. It is impossible to predict the consequences on a Fund and its investments. Such changes could be detrimental to the Fund and its investors. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which a Fund has exposure and any other assets in which a Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate its long-term exit from the EU and the terms of its future trading relationships.

Certain European countries have also developed increasingly strained relationships with the United States, and if these relations were to worsen, they could adversely affect European issuers that rely on the United States for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund’s investments.

Risk of Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (e.g., cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, sanctions, tariffs or cyberattacks on Russian entities or individuals could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. How long such military action and related events will last cannot be predicted. These and any related events could have significant impact on Fund performance and the value of an investment in the Funds.

Risk of Investing in North America. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which a Fund invests.

The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the United States, and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by a Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund.

Reliance on Trading Partners Risk. The economies of many countries in which a Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of a company in which a Fund invests and have a material adverse effect on a Fund’s performance.

General Considerations and Risks – Sector Rotation Fund

A discussion of some of the principal risks associated with an investment in the Fund is contained in the Fund’s Prospectus. An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor. The description of the general considerations and risks below applies to the Fund and the Underlying Funds, as applicable.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

High Yield Bonds. The Fund will invest in non-investment grade bonds. Non-investment grade or “high yield” fixed-income or convertible bonds, commonly known to investors as “junk bonds” or “high yield bonds,” are generally debt bonds that are rated below investment grade by one or more of the major rating agencies or similar securities that are unrated that BIM believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt bonds may be subject to greater risks than bonds that have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds will generally be in the lower rating categories of recognized rating agencies (rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by Standard & Poor’s® Global Ratings, a subsidiary of S&P Global (“S&P Global Ratings”) or Fitch Ratings, Inc. (“Fitch”)) or be unrated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The major risks of high yield bond investments include the following:

●	High yield bonds may be issued by less creditworthy issuers. These bonds are vulnerable to adverse changes in the issuer’s industry or to general economic conditions. Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

●	The issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover.

●	High yield bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit the Fund’s ability to fully recover principal, to receive interest payments when senior securities are in default or to receive restructuring benefits paid to holders of more senior classes of debt. Thus, investors in high yield bonds frequently have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

●	High yield bonds frequently have redemption features that permit an issuer to repurchase the bond from the Fund before it matures. If an issuer redeems the high yield bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

●	Prices of high yield bonds are subject to extreme fluctuations. Negative economic developments may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed-income securities.

●	Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. There are fewer dealers in the high yield bond market, and there may be significant differences in the prices quoted for high yield bonds by dealers, and such quotations may not be the actual prices available for a purchase or sale. Judgment may play a greater role in the prices and values generated for such bonds than in the case of securities trading in a more liquid market.

●	The secondary markets for high yield bonds are often not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds may be concentrated in relatively few market makers and, participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market (although the Fund’s ability to meet redemptions in kind may mitigate this risk). In fact, in certain stressed markets, ETFs that invest in high yield bonds such as the Fund may be more liquid than the underlying high yield markets. An illiquid secondary market may adversely affect the market price of the high yield bond, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such bonds, the relative lack of reliable objective data makes it more difficult to value such bonds, and judgment plays a more important role in determining such valuations.

●	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

●	The high yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these bonds and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

Securities of Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund intends from time to time to invest its assets in securities of investment companies, including, but not limited to, money market funds, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).

Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. The Rule could affect a Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Interest Rate Risk. If interest rates rise, the value of fixed-income bonds or other instruments held by the Fund would likely decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.

The recent historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets is uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.

Management Risk. The Fund is subject to the risk that the Adviser’s execution of the Fund’s investment strategy and asset allocation model may not produce the intended results.

Borrowing Risk. Borrowing may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio. Borrowing will cause the Fund to incur interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by certain Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. A fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and the Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of the Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.

Issuer Insolvency Risk. The Fund’s potential exposure to financially or operationally troubled issuers involves a high degree of credit and market risk, which may be heightened during an economic downturn or recession. Should an issuer of securities held by the Fund become involved in a bankruptcy proceeding, reorganization or financial restructuring, a wide variety of considerations make an evaluation of the outcome of the Fund’s exposure to the issuer uncertain.

During the period of a bankruptcy proceeding, reorganization or financial restructuring, it is unlikely that the Fund will receive any interest payments on the securities of the issuer. The Fund will be subject to significant uncertainty as to whether the reorganization or restructuring will be completed, and the Fund may bear certain extraordinary expenses to protect and recover its investment. The Fund will also be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the securities of the issuer held by the Fund will eventually be satisfied. Even if a plan of reorganization or restructuring is adopted with respect to the securities of the issuer held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such plan of reorganization or restructuring will not have a lower value or income potential than may have been anticipated or no value. The Fund may be unable to enforce its claims or rights in any collateral or may have its claims or security interest in any collateral challenged, disallowed or subordinated to the claims or security interests of other creditors. In addition, amendments to the U.S. Bankruptcy Code or other relevant laws could alter the expected outcome or introduce greater uncertainty regarding the outcome of the Fund’s securities holdings in the issuer. In a bankruptcy proceeding, a reorganization or restructuring, the securities of the issuer held by the Fund could be re-characterized or the Fund may receive different securities or other assets, including equity securities. These types of equity securities include, but are not limited to: common stock; preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; and depositary receipts. Equity securities are subject to changes in value, and their value may be more volatile than those of other asset classes. Holders of equity securities are subject to more risk than holders of debt securities because the status of equity holders is subordinate to debtholders in an issuer’s capital structure. The value of equity securities received by the Fund could decline if the financial condition of the issuer deteriorates or if overall market and economic conditions, or conditions within the issuer’s region or industry, deteriorate. Equity securities received by the Fund through a bankruptcy proceeding, reorganization or restructuring of an issuer would not be component securities of the Fund’s Index, which could subject the Fund to additional tracking error risk and potential tax consequences.

To the extent that the Fund receives other assets in connection with a bankruptcy proceeding, reorganization or financial restructuring, the Fund may also be subject to additional risks associated with the assets received. One example of assets that the Fund could receive is an interest in one or more loans made to the issuer as part of a workout agreed to by a consortium of lienholders and creditors of the issuer. The Fund may receive such interests in loans to the extent permitted by the 1940 Act.

Securities or other assets received in a reorganization or restructuring typically entail a higher degree of risk than investments in securities of issuers that have not undergone a reorganization or restructuring and may be subject to heavy selling or downward pricing pressure after completion of the reorganization or restructuring. The post-reorganization/restructuring assets and securities may also be illiquid and difficult to sell or value. If the Fund participates in negotiations with respect to a plan of reorganization or restructuring with respect to securities of the issuer held by the Fund, the Fund also may be restricted from disposing of such securities for a period of time. If the Fund becomes involved in such proceedings, the Fund may have more active participation in the affairs of the issuer than that assumed generally by an investor.

Focus Risk. Issuers in a single industry or sector can react similarly to market, currency, political, economic, regulatory, geopolitical, public health and other conditions, and the Fund’s performance will be affected by the conditions in the industries, sectors, countries, and regions to which the Fund is exposed.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment. Decreases in the number of financial institutions, including banks and broker-dealers willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, the Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments.

Certain types of investments, such as structured notes and non-investment grade debt instruments, as an example, may be especially subject to liquidity risk. Floating rate loans also generally are subject to legal or contractual restrictions on resale and may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt instruments at a fair price may have a negative impact on the Fund’s performance. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. In addition, in stressed market conditions, the market for Fund shares may become less liquid. Deterioration in the liquidity of Fund shares may adversely impact the liquidity of the Fund’s underlying portfolio securities. These adverse impacts on the liquidity of Fund shares and on the liquidity of the Fund’s underlying portfolio securities could in turn lead to differences between the market price of Fund shares and the underlying value of those shares.

Operational Risk. BIM and the Fund’s other service providers, as well as the Fund’s counterparties, may experience disruptions or operating errors such as processing errors, communication errors, or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BIM, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BIM or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Call Risk. During periods of falling interest rates, issuers of certain debt obligations may “call” or repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential. Also, if a security subject to call had been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Repurchase Agreement Risk. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Risk of Close-Out for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require entities that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on a counterparty’s close-out and cross-default rights in certain types of financial contracts, including agreements relating to swaps and other derivatives, repurchase agreements and securities lending transactions. The restrictions generally prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding with respect to an affiliate of the counterparty. By limiting the Fund’s ability to exercise certain contractual rights in the event of a counterparty’s (or its affiliate’s) insolvency, these requirements may increase credit risk and other risks to the Fund.

Derivatives Risk. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. An Underlying Fund may invest in derivatives to generate income, for investment purposes and for hedging and risk management purposes. Derivatives risk is generally more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, counterparty risk and currency risk. Derivatives, such as OTC derivatives, may be highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. Valuation risk is generally more pronounced when an Underlying Fund enters into OTC derivatives because there is generally less reliable, objective data available about the value of such derivatives. Incorrect valuations may result in increased cash payments to, or decreased cash payments from, counterparties than would otherwise have been required if the correct valuation were used, improper collateralization and/or errors in the calculation of the Underlying Fund’s NAV.

An Underlying Fund’s use of derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations.

For example, an OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Underlying Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms differently than the Underlying Fund, and if it does, the Underlying Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Underlying Fund, therefore, may be unable to obtain payments BIM believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Underlying Fund has incurred additional costs, such as litigation costs.

Certain derivatives transactions, including futures, options on futures, and cleared swaps, are required to be (or are capable of being) centrally cleared. A party to a cleared derivatives transaction is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. In the event of the insolvency of a clearinghouse, the Underlying Fund might experience a loss of funds deposited through its clearing member as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such an insolvency might also cause a substantial delay before the Underlying Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearinghouse. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments permitted under applicable regulations. Therefore, the Underlying Fund might not be fully protected in the event of the bankruptcy of the Underlying Fund’s clearing member because the Underlying Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearinghouse the amount of margin required by the clearinghouse for cleared derivatives, which amounts are generally held in an omnibus account at the clearinghouse for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each cleared swaps customer. However, if the clearing member does not accurately report the Underlying Fund’s initial margin with respect to any cleared swaps positions, the Underlying Fund is subject to the risk that a clearinghouse will use the Underlying Fund’s assets held in an omnibus account at the clearinghouse to satisfy payment obligations of a defaulting customer of the clearing member to the clearinghouse. In addition, clearing members generally provide to the clearinghouse the net amount of variation margin required for cleared derivatives for all of its customers in the aggregate by account class, rather than individually for each customer. The Underlying Fund is therefore subject to the risk that a clearinghouse will not make variation margin payments owed to the Underlying Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Underlying Fund will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Underlying Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Underlying Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Underlying Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Derivatives can be used for hedging (attempting to reduce risk of an investment position by offsetting that investment position with another) or non-hedging purposes, including to enhance returns. Hedging with derivatives may increase expenses, and there can be no assurance that a hedging strategy will be effective to reduce risk. If a hedging counterparty is unable or unwilling to make timely settlement payments or otherwise honor its obligations under a derivative used for hedging, the relevant Underlying Fund will have unhedged exposure to the underlying investment that the Underlying Fund intended to hedge, which could adversely impact the Underlying Fund. While hedging can reduce or eliminate the risk of losses, it can also reduce or eliminate the opportunity for gains, and hedging may cause or increase losses if the market moves in a manner different from that anticipated by the Underlying Fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments.

An Underlying Fund may implement a significant portion of its derivatives strategy with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Underlying Fund. The Underlying Fund may be required to provide more margin for its derivatives investments during periods of market disruptions or stress, which could negatively impact the Fund’s performance.

An Underlying Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. BIM may decide not to use derivatives to hedge or otherwise reduce the Underlying Fund’s risk exposures, potentially resulting in losses for the Underlying Fund.

Because many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying reference asset may result in a loss substantially greater than the amount invested in the derivative itself.

An Underlying Fund’s use of derivatives may be subject to special tax rules, which are in some cases uncertain under current law and could affect the amount, timing and character of distributions to shareholders. See “Dividends and Distributions” in the Prospectus.

Risk of Futures Contracts. A futures contract is an agreement between two parties to buy and sell a particular security or other asset for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract.

Futures contract prices, and the prices of the related contracts in which the Fund may trade, may be highly volatile. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged also creates risk.

Furthermore, the low margin deposits normally required in futures trading permit a high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor in such futures contract. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain exchanges limit fluctuations in certain futures contract prices during a single day through regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless market participants are willing to effect trades at or within the limit. Futures prices have occasionally moved to the daily limits for several consecutive days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures contract or option on a futures contract at such time, and, in the event of adverse price movements, a fund would continue to be required to make daily cash payments of variation margin. The potential inability to liquidate futures positions creates the possibility of a fund being unable to control its losses. Cash posted as margin in connection with the Fund’s futures contracts and options on futures contracts will not be available to the Fund for investment or other purposes. In addition, the Fund’s futures broker may limit the Fund’s ability to invest in certain futures contracts and/or options on futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

Risk of Options. Options transactions may involve the Fund’s buying or writing (selling) options on securities, futures contracts, securities indexes (including futures on securities indexes) or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire.

Options can generally be classified as either “call” or “put” options. A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return (by the amount of such premium) on the underlying security or other asset if the option is exercised, and results in a loss (equal to the amount of such premium) if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option (in each case taking into account any brokerage commission and other transaction costs). Since premiums on options having an exercise price close to the value of the underlying securities, assets or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract, asset or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

Risk of Swap Agreements. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements governing the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect such Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive), which could result in the Fund losing the benefits of the transactions. A fund is required to post and collect variation margin (comprised of cash and/or specified liquid securities subject to haircuts) in connection with trading of OTC swaps. The Fund may also be subject to initial margin requirements. These requirements may raise the costs for the Fund’s investment in swaps.

Valuation Risk. In certain circumstances, some of the Fund’s portfolio holdings may be valued on the basis of factors other than market quotations by employing the fair value procedures adopted by the Board. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause the Fund to value its investments incorrectly. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

Risk of Investing in Europe. Investing in securities of corporate issuers located in European countries may expose the Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of the Fund’s investments in the region. The United Kingdom (the “U.K.”) left the EU (“Brexit”) on January 31, 2020. During an 11-month transition period, the U.K. and EU reached an agreement on the terms of their future trading relationship effective January 1, 2021 (the “Trade and Cooperation Agreement”) and this agreement does not provide the U.K. with the same level of rights or access to all goods and services in the EU as the U.K. previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services and it is unlikely that such agreement will be concluded. Accordingly, uncertainty remains in certain areas as to the future relationship between the U.K. and the EU. Further discussions are to be held between the U.K. and the EU in relation to matters not covered by the trade agreement, such as financial services. The Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. From January 1, 2021, EU laws ceased to apply in the U.K. Many EU laws were assimilated into U.K. law, and these assimilated laws continue to apply until such time that they are repealed, replaced or amended. The U.K. government has enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that currently apply in the U.K. It is impossible to predict the consequences on the Fund and its investments. Such changes could be detrimental to the Fund and its investors. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate its long-term exit from the EU and the terms of its future trading relationships.

Certain European countries have also developed increasingly strained relationships with the United States, and if these relations were to worsen, they could adversely affect European issuers that rely on the United States for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund’s investments.

Risk of Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (e.g., cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, sanctions, tariffs or cyberattacks on Russian entities or individuals could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. How long such military action and related events will last cannot be predicted. These and any related events could have significant impact on Fund performance and the value of an investment in the Fund.

Risk of Investing in North America. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.

The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the United States, and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by the Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund.

Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of a company in which the Fund invests and have a material adverse effect on the Fund’s performance.

Risk of Investing in the Industrial Sector

The value of securities issued by companies in the industrial sector may be adversely affected by supply of and demand for both their specific products or services and for industrial sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, trade disputes, world events and economic conditions may affect the performance of companies in the industrial sector. The industrial sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrial sector can adversely affect the sector. Furthermore, companies in the industrial sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.

Risk of Investing in the Basic Materials Sub-Sector. Issuers in the basic materials sub-sector could be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, import controls and increased competition. Companies in the basic materials sub-sector may be subject to swift fluctuations in supply and demand. Fluctuations may be caused by events relating to political and economic developments, the environmental impact of basic materials operations, and the success of exploration projects. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the basic materials sub-sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, delays in technical progress, labor relations, tax and government regulations related to changes to, among other things, energy and environmental policies.

Risk of Investing in the Capital Goods Sub-Sector. Companies in the capital goods sub-sector may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. Companies in the capital goods sub-sector depend heavily on corporate spending. Companies in the capital goods sub-sector may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease due to weakening demand, worsening business cash flows, tighter credit controls and deteriorating profitability. During times of economic volatility, corporate spending may fall and adversely affect the capital goods sub-sector. This sub-sector may also be affected by changes in interest rates, corporate tax rates and other government policies. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.

Risk of Investing in the Transportation Sub-Sector. Companies in the transportation sub-sector may be adversely affected by changes in the economy, increases in fuel and operating costs, labor relations, technology developments, exchange rates, insurance costs, sector competition and government regulation. Companies in the transportation sub-sector are also affected by severe weather events, mass casualty accidents or environmental catastrophes, acts of terrorism and other similar events that target or damage transportation infrastructure or vessels, war or risk of war, widespread disruption of technology systems and increasing equipment and operational costs. Such global or regional events and conditions may adversely affect the operations, financial condition and liquidity of companies in the transportation sub-sector and cause insurance premiums to increase dramatically or result in insurance coverage becoming unavailable for certain business lines or assets. Securities of companies in the transportation sub-sector are generally cyclical and occasionally subject to sharp price movements.

Risk of Investing in the Telecommunications, Media and Technology Sector

The telecommunications, media and technology sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The telecommunications, media and technology sector can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the telecommunications, media and technology sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete. Companies in the telecommunications, media and technology sector may be affected by sector competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. In addition, while all companies may be susceptible to network security breaches, certain companies in the telecommunications, media and technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Risk of Investing in the Telecommunications Sub-Sector. Examples of companies in the telecommunications sub-sector include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. The telecommunications sub-sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may experience distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Finally, while all companies may be susceptible to network security breaches, certain companies in the telecommunications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.

Risk of Investing in the Media Sub-Sector. Companies in the media and entertainment sub-sector encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the media sub-sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Media companies are subject to risks that include cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, competition in the sub-sector and the potential for increased state and federal regulation. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a media company’s profitability. Advertising spending is an important source of revenue for media companies. During economic downturns, advertising spending typically decreases and, as a result, media companies tend to generate less revenue.

Companies in the media and entertainment sub-sector can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment sub-sector may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.

Risk of Investing in the Technology and Electronics Sub-Sector. Technology and electronics companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology and electronics sub-sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology and electronics companies in foreign markets. Technology and electronics companies may have limited product lines, markets, financial resources or personnel. The products of technology and electronics companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the technology and electronics sub-sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology and electronics sub-sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the technology and electronics sub-sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology and electronics sub-sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology and electronics sub-sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Risk of Investing in the Healthcare Sector

Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products.

Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.

In addition, because the products and services of many companies in the healthcare sector affect the health and well-being of many individuals, these companies are especially susceptible to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business. Healthcare companies may also be strongly affected by scientific biotechnology or technological developments, and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.

Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years, both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.

Risk of Investing in the Financial and REIT Sector

Companies in the financial and REIT sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, REITs, consumer finance firms, financial conglomerates and foreign banking and financial companies.

Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which the Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative or regulatory changes on any individual financial company or on the financial sector as a whole, such as the imposition of a financial transaction tax of transfers between financial institutions or the imposition of additional capital requirements, cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, bans on short sales, limits on prices and restrictions on currency transfers. Further, certain foreign jurisdictions may impose additional regulations, taxes and costs on financial institutions from other jurisdictions as a means of protecting domestic financial institutions. In addition, companies in the financial sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their businesses.

The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financial sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.

In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets, and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financial sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financial sector to decline in value.

Risk of Investing in the Insurance Sub-Sector. The insurance sub-sector is subject to extensive government regulation in some countries and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps or other changes in government regulation or tax law. Different segments of the insurance sub-sector can be significantly affected by changes in mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

Risk of Investing in the Real Estate Sub-Sector. Companies in the real estate sub-sector include companies that invest in real estate, such as REITs, real estate holding and operating companies or real estate development companies (collectively, “Real Estate Companies”). Investing in Real Estate Companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. The real estate sector is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Investing in Real Estate Companies involves various risks. Some risks that are specific to Real Estate Companies are discussed in greater detail below.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.

Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Real Estate Companies are also exposed to the risks normally associated with debt financing. Financial covenants related to a Real Estate Company’s leverage may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.

Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated and/or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to the length and expense of such proceedings, the validity of the terms of the applicable loan may not be recognized in foreclosure proceedings. Claims and defenses asserted by borrowers or other lenders may interfere with the enforcement of rights by a Real Estate Company. Parallel proceedings, such as bankruptcy, may also delay resolution and limit the amount of recovery on a foreclosed loan by a Real Estate Company even where the property underlying the loan is liquidated.

Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

Distressed Investment Risk. Real Estate Companies may invest in distressed, defaulted or out-of-favor bank loans. Identification and implementation by a Real Estate Company of loan modification and restructure programs involves a high degree of uncertainty. Even successful implementation may still require adverse compromises and may not prevent bankruptcy. Real Estate Companies may also invest in other debt instruments that may become non-performing, including the securities of companies with higher credit and market risk due to financial or operational difficulties. Higher risk securities may be less liquid and more volatile than the securities of companies not in distress.

Underlying Investment Risk. Real Estate Companies make investments in a variety of debt and equity instruments with varying risk profiles. For instance, Real Estate Companies may invest in debt instruments secured by commercial property that have higher risks of delinquency and foreclosure than loans on single family homes due to a variety of factors associated with commercial property, including the tie between income available to service debt and productive use of the property. Real Estate Companies may also invest in debt instruments and preferred equity that are junior in an issuer’s capital structure and that involve privately negotiated structures. Subordinated debt investments, such as B-Notes and mezzanine loans, involve a greater credit risk of default due to the need to service more senior debt of the issuer. Similarly, preferred equity investments involve a greater risk of loss than conventional debt financing due to their non-collateralized nature and subordinated ranking. Investments in senior loans may be effectively subordinated if the senior loan is pledged as collateral. The ability of a holder of junior claims to proceed against a defaulting issuer is circumscribed by the terms of the particular contractual arrangement, which vary considerably from transaction to transaction.

Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and voluntary liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.

Illiquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities, like the securities of small-capitalization companies, may be more volatile than, and perform differently from, shares of large-capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid, and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.

Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region or property type. Economic downturns affecting a particular region, sector or property type may lead to a high volume of defaults within a short period.

U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state, and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries. Because REITs often do not provide complete tax information until after the calendar year-end, the Fund may at times need to request permission to extend the deadline for issuing your tax reporting statement or supplement the information otherwise provided to you.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate income and values. In addition, quarterly compliance with regulations limiting the proportion of asset types held by a U.S. REIT may force certain Real Estate Companies to liquidate or restructure otherwise attractive investments. Some countries may not recognize REITs or comparable structures as a viable form of real estate funds.

Risk of Investing in the Energy Sector

Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, development of alternative energy sources, and other factors that they cannot control. These companies may also lack resources and have limited business lines. Energy companies may have relatively high levels of debt and may be more likely to restructure their businesses if there are downturns in certain energy markets or in the global economy. If an energy company in the Fund’s portfolio becomes distressed, the Fund could lose all or a substantial portion of its investment.

The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, OPEC policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. Commodity prices have recently been subject to increased volatility and declines, which may negatively affect companies in which the Fund invests.

Companies in the energy sector may be adversely affected by terrorism, hacks and cyber-security incidents, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in the oil sector or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest.

Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.

Risk of Investing in the Oil and Gas Sub-Sector. Companies in the oil and gas sub-sector are strongly affected by the levels and volatility of global energy prices, oil and gas supply and demand, government regulations and policies, oil and gas production and conservation efforts and technological change. The oil and gas sub-sector is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Prices and supplies of oil and gas may fluctuate significantly over short and long periods of time due to national and international political changes, OPEC policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economies of key energy-consuming countries. Disruptions in the oil and gas sub-sector or shifts in energy consumption may significantly impact companies in this sub-sector. For instance, significant oil and gas deposits are located in emerging market countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. In addition, the Middle East, where many companies in the oil and gas sub-sector may operate, has recently experienced widespread social unrest. Oil and gas companies operate in a highly competitive sub-sector, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Risk of Investing in the Exploration & Production Sub-Sector. Financial results of companies in the exploration and production sub-sector correlate closely to the prices they obtain for their products, such as oil, natural gas, and their chemical products. These prices have historically fluctuated wildly, and if prices decline, these companies’ operations, financial condition, cash slows, expenditure levels and quantity of estimated proved reserved attributable to their properties may be materially and adversely affected. Prices are set by global and local market forces not in these companies’ control. In addition, activities in this sub-sector are subject to risks outside the companies’ control, including the risk that drilling will not result in commercially viable oil or natural gas production. Exploration is inherently risky and subject to delays, misinterpretation of geologic or engineering data, unexpected geologic conditions or finding reserves of disappointing quality or quantity, which may result in significant losses.

Risk of Investing in the Gas Distribution Sub-Sector. Companies in the gas distribution sub-sector are generally highly dependent on companies in the exploration and production sub-sector, which means that material adverse impacts on the exploration and production sub-sector may have material adverse effects on companies in the gas distribution sub-sector. Lower prices of oil or natural gas could have a material adverse effect on these companies’ business, operating results, financial condition or ability to make distributions to investors, such as the Fund. The gas distribution sub-sector is highly competitive, with a large number of competitors, and companies’ customers may seek to compete with companies in this sub-sector.

Risk of Investing in the Oil Field Equipment & Services Sub-Sector. Companies in the oil field equipment and services sub-sector are highly dependent on activity levels on the oil and gas industry, which is significantly affected by volatile oil and gas prices, and other factors. This includes activity levels in offshore areas worldwide. Prolonged reductions in oil and natural gas prices could depress the immediate levels of exploration, development and production activity. Perceptions of longer-term lower oil and natural gas prices by oil and gas companies could similarly reduce or defer major expenditures given the long-term nature of many large-scale development projects. Lower levels of activity result in a corresponding decline in the demand for these companies’ services, which could have a material adverse effect on revenue and profitability. Oil and gas prices and market expectations of potential changes in these prices significantly affect this level of activity. However, increases in near-term commodity prices do not necessarily translate into increased offshore drilling activity since customers’ expectations of longer-term future commodity prices typically have a greater impact on demand for rigs. Consistent with this dynamic, customers may delay or cancel many exploration and development programs, resulting in reduced demand for services. Also, increased competition for customers’ drilling budgets could come from, among other areas, land-based energy markets worldwide. The availability of quality drilling prospects, exploration success, relative production costs, the stage of reservoir development and political and regulatory environments also affect customers’ drilling campaigns. Worldwide military, political and economic events have often contributed to oil and gas price volatility and are likely to do so in the future.

Risk of Investing in the Oil Refining & Marketing Sub-Sector. Business closings and layoffs in the markets in which a company in the oil refining and marketing sub-sector operates may adversely affect demand for refined products. Sustained deterioration of general economic conditions or persistent weak demand levels could require additional actions on a company’s part to lower its operating costs, including temporarily or permanently ceasing to operate units at its facilities. These companies’ revenues, profitability, cash flows and liquidity from operations depend primarily on the margin above operating expenses (including the cost of refinery feedstocks, such as crude oil, intermediate partially refined petroleum products, and natural gas liquids that are processed and blended into refined products) at which a company is able to sell refined products. Refining is primarily a margin-based business and, to increase profitability, it is important to maximize the yields of high value finished products while minimizing the costs of feedstock and operating expenses. An increase or decrease in the price of crude oil will likely result in a similar increase or decrease in prices for refined products; however, there may be a time lag in the realization, or no such realization, of the similar increase or decrease in prices for refined products. The effect of changes in crude oil prices on a company’s refining margins therefore depends in part on how quickly and how fully refined product prices adjust to reflect these changes.

Risk of Investing in the Utilities Sub-Sector. The utilities sub-sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities sub-sector is also subject to potential terrorist attacks, hacks and cyber-security incidents, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.

There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable. Deregulation may also permit a utility company to expand outside of its traditional lines of business and engage in riskier ventures.

Risk of Investing in the Consumer Cyclicals Sector

The Fund may invest in consumer cyclical companies, which rely heavily on business cycles and economic conditions. Consumer cyclical companies include automotive manufacturers, retail companies, and housing-related companies. The consumer cyclicals sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer tastes and trends, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.

Risk of Investing in the Automotive Sub-Sector. The automotive sub-sector can be highly cyclical, and companies in the automotive sub-sector may suffer periodic losses. The automotive sub-sector is also highly competitive and there may be, at times, excess capacity in the global and domestic automotive sub-sector. Over the last several decades, the U.S. automotive sub-sector has experienced periodic downturns; certain automotive companies required stimulus from the U.S. government, while others formed strategic industry alliances in order to weather the substantially difficult market conditions. In general, the automotive sub-sector is susceptible to labor disputes, product defect litigation, patent expiration, increased pension liabilities, rise in material or component prices and changing consumer tastes.

Risk of Investing in the Consumer Discretionary Sub-Sector. Companies engaged in the design, production or distribution of products or services for the consumer discretionary sub-sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sub-sector may outperform the consumer staples sub-sector, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sub-sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.

Risk of Investing in the Retail Sub-Sector. The retail sub-sector may be affected by changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences. Companies in the retail sub-sector face intense competition, which may have an adverse effect on their profitability. The success of companies in the retail sub-sector may be strongly affected by social trends, marketing campaigns and public perceptions. Companies in the retail sub-sector may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Retail companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others.

Risk of investing in the Consumer Non-Cyclicals Sector

Investments in the consumer non-cyclicals sector involve risks associated with companies that manufacture products and provide discretionary services directly to the consumer. Performance of companies in the consumer non-cyclicals sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer non-cyclicals sector are also affected by global economic, environmental and political events, and economic conditions. The products of consumer non-cyclical companies are subject to government regulation which may negatively impact such companies’ performance.

Risk of Investing in the Consumer Services Sub-Sector. The success of firms in the consumer services sub-sector and certain retailers (including food and beverage, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services sub-sector depends heavily on disposable household income and consumer spending. Companies in the consumer services sub-sector may be subject to severe competition, which may also have an adverse impact on their profitability. Companies in the consumer services sub-sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Changes in demographics and consumer preferences may affect the success of consumer service providers.

Risk of Investing in the Consumer Staples Sub-Sector. Companies in the consumer staples sub-sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sub-sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sub-sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sub-sector may be subject to severe competition, which may also have an adverse impact on their profitability.

General Considerations and Risks – Credit Ratings Fund

A discussion of some of the principal risks associated with an investment in a Credit Ratings Fund is contained in each Fund’s Prospectus. An investment in a Credit Ratings Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.

Borrowing Risk. Borrowing may exaggerate changes in the NAV of Fund shares and in the return on a Fund’s portfolio. Borrowing will cause a Fund to incur interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by certain Funds may “call” or repay the security before its stated maturity, and a Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features. Also, if a security subject to call had been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

Illiquid Investments Risk. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and a Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.

Issuer Insolvency Risk. Each Fund’s potential exposure to financially or operationally troubled issuers involves a high degree of credit and market risk, which may be heightened during an economic downturn or recession. Should an issuer of securities held by a Fund become involved in a bankruptcy proceeding, reorganization or financial restructuring, a wide variety of considerations make an evaluation of the outcome of a Fund’s exposure to the issuer uncertain.

During the period of a bankruptcy proceeding, reorganization or financial restructuring, it is unlikely that each Fund will receive any interest payments on the securities of the issuer. Each Fund will be subject to significant uncertainty as to whether the reorganization or restructuring will be completed, and each Fund may bear certain extraordinary expenses to protect and recover its investment. Each Fund will also be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the securities of the issuer held by each Fund will eventually be satisfied. Even if a plan of reorganization or restructuring is adopted with respect to the securities of the issuer held by each Fund, there can be no assurance that the securities or other assets received by each Fund in connection with such plan of reorganization or restructuring will not have a lower value or income potential than may have been anticipated or no value. A Fund may be unable to enforce its claims or rights in any collateral or may have its claims or security interest in any collateral challenged, disallowed or subordinated to the claims or security interests of other creditors. In addition, amendments to the U.S. Bankruptcy Code or other relevant laws could alter the expected outcome or introduce greater uncertainty regarding the outcome of each Fund’s securities holdings in the issuer. In a bankruptcy proceeding, a reorganization or restructuring, the securities of the issuer held by each Fund could be re-characterized or each Fund may receive different securities or other assets, including equity securities. These types of equity securities include, but are not limited to: common stock; preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; and depositary receipts. Equity securities are subject to changes in value, and their value may be more volatile than those of other asset classes. Holders of equity securities are subject to more risk than holders of debt securities because the status of equity holders is subordinate to debtholders in an issuer’s capital structure. The value of equity securities received by each Fund could decline if the financial condition of the issuer deteriorates or if overall market and economic conditions, or conditions within the issuer’s region or industry, deteriorate. Equity securities received by a Fund through a bankruptcy proceeding, reorganization or restructuring of an issuer would not be component securities of a Fund’s Credit Ratings Index, which could subject a Fund to additional tracking error risk and potential tax consequences.

To the extent that each Fund receives other assets in connection with a bankruptcy proceeding, reorganization or financial restructuring, each Fund may also be subject to additional risks associated with the assets received. One example of assets that each Fund could receive is an interest in one or more loans made to the issuer as part of a workout agreed to by a consortium of lienholders and creditors of the issuer. A Fund may receive such interests in loans to the extent permitted by the 1940 Act.

Securities or other assets received in a reorganization or restructuring typically entail a higher degree of risk than investments in securities of issuers that have not undergone a reorganization or restructuring and may be subject to heavy selling or downward pricing pressure after completion of the reorganization or restructuring. The post-reorganization/restructuring assets and securities may also be illiquid and difficult to sell or value. If each Fund participates in negotiations with respect to a plan of reorganization or restructuring with respect to securities of the issuer held by each Fund, each Fund also may be restricted from disposing of such securities for a period of time. If a Fund becomes involved in such proceedings, the Fund may have more active participation in the affairs of the issuer than that assumed generally by an investor.

Focus Risk. Issuers in a single industry or sector can react similarly to market, currency, political, economic, regulatory, geopolitical, public health and other conditions, and a Fund’s performance will be affected by the conditions in the industries, sectors, countries, and regions to which the Fund is exposed.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment. Decreases in the number of financial institutions, including banks and broker-dealers willing to make markets (match up sellers and buyers) in a Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by a Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, the Funds, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as a Fund could exacerbate a Fund’s exposure to liquidity risk. A Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by a Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of a Fund’s investments.

Certain types of investments, such as structured notes and non-investment grade debt instruments, as an example, may be especially subject to liquidity risk. Floating rate loans also generally are subject to legal or contractual restrictions on resale and may trade infrequently on the secondary market. The value of the loan to a Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt instruments at a fair price may have a negative impact on a Fund’s performance. Securities or other assets in which a Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time a Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if a Fund is forced to sell investments in a down market. In addition, in stressed market conditions, the market for Fund shares may become less liquid. Deterioration in the liquidity of Fund shares may adversely impact the liquidity of a Fund’s underlying portfolio securities. These adverse impacts on the liquidity of Fund shares and on the liquidity of a Fund’s underlying portfolio securities could in turn lead to differences between the market price of Fund shares and the underlying value of those shares.

Operational Risk. BIM and a Fund’s other service providers, as well as a Fund’s counterparties, may experience disruptions or operating errors such as processing errors, communication errors, or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BIM, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BIM or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Repurchase Agreement Risk. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, a Fund may lose money.

Risk of Close-Out for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require entities that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default rights in certain types of financial contracts, including agreements relating to swaps and other derivatives, repurchase agreements and securities lending transactions. The restrictions generally prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding with respect to an affiliate of the counterparty. By limiting a Fund’s ability to exercise certain contractual rights in the event of a counterparty’s (or its affiliate’s) insolvency, these requirements may increase credit risk and other risks to the Fund.

Derivatives Risk. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. A Fund may invest in derivatives to generate income, for investment purposes and for hedging and risk management purposes. Derivatives risk is generally more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by a Fund.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, counterparty risk and currency risk. Derivatives, such as OTC derivatives, may be highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. Valuation risk is generally more pronounced when a Fund enters into OTC derivatives because there is generally less reliable, objective data available about the value of such derivatives. Incorrect valuations may result in increased cash payments to, or decreased cash payments from, counterparties than would otherwise have been required if the correct valuation were used, improper collateralization and/or errors in the calculation of a Fund’s NAV.

A Fund’s use of derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. For example, an OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, a Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms differently than a Fund, and if it does, a Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. A Fund, therefore, may be unable to obtain payments BIM believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after a Fund has incurred additional costs, such as litigation costs.

Certain derivatives transactions, including futures, options on futures, and cleared swaps, are required to be (or are capable of being) centrally cleared. A party to a cleared derivatives transaction is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. In the event of the insolvency of a clearinghouse, a Fund might experience a loss of funds deposited through its clearing member as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such an insolvency might also cause a substantial delay before a Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearinghouse. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments permitted under applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearinghouse the amount of margin required by the clearinghouse for cleared derivatives, which amounts are generally held in an omnibus account at the clearinghouse for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each cleared swaps customer. However, if the clearing member does not accurately report a Fund’s initial margin with respect to any cleared swaps positions, the Fund is subject to the risk that a clearinghouse will use the Fund’s assets held in an omnibus account at the clearinghouse to satisfy payment obligations of a defaulting customer of the clearing member to the clearinghouse. In addition, clearing members generally provide to the clearinghouse the net amount of variation margin required for cleared derivatives for all of its customers in the aggregate by account class, rather than individually for each customer. A Fund is therefore subject to the risk that a clearinghouse will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Derivatives can be used for hedging (attempting to reduce risk of an investment position by offsetting that investment position with another) or non-hedging purposes, including to enhance returns. Hedging with derivatives may increase expenses, and there can be no assurance that a hedging strategy will be effective to reduce risk. If a hedging counterparty is unable or unwilling to make timely settlement payments or otherwise honor its obligations under a derivative used for hedging, the relevant Fund will have unhedged exposure to the underlying investment that a Fund intended to hedge, which could adversely impact a Fund. While hedging can reduce or eliminate the risk of losses, it can also reduce or eliminate the opportunity for gains, and hedging may cause or increase losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments.

A Fund may implement a significant portion of its derivatives strategy with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. A Fund may be required to provide more margin for its derivatives investments during periods of market disruptions or stress, which could negatively impact the Fund’s performance.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. BIM may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for a Fund.

Because many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying reference asset may result in a loss substantially greater than the amount invested in the derivative itself.

A Fund’s use of derivatives may be subject to special tax rules, which are in some cases uncertain under current law and could affect the amount, timing and character of distributions to shareholders. See “Dividends and Distributions” in the Prospectus.

Risk of Swap Agreements. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements governing the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive), which could result in a Fund losing the benefits of the transactions. A Fund is required to post and collect variation margin (comprised of cash and/or specified liquid securities subject to haircuts) in connection with trading of OTC swaps. The Fund may also be subject to initial margin requirements. These requirements may raise the costs for a Fund’s investment in swaps.

Risk of Futures Contracts. A futures contract is an agreement between two parties to buy and sell a particular security or other asset for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract.

Futures contract prices, and the prices of the related contracts in which the Fund may trade, may be highly volatile. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged also creates risk.

Furthermore, the low margin deposits normally required in futures trading permit a high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor in such futures contract. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain exchanges limit fluctuations in certain futures contract prices during a single day through regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless market participants are willing to effect trades at or within the limit. Futures prices have occasionally moved to the daily limits for several consecutive days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures contract or option on a futures contract at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. The potential inability to liquidate futures positions creates the possibility of the Fund being unable to control its losses. Cash posted as margin in connection with the Fund’s futures contracts and options on futures contracts will not be available to the Fund for investment or other purposes. In addition, the Fund’s futures broker may limit the Fund’s ability to invest in certain futures contracts and/or options on futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

Risk of Options. Options transactions may involve the Fund’s buying or writing (selling) options on securities, futures contracts, securities indexes (including futures on securities indexes) or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire.

Options can generally be classified as either “call” or “put” options. A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return (by the amount of such premium) on the underlying security or other asset if the option is exercised, and results in a loss (equal to the amount of such premium) if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option (in each case taking into account any brokerage commission and other transaction costs). Since premiums on options having an exercise price close to the value of the underlying securities, assets or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract, asset or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

Valuation Risk. In certain circumstances, some of a Fund’s portfolio holdings may be valued on the basis of factors other than market quotations by employing the fair value procedures adopted by the Board. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem shares on days when a Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

Risk of Investing in Developed Countries. Investment in developed country issuers may subject a Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which a Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which a Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

Risk of Investing in Europe. Investing in securities of corporate issuers located in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of a Fund’s investments in the region. The United Kingdom (the “U.K.”) left the EU (“Brexit”) on January 31, 2020. During an 11-month transition period, the U.K. and EU reached an agreement on the terms of their future trading relationship effective January 1, 2021 (the “Trade and Cooperation Agreement”) and this agreement does not provide the U.K. with the same level of rights or access to all goods and services in the EU as the U.K. previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services and it is unlikely that such agreement will be concluded. Accordingly, uncertainty remains in certain areas as to the future relationship between the U.K. and the EU. Further discussions are to be held between the U.K. and the EU in relation to matters not covered by the trade agreement, such as financial services. A Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. From January 1, 2021, EU laws ceased to apply in the U.K. Many EU laws were assimilated into U.K. law, and these assimilated laws continue to apply until such time that they are repealed, replaced or amended. The U.K. government has enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that currently apply in the U.K. It is impossible to predict the consequences on a Fund and its investments. Such changes could be detrimental to the Fund and its investors. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which a Fund has exposure and any other assets in which a Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate its long-term exit from the EU and the terms of its future trading relationships.

Certain European countries have also developed increasingly strained relationships with the United States, and if these relations were to worsen, they could adversely affect European issuers that rely on the United States for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund’s investments.

Risk of Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (e.g., cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, sanctions, tariffs or cyberattacks on Russian entities or individuals could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. How long such military action and related events will last cannot be predicted. These and any related events could have significant impact on Fund performance and the value of an investment in the Funds.

Risk of Investing in North America. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which a Fund invests.

The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the United States, and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by a Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund.

Reliance on Trading Partners Risk. The economies of many countries in which a Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of a company in which a Fund invests and have a material adverse effect on a Fund’s performance.

General Considerations and Risks – EMB Fund

A discussion of some of the principal risks associated with an investment in the EMB Fund is contained in the Fund’s Prospectus. An investment in the EMB Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.

Emerging Markets Risks. The Fund may invest in securities of issuers domiciled in emerging market countries. Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) companies, custodians, clearinghouses, foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) there may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign parties; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (xi) lack of financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. The Fund is not actively managed and does not select investments based on investor protection considerations.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging market countries and may increase the expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

The Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Borrowing Risk. Borrowing may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio. Borrowing will cause the Fund to incur interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features. Also, if a security subject to call had been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

Risk of Investing in Eastern Europe. Investing in the securities of issuers located or operating in Eastern Europe is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Certain Eastern European countries have high public debt levels, significant underground economies, high unemployment and emigration of skilled workers. Such countries generally have a history of political instability, limited infrastructure and an inefficient public sector prone to endemic corruption. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled.

Many Eastern European countries continue to move toward market economies at different paces with different characteristics. Many Eastern European securities markets are generally underdeveloped with low, irregular trading volumes, dubious investor protections, and often a dearth of reliable corporate information. Eastern European securities markets are generally subject to less government supervision and regulation and may be less liquid and more volatile than securities markets in the United States or Western European countries. Legal institutions governing private and foreign investments and private property may be relatively nascent, inefficient, and unevenly enforced or inequitably enforced. Certain Eastern European governments may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the Fund’s investments. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor.

Eastern European economies may also be particularly susceptible to changes in the international credit markets due to their reliance on bank related inflows of capital. Changes to the economies of countries with substantial foreign direct investment in certain Eastern European countries may negatively affect the region’s economy. The economy of certain Eastern European countries may be adversely affected by global prices for manufactured goods or commodity price declines to the extent that a country relies on the export of such products.

Geopolitical events, including war, and other instability in certain Eastern European countries may cause uncertainty in the region’s financial markets and adversely affect the performance of the issuers to which the Fund has exposure. These markets may be particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia has historically asserted its influence in the region using diplomatic, informational, military, and economic (DIME) instruments of national power, as it did with Georgia in the summer of 2008 and Ukraine beginning in 2014, and most recently on February 24, 2022.

Risk of Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (e.g., cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, sanctions, tariffs or cyberattacks on Russian entities or individuals could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. How long such military action and related events will last cannot be predicted. These and any related events could have significant impact on Fund performance and the value of an investment in the Funds.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and the Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of the Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.

Issuer Insolvency Risk. The Fund’s potential exposure to financially or operationally troubled issuers involves a high degree of credit and market risk, which may be heightened during an economic downturn or recession. Should an issuer of securities held by the Fund become involved in a bankruptcy proceeding, reorganization or financial restructuring, a wide variety of considerations make an evaluation of the outcome of the Fund’s exposure to the issuer uncertain.

During the period of a bankruptcy proceeding, reorganization or financial restructuring, it is unlikely that the Fund will receive any interest payments on the securities of the issuer. The Fund will be subject to significant uncertainty as to whether the reorganization or restructuring will be completed, and the Fund may bear certain extraordinary expenses to protect and recover its investment. The Fund will also be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the securities of the issuer held by the Fund will eventually be satisfied. Even if a plan of reorganization or restructuring is adopted with respect to the securities of the issuer held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such plan of reorganization or restructuring will not have a lower value or income potential than may have been anticipated or no value. The Fund may be unable to enforce its claims or rights in any collateral or may have its claims or security interest in any collateral challenged, disallowed or subordinated to the claims or security interests of other creditors. In addition, amendments to the U.S. Bankruptcy Code or other relevant laws could alter the expected outcome or introduce greater uncertainty regarding the outcome of the Fund’s securities holdings in the issuer. In a bankruptcy proceeding, a reorganization or restructuring, the securities of the issuer held by the Fund could be re-characterized or the Fund may receive different securities or other assets, including equity securities. These types of equity securities include, but are not limited to: common stock; preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; and depositary receipts. Equity securities are subject to changes in value, and their value may be more volatile than those of other asset classes. Holders of equity securities are subject to more risk than holders of debt securities because the status of equity holders is subordinate to debtholders in an issuer’s capital structure. The value of equity securities received by the Fund could decline if the financial condition of the issuer deteriorates or if overall market and economic conditions, or conditions within the issuer’s region or industry, deteriorate. Equity securities received by the Fund through a bankruptcy proceeding, reorganization or restructuring of an issuer would not be component securities of the Fund’s EMB Index, which could subject the Fund to additional tracking error risk and potential tax consequences.

To the extent that the Fund receives other assets in connection with a bankruptcy proceeding, reorganization or financial restructuring, the Fund may also be subject to additional risks associated with the assets received. One example of assets that the Fund could receive is an interest in one or more loans made to the issuer as part of a workout agreed to by a consortium of lienholders and creditors of the issuer. The Fund may receive such interests in loans to the extent permitted by the 1940 Act.

Securities or other assets received in a reorganization or restructuring typically entail a higher degree of risk than investments in securities of issuers that have not undergone a reorganization or restructuring and may be subject to heavy selling or downward pricing pressure after completion of the reorganization or restructuring. The post-reorganization/restructuring assets and securities may also be illiquid and difficult to sell or value. If the Fund participates in negotiations with respect to a plan of reorganization or restructuring with respect to securities of the issuer held by the Fund, the Fund also may be restricted from disposing of such securities for a period of time. If the Fund becomes involved in such proceedings, the Fund may have more active participation in the affairs of the issuer than that assumed generally by an investor.

Focus Risk. Issuers in a single industry or sector can react similarly to market, currency, political, economic, regulatory, geopolitical, public health and other conditions, and the Fund’s performance will be affected by the conditions in the industries, sectors, countries, and regions to which the Fund is exposed.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment. Decreases in the number of financial institutions, including banks and broker-dealers willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, the Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments.

Certain types of investments, such as structured notes and non-investment grade debt instruments, as an example, may be especially subject to liquidity risk. Floating rate loans also generally are subject to legal or contractual restrictions on resale and may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt instruments at a fair price may have a negative impact on the Fund’s performance. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. In addition, in stressed market conditions, the market for Fund shares may become less liquid. Deterioration in the liquidity of Fund shares may adversely impact the liquidity of the Fund’s underlying portfolio securities. These adverse impacts on the liquidity of Fund shares and on the liquidity of the Fund’s underlying portfolio securities could in turn lead to differences between the market price of Fund shares and the underlying value of those shares.

Operational Risk. BIM and the Fund’s other service providers, as well as the Fund’s counterparties, may experience disruptions or operating errors such as processing errors, communication errors, or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BIM, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BIM or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Repurchase Agreement Risk. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Risk of Close-Out for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require entities that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default rights in certain types of financial contracts, including agreements relating to swaps and other derivatives, repurchase agreements and securities lending transactions. The restrictions generally prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding with respect to an affiliate of the counterparty. By limiting a Fund’s ability to exercise certain contractual rights in the event of a counterparty’s (or its affiliate’s) insolvency, these requirements may increase credit risk and other risks to the Fund.

Derivatives Risk. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. The Fund may invest in derivatives to generate income, for investment purposes and for hedging and risk management purposes. Derivatives risk is generally more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, counterparty risk and currency risk. Derivatives, such as OTC derivatives, may be highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. Valuation risk is generally more pronounced when the Fund enters into OTC derivatives because there is generally less reliable, objective data available about the value of such derivatives. Incorrect valuations may result in increased cash payments to, or decreased cash payments from, counterparties than would otherwise have been required if the correct valuation were used, improper collateralization and/or errors in the calculation of the Fund’s NAV.

The Fund’s use of derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. For example, an OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments BIM believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred additional costs, such as litigation costs.

Certain derivatives transactions, including futures, options on futures, and cleared swaps, are required to be (or are capable of being) centrally cleared. A party to a cleared derivatives transaction is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. In the event of the insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its clearing member as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such an insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearinghouse. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments permitted under applicable regulations. Therefore, the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearinghouse the amount of margin required by the clearinghouse for cleared derivatives, which amounts are generally held in an omnibus account at the clearinghouse for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each cleared swaps customer. However, if the clearing member does not accurately report the Fund’s initial margin with respect to any cleared swaps positions, the Fund is subject to the risk that a clearinghouse will use the Fund’s assets held in an omnibus account at the clearinghouse to satisfy payment obligations of a defaulting customer of the clearing member to the clearinghouse. In addition, clearing members generally provide to the clearinghouse the net amount of variation margin required for cleared derivatives for all of its customers in the aggregate by account class, rather than individually for each customer. The Fund is therefore subject to the risk that a clearinghouse will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Derivatives can be used for hedging (attempting to reduce risk of an investment position by offsetting that investment position with another) or non-hedging purposes, including to enhance returns. Hedging with derivatives may increase expenses, and there can be no assurance that a hedging strategy will be effective to reduce risk. If a hedging counterparty is unable or unwilling to make timely settlement payments or otherwise honor its obligations under a derivative used for hedging, the relevant Fund will have unhedged exposure to the underlying investment that the Fund intended to hedge, which could adversely impact the Fund. While hedging can reduce or eliminate the risk of losses, it can also reduce or eliminate the opportunity for gains, and hedging may cause or increase losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments.

The Fund may implement a significant portion of its derivatives strategy with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. The Fund may be required to provide more margin for its derivatives investments during periods of market disruptions or stress, which could negatively impact the Fund’s performance.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. BIM may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Because many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying reference asset may result in a loss substantially greater than the amount invested in the derivative itself.

The Fund’s use of derivatives may be subject to special tax rules, which are in some cases uncertain under current law and could affect the amount, timing and character of distributions to shareholders. See “Dividends and Distributions” in the Prospectus.

Risk of Swap Agreements. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements governing the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect such Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive), which could result in the Fund losing the benefits of the transactions. The Fund is required to post and collect variation margin (comprised of cash and/or specified liquid securities subject to haircuts) in connection with trading of OTC swaps. The Fund may also be subject to initial margin requirements. These requirements may raise the costs for the Fund’s investment in swaps.

Risk of Futures Contracts. A futures contract is an agreement between two parties to buy and sell a particular security or other asset for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract.

Futures contract prices, and the prices of the related contracts in which the Fund may trade, may be highly volatile. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged also creates risk.

Furthermore, the low margin deposits normally required in futures trading permit a high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor in such futures contract. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain exchanges limit fluctuations in certain futures contract prices during a single day through regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless market participants are willing to effect trades at or within the limit. Futures prices have occasionally moved to the daily limits for several consecutive days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures contract or option on a futures contract at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The potential inability to liquidate futures positions creates the possibility of the Fund being unable to control its losses. Cash posted as margin in connection with the Fund’s futures contracts and options on futures contracts will not be available to the Fund for investment or other purposes. In addition, the Fund’s futures broker may limit the Fund’s ability to invest in certain futures contracts and/or options on futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

Risk of Options. Options transactions may involve the Fund’s buying or writing (selling) options on securities, futures contracts, securities indexes (including futures on securities indexes) or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire.

Options can generally be classified as either “call” or “put” options. A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return (by the amount of such premium) on the underlying security or other asset if the option is exercised, and results in a loss (equal to the amount of such premium) if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option (in each case taking into account any brokerage commission and other transaction costs). Since premiums on options having an exercise price close to the value of the underlying securities, assets or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract, asset or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

Valuation Risk. In certain circumstances, some of the Fund’s portfolio holdings may be valued on the basis of factors other than market quotations by employing the fair value procedures adopted by the Board. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause the Fund to value its investments incorrectly. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

Risk of Investing in Europe. Investing in securities of corporate issuers located in European countries may expose the Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of the Fund’s investments in the region. The United Kingdom (the “U.K.”) left the EU (“Brexit”) on January 31, 2020. During an 11-month transition period, the U.K. and EU reached an agreement on the terms of their future trading relationship effective January 1, 2021 (the “Trade and Cooperation Agreement”) and this agreement does not provide the U.K. with the same level of rights or access to all goods and services in the EU as the U.K. previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services and it is unlikely that such agreement will be concluded. Accordingly, uncertainty remains in certain areas as to the future relationship between the U.K. and the EU. Further discussions are to be held between the U.K. and the EU in relation to matters not covered by the trade agreement, such as financial services. The Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. From January 1, 2021, EU laws ceased to apply in the U.K. Many EU laws were assimilated into U.K. law, and these assimilated laws continue to apply until such time that they are repealed, replaced or amended. The U.K. government has enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that currently apply in the U.K. It is impossible to predict the consequences on the Fund and its investments. Such changes could be detrimental to the Fund and its investors. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate its long-term exit from the EU and the terms of its future trading relationships.

Certain European countries have also developed increasingly strained relationships with the United States, and if these relations were to worsen, they could adversely affect European issuers that rely on the United States for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund’s investments.

Risk of Investing in North America. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.

The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the United States, and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by the Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund.

Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of a company in which the Fund invests and have a material adverse effect on the Fund’s performance.

Risk of Investing in Various Sectors. The countries included in the EMB Index may participate in a variety of sectors of the economy, and commercial and government issuers in those countries are subject to the risks of those sectors. While the Fund does not invest directly in commercial issuers in these countries, the economies of EMB Index countries may be impacted by developments in these sectors. The value of securities issued by companies may be adversely affected by supply of and demand for both their specific products or services and for products in general. Government regulations, trade disputes, world events and economic conditions, technological changes, exchange rate fluctuations, social and political unrest, import controls and increased competition may affect the performance of companies. These sectors may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials can adversely affect a sector. Furthermore, companies may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.

General Considerations and Risks – Treasury Funds

A discussion of some of the principal risks associated with an investment in a Treasury Fund is contained in each Fund’s Prospectus. An investment in a Treasury Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.

Borrowing Risk. Borrowing may exaggerate changes in the NAV of Fund shares and in the return on a Fund’s portfolio. Borrowing will cause a Fund to incur interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by certain Funds may “call” or repay the security before its stated maturity, and a Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features. Also, if a security subject to call had been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

Illiquid Investments Risk. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and a Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment. Decreases in the number of financial institutions, including banks and broker-dealers willing to make markets (match up sellers and buyers) in a Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by a Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, the Funds, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as a Fund could exacerbate a Fund’s exposure to liquidity risk. A Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by a Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of a Fund’s investments.

Certain types of investments, such as structured notes and non-investment grade debt instruments, as an example, may be especially subject to liquidity risk. Floating rate loans also generally are subject to legal or contractual restrictions on resale and may trade infrequently on the secondary market. The value of the loan to a Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt instruments at a fair price may have a negative impact on a Fund’s performance. Securities or other assets in which a Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time a Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if a Fund is forced to sell investments in a down market. In addition, in stressed market conditions, the market for Fund shares may become less liquid. Deterioration in the liquidity of Fund shares may adversely impact the liquidity of a Fund’s underlying portfolio securities. These adverse impacts on the liquidity of Fund shares and on the liquidity of a Fund’s underlying portfolio securities could in turn lead to differences between the market price of Fund shares and the underlying value of those shares.

Operational Risk. BIM and a Fund’s other service providers, as well as a Fund’s counterparties, may experience disruptions or operating errors such as processing errors, communication errors, or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BIM, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BIM or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Repurchase Agreement Risk. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, a Fund may lose money.

Risk of Close-Out for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require entities that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default rights in certain types of financial contracts, including agreements relating to swaps and other derivatives, repurchase agreements and securities lending transactions. The restrictions generally prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit a Fund from exercising default rights due to a receivership or similar proceeding with respect to an affiliate of the counterparty. By limiting a Fund’s ability to exercise certain contractual rights in the event of a counterparty’s (or its affiliate’s) insolvency, these requirements may increase credit risk and other risks to the Fund.

Derivatives Risk. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. The Fund may invest in derivatives to generate income, for investment purposes and for hedging and risk management purposes. Derivatives risk is generally more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, counterparty risk and currency risk. Derivatives, such as OTC derivatives, may be highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. Valuation risk is generally more pronounced when the Fund enters into OTC derivatives because there is generally less reliable, objective data available about the value of such derivatives. Incorrect valuations may result in increased cash payments to, or decreased cash payments from, counterparties than would otherwise have been required if the correct valuation were used, improper collateralization and/or errors in the calculation of the Fund’s NAV.

The Fund’s use of derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. For example, an OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments BIM believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred additional costs, such as litigation costs.

Certain derivatives transactions, including futures, options on futures, and cleared swaps, are required to be (or are capable of being) centrally cleared. A party to a cleared derivatives transaction is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. In the event of the insolvency of a clearinghouse, a Fund might experience a loss of funds deposited through its clearing member as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such an insolvency might also cause a substantial delay before a Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearinghouse. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments permitted under applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearinghouse the amount of margin required by the clearinghouse for cleared derivatives, which amounts are generally held in an omnibus account at the clearinghouse for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each cleared swaps customer. However, if the clearing member does not accurately report a Fund’s initial margin with respect to any cleared swaps positions, the Fund is subject to the risk that a clearinghouse will use the Fund’s assets held in an omnibus account at the clearinghouse to satisfy payment obligations of a defaulting customer of the clearing member to the clearinghouse. In addition, clearing members generally provide to the clearinghouse the net amount of variation margin required for cleared derivatives for all of its customers in the aggregate by account class, rather than individually for each customer. A Fund is therefore subject to the risk that a clearinghouse will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Derivatives can be used for hedging (attempting to reduce risk of an investment position by offsetting that investment position with another) or non-hedging purposes, including to enhance returns. Hedging with derivatives may increase expenses, and there can be no assurance that a hedging strategy will be effective to reduce risk. If a hedging counterparty is unable or unwilling to make timely settlement payments or otherwise honor its obligations under a derivative used for hedging, the relevant Fund will have unhedged exposure to the underlying investment that the Fund intended to hedge, which could adversely impact the Fund. While hedging can reduce or eliminate the risk of losses, it can also reduce or eliminate the opportunity for gains, and hedging may cause or increase losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments.

The Fund may implement a significant portion of its derivatives strategy with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. The Fund may be required to provide more margin for its derivatives investments during periods of market disruptions or stress, which could negatively impact the Fund’s performance.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. BIM may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Because many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying reference asset may result in a loss substantially greater than the amount invested in the derivative itself.

The Fund’s use of derivatives may be subject to special tax rules, which are in some cases uncertain under current law and could affect the amount, timing and character of distributions to shareholders. See “Dividends and Distributions” in the Prospectus.

Risk of Futures Contracts. A futures contract is an agreement between two parties to buy and sell a particular security or other asset for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract.

Futures contract prices, and the prices of the related contracts in which the Funds may trade, may be highly volatile. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged also creates risk.

Furthermore, the low margin deposits normally required in futures trading permit a high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor in such futures contract. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain exchanges limit fluctuations in certain futures contract prices during a single day through regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices to the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless market participants are willing to effect trades at or within the limit. Futures prices have occasionally moved to the daily limits for several consecutive days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures contract or option on a futures contract at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. The potential inability to liquidate futures positions creates the possibility of a Fund being unable to control its losses. Cash posted as margin in connection with a Fund’s futures contracts and options on futures contracts will not be available to the Fund for investment or other purposes. In addition, a Fund’s futures broker may limit a Fund’s ability to invest in certain futures contracts and/or options on futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

Risk of Options. Options transactions may involve a Fund’s buying or writing (selling) options on securities, futures contracts, securities indexes (including futures on securities indexes) or currencies. A Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire.

Options can generally be classified as either “call” or “put” options. A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return (by the amount of such premium) on the underlying security or other asset if the option is exercised, and results in a loss (equal to the amount of such premium) if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; a Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option (in each case taking into account any brokerage commission and other transaction costs). Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

Risk of Swap Agreements. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements governing the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive), which could result in a Fund losing the benefits of the transactions. A Fund is required to post and collect variation margin (comprised of cash and/or specified liquid securities subject to haircuts) in connection with trading of OTC swaps. A Fund may also be subject to initial margin requirements. These requirements may raise the costs for a Fund’s investment in swaps.

Valuation Risk. In certain circumstances, some of a Fund’s portfolio holdings may be valued on the basis of factors other than market quotations by employing the fair value procedures adopted by the Board. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem shares on days when a Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

General Considerations and Risks – BBB Funds

A discussion of some of the principal risks associated with an investment in a Fund is contained in each Fund’s Prospectus. An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.

Borrowing Risk. Borrowing may exaggerate changes in the NAV of Fund shares and in the return on a Fund’s portfolio. Borrowing will cause a Fund to incur interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Call Risk. During periods of falling interest rates, issuers of certain debt obligations may “call” or repay principal prior to the security’s maturity, which may cause a Fund to have to reinvest in securities with lower interest rates or higher risk of default, resulting in a decline in the Fund’s income or return potential. Also, if a security subject to call had been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

Illiquid Investments Risk. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and a Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.

Issuer Insolvency Risk. Each Fund’s potential exposure to financially or operationally troubled issuers involves a high degree of credit and market risk, which may be heightened during an economic downturn or recession. Should an issuer of securities held by a Fund become involved in a bankruptcy proceeding, reorganization or financial restructuring, a wide variety of considerations make an evaluation of the outcome of a Fund’s exposure to the issuer uncertain.

During the period of a bankruptcy proceeding, reorganization or financial restructuring, it is unlikely that each Fund will receive any interest payments on the securities of the issuer. Each Fund will be subject to significant uncertainty as to whether the reorganization or restructuring will be completed, and each Fund may bear certain extraordinary expenses to protect and recover its investment. Each Fund will also be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the securities of the issuer held by each Fund will eventually be satisfied. Even if a plan of reorganization or restructuring is adopted with respect to the securities of the issuer held by each Fund, there can be no assurance that the securities or other assets received by each Fund in connection with such plan of reorganization or restructuring will not have a lower value or income potential than may have been anticipated or no value. A Fund may be unable to enforce its claims or rights in any collateral or may have its claims or security interest in any collateral challenged, disallowed or subordinated to the claims or security interests of other creditors. In addition, amendments to the U.S. Bankruptcy Code or other relevant laws could alter the expected outcome or introduce greater uncertainty regarding the outcome of each Fund’s securities holdings in the issuer. In a bankruptcy proceeding, a reorganization or restructuring, the securities of the issuer held by each Fund could be re-characterized or each Fund may receive different securities or other assets, including equity securities. These types of equity securities include, but are not limited to: common stock; preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; and depositary receipts. Equity securities are subject to changes in value, and their value may be more volatile than those of other asset classes. Holders of equity securities are subject to more risk than holders of debt securities because the status of equity holders is subordinate to debtholders in an issuer’s capital structure. The value of equity securities received by each Fund could decline if the financial condition of the issuer deteriorates or if overall market and economic conditions, or conditions within the issuer’s region or industry, deteriorate. Equity securities received by a Fund through a bankruptcy proceeding, reorganization or restructuring of an issuer would not be component securities of a Fund’s Index, which could subject a Fund to additional tracking error risk and potential tax consequences.

To the extent that each Fund receives other assets in connection with a bankruptcy proceeding, reorganization or financial restructuring, each Fund may also be subject to additional risks associated with the assets received. One example of assets that each Fund could receive is an interest in one or more loans made to the issuer as part of a workout agreed to by a consortium of lienholders and creditors of the issuer. A Fund may receive such interests in loans to the extent permitted by the 1940 Act.

Securities or other assets received in a reorganization or restructuring typically entail a higher degree of risk than investments in securities of issuers that have not undergone a reorganization or restructuring and may be subject to heavy selling or downward pricing pressure after completion of the reorganization or restructuring. The post-reorganization/restructuring assets and securities may also be illiquid and difficult to sell or value. If each Fund participates in negotiations with respect to a plan of reorganization or restructuring with respect to securities of the issuer held by each Fund, each Fund also may be restricted from disposing of such securities for a period of time. If a Fund becomes involved in such proceedings, the Fund may have more active participation in the affairs of the issuer than that assumed generally by an investor.

Focus Risk. Issuers in a single industry or sector can react similarly to market, currency, political, economic, regulatory, geopolitical, public health and other conditions, and a Fund’s performance will be affected by the conditions in the industries, sectors, countries, and regions to which the Fund is exposed.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment. Decreases in the number of financial institutions, including banks and broker-dealers willing to make markets (match up sellers and buyers) in a Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by a Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, the Funds, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as a Fund could exacerbate a Fund’s exposure to liquidity risk. A Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by a Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of a Fund’s investments.

Certain types of investments, such as structured notes and non-investment grade debt instruments, as an example, may be especially subject to liquidity risk. Floating rate loans also generally are subject to legal or contractual restrictions on resale and may trade infrequently on the secondary market. The value of the loan to a Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt instruments at a fair price may have a negative impact on a Fund’s performance. Securities or other assets in which a Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time a Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if a Fund is forced to sell investments in a down market. In addition, in stressed market conditions, the market for Fund shares may become less liquid. Deterioration in the liquidity of Fund shares may adversely impact the liquidity of a Fund’s underlying portfolio securities. These adverse impacts on the liquidity of Fund shares and on the liquidity of a Fund’s underlying portfolio securities could in turn lead to differences between the market price of Fund shares and the underlying value of those shares.

Reference Benchmarks Risk. The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Funds may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate (“SOFR”) for U.S. dollar LIBOR) and the transition to new reference rates continues. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly, but the full impact of the transition away from LIBOR on the Funds or the financial instruments in which the Funds invest cannot yet be fully determined.

SOFR is an index rate calculated based on short-term repurchase agreements backed by U.S. Treasury Instruments. While LIBOR was an unsecured rate, SOFR is a secured rate. SOFR, unlike LIBOR, reflects actual market transactions. Accordingly, SOFR is not the economic equivalent of LIBOR. Consequently, there can be no assurance that SOFR will perform in the same way as LIBOR would have at any time, including, without limitation, as a result of changes in interest and yield rates in the market, monetary policy, bank credit risk, market volatility or global or regional economic, financial, political, regulatory, judicial or other events. There also can be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of the Funds. If the manner in which SOFR is calculated is changed, that change may result in a reduction of the amount of interest payable on SOFR-linked floating rate instruments and the trading prices of such instruments. Additionally, daily changes in SOFR have, on occasion, been more volatile than daily changes in other benchmark or market rates. Although occasional, increased daily volatility in SOFR would not necessarily lead to more volatile interest payments, the return on and value of SOFR-linked floating rate instruments may fluctuate more than floating rate instruments that are linked to less volatile rates. All of the foregoing risks may affect the performance of the applicable bonds and loans in which the Funds invest, which in turn may adversely affect the performance of the Funds.

In addition, the Funds’ investments, payment obligations, financing terms and other transactions (including certain derivatives transactions) may be tied to other floating rates such as Euro Interbank Offered Rate (“EURIBOR”) and other similar types of reference rates including as a result of the transition away from LIBOR to new alternative reference rates (each, a “Reference Rate”). Such Reference Rates as well as other types of rates and indices are classed as “benchmarks” and have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

Operational Risk. BIM and a Fund’s other service providers, as well as a Fund’s counterparties, may experience disruptions or operating errors such as processing errors, communication errors, or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BIM, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BIM or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Repurchase Agreement Risk. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, a Fund may lose money.

Risk of Close-Out for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require entities that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on a counterparty’s close-out and cross-default rights in certain types of financial contracts, including agreements relating to swaps and other derivatives, repurchase agreements and securities lending transactions. The restrictions generally prevent the Funds from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Funds from exercising default rights due to a receivership or similar proceeding with respect to an affiliate of the counterparty. By limiting the Funds’ ability to exercise certain contractual rights in the event of a counterparty’s (or its affiliate’s) insolvency, these requirements may increase credit risk and other risks to the Funds.

Derivatives Risk. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. The Funds may invest in derivatives to generate income, for investment purposes and for hedging and risk management purposes. Derivatives risk is generally more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Funds.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, counterparty risk and currency risk. Derivatives, such as OTC derivatives, may be highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. Valuation risk is generally more pronounced when the Funds enters into OTC derivatives because there is generally less reliable, objective data available about the value of such derivatives. Incorrect valuations may result in increased cash payments to, or decreased cash payments from, counterparties than would otherwise have been required if the correct valuation were used, improper collateralization and/or errors in the calculation of the Funds’ NAV.

The Funds’ use of derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. For example, an OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Funds will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms differently than the Funds, and if it does, the Funds may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Funds, therefore, may be unable to obtain payments BIM believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Funds have incurred additional costs, such as litigation costs.

Certain derivatives transactions, including futures, options on futures, and cleared swaps, are required to be (or are capable of being) centrally cleared. A party to a cleared derivatives transaction is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. In the event of the insolvency of a clearinghouse, a Fund might experience a loss of funds deposited through its clearing member as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such an insolvency might also cause a substantial delay before such a Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearinghouse. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments permitted under applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearinghouse the amount of margin required by the clearinghouse for cleared derivatives, which amounts are generally held in an omnibus account at the clearinghouse for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each cleared swaps customer. However, if the clearing member does not accurately report a Fund’s initial margin with respect to any cleared swaps positions, the Fund is subject to the risk that a clearinghouse will use the Fund’s assets held in an omnibus account at the clearinghouse to satisfy payment obligations of a defaulting customer of the clearing member to the clearinghouse. In addition, clearing members generally provide to the clearinghouse the net amount of variation margin required for cleared derivatives for all of its customers in the aggregate by account class, rather than individually for each customer. A Fund is therefore subject to the risk that a clearinghouse will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Derivatives can be used for hedging (attempting to reduce risk of an investment position by offsetting that investment position with another) or non-hedging purposes, including to enhance returns. Hedging with derivatives may increase expenses, and there can be no assurance that a hedging strategy will be effective to reduce risk. If a hedging counterparty is unable or unwilling to make timely settlement payments or otherwise honor its obligations under a derivative used for hedging, the relevant Fund will have unhedged exposure to the underlying investment that the Fund intended to hedge, which could adversely impact the Fund. While hedging can reduce or eliminate the risk of losses, it can also reduce or eliminate the opportunity for gains, and hedging may cause or increase losses if the market moves in a manner different from that anticipated by the Funds or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments.

The Funds may implement a significant portion of their derivatives strategy with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. The Funds may be required to provide more margin for its derivatives investments during periods of market disruptions or stress, which could negatively impact the Fund’s performance.

The Funds’ use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. BIM may decide not to use derivatives to hedge or otherwise reduce the Funds’ risk exposures, potentially resulting in losses for the Funds.

Because many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying reference asset may result in a loss substantially greater than the amount invested in the derivative itself.

The Funds’ use of derivatives may be subject to special tax rules, which are in some cases uncertain under current law and could affect the amount, timing and character of distributions to shareholders. See “Dividends and Distributions” in the Prospectus.

Risk of Futures Contracts. A futures contract is an agreement between two parties to buy and sell a particular security or other asset for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract.

Futures contract prices, and the prices of the related contracts in which the Funds may trade, may be highly volatile. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged also creates risk.

Furthermore, the low margin deposits normally required in futures trading permit a high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor in such futures contract. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain exchanges limit fluctuations in certain futures contract prices during a single day through regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless market participants are willing to effect trades at or within the limit. Futures prices have occasionally moved to the daily limits for several consecutive days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures contract or option on a futures contract at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. The potential inability to liquidate futures positions creates the possibility of a Fund being unable to control its losses. Cash posted as margin in connection with a Fund’s futures contracts and options on futures contracts will not be available to the Fund for investment or other purposes. In addition, a Fund’s futures broker may limit a Fund’s ability to invest in certain futures contracts and/or options on futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

Risk of Options. Options transactions may involve a Fund’s buying or writing (selling) options on securities, futures contracts, securities indexes (including futures on securities indexes) or currencies. A Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire.

Options can generally be classified as either “call” or “put” options. A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return (by the amount of such premium) on the underlying security or other asset if the option is exercised, and results in a loss (equal to the amount of such premium) if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; a Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option (in each case taking into account any brokerage commission and other transaction costs). Since premiums on options having an exercise price close to the value of the underlying securities, assets or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract, asset or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

Risk of Swap Agreements. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Funds will have contractual remedies pursuant to the agreements governing the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect such Fund’s rights as a creditor (e.g., the Funds may not receive the net amount of payments that it is contractually entitled to receive), which could result in the Funds losing the benefits of the transactions. A Fund is required to post and collect variation margin (comprised of cash and/or specified liquid securities subject to haircuts) in connection with trading of OTC swaps. A Fund may also be subject to initial margin requirements. These requirements may raise the costs for the Fund’s investment in swaps.

Valuation Risk. In certain circumstances, some of a Fund’s portfolio holdings may be valued on the basis of factors other than market quotations by employing the fair value procedures adopted by the Board. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem shares on days when a Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

Risk of Investing in Developed Countries. Investment in developed country issuers may subject a Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which a Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which a Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

Risk of Investing in Europe. Investing in securities of corporate issuers located in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of a Fund’s investments in the region. The United Kingdom (the “U.K.”) left the EU (“Brexit”) on January 31, 2020. During an 11-month transition period, the U.K. and EU reached an agreement on the terms of their future trading relationship effective January 1, 2021 (the “Trade and Cooperation Agreement”) and this agreement does not provide the U.K. with the same level of rights or access to all goods and services in the EU as the U.K. previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services and it is unlikely that such agreement will be concluded. Accordingly, uncertainty remains in certain areas as to the future relationship between the U.K. and the EU. Further discussions are to be held between the U.K. and the EU in relation to matters not covered by the trade agreement, such as financial services. A Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. From January 1, 2021, EU laws ceased to apply in the U.K. Many EU laws were assimilated into U.K. law, and these assimilated laws continue to apply until such time that they are repealed, replaced or amended. The U.K. government has enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that currently apply in the U.K. It is impossible to predict the consequences on the Fund and its investments. Such changes could be detrimental to a Fund and its investors. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which a Fund has exposure and any other assets in which a Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate its long-term exit from the EU and the terms of its future trading relationships.

Certain European countries have also developed increasingly strained relationships with the United States, and if these relations were to worsen, they could adversely affect European issuers that rely on the United States for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund’s investments.

Risk of Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (e.g., cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, sanctions, tariffs or cyberattacks on Russian entities or individuals could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. How long such military action and related events will last cannot be predicted. These and any related events could have significant impact on Fund performance and the value of an investment in the Funds.

Risk of Investing in North America. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which a Fund invests.

The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the United States, and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by a Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund.

Reliance on Trading Partners Risk. The economies of many countries in which the Funds invest are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of a company in which the Funds invest and have a material adverse effect on the Funds’ performance.

Risk of Investing in the Financial Sector. Companies in the financial sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, consumer finance firms, financial conglomerates and foreign banking and financial companies.

Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financial sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, bans on short sales, limits on prices and restrictions on currency transfers. In addition, companies in the financial sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their businesses.

The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financial sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.

In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Companies in the financial sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products, and who at times may be unable to meet their obligations to the financial services companies. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk, including cross-default risk, may result in significant negative impacts to the financial condition and reputation of companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financial sector generally. Financial companies can be highly dependent upon access to capital markets, and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financial sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financial sector to decline in value.

Risk of Investing in the Consumer Goods Industry. Companies in the consumer goods industry include companies involved in the design, production or distribution of goods for consumers, including food, household, home, personal and office products, clothing and textiles. The success of the consumer goods industry is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition, consumer confidence and consumer disposable income. The consumer goods industry may be affected by trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies in the consumer goods industry. Moreover, international events may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. In addition, tobacco companies may be adversely affected by new laws, regulations and litigation. Many consumer goods may be marketed globally, and consumer goods companies may be affected by the demand and market conditions in other countries and regions. Companies in the consumer goods industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer products.

Risk of Investing in the Consumer Services Industry. The success of firms in the consumer services industry and certain retailers (including food and beverage, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Companies in the consumer services industry are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Changes in demographics and consumer preferences may affect the success of consumer service providers.

Risk of Investing in the Healthcare Sector. Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products.

Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.

In addition, because the products and services of many companies in the healthcare sector affect the health and well-being of many individuals, these companies are especially susceptible to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business. Healthcare companies may also be strongly affected by scientific biotechnology or technological developments, and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.

Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years, both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.

Risk of Investing in the Industrial Sector. The value of securities issued by companies in the industrial sector may be adversely affected by supply of and demand for both their specific products or services and for industrial sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, trade disputes, world events and economic conditions may affect the performance of companies in the industrial sector. The industrial sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrial sector can adversely affect the sector. Furthermore, companies in the industrial sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.

Risk of Investing in the Oil and Gas Industry. Companies in the oil and gas industry are strongly affected by the levels and volatility of global energy prices, oil and gas supply and demand, government regulations and policies, oil and gas production and conservation efforts and technological change. The oil and gas industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Prices and supplies of oil and gas may fluctuate significantly over short and long periods of time due to national and international political changes, OPEC policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economies of key energy-consuming countries. Disruptions in the oil sub-industry or shifts in energy consumption may significantly impact companies in this industry. For instance, significant oil and gas deposits are located in emerging market countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. In addition, the Middle East, where many companies in the oil and gas industry may operate, has recently experienced widespread social unrest. Oil and gas companies operate in a highly competitive industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Risk of Investing in the Technology Sector. Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology companies in foreign markets. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Risk of Investing in the Telecommunications Sector. The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may experience distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Finally, while all companies may be susceptible to network security breaches, certain companies in the telecommunications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Risk of Investing in the Utilities Sector. The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.

There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business.

As a result, some companies may be forced to defend their core business and may be less profitable. Deregulation may also permit a utility company to expand outside of its traditional lines of business and engage in riskier ventures.

General Considerations and Risks – Tax-Aware Short Duration Fund

A discussion of some of the principal risks associated with an investment in the Fund is contained in the Fund’s Prospectus. An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.

Management Risk. The Fund is subject to management risk because it is an actively-managed ETF. IR+M will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. See also “Management—Manager of Managers Structure” in the Prospectus.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Interest Rate Risk. If interest rates rise, the value of fixed-income securities or other instruments held by the Fund would likely decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than if the bond had a one year duration. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. Because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.

The recent historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets are uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Securities of Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund intends from time to time to invest its assets in securities of investment companies, including, but not limited to, money market funds, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).

Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. The Rule could affect a Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Borrowing Risk. Borrowing may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio. Borrowing will cause the Fund to incur interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. A fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

US Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, which could have a negative impact on the Fund. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

Risk of Investing in Non-U.S. Debt Securities. Non-U.S. debt securities are traded on foreign exchanges and OTC in the respective countries covered by the Fund. The risks of investing in non-U.S. debt securities typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in a fund whose portfolio contains securities of non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include securities markets that may lack sufficient liquidity or may be less efficient; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and different bankruptcy and insolvency regimes which may stay or prevent recovery in the event of an issuer’s default.

Illiquid Investments Risk. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and the Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of the Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment. Decreases in the number of financial institutions, including banks and broker-dealers willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, the Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments.

Certain types of investments, such as structured notes and non-investment grade debt instruments, as an example, may be especially subject to liquidity risk. Floating rate loans also generally are subject to legal or contractual restrictions on resale and may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt instruments at a fair price may have a negative impact on the Fund’s performance. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. In addition, in stressed market conditions, the market for Fund shares may become less liquid. Deterioration in the liquidity of Fund shares may adversely impact the liquidity of the Fund’s underlying portfolio securities. These adverse impacts on the liquidity of Fund shares and on the liquidity of the Fund’s underlying portfolio securities could in turn lead to differences between the market price of Fund shares and the underlying value of those shares.

Operational Risk. BIM, IR+M and the Fund’s other service providers, as well as the Fund’s counterparties, may experience disruptions or operating errors such as processing errors, communication errors, or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BIM, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BIM or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Call Risk. During periods of falling interest rates, issuers of certain debt obligations may “call” or repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential. Also, if a security subject to call had been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Registration Risk. In the event that the Fund’s direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Fund. BIM’s registration with the CFTC as a commodity pool operator with respect to the Fund, or any change in the Fund’s operations necessary to maintain BIM’s ability to rely upon CFTC Rule 4.5, could adversely affect the Fund’s ability to implement its investment program, conduct its operations and/or achieve its objective and subject the Fund to certain additional costs, expenses and administrative burdens, adversely affecting the Fund’s total return. Because BIM intends to manage the Fund in such a way as to maintain its ability to rely upon CFTC Rule 4.5, the Fund may be unable to participate in certain investment opportunities.

Repurchase Agreement Risk. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Derivatives Risk. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. The Fund may invest in derivatives to generate income, for investment purposes and for hedging and risk management purposes. Derivatives risk is generally more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, counterparty risk and currency risk. Derivatives, such as OTC derivatives, may be highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. Valuation risk is generally more pronounced when the Fund enters into OTC derivatives because there is generally less reliable, objective data available about the value of such derivatives. Incorrect valuations may result in increased cash payments to, or decreased cash payments from, counterparties than would otherwise have been required if the correct valuation were used, improper collateralization and/or errors in the calculation of the Fund’s NAV.

The Fund’s use of derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. For example, an OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments BIM believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred additional costs, such as litigation costs.

Certain derivatives transactions, including futures, options on futures, and cleared swaps, are required to be (or are capable of being) centrally cleared. A party to a cleared derivatives transaction is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. In the event of the insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its clearing member as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such an insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearinghouse. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments permitted under applicable regulations. Therefore, the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearinghouse the amount of margin required by the clearinghouse for cleared derivatives, which amounts are generally held in an omnibus account at the clearinghouse for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each cleared swaps customer. However, if the clearing member does not accurately report the Fund’s initial margin with respect to any cleared swaps positions, the Fund is subject to the risk that a clearinghouse will use the Fund’s assets held in an omnibus account at the clearinghouse to satisfy payment obligations of a defaulting customer of the clearing member to the clearinghouse. In addition, clearing members generally provide to the clearinghouse the net amount of variation margin required for cleared derivatives for all of its customers in the aggregate by account class, rather than individually for each customer. The Fund is therefore subject to the risk that a clearinghouse will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Derivatives can be used for hedging (attempting to reduce risk of an investment position by offsetting that investment position with another) or non-hedging purposes, including to enhance returns. Hedging with derivatives may increase expenses, and there can be no assurance that a hedging strategy will be effective to reduce risk. If a hedging counterparty is unable or unwilling to make timely settlement payments or otherwise honor its obligations under a derivative used for hedging, the relevant Fund will have unhedged exposure to the underlying investment that the Fund intended to hedge, which could adversely impact the Fund. While hedging can reduce or eliminate the risk of losses, it can also reduce or eliminate the opportunity for gains, and hedging may cause or increase losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments.

The Fund may implement a significant portion of its derivatives strategy with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. The Fund may be required to provide more margin for its derivatives investments during periods of market disruptions or stress, which could negatively impact the Fund’s performance.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. IR+M may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Because many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying reference asset may result in a loss substantially greater than the amount invested in the derivative itself.

The Fund’s use of derivatives may be subject to special tax rules, which are in some cases uncertain under current law and could affect the amount, timing and character of distributions to shareholders. See “Dividends and Distributions” in the Prospectus.

Risk of Close-Out for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require entities that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on a counterparty’s close-out and cross-default rights in certain types of financial contracts, including agreements relating to swaps and other derivatives, repurchase agreements and securities lending transactions. The restrictions generally prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding with respect to an affiliate of the counterparty. By limiting the Fund’s ability to exercise certain contractual rights in the event of a counterparty’s (or its affiliate’s) insolvency, these requirements may increase credit risk and other risks to the Fund.

Risk of Futures Contracts. A futures contract is an agreement between two parties to buy and sell a particular security or other asset for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract.

Futures contract prices, and the prices of the related contracts in which the Fund may trade, may be highly volatile. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged also creates risk.

Furthermore, the low margin deposits normally required in futures trading permit a high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor in such futures contract. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain exchanges limit fluctuations in certain futures contract prices during a single day through regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless market participants are willing to effect trades at or within the limit. Futures prices have occasionally moved to the daily limits for several consecutive days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures contract or option on a futures contract at such time, and, in the event of adverse price movements, a fund would continue to be required to make daily cash payments of variation margin. The potential inability to liquidate futures positions creates the possibility of the Fund being unable to control its losses. Cash posted as margin in connection with the Fund’s futures contracts and options on futures contracts will not be available to the Fund for investment or other purposes. In addition, the Fund’s futures broker may limit the Fund’s ability to invest in certain futures contracts and/or options on futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

Risk of Options. Options transactions may involve the Fund’s buying or writing (selling) options on securities, futures contracts, securities indexes (including futures on securities indexes) or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire.

Options can generally be classified as either “call” or “put” options. A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return (by the amount of such premium) on the underlying security or other asset if the option is exercised, and results in a loss (equal to the amount of such premium) if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option (in each case taking into account any brokerage commission and other transaction costs). Since premiums on options having an exercise price close to the value of the underlying securities, assets or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract, asset or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

Risk of Swap Agreements. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements governing the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive), which could result in the Fund losing the benefits of the transactions. A fund is required to post and collect variation margin (comprised of cash and/or specified liquid securities subject to haircuts) in connection with trading of OTC swaps. The Fund may also be subject to initial margin requirements. These requirements may raise the costs for the Fund’s investment in swaps.

Valuation Risk. In certain circumstances, some of the Fund’s portfolio holdings may be valued on the basis of factors other than market quotations by employing the fair value procedures adopted by the Board. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause the Fund to value its investments incorrectly. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

Tax Risk. From time to time, the U.S. government and the U.S. Congress consider changes in U.S. federal tax law that could limit or eliminate the U.S. federal income tax exemption for municipal bond income, which would in effect reduce the after-tax returns received by shareholders from the Fund by increasing taxes on distributions from the Fund. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

Risk of Investing in Europe. Investing in securities of corporate issuers located in European countries may expose the Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of the Fund’s investments in the region. The United Kingdom (the “U.K.”) left the EU (“Brexit”) on January 31, 2020. During an 11-month transition period, the U.K. and EU reached an agreement on the terms of their future trading relationship effective January 1, 2021 (the “Trade and Cooperation Agreement”) and this agreement does not provide the U.K. with the same level of rights or access to all goods and services in the EU as the U.K. previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services and it is unlikely that such agreement will be concluded. Accordingly, uncertainty remains in certain areas as to the future relationship between the U.K. and the EU. Further discussions are to be held between the U.K. and the EU in relation to matters not covered by the trade agreement, such as financial services. The Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. From January 1, 2021, EU laws ceased to apply in the U.K. Many EU laws were assimilated into U.K. law, and these assimilated laws continue to apply until such time that they are repealed, replaced or amended. The U.K. government has enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that currently apply in the U.K. It is impossible to predict the consequences on the Fund and its investments. Such changes could be detrimental to the Fund and its investors. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate its long-term exit from the EU and the terms of its future trading relationships.

Certain European countries have also developed increasingly strained relationships with the United States, and if these relations were to worsen, they could adversely affect European issuers that rely on the United States for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund’s investments.

Risk of Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (e.g., cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, sanctions, tariffs or cyberattacks on Russian entities or individuals could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. How long such military action and related events will last cannot be predicted. These and any related events could have significant impact on Fund performance and the value of an investment in the Fund.

Risk of Investing in North America. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.

The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the United States, and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by the Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund.

Risk of Investing in Asia. Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, piracy of intellectual property, data and other security breaches (especially of data stored electronically), political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.

Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have also developed increasingly strained relationships with the United States, and if these relations were to worsen, they could adversely affect Asian issuers that rely on the United States for trade. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.

Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region. Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.

Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. China is a key trading partner of many Asian countries and any changes in trading relationships between China and other Asian countries may affect the region as a whole. Adverse economic conditions or developments in neighboring countries may increase investors’ perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.

Risk of Investing in Australasia. The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by the Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia and the United States. Economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australasian economies. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which the Fund has exposure.

Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of a company in which the Fund invests and have a material adverse effect on the Fund’s performance.

General Considerations and Risks – Tax-Aware State Resident Funds

A discussion of some of the principal risks associated with an investment in a Fund is contained in each Tax-Aware State Resident Fund’s Prospectus. An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.

Management Risk. Each Fund is subject to management risk because it is an actively-managed ETF. IR+M will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. See also “Management—Manager of Managers Structure” in the Prospectus.

Market Risk. Each Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on a Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Interest Rate Risk. If interest rates rise, the value of fixed-income securities or other instruments held by a Fund would likely decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than if the bond had a one year duration. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by a Fund. Because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of a Fund to the extent that it invests in floating rate debt securities. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.

The recent historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from a Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, a Fund may have a very low or even negative yield. A low or negative yield would cause a Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets are uncertain, and such changes in monetary policy may adversely affect the value of a Fund’s investments.

Tax Risk. From time to time, the U.S. government and the U.S. Congress consider changes in U.S. federal tax law that could limit or eliminate the U.S. federal income tax exemption for municipal bond income, which would in effect reduce the after-tax returns received by shareholders from a Fund by increasing taxes on distributions from the Fund. In such event, a Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on a Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, a Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by a Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund intends from time to time to invest its assets in securities of investment companies, including, but not limited to, money market funds, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).

Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. The Rule could affect a Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Borrowing Risk. Borrowing may exaggerate changes in the NAV of Fund shares and in the return on a Fund’s portfolio. Borrowing will cause the Fund to incur interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. A fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

U.S. Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities, which could have a negative impact on a Fund. An increase in demand for U.S. government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

Risk of Investing in Non-U.S. Debt Securities. Non-U.S. debt securities are traded on foreign exchanges and OTC in the respective countries covered by a Fund. The risks of investing in non-U.S. debt securities typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in a fund whose portfolio contains securities of non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include securities markets that may lack sufficient liquidity or may be less efficient; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and different bankruptcy and insolvency regimes which may stay or prevent recovery in the event of an issuer’s default.

Illiquid Investments Risk. Each Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and each Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of the Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment. Decreases in the number of financial institutions, including banks and broker-dealers willing to make markets (match up sellers and buyers) in a Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by a Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, the Funds, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as a Fund could exacerbate a Fund’s exposure to liquidity risk. A Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by a Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of a Fund’s investments.

Certain types of investments, such as structured notes and non-investment grade debt instruments, as an example, may be especially subject to liquidity risk. Floating rate loans also generally are subject to legal or contractual restrictions on resale and may trade infrequently on the secondary market. The value of the loan to a Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt instruments at a fair price may have a negative impact on a Fund’s performance. Securities or other assets in which a Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time a Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if a Fund is forced to sell investments in a down market. In addition, in stressed market conditions, the market for Fund shares may become less liquid. Deterioration in the liquidity of Fund shares may adversely impact the liquidity of a Fund’s underlying portfolio securities. These adverse impacts on the liquidity of Fund shares and on the liquidity of a Fund’s underlying portfolio securities could in turn lead to differences between the market price of Fund shares and the underlying value of those shares.

Operational Risk. BIM, IR+M and the Funds’ other service providers, as well as the Funds’ counterparties, may experience disruptions or operating errors such as processing errors, communication errors, or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BIM, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BIM or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Call Risk. During periods of falling interest rates, issuers of certain debt obligations may “call” or repay principal prior to the security’s maturity, which may cause a Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential. Also, if a security subject to call had been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Registration Risk. In the event that a Fund’s direct or indirect exposure to commodity interests does not comply (or is no longer expected to) with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Fund. BIM’s registration with the CFTC as a commodity pool operator with respect to a Fund, or any change in a Fund’s operations necessary to maintain BIM’s ability to rely upon rCFTC Rule 4.5, could adversely affect the Fund’s ability to implement its investment program, conduct its operations and/or achieve its objectives and subject the Fund to certain additional costs, expenses and administrative burdens, adversely affecting the Fund’s total return. Because BIM intends to manage the Funds in such a way as to maintain its ability to rely upon CFTC Rule 4.5, the Funds may be unable to participate in certain investment opportunities.

Repurchase Agreement Risk. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, a Fund may lose money.

Derivatives Risk. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. The Funds may invest in derivatives to generate income, for investment purposes and for hedging and risk management purposes. Derivatives risk is generally more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Funds.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, counterparty risk and currency risk. Derivatives, such as OTC derivatives, may be highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. Valuation risk is generally more pronounced when the Funds enters into OTC derivatives because there is generally less reliable, objective data available about the value of such derivatives. Incorrect valuations may result in increased cash payments to, or decreased cash payments from, counterparties than would otherwise have been required if the correct valuation were used, improper collateralization and/or errors in the calculation of the Funds’ NAV.

The Funds’ use of derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. For example, an OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Funds will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms differently than the Funds, and if it does, the Funds may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Funds, therefore, may be unable to obtain payments BIM believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Funds have incurred additional costs, such as litigation costs.

Certain derivatives transactions, including futures, options on futures, and cleared swaps, are required to be (or are capable of being) centrally cleared. A party to a cleared derivatives transaction is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. In the event of the insolvency of a clearinghouse, a Fund might experience a loss of funds deposited through its clearing member as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such an insolvency might also cause a substantial delay before such a Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearinghouse. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments permitted under applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearinghouse the amount of margin required by the clearinghouse for cleared derivatives, which amounts are generally held in an omnibus account at the clearinghouse for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each cleared swaps customer. However, if the clearing member does not accurately report a Fund’s initial margin with respect to any cleared swaps positions, the Fund is subject to the risk that a clearinghouse will use the Fund’s assets held in an omnibus account at the clearinghouse to satisfy payment obligations of a defaulting customer of the clearing member to the clearinghouse. In addition, clearing members generally provide to the clearinghouse the net amount of variation margin required for cleared derivatives for all of its customers in the aggregate by account class, rather than individually for each customer. A Fund is therefore subject to the risk that a clearinghouse will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Derivatives can be used for hedging (attempting to reduce risk of an investment position by offsetting that investment position with another) or non-hedging purposes, including to enhance returns. Hedging with derivatives may increase expenses, and there can be no assurance that a hedging strategy will be effective to reduce risk. If a hedging counterparty is unable or unwilling to make timely settlement payments or otherwise honor its obligations under a derivative used for hedging, the relevant Fund will have unhedged exposure to the underlying investment that the Fund intended to hedge, which could adversely impact the Fund. While hedging can reduce or eliminate the risk of losses, it can also reduce or eliminate the opportunity for gains, and hedging may cause or increase losses if the market moves in a manner different from that anticipated by the Funds or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments.

The Funds may implement a significant portion of their derivatives strategy with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. The Funds may be required to provide more margin for its derivatives investments during periods of market disruptions or stress, which could negatively impact the Fund’s performance.

The Funds’ use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. BIM may decide not to use derivatives to hedge or otherwise reduce the Funds’ risk exposures, potentially resulting in losses for the Funds.

Because many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying reference asset may result in a loss substantially greater than the amount invested in the derivative itself.

The Funds’ use of derivatives may be subject to special tax rules, which are in some cases uncertain under current law and could affect the amount, timing and character of distributions to shareholders. See “Dividends and Distributions” in the Prospectus.

Risk of Close-Out for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require entities that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on a counterparty’s close-out and cross-default rights in certain types of financial contracts, including agreements relating to swaps and other derivatives, repurchase agreements and securities lending transactions. The restrictions generally prevent the Funds from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Funds from exercising default rights due to a receivership or similar proceeding with respect to an affiliate of the counterparty. By limiting the Funds’ ability to exercise certain contractual rights in the event of a counterparty’s (or its affiliate’s) insolvency, these requirements may increase credit risk and other risks to the Funds.

Risk of Futures Contracts. A futures contract is an agreement between two parties to buy and sell a particular security or other asset for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract.

Futures contract prices, and the prices of the related contracts in which the Funds may trade, may be highly volatile. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged also creates risk.

Furthermore, the low margin deposits normally required in futures trading permit a high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor in such futures contract. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain exchanges limit fluctuations in certain futures contract prices during a single day through regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless market participants are willing to effect trades at or within the limit. Futures prices have occasionally moved to the daily limits for several consecutive days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures contract or option on a futures contract at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. The potential inability to liquidate futures positions creates the possibility of a Fund being unable to control its losses. Cash posted as margin in connection with a Fund’s futures contracts and options on futures contracts will not be available to the Fund for investment or other purposes. In addition, a Fund’s futures broker may limit a Fund’s ability to invest in certain futures contracts and/or options on futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

Risk of Options. Options transactions may involve a Fund’s buying or writing (selling) options on securities, futures contracts, securities indexes (including futures on securities indexes) or currencies. A Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire.

Options can generally be classified as either “call” or “put” options. A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return (by the amount of such premium) on the underlying security or other asset if the option is exercised, and results in a loss (equal to the amount of such premium) if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; a Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option (in each case taking into account any brokerage commission and other transaction costs). Since premiums on options having an exercise price close to the value of the underlying securities, assets or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract, asset or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

Risk of Swap Agreements. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Funds will have contractual remedies pursuant to the agreements governing the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect such Fund’s rights as a creditor (e.g., the Funds may not receive the net amount of payments that it is contractually entitled to receive), which could result in the Funds losing the benefits of the transactions. A Fund is required to post and collect variation margin (comprised of cash and/or specified liquid securities subject to haircuts) in connection with trading of OTC swaps. A Fund may also be subject to initial margin requirements. These requirements may raise the costs for the Fund’s investment in swaps.

Valuation Risk. In certain circumstances, some of a Fund’s portfolio holdings may be valued on the basis of factors other than market quotations by employing the fair value procedures adopted by the Board. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem shares on days when a Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

Risk of Investing in Developed Countries. Investment in developed country issuers may subject a Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which a Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

Risk of Investing in Europe. Investing in securities of corporate issuers located in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of a Fund’s investments in the region. The United Kingdom (the “U.K.”) left the EU (“Brexit”) on January 31, 2020. During an 11-month transition period, the U.K. and EU reached an agreement on the terms of their future trading relationship effective January 1, 2021 (the “Trade and Cooperation Agreement”) and this agreement does not provide the U.K. with the same level of rights or access to all goods and services in the EU as the U.K. previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services and it is unlikely that such agreement will be concluded. Accordingly, uncertainty remains in certain areas as to the future relationship between the U.K. and the EU. Further discussions are to be held between the U.K. and the EU in relation to matters not covered by the trade agreement, such as financial services. A Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. From January 1, 2021, EU laws ceased to apply in the U.K. Many EU laws were assimilated into U.K. law, and these assimilated laws continue to apply until such time that they are repealed, replaced or amended. The U.K. government has enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that currently apply in the U.K. It is impossible to predict the consequences on the Fund and its investments. Such changes could be detrimental to a Fund and its investors. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which a Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate its long-term exit from the EU and the terms of its future trading relationships.

Certain European countries have also developed increasingly strained relationships with the United States, and if these relations were to worsen, they could adversely affect European issuers that rely on the United States for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund’s investments.

Risk of Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (e.g., cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, sanctions, tariffs or cyberattacks on Russian entities or individuals could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. How long such military action and related events will last cannot be predicted. These and any related events could have significant impact on Fund performance and the value of an investment in the Funds.

Risk of Investing in North America. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which a Fund invests.

The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the United States, and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by a Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund.

Risk of Investing in Asia. Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, piracy of intellectual property, data and other security breaches (especially of data stored electronically), political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained. Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have also developed increasingly strained relationships with the United States, and if these relations were to worsen, they could adversely affect Asian issuers that rely on the United States for trade. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.

Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region. Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.

Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. China is a key trading partner of many Asian countries and any changes in trading relationships between China and other Asian countries may affect the region as a whole. Adverse economic conditions or developments in neighboring countries may increase investors’ perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.

Risk of Investing in Australasia. The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by a relevant Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia and the United States. Economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australasian economies. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which the Fund has exposure.

Reliance on Trading Partners Risk. The economies of many countries in which a Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of a company in which a Fund invests and have a material adverse effect on the Fund’s performance.

General Considerations and Risks – Private Credit CLO ETF

A discussion of some of the principal risks associated with an investment in the Fund is contained in the Fund’s Prospectus. An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.

Management Risk. The Fund is subject to management risk because it is an actively-managed ETF. MIMBT will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. See also “Management—Manager of Managers Structure” in the Prospectus.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, the advent of significant inflation, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Interest Rate Risk. If interest rates rise, the value of fixed-income securities or other instruments held by the Fund would likely decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than if the bond had a one year duration. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. Because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.

The recent historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets are uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.

Asset-Backed Securities Risk. ABS represent interests in “pools” of assets, including consumer loans or receivables held in trust. ABS are “pass-through” securities, meaning that principal and interest payments, net of expenses, made by the borrower on the underlying assets are passed through to the Fund. ABS, like traditional fixed-income securities, are subject to credit, interest rate, call, prepayment, extension, valuation and illiquidity risk. Because of call, prepayment, and extension risk, however, ABS react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain ABS. The price paid by the Fund for its ABS, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. During periods of difficulty in the credit markets, ABS may decline in value and become less liquid, more volatile, and more difficult to value.

The nature of the assets and the servicing of those assets may subject ABS to additional risks in comparison to mortgage-backed securities. For instance, certain ABS generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage-backed assets. The value of the collateral may also be insufficient to cover the principal amount of the obligation. Other ABS, such as those backed by credit card receivables, do not have the benefit of a security interest in collateral at all. Moreover, the values of ABS may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers.

ABS are often not backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

Securities of Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund intends from time to time to invest its assets in securities of investment companies, including, but not limited to, money market funds, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).

Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. The Rule could affect a Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Borrowing Risk. Borrowing may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio. Borrowing will cause the Fund to incur interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. A fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

US Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, which could have a negative impact on the Fund. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

Risk of Investing in Non-U.S. Debt Securities. Non-U.S. debt securities are traded on foreign exchanges and OTC in the respective countries covered by the Fund. The risks of investing in non-U.S. debt securities typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in a fund whose portfolio contains securities of non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include securities markets that may lack sufficient liquidity or may be less efficient; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and different bankruptcy and insolvency regimes which may stay or prevent recovery in the event of an issuer’s default.

Illiquid Investments Risk. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and the Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of the Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment. Decreases in the number of financial institutions, including banks and broker-dealers willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, the Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments.

Certain types of investments, such as structured notes and non-investment grade debt instruments, as an example, may be especially subject to liquidity risk. Floating rate loans also generally are subject to legal or contractual restrictions on resale and may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt instruments at a fair price may have a negative impact on the Fund’s performance. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. In addition, in stressed market conditions, the market for Fund shares may become less liquid. Deterioration in the liquidity of Fund shares may adversely impact the liquidity of the Fund’s underlying portfolio securities. These adverse impacts on the liquidity of Fund shares and on the liquidity of the Fund’s underlying portfolio securities could in turn lead to differences between the market price of Fund shares and the underlying value of those shares.

Operational Risk. BIM, MIMBT and the Fund’s other service providers, as well as the Fund’s counterparties, may experience disruptions or operating errors such as processing errors, communication errors, or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BIM, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BIM or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Call Risk. During periods of falling interest rates, issuers of certain debt obligations may “call” or repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential. Also, if a security subject to call had been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Registration Risk. In the event that the Fund’s direct or indirect exposure to commodity interests does not (or is no longer expected to) comply with the requirements of CFTC Rule 4.5, BIM may be required to register as a commodity pool operator with the CFTC with respect to the Fund. BIM’s registration with the CFTC as a commodity pool operator with respect to the Fund, or any change in the Fund’s operations necessary to maintain BIM’s ability to rely upon rCFTC Rule 4.5, could adversely affect the Fund’s ability to implement its investment program, conduct its operations and/or achieve its objective and subject the Fund to certain additional costs, expenses and administrative burdens, adversely affecting the Fund’s total return. Because BIM intends to manage the Fund in such a way as to maintain its ability to rely upon CFTC Rule 4.5, the Fund may be unable to participate in certain investment opportunities.

Repurchase Agreement Risk. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Derivatives Risk. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. The Fund may invest in derivatives to generate income, for investment purposes and for hedging and risk management purposes. Derivatives risk is generally more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, counterparty risk and currency risk. Derivatives, such as OTC derivatives, may be highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. Valuation risk is generally more pronounced when the Fund enters into OTC derivatives because there is generally less reliable, objective data available about the value of such derivatives. Incorrect valuations may result in increased cash payments to, or decreased cash payments from, counterparties than would otherwise have been required if the correct valuation were used, improper collateralization and/or errors in the calculation of the Fund’s NAV.

The Fund’s use of derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. For example, an OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments BIM believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred additional costs, such as litigation costs.

Certain derivatives transactions, including futures, options on futures, and cleared swaps, are required to be (or are capable of being) centrally cleared. A party to a cleared derivatives transaction is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. In the event of the insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its clearing member as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such an insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearinghouse. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments permitted under applicable regulations. Therefore, the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearinghouse the amount of margin required by the clearinghouse for cleared derivatives, which amounts are generally held in an omnibus account at the clearinghouse for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each cleared swaps customer. However, if the clearing member does not accurately report the Fund’s initial margin with respect to any cleared swaps positions, the Fund is subject to the risk that a clearinghouse will use the Fund’s assets held in an omnibus account at the clearinghouse to satisfy payment obligations of a defaulting customer of the clearing member to the clearinghouse. In addition, clearing members generally provide to the clearinghouse the net amount of variation margin required for cleared derivatives for all of its customers in the aggregate by account class, rather than individually for each customer. The Fund is therefore subject to the risk that a clearinghouse will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Derivatives can be used for hedging (attempting to reduce risk of an investment position by offsetting that investment position with another) or non-hedging purposes, including to enhance returns. Hedging with derivatives may increase expenses, and there can be no assurance that a hedging strategy will be effective to reduce risk. If a hedging counterparty is unable or unwilling to make timely settlement payments or otherwise honor its obligations under a derivative used for hedging, the relevant Fund will have unhedged exposure to the underlying investment that the Fund intended to hedge, which could adversely impact the Fund. While hedging can reduce or eliminate the risk of losses, it can also reduce or eliminate the opportunity for gains, and hedging may cause or increase losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments.

The Fund may implement a significant portion of its derivatives strategy with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. The Fund may be required to provide more margin for its derivatives investments during periods of market disruptions or stress, which could negatively impact the Fund’s performance.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. MIMBT may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Because many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying reference asset may result in a loss substantially greater than the amount invested in the derivative itself.

The Fund’s use of derivatives may be subject to special tax rules, which are in some cases uncertain under current law and could affect the amount, timing and character of distributions to shareholders. See “Dividends and Distributions” in the Prospectus.

Risk of Close-Out for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require entities that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on a counterparty’s close-out and cross-default rights in certain types of financial contracts, including agreements relating to swaps and other derivatives, repurchase agreements and securities lending transactions. The restrictions generally prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding with respect to an affiliate of the counterparty. By limiting the Fund’s ability to exercise certain contractual rights in the event of a counterparty’s (or its affiliate’s) insolvency, these requirements may increase credit risk and other risks to the Fund.

Risk of Futures Contracts. A futures contract is an agreement between two parties to buy and sell a particular security or other asset for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract.

Futures contract prices, and the prices of the related contracts in which the Fund may trade, may be highly volatile. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged also creates risk.

Furthermore, the low margin deposits normally required in futures trading permit a high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor in such futures contract. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain exchanges limit fluctuations in certain futures contract prices during a single day through regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless market participants are willing to effect trades at or within the limit. Futures prices have occasionally moved to the daily limits for several consecutive days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures contract or option on a futures contract at such time, and, in the event of adverse price movements, a fund would continue to be required to make daily cash payments of variation margin. The potential inability to liquidate futures positions creates the possibility of the Fund being unable to control its losses. Cash posted as margin in connection with the Fund’s futures contracts and options on futures contracts will not be available to the Fund for investment or other purposes. In addition, the Fund’s futures broker may limit the Fund’s ability to invest in certain futures contracts and/or options on futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

Risk of Options. Options transactions may involve the Fund’s buying or writing (selling) options on securities, futures contracts, securities indexes (including futures on securities indexes) or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire.

Options can generally be classified as either “call” or “put” options. A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return (by the amount of such premium) on the underlying security or other asset if the option is exercised, and results in a loss (equal to the amount of such premium) if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option (in each case taking into account any brokerage commission and other transaction costs). Since premiums on options having an exercise price close to the value of the underlying securities, assets or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract, asset or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

Risk of Swap Agreements. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements governing the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive), which could result in the Fund losing the benefits of the transactions. A fund is required to post and collect variation margin (comprised of cash and/or specified liquid securities subject to haircuts) in connection with trading of OTC swaps. The Fund may also be subject to initial margin requirements. These requirements may raise the costs for the Fund’s investment in swaps.

Valuation Risk. In certain circumstances, some of the Fund’s portfolio holdings may be valued on the basis of factors other than market quotations by employing the fair value procedures adopted by the Board. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause the Fund to value its investments incorrectly. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

Risk of Investing in Europe. Investing in securities of corporate issuers located in European countries may expose the Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of the Fund’s investments in the region. The United Kingdom (the “U.K.”) left the EU (“Brexit”) on January 31, 2020. During an 11-month transition period, the U.K. and EU reached an agreement on the terms of their future trading relationship effective January 1, 2021 (the “Trade and Cooperation Agreement”) and this agreement does not provide the U.K. with the same level of rights or access to all goods and services in the EU as the U.K. previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services and it is unlikely that such agreement will be concluded. Accordingly, uncertainty remains in certain areas as to the future relationship between the U.K. and the EU. Further discussions are to be held between the U.K. and the EU in relation to matters not covered by the trade agreement, such as financial services. The Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. From January 1, 2021, EU laws ceased to apply in the U.K. Many EU laws were assimilated into U.K. law, and these assimilated laws continue to apply until such time that they are repealed, replaced or amended. The U.K. government has enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that currently apply in the U.K. It is impossible to predict the consequences on the Fund and its investments. Such changes could be detrimental to the Fund and its investors. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate its long-term exit from the EU and the terms of its future trading relationships.

Certain European countries have also developed increasingly strained relationships with the United States, and if these relations were to worsen, they could adversely affect European issuers that rely on the United States for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund’s investments.

Risk of Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (e.g., cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, sanctions, tariffs or cyberattacks on Russian entities or individuals could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. How long such military action and related events will last cannot be predicted. These and any related events could have significant impact on Fund performance and the value of an investment in the Fund.

Risk of Investing in North America. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.

The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the United States, and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by the Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund.

Risk of Investing in Asia. Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, piracy of intellectual property, data and other security breaches (especially of data stored electronically), political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.

Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have also developed increasingly strained relationships with the United States, and if these relations were to worsen, they could adversely affect Asian issuers that rely on the United States for trade. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.

Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region. Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.

Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. China is a key trading partner of many Asian countries and any changes in trading relationships between China and other Asian countries may affect the region as a whole. Adverse economic conditions or developments in neighboring countries may increase investors’ perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.

Risk of Investing in Australasia. The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by the Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia and the United States. Economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australasian economies. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which the Fund has exposure.

Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of a company in which the Fund invests and have a material adverse effect on the Fund’s performance.

Proxy Voting Policy

For the Funds, the Board has delegated the voting of proxies for each Fund’s securities to BIM pursuant to the Funds’ Proxy Voting Policy (the “BondBloxx ETFs Proxy Voting Policy”), and BIM has adopted policies and procedures (the “BondBloxx Proxy Voting Policy”) governing proxy voting by accounts managed by BIM, including the Funds.

Under the BondBloxx Proxy Voting Policies, BIM will vote proxies related to Fund securities in the best interests of a Fund and its shareholders. From time to time, a vote may present a conflict between the interests of a Fund’s shareholders, on the one hand, and those of BIM, or any affiliated person of a Fund or BIM, on the other. BIM maintains policies and procedures that are designed to prevent undue influence on BIM’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BIM, a Fund or a Fund’s affiliates. Most conflicts are managed through a structural separation of BIM’s portfolio management team from BIM’s employees with sales and client responsibilities. In addition, BIM maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BIM’s relationship with the issuer of the proxy or the dissident shareholder. In certain instances, BIM may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.

Copies of the BondBloxx ETFs Proxy Voting Policy and the BondBloxx Proxy Voting Policies are attached as Appendices A1 and A2, respectively.

Information with respect to how proxies relating to the Funds’ portfolio securities were voted during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling (800) 896-5089 or through the Funds’ website at www.bondbloxxetf.com; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Information

On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, a Fund discloses on its website www.bondbloxxetf.com certain information relating to the portfolio holdings that will form the basis of a Fund’s next net asset value per share calculation.

A Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on www.bondbloxxetf.com, prior to the opening of trading on each business day, files containing a list of a Fund’s holdings (the Portfolio Composition File). In addition, a Fund may make available a list of securities (the Fund Data File) that Authorized Participants could deliver to a Fund to settle purchases (Deposit Securities) or that Authorized Participants could receive from a Fund to settle redemptions (Fund Securities). The Portfolio Composition File and the Fund Data File, if any, are applicable for the next trading day and are provided to the NSCC and/or posted on www.bondbloxxetf.com after the close of markets in the United States.

Certain employees of BIM are responsible for interacting with Authorized Participants, market makers and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant, market or liquidity provider the securities a Fund is willing to accept for a creation, and securities that a Fund may be willing provide on a redemption.

BIM employees may also discuss portfolio holdings-related information with broker-dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Funds’ current registration statements. From time to time, employees of BIM may discuss portfolio holdings information with the applicable primary listing exchange for a Fund as needed to meet the exchange listing standards. Certain information may be provided to employees of BIM that manage Funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage a Fund’s investment objective and strategy. Certain explanatory information regarding the Files is released to Authorized Participants, market makers and liquidity providers on a daily basis, but is only done so after the Files are posted to www.bondbloxxetf.com. Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Funds, auditors, regulators, and certain third-party service providers (i.e., fund administrator, custodian, transfer agent, distributor, proxy voting service) and other entities for which a non-disclosure, confidentiality agreement or other obligation is in place, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Funds, the terms of the current registration statements and federal securities laws and regulations thereunder. “Liquidity Metrics” seek to ascertain a Fund’s liquidity profile under BondBloxx’s global liquidity risk methodology, which include but are not limited to: (a) disclosure regarding the number of days needed to liquidate a portfolio or the portfolio’s underlying investments; and (b) the percentage of a Fund’s NAV invested in a particular liquidity tier under BondBloxx’s liquidity risk methodology. The dissemination of position-level liquidity metrics data and any non-public regulatory data pursuant to the Liquidity Rule (including SEC liquidity tiering) is not permitted unless pre-approved. Disclosure of portfolio-level liquidity metrics prior to 60 calendar days after calendar quarter-end requires a non-disclosure or confidentiality agreement and approval of the Trust’s Chief Compliance Officer. Portfolio-level liquidity metrics disclosure subsequent to 60 calendar days after calendar quarter-end requires the approval of portfolio management and must be disclosed to all parties requesting the information if disclosed to any party.

The Trust’s Chief Compliance Officer or his or her delegate may authorize disclosure of portfolio holdings and related information, including information regarding portfolio characteristics or metrics, pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Indexes – Sector Funds

Descriptions of the Sector Indexes and the Underlying Sector Index are provided below with respect to the Sector Funds (other than the Sector Rotation Fund). With respect to certain Sector Indexes of the BondBloxx ETFs, BIM or its affiliates have held discussions with ICE Data Indices, LLC (“ICE Data”) regarding their business interest in licensing an index to track a particular market segment and conveyed investment concepts and strategies that could be considered for the index. ICE Data designed and constituted such Indices using concepts conveyed by BIM or its affiliates. For each of these Indices, the relevant fund may be the first or sole user of the Sector Index. In its sole discretion, ICE Data determines the composition of the securities and other instruments in such Sector Index, the rebalance protocols of the Sector Index, the weightings of the securities and other instruments in the Sector Index, and any updates to the methodology. From time to time, BIM or its affiliates may also provide input relating to possible methodology changes of such Sector Index pursuant to ICE Data’s consultation process or pursuant to other communications with ICE Data.

ICE BofA US Cash Pay High Yield Constrained Index

Index Description. The ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Sector Index”) tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that are publicly issued in the United States domestic market. The Underlying Sector Index caps issuer exposure at 2%.

Index Methodology. Constituents of the Underlying Sector Index are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer in the Underlying Sector Index does not exceed 2%. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. Restricted Securities (both with and without registration rights) may be included in the Underlying Sector Index. Callable perpetual securities may be included provided they are at least one year from the first call date. Fixed-to-floating rate securities may be included provided they are callable within the fixed rate period and are at least one year from the last call date prior to the date the bond transitions from a fixed to a floating rate security. Securities trading without accrued interest (i.e., trading flat), deferred interest bonds that are not yet accruing a coupon, and original issue zero coupon bonds are excluded from the Underlying Sector Index. Pay-in-kind bonds are excluded from the Underlying Sector Index, but toggle notes no longer within the toggle period may be included.

Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the Sector Index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Sector Index. The Sector Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month.

Each Sector Index described below consists of a sub-set of the bonds and the sectors and sub-sectors of the Underlying Sector Index.

ICE Diversified US Cash Pay High Yield Core Industrial Index

Index Description. The ICE Diversified US Cash Pay High Yield Core Industrial Index (for the purposes of this sub-section, the “Index”) tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the United States domestic market, from issuers in the basic industry, capital goods, transportation, and services sub-sectors as reflected in the Underlying Sector Index.

Index Methodology. The Index is comprised of certain bonds from the Underlying Sector Index. Securities from the following sub-sectors are included in the Index: basic industry, capital goods, transportation, and services. The Index applies a capping methodology whereby any single issuer is capped at 25% of the Index, and the sum of issuers 5% and greater is capped at 48% of the Index.

ICE Diversified US Cash Pay High Yield Telecom, Media & Technology Index

Index Description. The ICE Diversified US Cash Pay High Yield Telecom, Media & Technology Index (for the purposes of this sub-section, the “Index”) tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the United States domestic market, from issuers in the telecommunications, technology & electronics, and media sub-sectors as reflected in the Underlying Sector Index.

Index Methodology. The Index is comprised of certain bonds from the Underlying Sector Index. Securities from the following sub-sectors are included in the Index: telecommunications, technology & electronics, and media. The Index applies a capping methodology whereby any single issuer is capped at 25% of the Index, and the sum of issuers 5% and greater is capped at 48% of the Index.

ICE Diversified US Cash Pay High Yield Healthcare Index

Index Description. The ICE Diversified US Cash Pay High Yield Healthcare Index (for the purposes of this sub-section, the “Index”) tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the United States domestic market, from issuers in the healthcare sector as reflected in the Underlying Sector Index.

Index Methodology. The Index is comprised of certain bonds from the Underlying Sector Index. Securities from the following sub-sectors are included in the Index: health facilities, health services, managed care, medical products, and pharmaceutical. The Index applies a capping methodology whereby any single issuer is capped at 25% of the Index, and the sum of issuers 5% and greater is capped at 48% of the Index.

ICE Diversified US Cash Pay High Yield Financial & REIT Index

Index Description. The ICE Diversified US Cash Pay High Yield Financial & REIT Index (for the purposes of this sub-section, the “Index”) tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the United States domestic market, from issuers in the financial sector and REIT sub-sector as reflected in the Underlying Sector Index.

Index Methodology. The Index is comprised of certain bonds from the Underlying Sector Index. Securities from the following sectors and sub-sectors are included in the Index: banking, financial services, insurance, and REITs. The Index applies a capping methodology whereby any single issuer is capped at 25% of the Index, and the sum of issuers 5% and greater is capped at 48% of the Index.

ICE Diversified US Cash Pay High Yield Energy Index

Index Description. The ICE Diversified US Cash Pay High Yield Energy Index (for the purposes of this sub-section, the “Index”) tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the United States domestic market, from issuers in the energy sector as reflected in the Underlying Sector Index.

Index Methodology. The Index is comprised of certain bonds from the Underlying Sector Index. Securities from the following sub-sectors are included in the Index: exploration & production, gas distribution, oil field equipment & services, and oil refining & marketing. The Index applies a capping methodology whereby any single issuer is capped at 25% of the Index, and the sum of issuers 5% and greater is capped at 48% of the Index.

ICE Diversified US Cash Pay High Yield Consumer Cyclical Index

Index Description. The ICE Diversified US Cash Pay High Yield Consumer Cyclical Index (for the purposes of this sub-section, the “Index”) tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the United States domestic market, from issuers in the automotive, leisure, department stores, specialty retail, and real estate sub-sectors as reflected in the Underlying Sector Index. The Index does not include REITS.

Index Methodology. The Index is comprised of certain bonds from the Underlying Sector Index. Securities from the following sub-sectors are included in the Index: automotive, leisure, department stores, specialty retail, and real estate development & management. The Index applies a capping methodology whereby any issuer is capped at 25% of the Index, and the sum of issuers 5% and greater is capped at 48% of the Index.

ICE Diversified US Cash Pay High Yield Consumer Non-Cyclical Index

Index Description. The ICE Diversified US Cash Pay High Yield Consumer Non-Cyclical Index (for the purposes of this sub-section, the “Index”) tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the United States domestic market, from issuers in the utilities sector and consumer goods, discount stores, restaurants, and food & drug retail sub-sectors as reflected in the Underlying Sector Index.

Index Methodology. The Index is comprised of certain bonds from the Underlying Sector Index. Securities from the following sub-sectors are included in the Index: utilities, consumer goods, discount stores, restaurants, food & drug retail. The Index applies a capping methodology whereby any single issuer is capped at 25% of the Index, and the sum of issuers 5% and greater is capped at 48% of the Index.

Construction and Maintenance of the Indexes – Credit Ratings Funds

Descriptions of the Credit Ratings Indexes and the Underlying Credit Ratings Index are provided below. With respect to certain Credit Ratings Indexes of the BondBloxx ETFs, BIM or its affiliates have held discussions with ICE Data Indices, LLC (“ICE Data”) regarding their business interest in licensing an index to track a particular market segment and conveyed investment concepts and strategies that could be considered for the index. ICE Data designed and constituted such Indices using concepts conveyed by BIM or its affiliates. For each of these Indices, the relevant fund may be the first or sole user of the Credit Ratings Index. In its sole discretion, ICE Data determines the composition of the securities and other instruments in such Credit Ratings Index, the rebalance protocols of the Credit Ratings Index, the weightings of the securities and other instruments in the Credit Ratings Index, and any updates to the methodology. From time to time, BIM or its affiliates may also provide input relating to possible methodology changes of such Credit Ratings Index pursuant to ICE Data’s consultation process or pursuant to other communications with ICE Data.

ICE BofA US Cash Pay High Yield Constrained Index

Index Description. The ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Credit Ratings Index”) tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that are publicly issued in the United States domestic market. The Underlying Index caps issuer exposure at 2%.

Index Methodology. Constituents of the Underlying Credit Ratings Index are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer in the Underlying Credit Ratings Index does not exceed 2%. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. Restricted Securities (both with and without registration rights) may be included in the Underlying Credit Ratings Index. Callable perpetual securities may be included provided they are at least one year from the first call date. Fixed-to-floating rate securities may be included provided they are callable within the fixed rate period and are at least one year from the last call date prior to the date the bond transitions from a fixed to a floating rate security. Securities trading without accrued interest (i.e., trading flat), deferred interest bonds that are not yet accruing a coupon, and original issue zero coupon bonds are excluded from the Underlying Credit Ratings Index. Pay-in-kind bonds are excluded from the Underlying Credit Ratings Index, but toggle notes no longer within the toggle period may be included.

Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the Credit Ratings Index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Credit Ratings Index. The Credit Ratings Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month.

Each Credit Ratings Index described below is composed of a sub-set of bonds in the Underlying Credit Ratings Index.

ICE BofA BB US Cash Pay High Yield Constrained Index

Index Description. The ICE BofA BB US Cash Pay High Yield Constrained Index (for the purposes of this sub-section, the “Index”) tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the United States domestic market.

Index Methodology. The Index is comprised of all bonds from the Underlying Credit Ratings Index that are rated BB1 through BB3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

ICE BofA Single-B US Cash Pay High Yield Constrained Index

Index Description. The ICE BofA Single-B US Cash Pay High Yield Constrained Index (for the purposes of this sub-section, the “Index”) tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the United States domestic market.

Index Methodology. The Index is comprised of all bonds from the Underlying Credit Ratings Index that are rated B1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

ICE CCC US Cash Pay High Yield Constrained Index

Index Description. The ICE CCC US Cash Pay High Yield Constrained Index (for the purposes of this sub-section, the “Index”) tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the United States domestic market.

Index Methodology. The Index is comprised of all bonds from the Underlying Credit Ratings Index that are rated CCC1 through CCC3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

Construction and Maintenance of the Indexes – EMB Fund

Descriptions of the EMB Indexes and the Underlying EMB Index are provided below. With respect to certain Indices of the BondBloxx ETFs, BIM or its affiliates have held discussions with JPMorgan Chase & Co. (the “EMB Index Provider” or “J.P. Morgan”) regarding their business interest in licensing an index to track a particular market segment and conveyed investment concepts and strategies that could be considered for the index. J.P. Morgan designed and constituted such Indices using concepts conveyed by BIM or its affiliates. For each of these Indices, the relevant fund may be the first or sole user of the EMB Index. In its sole discretion, J.P. Morgan determines the composition of the securities and other instruments in such EMB Index, the rebalance protocols of the EMB Index, the weightings of the securities and other instruments in the EMB Index, and any updates to the methodology. From time to time, BIM or its affiliates may also provide input relating to possible methodology changes of such EMB Index pursuant to J.P. Morgan’s consultation process or pursuant to other communications with J.P. Morgan.

J.P. Morgan EMBI Global Diversified Index

Number of Components: 992 (as of December 31, 2024)

Index Description. The J.P. Morgan EMBI Global Diversified Index (the “Underlying EMB Index”) is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark that tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weights of each country within the Underlying EMB Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

Index Methodology. Eligible issuer countries must have gross national income (“GNI”) below the Index Income Ceiling (“IIC”) or below the Index PPP Ratio (IPR) criterion established by the EMB Index Provider for three consecutive years. J.P. Morgan defines IIC as the GNI per capita level that is adjusted every year by the growth rate of the World GNI per capita, provided by the World Bank annually. For the IPR, it is calculated from the one-year lagged GDP data available in IMF’s World Economic Outlook publication. The EM IPR threshold is an indexed number which mimics the changes to the World IPR.

Component Selection Criteria. Securities that satisfy all the following defined criteria will be eligible for inclusion in the Underlying EMB Index: (i) are denominated in U.S. dollars, (ii) have a current face amount outstanding of $500 million or more, (iii) have at least 2.5 years until maturity to be eligible for inclusion and, at each subsequent rebalance, have at least six months until maturity to remain in the index and (iv) have bid and offer prices that are available on a daily and timely basis sourced from a third party valuation vendor. Convertible bonds, securities issued by municipalities or provinces, and local law securities are all excluded from the EMB Index.

Index Maintenance. The Underlying EMB Index is a broad, diverse market capitalization-weighted index. The Underlying EMB Index is priced every business day of the year. Business days are based on the U.S. bond market calendar set by the Emerging Markets Trading Association (EMTA). Index securities are priced using bid pricing each day. Security level pricing for the EMB Index is sourced from a third-party valuation vendor ensuring transparency and consistency. Daily indicative pricing for each security and FX rate is closely scrutinized and are reconciled using market movements and other pricing sources as guidance. As necessary, an established alternative source will be used to maintain the integrity of the daily index calculation. On any given calculation day, if the primary source is unable to provide a quote, the EMB Index Provider reserves the right to consider the use of an appropriate alternative source for the index inputs. If a permanent switch for the primary third-party pricing source is necessary, clients will be notified in advance prior to any official switch.

The weight of each security in the Underlying EMB Index is determined by first starting with the face amount outstanding of all eligible securities and aggregating such securities by country. The highest weighted countries are then constrained by capping the total weight within those countries. The result establishes new country weights which are then used to calculate the new eligible face amounts per security within those countries. To calculate the final weights of each security in the Underlying EMB Index, the current day’s price is multiplied by each security’s adjusted face amount. The market capitalization for each security is then divided by the total market capitalization for all securities in the Underlying EMB Index. The result represents the weight of the security expressed as a percentage of the Underlying EMB Index.

The J.P. Morgan EMBI Global Diversified Liquid 1-10 Year Maturity Index

Number of Components: 414 (as of December 31, 2024)

Index Description. The J.P. Morgan EMBI Global Diversified Liquid 1-10 Year Maturity Index (for the purposes of this sub-section, the “Index”) tracks the performance of U.S. dollar-denominated emerging market fixed and floating-rate bonds issued by sovereign and quasi-sovereign entities.

Index Methodology. The Index is comprised of all bonds from the Underlying EMB Index that have an average life below 10 years and with at least $1 billion in face amount outstanding.

A new issue that meets the Index admission requirements is added to the Index at the first month-end rebalancing after its issuance, provided its settlement date falls on or before the month-end rebalance date. The exception to the timing of new issuance is for Regulation S securities. An instrument that is issued purely in reliance on Regulation S of the U.S. Securities Act of 1933 and not pursuant to Rule 144A will be ineligible for inclusion in the Index until it is seasoned (that is, until the expiration of the relevant Regulation S restricted period). The date at which the seasoning restriction is lifted will effectively be the new “settlement” date. If an announcement is made for a bond to be called, it is removed the month-end prior to its call date. If an announcement is not made in time for the bond to be removed the prior month-end, it will be removed the first month-end following the announcement.

The Fund (the “Financial Product”) is not in any way sponsored, sold or promoted by JPMorgan Chase & Co and/or any of its affiliates (collectively “J.P. Morgan”). J.P. Morgan is not responsible for, nor has it participated in, any aspect of the structuring of any attribute of the Financial Product, the determination of the timing of the offering of the Financial Product, the pricing of the Financial Product, or in the manner of operation of the Financial Product. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Financial Product. All information provided herein regarding the EMB Indexes, including without limitation, the levels of the EMB Indexes, is provided for informational purposes only. J.P. Morgan does not warrant the completeness or accuracy of the EMB Indexes and/or the completeness or accuracy or any other information furnished in connection with the EMB Indexes. The EMB Indexes are the exclusive property of J.P. Morgan and J.P. Morgan retains all property rights therein. Nothing herein constitutes, or forms part of, an offer or solicitation for the purchase or sale of any financial instrument, including of the Financial Product, or as an official confirmation of any transaction, or a valuation or price for the EMB Indexes or the Financial Product. Nothing contained herein shall be construed as a J.P. Morgan recommendation to adopt any investment strategy or as legal, tax of accounting advice. J.P. Morgan makes no express or implied representations or warranties with respect to the EMB Indexes and/or the Financial Product, including but not limited to regarding the advisability of investing in securities or financial products generally and/or the Financial Products specifically, or the advisability of any of the EMB Indexes to track investment opportunities in the financial markets or otherwise achieve their objective. J.P. Morgan hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EMB Indexes and the Financial Product. J.P. Morgan has no obligation to take the needs of the issuer or sponsor of any Financial Product, any investor, counterparty or any other party into consideration in determining, composing or calculating the EMB Indexes. J.P. Morgan is not responsible for nor has participated in the determination of the timing of, prices at, or quantities of this Financial Product or in the determination or calculation of the equation by or the consideration into which this Financial Product is redeemable. Without limiting any of the foregoing, in no event shall J.P. Morgan have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) to any person, including but not limited to, for any statements contained in any offering document or any other materials used to describe the EMB Indexes and/or the Financial Product, any error in the pricing or otherwise, of the EMB Indexes and/or the Financial Product and J.P. Morgan shall not be under any obligation to advise any person of any error therein.

Construction and Maintenance of the Indexes – Treasury Funds

Descriptions of the Treasury Indexes and Underlying Treasury Indexes are provided below. With respect to certain Treasury Indexes of the BondBloxx ETFs, BIM or its affiliates have held discussions with Bloomberg Index Services Limited (“Bloomberg”) regarding their business interest in licensing an index to track a particular market segment and conveyed investment concepts and strategies that could be considered for the index. Bloomberg designed and constituted such Treasury Indexes using concepts conveyed by BIM or its affiliates. For each of these Treasury Indexes, the relevant Fund may be the first or sole user of the Treasury Index. In its sole discretion, Bloomberg determines the composition of the securities and other instruments in such Treasury Index, the rebalance protocols of the Treasury Index, the weightings of the securities and other instruments in the Treasury Index, and any updates to the methodology.

The Treasury Indexes and the Underlying Treasury Indexes are sponsored by Bloomberg, which is not affiliated with the Funds or BIM.

The Indexes

Index Descriptions and Methodologies

Bloomberg US Treasury 6 Month Duration Index

Index Description. The Bloomberg US Treasury 6 Month Duration Index (for purposes of this sub-section, the “Index”) is comprised of U.S. Treasury bills that are included in the Bloomberg US Treasury Bill Index (for purposes of this sub-section, the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury bills from the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 6 month target duration of the Index at the monthly rebalancing date. Securities in the Index are updated on the last business day of each calendar month.

Index Methodology. The Index is constructed using U.S. Treasury bills with durations in the following two duration buckets from the Underlying Index: 1 to 6 month duration securities and 6 to 12 month duration securities. These duration buckets are weighted by market capitalization of their component securities and then blended according to the weighting required to match the target duration of the Index at the monthly rebalancing date.

Bloomberg US Treasury 1 Year Duration Index

Index Description. The Bloomberg US Treasury 1 Year Duration Index (for purposes of this sub-section, the “Index”) is comprised of U.S. Treasury notes and bonds that are included in the Bloomberg US Short Treasury Index and the Bloomberg US Treasury Index (for purposes of this sub-section, each an “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds from each Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 1 year target duration of the Index at the monthly rebalancing date. Securities in the Index are updated on the last business day of each calendar month.

Index Methodology. The Index is constructed using U.S. Treasury notes and bonds with durations in the following two duration buckets from the respective Underlying Index: 6 to 12 month duration securities from the Bloomberg US Short Treasury Index and 12 to 18 month duration securities from the Bloomberg US Treasury Index. These duration buckets are weighted by market capitalization of their component securities and then blended according to the weighting required to match the target duration of the Index at the monthly rebalancing date. No U.S. Treasury bills from the Bloomberg US Short Treasury Index are included in the Index.

Bloomberg US Treasury 2 Year Duration Index

Index Description. The Bloomberg US Treasury 2 Year Duration Index (for purposes of this sub-section, the “Index”) is comprised of US Treasury notes and bonds that are included in the Bloomberg US Treasury Index (for purposes of this sub-section, the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds from the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 2 year target duration of the Index at the monthly rebalancing date. Securities in the Index are updated on the last business day of each calendar month.

Index Methodology. The Index is constructed using U.S. Treasury notes and bonds with durations in the following two duration buckets from the Underlying Index: 1 to 2 year duration securities and 2 to 3 year duration securities. These duration buckets are weighted by market capitalization of their component securities and then blended according to the weighting required to match the target duration of the Index at the monthly rebalancing date.

Bloomberg US Treasury 3 Year Duration Index

Index Description. The Bloomberg US Treasury 3 Year Duration Index (for purposes of this sub-section, the “Index”) is comprised of U.S. Treasury notes and bonds that are included in the Bloomberg US Treasury Index (for purposes of this sub-section, the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds from the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 3 year target duration of the Index at the monthly rebalancing date. Securities in the Index are updated on the last business day of each calendar month.

Index Methodology. The Index is constructed using U.S. Treasury notes and bonds with durations in the following two duration buckets from the Underlying Index: 2 to 3 year duration securities and 3 to 4 year duration securities. These duration buckets are weighted by market capitalization of their component securities and then blended according to the weighting required to match the target duration of the Index at the monthly rebalancing date.

Bloomberg US Treasury 5 Year Duration Index

Index Description. The Bloomberg US Treasury 5 Year Duration Index (for purposes of this sub-section, the “Index”) is comprised of U.S. Treasury notes and bonds that are included in the Bloomberg US Treasury Index (for purposes of this sub-section, the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds from the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 5 year target duration of the Index at the monthly rebalancing date. Securities in the Index are updated on the last business day of each calendar month.

Index Methodology. The Index is constructed using U.S. Treasury notes and bonds with durations in the following two duration buckets from the Underlying Index: 4 to 5 year duration securities and 5 to 6 year duration securities. These duration buckets are weighted by market capitalization of their component securities and then blended according to the weighting required to match the target duration of the Index at the monthly rebalancing date.

Bloomberg US Treasury 7 Year Duration Index

Index Description. The Bloomberg US Treasury 7 Year Duration Index (for purposes of this sub-section, the “Index”) is comprised of U.S. Treasury notes and bonds that are included in the Bloomberg US Treasury Index (for purposes of this sub-section, the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds from the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 7 year target duration of the Index at the monthly rebalancing date. Securities in the Index are updated on the last business day of each calendar month.

Index Methodology. The Index is constructed using U.S. Treasury notes and bonds with durations in the following two duration buckets from the Underlying Index: 5 to 7 year duration securities and 7 to 9 year duration securities. These duration buckets are weighted by market capitalization of their component securities and then blended according to the weighting required to match the target duration of the Index at the monthly rebalancing date.

Bloomberg US Treasury 10 Year Duration Index

Index Description. The Bloomberg US Treasury 10 Year Duration Index (for purposes of this sub-section, the “Index”) is comprised of U.S. Treasury notes and bonds that are included in the Bloomberg US Treasury Index (for purposes of this sub-section, the “Underlying Index”). The Index is constructed using two underlying “duration buckets” of U.S. Treasury notes and bonds from the Underlying Index that are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 10 year target duration of the Index at the monthly rebalancing date. Securities in the Index are updated on the last business day of each calendar month.

Index Methodology. The Index is constructed using U.S. Treasury notes and bonds with durations in the following two duration buckets from the Underlying Index: 6 to 10 year duration securities and 10 to 14 year duration securities. These duration buckets are weighted by market capitalization of their component securities and then blended according to the weighting required to match the target duration of the Index at the monthly rebalancing date.

Bloomberg US Treasury 20 Year Duration Index

Index Description. The Bloomberg US Treasury 20 Year Duration Index (for purposes of this sub-section, the “Index”) is comprised of U.S. Treasury notes and bonds that are included in the Bloomberg US Treasury Index (for purposes of this sub-section, the “Underlying Index”) along with principal only U.S. Treasury STRIPS. The Index is constructed using two buckets: one bucket of 16 to 20 year duration U.S. Treasury notes and bonds in the Underlying Index, and one bucket of at least 20 year duration U.S. Treasury notes and bonds included in the Underlying Index, along with principal only U.S. Treasury STRIPS. The buckets are weighted by market capitalization of their component securities and then blended according to the weighting required to match the 20 year target duration of the Index at the monthly rebalancing date. Securities in the Index are updated on the last business day of each calendar month.

Index Methodology. The Index is constructed using two buckets: one bucket of 16 to 20 year duration U.S. Treasury notes and bonds included in the Underlying Index, and one bucket of at least 20 year duration U.S. Treasury notes and bonds included in the Underlying Index, along with principal only U.S. Treasury STRIPS. The buckets are weighted by market capitalization of their component securities and then blended according to the weighting required to match the target duration of the Index at the monthly rebalancing date.

Rebalancing Rules

Frequency

The weights of each component bucket underlying each Treasury Index are rebalanced on a monthly basis using data as of the month-end date (T). Before January 2023, the weights of each component bucket underlying each Treasury Index were rebalanced on a monthly basis using data 2 business days prior to the month-end date (T-2).

Within the components themselves, Bloomberg maintains two universes of securities: the Returns (Backward) and the Projected (Forward) Universes. The composition of the Returns Universe is rebalanced at each month-end and represents the fixed set of bonds on which index returns are calculated for the next month. The Projected Universe is a forward-looking projection that changes daily to reflect issues dropping out of and entering the index but is not used for return calculations. On the last business day of the month (the rebalancing date), the composition of the latest Projected Universe becomes the Returns Universe for the following month.

Index Changes

During the month, indicative changes to securities are reflected daily in the Projected and Returns Universe of the index. These changes may cause bonds to enter or fall out of the Projected Universe of the index on a daily basis, but will affect the composition of the Returns Universe at month-end only, when the index is next rebalanced.

Reinvestment of Cash Flows

Intra-month cash flows from interest and principal payments contribute to monthly index returns but are not reinvested at a short-term reinvestment rate between rebalance dates. At each rebalancing, cash is effectively reinvested into the Returns Universe for the following month so that index results over two or more months reflect monthly compounding.

New Issues

Qualifying securities issued, but not necessarily settled on or before the month-end rebalancing date, qualify for inclusion in the following month’s index if the required security reference information and pricing are readily available.

Pricing and Related Issues

Index-eligible securities are priced on a daily basis by Bloomberg’s evaluated pricing service, BVAL. Securities are quoted as percentage of par and are priced at 4 p.m. (New York time). On early market closes, prices are taken as of 2 p.m. (New York time), unless otherwise noted. If the last business day of the month is a public holiday, prices from the previous business day are used. Securities in the index are priced on the bid side.

Bloomberg US Treasury Bill Index

The Bloomberg US Treasury Bill Index is the Underlying Index for the BondBloxx Bloomberg Six Month Target Duration US Treasury ETF. The Bloomberg US Treasury Bill Index tracks the market for Treasury bills issued by the U.S. government. U.S. Treasury bills are issued in fixed maturity terms of 4, 13, 26 and 52 weeks. The US Treasury Bill Index is a component of the US Short Treasury Index along with U.S. Treasury notes and bonds that have fallen below one year to maturity. Bloomberg publishes sub-indexes based on the following maturities: 1-3 months, 3-6 months, 6-9 months and 9-12 months, to measure the performance of Treasury bills of specific tenors.

Rules for Inclusion

Eligible Currencies

Principal and interest must be denominated in USD.

Quality

Securities must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a security, that rating is used. In cases where explicit security level ratings may not be available, other sources may be used to classify securities by credit quality:

●	Local currency Treasury issues are classified using the middle issuer level rating from each agency for all outstanding bonds, even if bond level ratings are available.

Amount Outstanding

●	U.S. Treasuries held in the Federal Reserve SOMA account (both purchases at issuance and net secondary market transactions) are deducted from the total amount outstanding. New issuance bought at auction by the Federal Reserve does not enter the index. Net secondary market purchases/sales are adjusted in the Projected Universe of the index weekly, typically on Fridays, and in the Returns Universe once a month.

Maturity

●	At least one month and up to, but not including, 12 months to maturity.

●	Sub-indexes based on maturity are inclusive of lower bounds. The 1-3 months sub-index, for example, would include bonds with a remaining average life of 1-2.9999 months as of the index rebalancing date.

●	Sub-indexes by maturity include: 1-3 months, 3-6 months, 6-9 months, and 9-12 months.

Security Types

Included

●	Public obligations of the U.S. Treasury

Excluded

●	U.S. Treasuries held in the Federal Reserve SOMA account

●	Inflation-linked bonds, floating-rate bonds

Rebalancing Rules

Frequency

For each index, Bloomberg maintains two universes of securities: the Returns (Backward) and the Projected (Forward) Universes. The composition of the Returns Universe is rebalanced at each month-end and represents the fixed set of bonds on which index returns are calculated for the next month. The Projected Universe is a forward-looking projection that changes daily to reflect issues dropping out of and entering the index but is not used for return calculations. On the last business day of the month (the rebalancing date), the composition of the latest Projected Universe becomes the Returns Universe for the following month.

Index Changes

During the month, indicative changes to securities (credit rating change, sector reclassification, amount outstanding changes, corporate actions, and ticker changes) are reflected daily in the Projected and Returns Universe of the index. These changes may cause bonds to enter or fall out of the Projected Universe of the index on a daily basis, but will affect the composition of the Returns Universe at month-end only, when the index is next rebalanced.

Reinvestment of Cash Flows

Intra-month cash flows from interest and principal payments contribute to monthly index returns but are not reinvested at a short-term reinvestment rate between rebalance dates. At each rebalancing, cash is effectively reinvested into the Returns Universe for the following month so that index results over two or more months reflect monthly compounding.

New Issues

Qualifying securities issued, but not necessarily settled on or before the month-end rebalancing date, qualify for inclusion in the following month’s index if the required security reference information and pricing are readily available.

Pricing and Related Issues

Index-eligible securities are priced on a daily basis by Bloomberg’s evaluated pricing service, BVAL.

Securities are quoted as percentage of par, and are priced at 4 p.m. (New York time). On early market closes, prices are taken as of 2 p.m. (New York time), unless otherwise noted. If the last business day of the month is a public holiday, prices from the previous business day are used.

Securities in the index are priced on the bid side.

Bloomberg US Short Treasury Index

The Bloomberg US Short Treasury Index is one of the Underlying Indexes for the BondBloxx Bloomberg 1 Year Target Duration US Treasury ETF. The Bloomberg US Short Treasury Index tracks the market for Treasury bills, notes, and bonds issued by the U.S. government. The index includes Treasury bills issued in fixed maturity terms of 4, 13, 26, and 52 weeks and Treasury notes and bonds that have fallen below one year to maturity.

Rules for Inclusion

Eligible Currencies

Principal and interest must be denominated in USD.

Quality

Securities must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a security, that rating is used. In cases where explicit security level ratings may not be available, other sources may be used to classify securities by credit quality:

●	Local currency Treasury issues are classified using the middle issuer level rating from each agency for all outstanding bonds, even if bond level ratings are available.

Amount Outstanding

●	U.S. Treasuries held in the Federal Reserve SOMA account (both purchases at issuance and net secondary market transactions) are deducted from the total amount outstanding. New issuance bought at auction by the Federal Reserve does not enter the index. Net secondary market purchases/sales are adjusted are adjusted at each month-end with a one-month lag.

Maturity

At least one month and up to 11.9999 months to maturity.

Security Types

Included

●	Public obligations of the U.S. Treasury

Excluded

●	U.S. Treasuries held in the Federal Reserve SOMA account

●	Inflation-linked bonds, floating-rate bonds, STRIPS, zero coupon bonds

●	Cash management bills (CMB)

Rebalancing Rules

Frequency

For each index, Bloomberg maintains two universes of securities: the Returns (Backward) and the Projected (Forward) Universes. The composition of the Returns Universe is rebalanced at each month-end and represents the fixed set of bonds on which index returns are calculated for the next month. The Projected Universe is a forward-looking projection that changes daily to reflect issues dropping out of and entering the index but is not used for return calculations. On the last business day of the month (the rebalancing date), the composition of the latest Projected Universe becomes the Returns Universe for the following month.

Index Changes

During the month, indicative changes to securities (credit rating change, sector reclassification, amount outstanding changes, corporate actions, and ticker changes) are reflected daily in the Projected and Returns Universe of the index. These changes may cause bonds to enter or fall out of the Projected Universe of the index on a daily basis, but will affect the composition of the Returns Universe at month-end only, when the index is next rebalanced.

Reinvestment of Cash Flows

Intra-month cash flows from interest and principal payments contribute to monthly index returns but are not reinvested at a short-term reinvestment rate between rebalance dates. At each rebalancing, cash is effectively reinvested into the Returns Universe for the following month so that index results over two or more months reflect monthly compounding.

New Issues

Qualifying securities issued, but not necessarily settled on or before the month-end rebalancing date, qualify for inclusion in the following month’s index if the required security reference information and pricing are readily available.

Pricing and Related Issues

Index-eligible securities are priced on a daily basis by Bloomberg’s evaluated pricing service, BVAL. Securities are quoted as percentage of par and are priced at 4 p.m. (New York time). On early market closes, prices are taken as of 2 p.m. (New York time), unless otherwise noted. If the last business day of the month is a public holiday, prices from the previous business day are used. Securities in the index are priced on the bid side.

Bloomberg US Treasury Index

The Bloomberg US Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint. STRIPS are excluded from the index because their inclusion would result in double counting.

Rules for Inclusion

Eligible Currencies

Principal and interest must be denominated in USD.

Quality

Securities must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a security, that rating is used. In cases where explicit security level ratings may not be available, other sources may be used to classify securities by credit quality:

●	Local currency Treasury issues are classified using the middle issuer level rating from each agency for all outstanding bonds, even if bond level ratings are available.

Amount Outstanding

●	USD300mn minimum par amount outstanding.

●	U.S. Treasuries held in the Federal Reserve SOMA account (both purchases at issuance and net secondary market transactions) are deducted from the total amount outstanding. New issuance bought at auction by the Federal Reserve does not enter the index. Net secondary market purchases/sales are adjusted in the Projected Universe of the index weekly, typically on Fridays, and in the Returns Universe once a month.

Coupon

●	Fixed-rate coupon.

●	Original zero-coupon issues are included.

Maturity

●	At least one year until final maturity, regardless of optionality.

●	Sub-indexes based on maturity are inclusive of lower bounds. Intermediate maturity bands include bonds with maturities of 1 to 9.9999 years. Long maturity bands include maturities of 10 years or greater.

Security Types

Included

●	Public obligations of the U.S. Treasury

●	Bullet, putable, sinkable/amortizing and callable bonds

●	Original issue zero coupons

Excluded

●	U.S. Treasuries held in the Federal Reserve SOMA account

●	Inflation-linked bonds, floating-rate bonds

●	STRIPS, Treasury bills, bellwethers

●	State and local government series (SLG) bonds

Rebalancing Rules

Frequency

For each index, Bloomberg maintains two universes of securities: the Returns (Backward) and the Projected (Forward) Universes. The composition of the Returns Universe is rebalanced at each month-end and represents the fixed set of bonds on which index returns are calculated for the next month. The Projected Universe is a forward-looking projection that changes daily to reflect issues dropping out of and entering the index but is not used for return calculations. On the last business day of the month (the rebalancing date), the composition of the latest Projected Universe becomes the Returns Universe for the following month.

Index Changes

During the month, indicative changes to securities (credit rating change, sector reclassification, amount outstanding changes, corporate actions, and ticker changes) are reflected daily in the Projected and Returns Universe of the index. These changes may cause bonds to enter or fall out of the Projected Universe of the index on a daily basis, but will affect the composition of the Returns Universe at month-end only, when the index is next rebalanced.

Reinvestment of Cash Flows

Intra-month cash flows from interest and principal payments contribute to monthly index returns but are not reinvested at a short-term reinvestment rate between rebalance dates. At each rebalancing, cash is effectively reinvested into the Returns Universe for the following month so that index results over two or more months reflect monthly compounding.

New Issues

Qualifying securities issued, but not necessarily settled on or before the month-end rebalancing date, qualify for inclusion in the following month’s index if the required security reference information and pricing are readily available.

Pricing and Related Issues

Index-eligible securities are priced on a daily basis by Bloomberg’s evaluated pricing service, BVAL. Securities are quoted as percentage of par and are priced at 4 p.m. (New York time). On early market closes, prices are taken as of 2 p.m. (New York time), unless otherwise noted. If the last business day of the month is a public holiday, prices from the previous business day are used. Securities in the index are priced on the bid side.

Construction and Maintenance of the Indexes – BBB Funds

Descriptions of the Funds’ Indexes are provided below. With respect to certain Indexes of the BondBloxx ETFs, BIM or its Affiliates have held discussions with Bloomberg Index Services Limited (the “BBB Index Provider” or “Bloomberg”) regarding their business interest in licensing an index to track a particular market segment and conveyed investment concepts and strategies that could be considered for the index. Bloomberg designed and constituted such Indices using concepts conveyed by BIM or its Affiliates. For each of these Indices, the relevant fund may be the first or sole user of the Index. In its sole discretion, Bloomberg determines the composition of the securities and other instruments in such Index, the rebalance protocols of the Index, the weightings of the securities and other instruments in the Index, and any updates to the methodology. From time to time, BIM or its Affiliates may also provide input relating to possible methodology changes of such Index pursuant to the Index Provider’s consultation process or pursuant to other communications with the Index Provider.

Index Descriptions

Bloomberg US Corporate BBB 1-5 Year Index

The Bloomberg US Corporate BBB 1-5 Year Index measures the performance of BBB fixed rate, taxable U.S. dollar-denominated bonds issued by U.S. and non-U.S. industrial, utility and financial issuers with remaining maturities of greater than or equal to one year and less than five years.

Bloomberg US Corporate BBB 5-10 Year Index

The Bloomberg US Corporate BBB 5-10 Year Index measures the performance of BBB fixed rate, taxable U.S. dollar-denominated bonds issued by U.S. and non-U.S. industrial, utility and financial issuers with remaining maturities of greater than or equal to five years and less than ten years.

Bloomberg US Corporate BBB 10+ Year Index

The Bloomberg US Corporate BBB 10+ Year Index measures the performance of BBB fixed rate, taxable U.S. dollar-denominated bonds issued by U.S. and non-U.S. industrial, utility and financial issuers with remaining maturities of greater than or equal to ten years.

Rules for Inclusion

Currency

Principal and interest must be denominated in USD.

Credit Ratings

The security should carry a rating of Baa1/BBB+, Baa2/BBB, or Baa3/BBB- using the Bloomberg index rating methodology. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, other sources may be used to classify securities by credit quality:

●	Expected ratings at issuance may be used to ensure timely index inclusion or to properly classify split-rated issuers.

●	Unrated securities may use an issuer rating for index classification purposes if available. Unrated subordinated securities are included if a subordinated issuer rating is available.

Sector Eligibility

Corporate.

Amount Outstanding

USD500mn minimum par amount outstanding.

Maturity

●	BondBloxx BBB Rated 1-5 Year Corporate Bond ETF: At least one year and up to, but not including, five years until final maturity, regardless of optionality.

●	BondBloxx BBB Rated 5-10 Year Corporate Bond ETF: At least five year and up to, but not including, ten years until final maturity, regardless of optionality.

●	BondBloxx BBB Rated 10+ Year Corporate Bond ETF: At least ten years until final maturity, regardless of optionality.

Coupon

●	Fixed-rate coupon.

●	Callable fixed-to-floating rate bonds are eligible during their fixed-rate term only.

●	Bonds with a step-up coupon that changes according to a predetermined schedule are eligible.

Bloomberg US Corporate Index

The Bloomberg US Corporate Index is the Underlying Index for the Funds (for purposes of this sub-section, the “Underlying Index”). The Underlying Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar denominated securities publicly issued by US and non-US industrial, utility, and financial issuers. The below provides additional information regarding the index methodology for the Underlying Index that are applicable to each Fund’s respective Index.

Security Types

Included:

●	Bullet, putable, sinkable/amortizing and

●	callable bonds

●	Original issue zero coupon bonds

●	Underwritten MTN

●	Enhanced equipment trust certificates (EETC)

●	Certificates of deposit

●	Fixed-rate and fixed-to-float (including fixed-to-variable) capital securities

Excluded:

●	Contingent capital securities, including traditional CoCos and contingent write-down securities, with explicit capital ratio or solvency/balance sheet–based triggers

●	Bonds with equity type features (e.g., warrants, convertibles, preferreds, DRD/QDI-eligible issues)

●	Inflation-linked bonds, floating-rate issues

●	Taxable and tax-exempt municipal securities, covered bonds

●	Private placements with no SEC registration rights, retail bonds

●	USD25/USD50 par bonds

●	Structured notes, pass-through certificates

●	Illiquid securities with no available internal or third-party pricing source

Rebalancing Rules

Frequency

For each index, Bloomberg maintains two universes of securities: the Returns (Backward) and the Projected (Forward) Universes. The composition of the Returns Universe is rebalanced at each month-end and represents the fixed set of bonds on which index returns are calculated for the next month. The Projected Universe is a forward-looking projection that changes daily to reflect issues dropping out of and entering the index but is not used for return calculations. On the last business day of the month (the rebalancing date), the composition of the latest Projected Universe becomes the Returns Universe for the following month.

Index Changes

During the month, indicative changes to securities (credit rating change, sector reclassification, amount outstanding changes, corporate actions, and ticker changes) are reflected daily in the Projected and Returns Universe of the index. These changes may cause bonds to enter or fall out of the Projected Universe of the index on a daily basis, but will affect the composition of the Returns Universe at month-end only, when the index is next rebalanced.

Reinvestment of Cash Flows

Intra-month cash flows from interest and principal payments contribute to monthly index returns but are not reinvested at a short-term reinvestment rate between rebalance dates. At each rebalancing, cash is effectively reinvested into the Returns Universe for the following month so that index results over two or more months reflect monthly compounding.

New Issues

Qualifying securities issued, but not necessarily settled on or before the month-end rebalancing date, qualify for inclusion in the following month’s index if the required security reference information and pricing are readily available.

Pricing and Related Issues

Sources & Frequency

Bonds are priced on a daily basis by Bloomberg’s evaluated pricing service, BVAL.

Pricing Quotes

Bonds are quoted as a percentage of par.

Timing

●	Prior to January 14, 2021, bonds are priced at 3 p.m. (New York time). On early market closes, prices are taken as of 1 p.m. (New York time), unless otherwise noted.

●	From January 14, 2021, and onwards, bonds are priced at 4 p.m. (New York time). On early market closes, prices are taken as of 2 p.m. (New York time), unless otherwise noted.

●	If the last business day of the month is a public holiday, prices from the previous business day are used.

Bid or Offer Side

Bonds in the index are priced on the bid side. The initial price for new corporate issues entering the index is the offer side; after the first month, the bid price is used.

Settlement Assumptions

T+1 calendar day settlement basis for all bonds. At month-end, settlement is assumed to be the first calendar day of the following month, even if the last business day is not the last day of the month, to allow for one full month of accrued interest to be calculated.

Verification

Daily price moves for each security are analyzed by the index pricing team to identify outliers. Index users may also challenge price levels, which are then reviewed and updated as needed.

Currency Hedging

Returns hedged to various non-USD currencies are published for the US Corporate Index. The indices’ FX hedging methodology takes rolling one-month forward contracts that are reset at the end of each month and hedges each non-reporting currency-denominated bond in the index into the reporting currency terms. No adjustment is made to the hedge during the month to account for price movements of constituent securities in the Returns Universe of the index.

Calendar

The index follows the US bond market holiday schedule.

Investment Policies

The Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of the applicable Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of a Fund is defined in the 1940 as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Each Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, each Fund may change its investment objective and its Sector Index, Credit Ratings Index, EMB Index, Treasury Index or BBB Index as applicable (each, an “Index”), without shareholder approval.

Fundamental Investment Policies

The Funds (other than the Sector Rotation Fund) will not:

1.	Concentrate its investments in a particular industry or group of industries, as that term is used in the 1940 Act, except that each Fund will concentrate to approximately the same extent that its Index concentrates in the securities of a particular industry or group of industries.

The Tax-Aware Funds and Private Credit CLO ETF will not:

1.	Concentrate its investments in a particular industry or group of industries, as that term is used in the 1940 Act.

The Sector Rotation Fund will not:

1.	Concentrate its investments in a particular industry or group of industries, as that term is used in the 1940 Act, except that the Fund will, with respect to the respective allocation of its net assets to an Underlying Fund, concentrate to the same proportion with respect to such allocation that an Underlying Fund’s underlying index concentrates in the securities of a particular industry or group of industries.

The Funds may:

2.	Borrow money to the extent permitted by applicable law.

3.	Issue senior securities to the extent permitted by applicable law.

4.	Purchase, sell or hold real estate to the extent permitted by applicable law.

5.	Underwrite securities to the extent permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts to the extent permitted by applicable law.

7.	Make loans to the extent permitted by applicable law.

Notations Regarding each Fund’s Fundamental Investment Policies

The following notations are not considered to be part of each Fund’s fundamental investment policies and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country, except that for purposes of the industry concentration policy, investments in securities of a single foreign government represent investments in a separate industry. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. With respect to each Fund’s industry classifications, each Fund currently utilizes any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The Sector Rotation Fund currently intends to rely on the classifications utilized by the Index Provider of the Underlying Funds. To the extent a Fund invests in other registered investment companies, when making additional investments, the Fund will consider the holdings of such registered investment companies, to the extent they are known, for purposes of complying with the Fund’s concentration policy. The policy also will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of each Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to certain 1940 Act restrictions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy relating to borrowing money set forth in (2) above.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the 1940 Act does not prohibit each Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of each Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where each Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause each Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the 1940 Act does not prohibit each Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Diversification Status for the Sector Funds (other than the Sector Rotation Fund and Healthcare Fund) and the Tax-Aware Funds

The Sector Funds (other than the Sector Rotation Fund and Healthcare Fund), and the Tax-Aware Funds are diversified. A fund classified as “diversified” under the 1940 Act may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

Non-Fundamental Investment Policies

In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by each Fund’s Prospectus and SAI, as amended from time to time, and by applicable law.

Each Fund has also adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid investment, except as permitted under the 1940 Act, which currently limits each Fund’s holdings in illiquid investments to 15% of a Fund’s net assets. BIM monitors Fund holdings in illiquid investments pursuant to the Liquidity Program. Except with regard to the fundamental policy relating to senior securities set forth in (3) above for all Funds, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

Each Fund (other than the Sector Rotation Fund, Tax-Aware Funds and Private Credit CLO ETF) has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in component securities in each Fund’s Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Sector Rotation Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated high yield corporate bonds, either directly or indirectly through the Underlying Funds, in high-yield securities of U.S. companies. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Each Fund (other than the Sector Rotation Fund) has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules thereunder.

The Sector Rotation Fund and Tax-Aware Funds have adopted a non-fundamental investment policy to consider the underlying investments of any underlying investment companies when determining the Fund’s compliance with its concentration policies to the extent that such information is available to the Fund.

Unless otherwise indicated, all limitations under each Fund’s fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of each Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in each Fund’s total assets will not require each Fund to dispose of an investment until BIM determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BIM and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The address of each Trustee and officer is c/o BondBloxx ETF Trust, 700 Larkspur Landing Circle, Suite 250, Larkspur, CA 94939. The Board has designated Joanna Gallegos as its Board Chair. David Lonergan serves as the Lead Independent Trustee.

Trustees

Independent Trustees

Name (Age)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee
Allan Eberhart (63)	Trustee	2021-present	Professor of Finance, Founding Director (now Senior Associate Dean) of Master of Science in Finance program, McDonough School of Business, Georgetown University, since 1989	29	None

David Lonergan (55)	Lead Independent Trustee	2021-present	Retired; Chief Investment Officer Vista Capital Advisors (2017); Managing Director Global Co-Head Securities Lending and Finance BlackRock (1994-2014)	29	Advisory Board Member, Make-A-Wish Greater Bay Area (since 2017)

Stephen Messinger (63)	Trustee, Audit Committee Chair	2021-present	President, Morrow Sodali Fund Solutions, 2019-present (registered fund governance advisory); Managing Director, BlackRock, Inc. (2016-2019); Executive Vice President, iShares ETFs (2016-2019)	29	Director, Ricochet Foundation (since 2018)

H. Michael Williams (64)	Trustee, Nominating and Governance Committee Chair	2021-present	Retired; Educator, Director of Intercollegiate Athletics, University of California, Berkeley (2014-2018)	29	Member, Board of Visitors, University of California – Berkeley (since 2022); Director, Health Career Connections (since 2021) Director, The Spencer Foundation (since 2019);

Interested Trustee
Joanna Gallegos[1] (49)	Trustee and Board Chair	2021-present	Chief Operating Officer, BondBloxx Investment Management Corporation, since 2021; Head of Global ETF Strategy (2019-2021), Head of U.S. ETFs (2017-2019) and Head of ETF Product Development (2013-2017), J.P. Morgan Asset Management; Managing Director/Director, BlackRock, Inc. (1999-2013)	29	None

1.	Joanna Gallegos is an “interested person” of the Trust, as defined in the 1940 Act, due to her affiliation with the Adviser.

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Joanna Gallegos (49)	Chief Executive Officer and President	Chief Operating Officer, BondBloxx Investment Management Corporation, since 2021; Head of Global ETF Strategy (2019-2021), Head of U.S. ETFs (2017-2019) and Head of ETF Product Development (2013-2017), J.P. Morgan Asset Management; Managing Director/Director, BlackRock, Inc. (1999-2013)

Tony Kelly (53)	Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer	Head of ETF Product and Capital Markets, BondBloxx Investment Management Corporation, since 2021; Managing Director and Head of ETF Product, Goldman Sachs Asset Management (2015-2021); Managing Director/Director, BlackRock, Inc. (2000-2015)

Kevin Hourihan (46)	Chief Compliance Officer and AML Compliance Officer	Senior Principal Consultant – Fund Chief Compliance Officer, ACA Global, LLC, since 2022; Chief Compliance Officer, ETF Managers Trust, since 2022; Chief Compliance Officer, Bitwise Funds Trust, since 2022; Chief Compliance Officer, Ashmore Funds (2017-2022); Director, Ashmore Investment Advisors (US) Corp. (2017-2022); Director, Ashmore Investment Management (US) Corp. (2017-2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp. (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (US) LLC (2015-2017)

Karen Keyser (54)	Vice President and Secretary	Investment Platform Manager, BondBloxx Investment Management Corporation, since 2023; Vice-President, Business and Platform Development, Global Securities Lending, (2010-2023) and Principal, Product Management, US Cash Management, (2005-2010) and US iShares (1999-2005), BlackRock, Inc.

Douglas Frederickson (33)	Assistant Treasurer	Director of Finance, BondBloxx Investment Management Corporation, since 2024. Technical Accounting Consulting Director (June 2022 – March 2024) and Technical Accounting Consulting Manager (March 2021 – June 2022), RSM US LLP; Accounting Advisory Manager (Oct 2018 – March 2021) KPMG

The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.

Independent Trustees

Allan C. Eberhart. Allan C. Eberhart has been a Trustee of the Trust since 2021. He served as Chair of the Nominating and Governance Committee from 2021 to December 2023. Mr. Eberhart has over 30 years of experience in financial education and consulting. He is a Professor of Finance and Founding Director, now Senior Associate Dean, of the Master of Science in Finance program at Georgetown University’s McDonough School of Business. He began teaching Finance at Georgetown University in 1989. He has published research on financial markets in leading journals such as the Journal of Finance, Review of Financial Studies, and the Journal of Accounting Research. He was previously a visiting professor at New York University’s Stern School of Business, and has consulted for firms such as Ashmore Group, Barclays, Goldman, Sachs, Standard and Poor’s, and T. Rowe Price. Mr. Eberhart has a Bachelor of Arts degree from Thomas More College, a Master of Arts degree from the University of Cincinnati, a PhD in Finance from the University of South Carolina, and an EdD in Higher Education Management from the University of Pennsylvania.

David A. Lonergan. David A. Lonergan has been a Trustee and Lead Independent Trustee of the Trust since 2021. Mr. Lonergan most recently served as Chief Investment Officer for Vista Capital Advisors in 2017, where he devised strategies and oversight for a corporate bond and credit derivatives portfolio. Mr. Lonergan retired as a Managing Director with BlackRock Inc. in 2014 after serving the firm and Barclays Global Investors (acquired by BlackRock in 2009) since 1994. When he retired, he was serving as Global Co-Head of Securities Lending and Finance. Prior to that, he held several positions within the firm, including as Global Head of Securities Lending Strategy, Head of U.S. Cash Management, U.S. Liquidity Manager, and Cash Trader. In his role as Head of U.S. Cash Management, he oversaw the management of over $175B in short duration fixed income investments, including asset backed securities, over the counter and exchange traded derivatives, corporate bonds and various liquidity products. Mr. Lonergan currently serves as an Advisory Board Member with Make-A-Wish Greater Bay Area, after having served two terms as a Board Member, including terms as Board Chair, and Treasurer/Finance Committee Chair. Mr. Lonergan has a B.A. degree in Business Administration from California State University Sacramento, and an M.B.A. degree from the University of California at Davis.

Stephen A. Messinger. Stephen A. Messinger has been a Trustee of the Trust and Chair of the Audit Committee since 2021. Mr. Messinger is also considered to be an Audit Committee Financial Expert for purposes of the Sarbanes-Oxley Act of 2002. Mr. Messinger has worked in the asset management industry for over 20 years and with ETF products specifically for more than 14 years. He has recently launched a start-up business, Di Costa Partners, focused on advising managers and boards on the governance of registered funds. Di Costa was acquired in 2022 by Morrow Sodali Fund Solutions, where Mr. Messinger currently serves as President. Prior to Di Costa, Mr. Messinger worked at the world’s largest global ETF sponsor – iShares, which is owned by BlackRock. He has held different roles in the ETF business culminating as the Executive Vice President of the registered iShares ETF complex, a role in which he served as the senior liaison with the US iShares ETFs board of trustees. In that role, he worked closely with the different teams that support the board and coordinated BlackRock’s varied interactions with the board. Prior to his most recent stint at BlackRock, Steve was a Managing Director at Beacon Consulting, where he focused on helping asset managers grow and develop ETF businesses. Mr. Messinger has a B.A. degree from Brown University, an M.I.A. from Columbia University, and an M.B.A. from The Wharton School at the University of Pennsylvania.

H. Michael Williams. H. Michael Williams has been a Trustee of the Trust since 2021 and Chair of the Nominating and Governance Committee since December 2023. Mr. Williams is a Director of the Spencer Foundation, which makes grants to support research in various areas of education. Mr. Williams is also a Member of University of California, Berkeley’s Board of Visitors. Mr. Williams previously was a Trustee, President and CEO of the Barclays Global Investors family of mutual funds. He was a Trustee of the U.C. Berkeley Foundation from 2007-2018 and was its Vice Chairman (2014-2015). He serves on numerous non-profit boards and is Co-Chair of the Executive Board of the College of Letters and Science at U.C. Berkeley. Mr. Williams was most recently the Director of Intercollegiate Athletics at the University of California, Berkeley. Previously, Mr. Williams was Vice Chairman of Capital Markets at Barclays Global Investors and a Vice President of Bank of America. Mr. Williams has an A.B. degree in Economics from the University of California, Berkeley and an M.B.A. degree in Finance from the UCLA Anderson School of Management.

Interested Trustee

Joanna Gallegos. Joanna Gallegos has served as the Chair of the Board of Trustees of the Trust since 2021. In addition, she has served as the President of the Trust since 2021. Ms. Gallegos is the Chief Operating Officer of BondBloxx Investment Management Corporation. In her role, she is responsible for overseeing the day-to-day operations of BIM and the Trust, including overseeing the Trust’s service providers. Ms. Gallegos is a global leader in ETF design, distribution and growth and has an extensive track record in launching new businesses, entering highly competitive markets, and building high performing teams across all phases of the ETF business, including distribution strategy, capital markets effectiveness, the strategic product lifecycle, and building financial enterprise systems. Ms. Gallegos served in a variety of roles as an inaugural member of the management team of the ETF business at J.P. Morgan Asset Management from 2013-2021, including as Head of its U.S. ETF business and Head of Global ETF Strategy, where she led the firm’s efforts to design, develop, launch and manage a complete range of ETF products and helped JPM become a Top 10 Provider of ETFs, with over $65 billion in AUM. Prior to J.P. Morgan, she served in a variety of roles at BlackRock’s iShares division, including Senior Product Manager and Managing Director of the firm’s strategic initiatives group, from 1999 to 2013, where she was instrumental in planning, building and launching many of the industry’s largest and most liquid equity, fixed income and alternative ETFs. Ms. Gallegos holds a Bachelor of Science from Sonoma State University in Business Administration & Finance. She is named as inventor on a patent for Multi-Basket Structure for Exchange Traded Funds (ETF), developed during her time at BlackRock, and a System and Method for Dynamic Implementation of Exchange Traded Funds, developed during her time at J.P. Morgan. She holds the FINRA Series 7, 63 and 24 licenses and is a member of Women in ETFs.

Board – Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BIM to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BIM and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of 5 members, 4 of whom are Independent Trustees. The Board will conduct regular meetings at least four times a year, and absent extenuating circumstances which do not permit in-person meetings, at least two of which will be in person. In addition, the Board expects to hold special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust. The Independent Trustees have retained experienced investment company counsel to advise them on their responsibilities in connection with the oversight of the Trust.

The Board has appointed Joanna Gallegos, who as an Interested Trustee, as the Board Chair, and David Lonergan, an Independent Trustee, to serve in the role of Lead Independent Trustee. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Lead Independent Trustee’s role is to act as a liaison between management and the Board’s Independent Trustees in connection with establishing meeting agendas and overseeing the operation of the Funds. The Board has established two standing Committees: an Audit Committee and a Nominating and Governance Committee to assist the Board in the oversight and direction of the business and affairs of the Funds. From time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Funds is the responsibility of BIM or other service providers (depending on the nature of the risk), subject to the supervision of BIM. Each Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BIM and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Funds. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust’s compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with the Funds’ independent registered public accounting firm to review risk controls in place that support each Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BIM and the Board. The Independent Trustees may engage independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Funds’ investment performance or other activities.

Committees of the Board of Trustees. The members of the Audit Committee are Allan Eberhart, David Lonergan, Stephen Messinger (Chair), and Michael Williams, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. From November 1, 2023 through October 31, 2024, the Audit Committee met four times.

The members of the Nominating and Governance Committee are Michael Williams (Chair), Allan Eberhart, David Lonergan, and Stephen Messinger, each of whom is an Independent Trustee. The principal responsibility of the Nominating and Governance Committee is to oversee the Board’s governance practices and to consider and nominate potential Board members to ensure that the Board is functioning effectively and providing appropriate oversight of the Funds. From November 1, 2023 through October 31, 2024, the Nominating and Governance Committee met one time.

As the Chair of the Board, Joanna Gallegos may attend Audit or Nominating and Governance Committee meetings at the invitation of such Committee.

The following tables show the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Allan Eberhart

Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	Over $1m	Aggregate Amount
BondBloxx USD High Yield Bond Industrial Sector ETF	X							$50,001-$100K
BondBloxx USD High Yield Bond Telecom, Media &Technology Sector ETF	X
BondBloxx USD High Yield Bond Healthcare Sector ETF	X
BondBloxx USD High Yield Bond Financial & REIT Sector ETF	X
BondBloxx USD High Yield Bond Energy Sector ETF	X
BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF	X
BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF	X
BondBloxx BB Rated USD High Yield Corporate Bond ETF	X
BondBloxx B Rated USD High Yield Corporate Bond ETF	X
BondBloxx CCC Rated USD High Yield Corporate Bond ETF	X
BondBloxx USD High Yield Bond Sector Rotation ETF	X
BondBloxx JP Morgan USD Emerging Markets 1-10 Year Bond ETF	X
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF				X
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	X
BondBloxx BBB Rated 1-5 Year Corporate Bond ETF	X
BondBloxx BBB Rated 5-10 Year Corporate Bond ETF	X
BondBloxx BBB Rated 10+ Year Corporate Bond ETF	X
BondBloxx IR+M Tax-Aware Short Duration ETF	X
BondBloxx IR+M Tax-Aware ETF For California Residents	X
BondBloxx IR+M Tax-Aware ETF For Massachusetts Residents	X
BondBloxx IR+M Tax-Aware ETF For New York Residents	X
BondBloxx Private Credit CLO ETF	X

David Lonergan

Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	Over $1m	Aggregate Amount
BondBloxx USD High Yield Bond Industrial Sector ETF	X							None
BondBloxx USD High Yield Bond Telecom, Media &Technology Sector ETF	X
BondBloxx USD High Yield Bond Healthcare Sector ETF	X
BondBloxx USD High Yield Bond Financial & REIT Sector ETF	X
BondBloxx USD High Yield Bond Energy Sector ETF	X
BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF	X
BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF	X
BondBloxx BB Rated USD High Yield Corporate Bond ETF	X
BondBloxx B Rated USD High Yield Corporate Bond ETF	X
BondBloxx CCC Rated USD High Yield Corporate Bond ETF	X
BondBloxx USD High Yield Bond Sector Rotation ETF	X
BondBloxx JP Morgan USD Emerging Markets 1-10 Year Bond ETF	X
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	X
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	X
BondBloxx BBB Rated 1-5 Year Corporate Bond ETF	X
BondBloxx BBB Rated 5-10 Year Corporate Bond ETF	X
BondBloxx BBB Rated 10+ Year Corporate Bond ETF	X
BondBloxx IR+M Tax-Aware Short Duration ETF	X
BondBloxx IR+M Tax-Aware ETF For California Residents	X
BondBloxx IR+M Tax-Aware ETF For Massachusetts Residents	X
BondBloxx IR+M Tax-Aware ETF For New York Residents	X
BondBloxx Private Credit CLO ETF	X

Stephen Messinger

Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	Over $1m	Aggregate Amount
BondBloxx USD High Yield Bond Industrial Sector ETF	X							$50,001-$100K
BondBloxx USD High Yield Bond Telecom, Media &Technology Sector ETF	X
BondBloxx USD High Yield Bond Healthcare Sector ETF	X
BondBloxx USD High Yield Bond Financial & REIT Sector ETF	X
BondBloxx USD High Yield Bond Energy Sector ETF	X
BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF	X
BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF	X
BondBloxx BB Rated USD High Yield Corporate Bond ETF	X
BondBloxx B Rated USD High Yield Corporate Bond ETF	X
BondBloxx CCC Rated USD High Yield Corporate Bond ETF	X
BondBloxx USD High Yield Bond Sector Rotation ETF	X
BondBloxx JP Morgan USD Emerging Markets 1-10 Year Bond ETF	X
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF			X
BondBloxx Bloomberg One Year Target Duration US Treasury ETF			X
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	X
BondBloxx BBB Rated 1-5 Year Corporate Bond ETF	X
BondBloxx BBB Rated 5-10 Year Corporate Bond ETF	X
BondBloxx BBB Rated 10+ Year Corporate Bond ETF	X
BondBloxx IR+M Tax-Aware Short Duration ETF	X
BondBloxx IR+M Tax-Aware ETF For California Residents	X
BondBloxx IR+M Tax-Aware ETF For Massachusetts Residents	X
BondBloxx IR+M Tax-Aware ETF For New York Residents	X
BondBloxx Private Credit CLO ETF	X

H. Michael Williams

Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	Over $1m	Aggregate Amount
BondBloxx USD High Yield Bond Industrial Sector ETF	X							None
BondBloxx USD High Yield Bond Telecom, Media &Technology Sector ETF	X
BondBloxx USD High Yield Bond Healthcare Sector ETF	X
BondBloxx USD High Yield Bond Financial & REIT Sector ETF	X
BondBloxx USD High Yield Bond Energy Sector ETF	X
BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF	X
BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF	X
BondBloxx BB Rated USD High Yield Corporate Bond ETF	X
BondBloxx B Rated USD High Yield Corporate Bond ETF	X
BondBloxx CCC Rated USD High Yield Corporate Bond ETF	X
BondBloxx USD High Yield Bond Sector Rotation ETF	X
BondBloxx JP Morgan USD Emerging Markets 1-10 Year Bond ETF	X
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	X
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	X
BondBloxx BBB Rated 1-5 Year Corporate Bond ETF	X
BondBloxx BBB Rated 5-10 Year Corporate Bond ETF	X
BondBloxx BBB Rated 10+ Year Corporate Bond ETF	X
BondBloxx IR+M Tax-Aware Short Duration ETF	X
BondBloxx IR+M Tax-Aware ETF For California Residents	X
BondBloxx IR+M Tax-Aware ETF For Massachusetts Residents	X
BondBloxx IR+M Tax-Aware ETF For New York Residents	X
BondBloxx Private Credit CLO ETF	X

Joanna Gallegos

Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	Over $1m	Aggregate Amount
BondBloxx USD High Yield Bond Industrial Sector ETF	X							None
BondBloxx USD High Yield Bond Telecom, Media &Technology Sector ETF	X
BondBloxx USD High Yield Bond Healthcare Sector ETF	X
BondBloxx USD High Yield Bond Financial & REIT Sector ETF	X
BondBloxx USD High Yield Bond Energy Sector ETF	X
BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF	X
BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF	X
BondBloxx BB Rated USD High Yield Corporate Bond ETF	X
BondBloxx B Rated USD High Yield Corporate Bond ETF	X
BondBloxx CCC Rated USD High Yield Corporate Bond ETF	X
BondBloxx USD High Yield Bond Sector Rotation ETF	X
BondBloxx JP Morgan USD Emerging Markets 1-10 Year Bond ETF	X
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	X
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	X
BondBloxx BBB Rated 1-5 Year Corporate Bond ETF	X
BondBloxx BBB Rated 5-10 Year Corporate Bond ETF	X
BondBloxx BBB Rated 10+ Year Corporate Bond ETF	X
BondBloxx IR+M Tax-Aware Short Duration ETF	X
BondBloxx IR+M Tax-Aware ETF For California Residents	X
BondBloxx IR+M Tax-Aware ETF For Massachusetts Residents	X
BondBloxx IR+M Tax-Aware ETF For New York Residents	X
BondBloxx Private Credit CLO ETF	X

As of December 31, 2024, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BIM (the Funds’ investment adviser), the Distributor or any person controlling, controlled by or under common control with BIM or the Distributor.

Remuneration of Trustees. Effective as of the date of this SAI, each current Independent Trustee will be paid an annual retainer of $40,000 for his or her services as a Board member to the Funds, together with the reimbursement of any out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Lead Independent Trustee of the Board is paid an additional annual retainer of $7,500. The Chair of the Nominating and Governance Committee is paid an additional annual retainer of $5,000. The Chair of the Audit Committee is paid an additional annual retainer of $7,500.

The table below sets forth the aggregate compensation earned by each Independent Trustee for services to the Funds and the total compensation paid to each Independent Trustee for services to the Funds and the Fund Complex for the fiscal year ended October 31, 2024. Interested Trustees of the Trust are not compensated by the Funds.

Name	Aggregate Compensation from the Funds[1]	Total Compensation from the Funds and Fund Complex Paid to Trustee
Independent Trustees:
Allan Eberhart	$0	$40,000
David Lonergan	$0	$47,500
Stephen Messinger	$0	$47,500
H. Michael Williams	$0	$45,000

[1]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

Control Persons and Principal Holders of Securities.

The Trustees and officers of the Trust collectively owned less than 1% of each Fund’s outstanding shares as of the date of this SAI.

No persons owned, beneficially or of record, 5% or more of the outstanding shares of any Fund as of the date of this SAI.

Potential Conflicts of Interest. Certain activities of BIM, and the other affiliates of BIM (collectively referred to in this section as “BondBloxx”) and their respective directors, officers and employees, with respect to the Funds and/or other accounts managed by BondBloxx, may give rise to actual or perceived conflicts of interest such as those described below.

BondBloxx, its subsidiaries and their respective directors, officers and employees, including, the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, may be engaged in businesses and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, financial and other relationships with, or interests in, companies and interests in securities or other instruments that may be purchased or sold by a Fund.

When BondBloxx seeks to purchase or sell the same assets for managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be fair and equitable over time. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BondBloxx may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small-capitalization, emerging market or less liquid strategies. This may occur with respect to BondBloxx-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BondBloxx implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BondBloxx may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

In certain circumstances, BondBloxx, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BondBloxx. BondBloxx may (but is not required to) effect purchases and sales between BondBloxx clients (“cross trades”), including the Funds, if BondBloxx believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BondBloxx’s decision to engage in these transactions for the Funds. BondBloxx may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when a Fund participates in a cross trade, BondBloxx will comply with procedures adopted under applicable rules and SEC guidance.

Macquarie Asset Management (“MAM”) has a non-controlling economic interest in BIM. As a result this ownership interest, there may be conflicts of interest that arise between the Trust, BIM and MAM.

BondBloxx and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BondBloxx or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

BondBloxx will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BondBloxx will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BondBloxx, or the activities or strategies used for accounts managed by BondBloxx or other client accounts could conflict with the transactions and strategies employed by BondBloxx in managing a Fund.

At times, these activities may cause business units or entities within BondBloxx to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. To the extent such transactions are permitted, a Fund will deal with BondBloxx on an arm’s-length basis. To the extent authorized by applicable law, BondBloxx may act as agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BondBloxx will be in its view commercially reasonable, although BondBloxx, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BondBloxx and such sales personnel, which may have an adverse effect on the Funds. Index based funds may use an index provider that is affiliated with another service provider of the Fund or BondBloxx that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BondBloxx.

Subject to applicable law, BondBloxx (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as agent, lender, adviser or in other commercial capacities.

When BondBloxx acts as agent, adviser or in other commercial capacities in relation to the Funds, BondBloxx may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing.

Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BondBloxx client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BondBloxx, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

Subject to applicable law, BondBloxx may select brokers that furnish BondBloxx, the Funds, other BondBloxx client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BondBloxx’s view, appropriate assistance to BondBloxx in the investment decision-making process (including with respect to fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BondBloxx client accounts, including in connection with BondBloxx client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BondBloxx client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BondBloxx client accounts.

BondBloxx does not currently enter into arrangements to use the Funds’ assets for, or participate in, soft dollars, although BondBloxx may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BondBloxx receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BondBloxx. BondBloxx, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BondBloxx believes are useful in its investment decision-making process. BondBloxx, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BondBloxx may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BondBloxx. To the extent that BondBloxx engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BondBloxx may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BondBloxx has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. The Funds may also use “request for quote” or “RFQ” trading facilities to transact in various types of fixed income securities. These ECNs or RFQ platforms may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BondBloxx even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs or RFQ platforms may offer volume discounts that will reduce the access fees typically paid by BondBloxx. BondBloxx will only utilize ECNs or RFQ platforms consistent with its obligation to seek to obtain best execution in client transactions.

BondBloxx has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BondBloxx’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BondBloxx may have the effect of favoring the interests of other clients or businesses of other divisions or units of BondBloxx, provided that BondBloxx believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.

It is also possible that, from time to time, BondBloxx and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BondBloxx reserves the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of a Fund acquired for its own accounts or the account of a BondBloxx advisory client. A large sale or redemption of shares of a Fund by BondBloxx itself or a BondBloxx advisory client could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund.

It is possible that a Fund may invest in securities of, or engage in transactions with, companies in which BondBloxx has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as structured notes) by entities for which BondBloxx provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for a Fund, BondBloxx is not permitted to obtain or use material non-public information acquired by any unit of BondBloxx in the course of these activities. In addition, from time to time, the activities of BondBloxx may limit a Fund’s flexibility in purchases and sales of securities. As indicated below, BondBloxx may engage in transactions with companies in which BondBloxx-advised funds or other clients of BondBloxx have an investment.

BondBloxx, its personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BondBloxx and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BondBloxx and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BondBloxx and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BondBloxx and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

Third parties, including service providers to BondBloxx or a Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BondBloxx, and may provide an incentive to BondBloxx to retain such third parties to provide services to a Fund.

As disclosed in more detail in the Determination of Net Asset Value section of each Fund’s Prospectus and this SAI, when market quotations are not readily available or are believed by BondBloxx to be unreliable, a Fund’s investments are valued at fair value by BondBloxx in accordance with procedures adopted by the Board. When determining “fair value price,” BondBloxx seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BondBloxx deems relevant at the time of the determination, and may be based on analytical values determined by BondBloxx using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may be based on subjective judgments, which may result in prices that may differ materially from the current market prices at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by BondBloxx (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BondBloxx with respect to services for which it receives an asset-based fee.

BondBloxx and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Trust, BIM and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by a Fund. Each code of ethics is available by contacting BondBloxx at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

BondBloxx will not purchase securities or other property from, or sell securities or other property to, a Fund, except that a Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with another Fund or accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BondBloxx by the SEC. These transactions would be effected in circumstances in which BondBloxx determined that it would be appropriate for a Fund to purchase and another client of BondBloxx to sell, or a Fund to sell and another client of BondBloxx to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BondBloxx and/or BondBloxx’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BondBloxx would not be subject to some of those considerations. There may be periods when BondBloxx may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BondBloxx is performing advisory or other services or has proprietary positions.

The investment activities of BondBloxx for its proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or are subject to corporate or regulatory ownership restrictions, or invest in certain derivative transactions, there may be limits on the aggregate amount invested by BondBloxx for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BondBloxx, the Funds or other client accounts to suffer disadvantages or business restrictions.

In those circumstances where ownership thresholds or limitations must be observed, BondBloxx seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. BondBloxx has adopted certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BondBloxx may remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund and may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BondBloxx to manage such Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BondBloxx is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BondBloxx’s intended strategy with respect to such security or asset.

BondBloxx may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BondBloxx receives fee discounts or concessions in recognition of BondBloxx’s overall relationship with such service providers, or receives the benefits of certain collateral arrangements with respect to Fund transactions. To the extent that BondBloxx is responsible for paying service providers out of its management fee, the benefits of lower fees, including any fee discounts or concessions or any additional savings or benefits, may accrue, in whole or in part, to BondBloxx, which could result in conflicts of interest relating to the use or termination of service providers to a Fund. In addition, conflicts of interest may arise with respect to contractual arrangements with third-party service providers to a Fund, or the selection of such providers, particularly in circumstances where BondBloxx is negotiating on behalf of both funds that have a unitary management fee and those that do not or different service providers have different fee structures.

In recognition of a BondBloxx client’s overall relationship with BondBloxx, BondBloxx may offer special pricing arrangements for certain services provided by BondBloxx. Any such special pricing arrangements will not apply to the client’s investment in a Fund.

Present and future activities of BondBloxx (including BIM), its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BIM serves as investment adviser to each Fund pursuant to (i) an investment advisory agreement between the Trust, on behalf of each Sector Fund, and BIM, (ii) an investment advisory agreement between the Trust, on behalf of each Credit Ratings Fund, and BIM (iii) an investment advisory agreement between the Trust, on behalf of the EMB Fund, and BIM, (iv) an investment advisory agreement between the Trust, on behalf of each Treasury Fund, and BIM, (v) an investment advisory agreement between the Trust, on behalf of each BBB Fund, and BIM, (vi) an investment advisory agreement between the Trust, on behalf of the Tax-Aware Short Duration Fund, and BIM, (vii) an investment advisory agreement between the Trust, on behalf of each Tax-Aware State Resident Fund, and BIM, and (viii) an investment advisory agreement between the Trust, on behalf of the Private Credit CLO ETF, and BIM, (collectively, the “Investment Advisory Agreements”). BIM is a Delaware corporation and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreements, BIM, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BIM is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

Pursuant to the Investment Advisory Agreements, BIM may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BIM, to perform investment advisory or other services with respect to a Fund. In addition, BIM may delegate certain of its investment advisory functions under the Investment Advisory Agreements to one or more of its affiliates to the extent permitted by applicable law.

For all Funds other than the Sector Rotation Fund, BIM is responsible, under the applicable Investment Advisory Agreements, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BIM is not responsible for, and the Funds will bear, the management fees, interest expenses, taxes, 12b-1 fees, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Independent Trustees). With respect to the Sector Rotation Fund, the Fund is responsible for the payment of all operating expenses of the Fund under its Investment Advisory Agreement. The Trust has entered into an expense limitation agreement with BIM with respect to the Sector Rotation Fund. See “Fee Waivers” below.

For its investment advisory services to each Fund, BIM is entitled to receive a management fee at the annual rates (as a percentage of such Fund’s average daily net assets) set forth below:

Fund	Management Fee
BondBloxx USD High Yield Bond Industrial Sector ETF	0.35%
BondBloxx USD High Yield Bond Telecom, Media &Technology Sector ETF	0.35%
BondBloxx USD High Yield Bond Healthcare Sector ETF	0.35%
BondBloxx USD High Yield Bond Financial & REIT Sector ETF	0.35%
BondBloxx USD High Yield Bond Energy Sector ETF	0.35%
BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF	0.35%
BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF	0.35%
BondBloxx USD High Yield Bond Sector Rotation ETF	0.45%
BondBloxx BB Rated USD High Yield Corporate Bond ETF	0.20%
BondBloxx B Rated USD High Yield Corporate Bond ETF	0.30%
BondBloxx CCC Rated USD High Yield Corporate Bond ETF	0.40%
BondBloxx JP Morgan USD Emerging Markets 1-10 Year Bond ETF	0.29%
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	0.03%
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	0.03%
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	0.05%
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	0.05%
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	0.05%
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	0.05%
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	0.075%
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	0.125%
BondBloxx BBB Rated 1-5 Year Corporate Bond ETF	0.19%
BondBloxx BBB Rated 5-10 Year Corporate Bond ETF	0.19%
BondBloxx BBB Rated 10+ Year Corporate Bond ETF	0.19%
BondBloxx IR+M Tax-Aware Short Duration ETF	0.35%
BondBloxx IR+M Tax-Aware ETF for California Residents	0.35%
BondBloxx IR+M Tax-Aware ETF for Massachusetts Residents	0.35%
BondBloxx IR+M Tax-Aware ETF for New York Residents	0.35%
BondBloxx Private Credit CLO ETF	0.68%

Each Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act) and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Funds’ investment management fees paid to BIM for the fiscal year ended October 31, 2024 are as follows:

Fiscal Year Ended 10/31/2024
Fund	Management Fee
BondBloxx USD High Yield Bond Industrial Sector ETF	$212,994
BondBloxx USD High Yield Bond Telecom, Media &Technology Sector ETF	$154,408
BondBloxx USD High Yield Bond Healthcare Sector ETF	$122,514
BondBloxx USD High Yield Bond Financial & REIT Sector ETF	$151,449
BondBloxx USD High Yield Bond Energy Sector ETF	$146,768
BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF	$159,415
BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF	$47,416
BondBloxx USD High Yield Bond Sector Rotation ETF	$146,487
BondBloxx BB Rated USD High Yield Corporate Bond ETF	$112,703
BondBloxx B Rated USD High Yield Corporate Bond ETF	$43,879
BondBloxx CCC Rated USD High Yield Corporate Bond ETF	$215,565
BondBloxx JP Morgan USD Emerging Markets 1-10 Year Bond ETF	$632,132
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	$327,014
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	$146,987
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	$57,663
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	$26,600
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	$39,253
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	$57,999
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	$119,832
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	$41,882
BondBloxx BBB Rated 1-5 Year Corporate Bond ETF	$44,090
BondBloxx BBB Rated 5-10 Year Corporate Bond ETF	$7,747
BondBloxx BBB Rated 10+ Year Corporate Bond ETF	$8,512
BondBloxx IR+M Tax-Aware Short Duration ETF	$143,453
BondBloxx IR+M Tax-Aware ETF for California Residents[1]	N/A
BondBloxx IR+M Tax-Aware ETF for Massachusetts Residents[1]	N/A
BondBloxx IR+M Tax-Aware ETF for New York Residents[1]	N/A
BondBloxx Private Credit CLO ETF	N/A

[1]	These Funds had not launched as of the fiscal year ended October 31, 2024 and thus do not have a management fee.

Fee Waivers. BIM may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BIM at any time.

With respect to the Sector Rotation Fund, pursuant to an expenses limitation agreement with BIM, BIM has contractually agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and non-affiliated acquired fund fees and expenses) so that the ratio of the Fund’s net total annual operating expenses will not exceed 0.55% through the anniversary of the listing date of the Fund in 2026, subject to recapture as described below (the “Fee Waiver”). The Fee Waiver may be terminated prior to the anniversary of the listing date of the Fund in 2026 only upon written agreement of the Trust and BIM. The Fee Waiver may be modified by BIM to decrease the Fund’s net total annual operating expenses at any time. BIM is also permitted to recapture amounts waived and/or reimbursed within two years after the fiscal year in which BIM waived fees and/or reimbursed expenses if the Fund’s net total annual operating expenses have fallen to a level below the limit described above. In no case will BIM recapture any amount that would result, on any particular business day of the Fund, in the Fund’s expense ratio exceeding both (1) the expense cap in place at the time such amounts were waived and (2) the Fund’s current expense cap.

Investment Adviser and Sub-Adviser Disclosures

BondBloxx Investment Management Corporation

BondBloxx Investment Management Corporation (“BIM”) serves as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and BIM. BIM is a Delaware corporation and is registered as an investment adviser under the Investment Advisers Act of 1940. As of December 31, 2024, BIM has approximately $3.7 billion in assets under management.

Portfolio Managers

Elya Schwartzman. Mr. Schwartzman is a co-founder of BIM. Prior to joining BIM in 2021, Mr. Schwartzman was the president & founder of ESIC LLC, a consulting firm specializing in fixed-income ETF portfolio management, strategy, and infrastructure. From 2010 to 2019, Mr. Schwartzman was a director at BlackRock, Inc., where he oversaw a portfolio management team and was responsible for over $200 billion in ETFs and other global bond portfolios, while developing systems and technology for the ETF ecosystem. Prior, Mr. Schwartzman was a senior portfolio manager at State Street Global Advisors, where he guided the initial launch of fixed-income ETFs and managed active high yield funds. Mr. Schwartzman holds a U.S. patent on a system for processing ETF custom baskets, developed during his time with BlackRock. Mr. Schwartzman received his MBA in quantitative finance from the Sloan School of Management (MIT).

Daniel Goldman. Mr. Goldman is a Portfolio Manager with BIM. Prior to joining BIM in 2022, Mr. Goldman served as Portfolio Manager on the Global Fixed Income Index Leadership Team within The Vanguard Group’s (“Vanguard”) Fixed Income Group. Mr. Goldman also served as Global Head of ETFs on Vanguard’s index trading desk, where he was responsible for over $300 billion in assets. In this role, Mr. Goldman managed a global team of ETF traders, and collaborated with business teams in Canada, Europe, and Australia to lead key initiatives and ETF launches globally. In addition, Mr. Goldman has supported major technology initiatives that have developed systems and processes across the global ETF ecosystem since 2007. Also prior to his role as a Portfolio Manager with BIM, Mr. Goldman managed a team within Vanguard’s Fund Accounting Department, where he specialized in fixed income mutual funds and ETFs and led the operations of Vanguard’s U.S. fixed income ETF business. Mr. Goldman received a bachelor’s degree in Business Administration with a focus in Finance from La Salle University.

JoAnne Bianco, CFA (Sector Rotation Fund only). Ms. Bianco is a Senior Investment Strategist with BIM, where she leads delivery of market insights and ETF portfolio strategies for BIM. Prior to joining BIM in 2022, Ms. Bianco spent over 35 years in senior roles across high yield portfolio management, investment strategy and credit research. Specifically, Ms. Bianco was at PPM America for 30 years as a Senior Portfolio Manager, Director of Corporate Bond Research, and Senior Credit Analyst for high yield, investment grade, and crossover portfolios. Prior to that, Ms. Bianco was a Debt Rating Analyst focused on financial institutions for S&P Corporation. Ms. Bianco started her career at Chemical Banking Corporation, where she was a Senior Credit Analyst/Department Head and an Account Officer in a middle market commercial lending unit specializing in highly leveraged transactions. Ms. Bianco is a CFA Charterholder. She received a Bachelor of Science degree in Business Administration with a specialization in Finance from Marquette University, and received her MBA from Northwestern University Kellogg School of Management.

Compensation

BIM’s financial arrangements with its portfolio managers and its competitive compensation reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and participation in various benefits programs.

Each portfolio manager receives base compensation based on their position with the firm, as well as other benefits offered to all BIM employees.

Ownership of Fund Shares

As of October 31, 2024, Mr. Schwartzman beneficially owned the following shares of the Funds:

Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	Over $1m	Aggregate Amount
BondBloxx USD High Yield Bond Industrial Sector ETF		X						$500,001 to $1m
BondBloxx USD High Yield Bond Telecom, Media &Technology Sector ETF		X
BondBloxx USD High Yield Bond Healthcare Sector ETF		X
BondBloxx USD High Yield Bond Financial & REIT Sector ETF		X
BondBloxx USD High Yield Bond Energy Sector ETF		X
BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF		X
BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF		X
BondBloxx BB Rated USD High Yield Corporate Bond ETF			X
BondBloxx B Rated USD High Yield Corporate Bond ETF			X
BondBloxx CCC Rated USD High Yield Corporate Bond ETF		X
BondBloxx USD High Yield Bond Sector Rotation ETF		X
BondBloxx JP Morgan USD Emerging Markets 1-10 Year Bond ETF			X
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF					X
BondBloxx Bloomberg One Year Target Duration US Treasury ETF				X
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF			X
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF			X
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF			X
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	X
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF		X
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	X
BondBloxx BBB Rated 1-5 Year Corporate Bond ETF			X
BondBloxx BBB Rated 5-10 Year Corporate Bond ETF		X
BondBloxx BBB Rated 10+ Year Corporate Bond ETF	X
BondBloxx IR+M Tax-Aware Short Duration ETF		X
BondBloxx IR+M Tax-Aware ETF For California Residents	X
BondBloxx IR+M Tax-Aware ETF For Massachusetts Residents	X
BondBloxx IR+M Tax-Aware ETF For New York Residents	X
BondBloxx Private Credit CLO ETF	X

As of October 31, 2024, Ms. Bianco beneficially owned the following shares of the Sector Rotation Fund:

Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	Over $1m	Aggregate Amount
BondBloxx USD High Yield Bond Sector Rotation ETF	X

As of October 31, 2024, Mr. Goldman did not beneficially own any shares of the Funds.

Other Accounts

As of October 31, 2024, in addition to the Funds, BIM’s portfolio managers were responsible for the day-to-day management of certain other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Elya Schwartzman	0	$0	0	$0	0	$0
Daniel Goldman	0	$0	0	$0	0	$0
JoAnne Bianco, CFA	0	$0	0	$0	0	$0

None of these accounts above are subject to a performance-based advisory fee.

Conflicts of Interest

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, BIM and/or its affiliates provide a variety of different services to the Funds, for which the Funds compensate them. As a result, BIM and/or its affiliates have an incentive to enter into arrangements with the Funds, and face conflicts of interest when balancing that incentive against the best interests of the Funds. BIM and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by BIM on behalf of the Funds. Affiliates of BIM may provide a broad range of services and products to their clients. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict and/or benefit these affiliates. BIM may also acquire material non-public information which would negatively affect BIM’s ability to transact in securities for the Funds. BIM and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust

MIMBT serves as sub-adviser to the Private Credit CLO ETF pursuant to an investment sub-advisory agreement by and among MIMBT, the Trust, on behalf of the Fund, and BIM. MIMBT is a Delaware statutory trust located at 610 Market Street, Philadelphia, Pennsylvania 19106. MIMBT is a wholly owned subsidiary of Macquarie Group Limited and a part of MAM. MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities and multi-asset solutions. As of September 30, 2024, MAM managed approximately $627.9 billion in assets for institutional and individual clients. For its services, the MIMBT is paid a fee by BIM. For its services, the sub-adviser is paid a fee by BIM. As of the date of this SAI, MAM has a non-controlling economic interest in BIM.

Portfolio Managers

Vivek Bommi, CFA, CPA. Mr. Bommi has been a portfolio manager of the Private Credit CLO ETF since its inception. Mr. Bommi is a Managing Director and Head of Leveraged Credit within Macquarie Asset Management (MAM) Credit, a role he assumed in November 2023. He has overall responsibility for the team’s leveraged credit capabilities, including portfolio and business management. Prior to joining MIMBT, he was Head of European and UK Fixed Income at Alliance Bernstein from August 2021 to November 2023, responsible for leadership and strategy of European Fixed Income. Before that, Mr. Bommi spent more than 10 years at Neuberger Berman within Leveraged Credit in various roles, including Director of Research, Portfolio Manager, and Head of Europe. Mr. Bommi received a Bachelor of Science in finance from the University of Illinois and a Master of Business Administration in finance and management from Columbia Business School. He holds the Chartered Financial Analyst® designation and he is a Certified Public Accountant.

Compensation

The MIMBT portfolio manager’s compensation, as of the date of this SAI, consists of the following:

Base Salary – The named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid to peer investment advisory firms.

Bonus – An objective component is added to the bonus for the portfolio manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

The portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, the portfolio manager is compensated according to a fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.)(“Broadridge”) or Morningstar, Inc. peer group percentile ranking on a one-, three-, and five-year basis with longer term performance more heavily weighted. For managed separate accounts the portfolio manager is compensated according to the composite percentile ranking against eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by MIMBT and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including a MAM notional investment plan (the “MAM Notional Investment Plan”) and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

MAM Notional Investment Plan – A portion of the portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the MAM complex pursuant to the terms of the MAM Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan – A portion of the portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation – The portfolio manager may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Fund Shares

As of October 31, 2024, Mr. Bommi did not beneficially own any shares of the Funds.

Other Accounts

As of October 31, 2024, in addition to the Private Credit CLO ETF, Mr. Bommi was responsible for the day-to-day management of certain other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Vivek Bommi, CFA, CPA	6	$4,639	1	$12.8	3	$193.4

None of these accounts above are subject to a performance-based advisory fee.

Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Private Credit CLO ETF and the investment action for each such other fund or account and the Private Credit CLO ETF may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Private Credit CLO ETF. Additionally, the management of multiple funds or accounts and the Private Credit CLO ETF may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Private Credit CLO ETF. The portfolio manager may discover an investment opportunity that may be suitable for more than one account of fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. MIMBT or its affiliates have established proprietary accounts and initial seed accounts, and also manage accounts or affiliated entities. The portfolio manager may also have invested in certain funds or accounts managed by MIMBT. Accordingly, portfolio managers have an incentive to favor these accounts or funds over other client accounts or funds. MIMBT has adopted procedures designed to allocate investments fairly across multiple funds and accounts including, unless prohibited by applicable law, proprietary and affiliated accounts.

Some of the accounts managed by a portfolio manager as set forth in the table above may have performance-based fees. This compensation structure presents a potential conflict of interest because a portfolio manager has an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for the portfolio manager does not receive a performance-based fee.

The portfolio manager’s management of personal accounts also may present certain conflicts of interest. While MIMBT’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

When MIMBT and its affiliates establish proprietary accounts, provide the initial seed capital in connection with the creation of a new investment product or style, and manage affiliate accounts, these accounts may not exhibit the same performance results as a similarly managed fund for a variety of reasons, including regulatory restrictions on the type and amount of securities in which proprietary capital invests, differential credit and financing terms, and the use of hedging transactions that differ from those used to implement investment strategies for advisory clients.

Income Research + Management

Income Research + Management (“IR+M”) serves as a sub-adviser to the Tax-Aware Funds pursuant to investment sub-advisory agreements between by and among IR+M, the Trust, on behalf of the Fund, and BIM. IR+M is a Delaware Corporation, located at 115 Federal Street, 22nd Floor, Boston, Massachusetts 02110. IR+M is responsible for the day-to-day portfolio management of the Tax-Aware Funds as sub-adviser. IR+M specializes in managing U.S. fixed income portfolios for institutional and private clients, as well as managing several U.S. fixed income private investment funds and collective investment trusts for qualified investors. As of November 27, 2024, IR+M managed approximately $97 billion in assets for institutional and individual clients. For its services, IR+M is paid a fee by BIM.

Portfolio Managers

Mike Sheldon, CFA. Mr. Sheldon is Deputy Chief Investment Officer with IR+M and has been a portfolio manager of the Tax-Aware State Resident Funds since the Funds’ inception. Prior to joining IR+M in 2007, Mr. Sheldon was an Institutional Fixed Income Bond Sales Representative and Vice President with HSBC. Mr. Sheldon earned a Bachelor of Science from Northeastern University in 1990.

Jim Gubitosi, CFA. Mr. Gubitosi is Co-Chief Investment Officer with IR+M and has been a portfolio manager of the Tax-Aware Funds since their inception. Prior to joining IR+M in 2007, Mr. Gubitosi he was a Senior Analyst at Financial Architects Partners. Mr. Gubitosi earned a Bachelor of Science/Bachelor or Art from Boston University School of Management in 2004.

Rachel Campbell. Ms. Campbell is a Portfolio Manager and Director of Securitized Research with IR+M and has been a portfolio manager of the Tax-Aware Funds since their inception. Prior to joining IR+M in 2009, Mr. Campbell was a Junior Risk Analyst at Cypress Tree Investment Management Co. Ms. Campbell earned a Bachelor of Art from Wheaton College in 2006 and a Master of Business Administration from Boston University School of Management in 2024.

Allvsen Mattison, CFA. Ms. Mattison is Director of Investment Risk and Vice Chair of the Investment Committee with IR+M and has been a portfolio manager of the Tax-Aware Funds since their inception. Prior to joining IR+M in 2009, Ms. Mattison was an Associate working on the High Grade Credit Sales Desk at Barclays Capital. Ms. Mattison has earned a Bachelor of Art from Tufts University in 2005.

Bill O’Neil, CFA. Mr. O’Neil is a Senior Portfolio Manager with IR+M and has been a portfolio manager of the Tax-Aware Funds since their inception. Prior to joining IR+M in 2004, Mr. O’Neil was a Trader at Investors Bank and Trust. Mr. O’Neil earned a Bachelor of Science/Bachelor of Art from the University of Rhode Island in 2000 and a Master of Business Administration from F.W. Olin Graduate School of Business, Babson College in 2010.

Jake Remley, CFA. Mr. Remley is a Senior Portfolio Manager with IR+M and has been a portfolio manager of the Tax-Aware Funds since their inception. Prior to joining IR+M in 2005, Mr. Remley was an associate with Lehman Brothers Holdings. Previously, Mr. Remley was a Senior Consultant at Whitelight Systems, Inc. Mr. Remley earned a Bachelor of Science - Engineering from Princeton University in 1995 and a Master of Business Administration from the Kellogg School of Management at Northwestern University in 2002.

Matt Walker, CFA. Mr. Walker is a Senior Portfolio Manager with IR+M and has been a portfolio manager of the Tax-Aware Funds since their inception. Prior to joining IR+M in 2007, Mr. Walker was a Fixed Income Operations Representative at State Street Corporation. Mr. Walker earned a Bachelor of Science from Boston University in 2002 and a Master of Business Administration from Sawyer Business School, Suffolk University in 2009.

Wesley Pate, CFA. Mr. Pate is a Senior Portfolio Manager with IR+M and has been a portfolio manager of the Tax-Aware Funds since their inception. Prior to joining IR+M in 2011, Mr. Pate was an Equity Analyst with Eastern Investment Advisors. Mr. Pate earned a Bachelor of Business Administration from Georgia State University in 2006, a Master of Business Administration from Boston University School of Management in 2016 and a Master of Science in Administration from the University of Massachusetts Amherst Isenberg School of Management in 2021.

Compensation

All IR+M employees, including members of its investment team, are compensated with a competitive salary plus bonus. IR+M’s bonus pool is dictated by the firm’s ability to achieve its annual goals, which includes the profitability of IR+M. An individual’s bonus is based on the employee’s overall contribution to the firm’s and their team’s success. IR+M’s goal is to have collaborative high-performing teams that deliver for its clients, not to incentivize individual contributions over results. The qualitative drivers of bonus decisions are the beliefs represented in our Core Values: Invested, Respectful, Positive, and Motivated.

Compensation is one component of IR+M’s total rewards package. IR+M invests in its employees by offering them tangible rewards – like competitive compensation and medical benefits as well as attractive retirement benefits, vacation time, unlimited sick time, floating holidays, and tuition and certification reimbursement. Equally important are its intangible benefits. IR+M’s status as an employee-owned firm allows it to maintain its unique culture of collaboration and collegiality. This environment provides individuals access to senior leaders, and IR+M is committed to helping individuals grow their careers at IR+M through its learning and development opportunities.

Ownership of Fund Shares

As of October 31, 2024, IR+M’s portfolio managers listed below beneficially owned the following shares of the Funds:

Dollar Range
Portfolio Manager	Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	Over $1m
Jake Remley, CFA	BondBloxx IR+M Tax-Aware Short Duration ETF					X
Jim Gubitosi, CFA	BondBloxx IR+M Tax-Aware Short Duration ETF					X
Bill O’Neil, CFA	BondBloxx IR+M Tax-Aware Short Duration ETF			X

Other Accounts

As of October 31, 2024, in addition to the Tax-Aware Funds, IR+M’s portfolio managers were responsible for the day-to-day management of certain other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jim Gubitosi, CFA	9	$5,446	25	$16,160	753	$85,485
Mike Sheldon, CFA	9	$5,446	25	$16,160	753	$85,485
Rachel Campbell	9	$5,446	25	$16,160	753	$85,485
Allysen Mattison, CFA	9	$5,446	25	$16,160	753	$85,485
Bill O’Neil, CFA	9	$5,446	25	$16,160	753	$85,485
Wesley Pate, CFA	9	$5,446	25	$16,160	753	$85,485
Jake Remley, CFA	9	$5,446	25	$16,160	753	$85,485
Matt Walker, CFA	9	$5,446	25	$16,160	753	$85,485

None of these accounts above are subject to a performance-based advisory fee.

Conflicts of Interest

IR+M’s management of other accounts may give rise to potential conflicts of interest in connection with its management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Funds. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ day-to-day management of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of the Funds’ trades. It is theoretically possible that IR+M’s portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Funds. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ management of the Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Funds. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation from their management of certain other accounts, that have higher base fee rates or incentive fees, than from the Funds. Notwithstanding this theoretical conflict of interest, it is IR+M’s policy to manage each account based on its investment objectives and related restrictions and as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while IR+M’s portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Funds, such securities might be suitable for the Funds given their investment objectives and related restrictions.

IR+M maintain a matrix of all actual or potential conflicts of interest and disclose such risks in its Form ADV. IR+M believes it has reasonable policies and procedures in place to mitigate actual or potential conflicts.

Codes of Ethics. The Trust, BIM, MIMBT, IR+M and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. Each code of ethics is available by contacting BIM at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

Anti-Money Laundering Requirements. The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. Brown Brothers Harriman & Co. (“BBH”) serves as administrator, custodian and transfer agent for the Funds pursuant to separate agreements with the Trust. BBH’s principal address is 50 Post Office Square, Boston, MA 02110. Pursuant to the Transfer and Administrative Agency Agreement with the Trust, BBH provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, BBH makes available the office space, equipment, personnel and facilities required to provide such services. BBH also acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. Pursuant to the Custodian Agreement with the Trust, BBH maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. BBH is required, upon the order of the Trust, to deliver securities held by BBH and to make payments for securities purchased by the Trust for each Fund. As compensation for these services, BBH receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BIM from its management fee.

Distributor. The distributor of each Fund is Foreside Fund Services, LLC. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC Participants and/or investor services organizations.

BIM or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Payments by BIM and its Affiliates. BIM and/or its affiliates (“BIM Entities”) have in the past and expect in the future to pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, or exchange-traded products in general. BIM Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BIM Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds, exchange-traded products. BIM Entities have in the past and expect in the future to make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BIM Entities also expect in the future to make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Funds or exchange-traded products (“Publishing Costs”). In addition, BIM Entities expect in the future to make payments to Intermediaries that make shares of the Funds or exchange-traded products available to their clients and develop new products that promote the Funds and other exchange-traded products. BIM Entities have in the past and expect in the future to reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BIM Entities believe may benefit the BIM business or facilitate investment in the Funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds or other exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

BIM Entities have in the past and expect in the future to enter into other contractual arrangements with Intermediaries and certain other third parties that the BIM Entities believe may benefit the BondBloxx business or facilitate investment in BondBloxx funds. BIM Entities expect such agreements in the future to include payments by BIM Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

BIM Entities have in the past and expect in the future to determine to make payments to other Intermediaries based on any number of metrics, including payments in fixed amounts, amounts based upon an Intermediary’s services at defined levels or amounts based on the Intermediary’s net sales of one or more Funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BIM Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Funds or other exchange-traded products.

The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of a Fund to enhance the liquidity and quality of the secondary market of securities of a Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of a Fund and will not be paid from any Fund assets. Other funds managed by BIM may also participate in such programs.

12b-1 Plan. The Board has approved, and each Tax-Aware State Resident Fund has adopted, a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Tax-Aware State Resident Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (Service Providers). If a Service Provider provides such services, each Tax-Aware State Resident Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

12b-1 Fees. No distribution or service fees are currently paid by any of the Tax-Aware State Resident Funds, however, and there are no current plans to impose these fees. Future payments may be made under the Plan without any further shareholder approval. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the applicable Tax-Aware State Resident Fund(s) as Rule 12b-1 fees are not included in the operating expenses covered by BIM under each Tax-Aware State Resident Fund’s Investment Advisory Agreement.

Determination of Net Asset Value

Valuation of Shares. The NAV for each Fund is generally calculated as of the close of business on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by a Fund is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price on the Exchange on which the security is primarily traded, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which a Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which a Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BIM, as the Fund’s valuation designee under Rule 2a-5 under the 1940 Act, determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).

Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. A Fund values fixed-income portfolio securities at the midpoint between the bid and ask prices, or at current market price quotations provided by dealers, or at prices (including evaluated prices) supplied by a Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BIM determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which a Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BIM determines in good faith that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). OTC derivatives are valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by a Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.

Underlying Funds. Shares of underlying ETFs will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their NAV.

General Valuation Information. The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

All cash, receivables and current payables are carried on a Fund’s books at their fair value.

Prices obtained from independent third-party pricing services, broker-dealers or market makers to value a Fund’s securities and other assets and liabilities are based on information available at the time a Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which a Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BIM (its designee) pursuant to the Valuation Procedures.

Certain of the securities acquired by a Fund may be traded on OTC markets on days on which a Fund’s NAV is not calculated. In such cases, the NAV of a Fund’s shares may be significantly affected on days when Authorized Participants can neither purchase nor redeem shares of a Fund.

Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used in an Index, which, in turn, could result in a difference between a Fund’s performance and the performance of its Index.

Fair Value. When market quotations are not readily available or are believed in good faith by BIM to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BIM in accordance with the Valuation Procedures. BIM may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BIM believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BIM determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by a Fund. Non-U.S. securities whose values are affected by volatility that occurs in the markets or in related or highly correlated assets (e.g., ETFs that invest in components of the Index, or, for the Sector Rotation Fund, ETFs that invest in components of an Underlying Fund’s underlying index) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BIM is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.

BIM will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BIM’s Valuation Committee. The BIM Valuation Committee may accept, modify or reject any recommendations. In addition, a Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BIM, to regularly evaluate the values assigned to the securities and other assets and liabilities of a Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.

When determining the price for a Fair Value Asset, the BIM Valuation Committee will seek to determine the price that a Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that a Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BIM Valuation Committee deems relevant at the time of the determination, and may be based on analytical values determined by BIM using proprietary or third-party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may be based on subjective judgments, which may result in prices that may differ materially from the current market prices at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund’s inability to obtain a third-party determination of fair market value.

Brokerage Transactions

Subject to policies established by the Board, BIM is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. While BIM generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BIM may select a broker based partly upon brokerage or research services provided to BIM and its clients, including a Fund. In return for such services, BIM may cause a Fund to pay a higher commission than other brokers would charge if BIM determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, BIM seeks to obtain the best price and most favorable execution for a Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BIM’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BIM’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.

From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BIM with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances.

OTC issues, including most fixed-income securities such as corporate debt and U.S. government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit. The Funds may also use “request for quote” or “RFQ” trading facilities to transact in various types of fixed income securities. These facilities enable the Funds to efficiently request bids and offers on various types of fixed income securities from a broad group of broker-dealers, and allows the Funds to accept from among such bids and offers.

BIM expects to utilize RFQ trading platforms to engage in OTC purchases and sales of securities, as well as transacting directly with dealers. In addition, BIM may elect to transact through experienced executing brokers that specialize in transacting in the assets that the Funds invest in. BIM will only utilize an executing broker in circumstances when utilizing such executing broker will, in BIM’s estimation, be able to obtain best execution. BIM will periodically evaluate the Funds’ brokerage results, including the results achieved by any executing brokers, to ensure that the Funds’ transactions are conducted in compliance with the Funds’ brokerage and best execution policies. BIM may review transaction data from TRACE, third party RFQ platforms and other sources available to it, and BIM may engage the services of a third party service provider to assist it in evaluating execution results.

Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BIM or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

BIM may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BIM, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The following table sets forth information regarding each Fund’s payment of brokerage commissions for the fiscal year ended October 31, 2024.

	Fiscal Year Ended 10/31/2024	Fiscal Year Ended 10/31/2023	Fiscal Year Ended 10/31/2022
Fund	Brokerage Commissions Paid	Brokerage Commissions Paid	Brokerage Commissions Paid
BondBloxx USD High Yield Bond Industrial Sector ETF	$6,106	$1,730	$123
BondBloxx USD High Yield Bond Telecom, Media &Technology Sector ETF	$6,528	$755	$131
BondBloxx USD High Yield Bond Healthcare Sector ETF	$3,606	$556	$614
BondBloxx USD High Yield Bond Financial & REIT Sector ETF	$9,884	$1,830	$286
BondBloxx USD High Yield Bond Energy Sector ETF	$7,479	$1,877	$344
BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF	$8,686	$1,466	$202
BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF	$2,542	$421	$381
BondBloxx USD High Yield Bond Sector Rotation ETF[1]	$4,358	$8,574	N/A
BondBloxx BB Rated USD High Yield Corporate Bond ETF	$11,688	$6,510	$1,474
BondBloxx B Rated USD High Yield Corporate Bond ETF	$4,179	$1,712	$274
BondBloxx CCC Rated USD High Yield Corporate Bond ETF	$12,973	$1,287	$1,461
BondBloxx JP Morgan USD Emerging Markets 1-10 Year Bond ETF	$25,511	$20,068	$3,735
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	$132,882	$49,286	$1,742
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	$14,874	$9,319	$1,454
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	$2,864	$5,083	$854
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	$1,940	$2,553	$800
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	$3,498	$2,786	$330
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	$2,349	$1,791	$759
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	$3,201	$2,134	$478
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	$2,850	$1,591	$1,840
BondBloxx BBB Rated 1-5 Year Corporate Bond ETF[2]	$3,700	N/A	N/A
BondBloxx BBB Rated 5-10 Year Corporate Bond ETF [2]	$741	N/A	N/A
BondBloxx BBB Rated 10+ Year Corporate Bond ETF[2]	$656	N/A	N/A
BondBloxx IR+M Tax-Aware Short Duration ETF[3]	N/A	N/A	N/A
BondBloxx IR+M Tax-Aware ETF for California Residents[4]	N/A	N/A	N/A
BondBloxx IR+M Tax-Aware ETF for Massachusetts Residents[4]	N/A	N/A	N/A
BondBloxx IR+M Tax-Aware ETF for New York Residents[4]	N/A	N/A	N/A
BondBloxx Private Credit CLO ETF[4]	N/A	N/A	N/A

[1]	Commenced operations on 9/18/2023.
[2]	Commenced operations on 1/23/2024.
[3]	Commenced operations on 3/12/2024.
[4]	Fund has not yet commenced operations.

Investment decisions for the Funds and for any other investment accounts managed by BIM and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BIM. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BIM; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BIM or to induce future services or benefits to be rendered to BIM; or (v) to manage or equalize investment performance among different client accounts. BIM and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Funds may invest.

Because different accounts may have differing investment objectives and policies, BIM may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BIM may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BIM or the other Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BIM on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BIM clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which BIM or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BIM may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of the Funds. In general, all contemporaneous trades for accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the Funds in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by BIM or the other Affiliates on behalf of more than one of the Funds during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

When BIM seeks to purchase or sell the same assets for managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be fair and equitable over time. If BIM doesn’t receive all of the securities it is seeking to obtain for clients, the securities received will generally be allocated to the participating clients on a pro rata basis subject to adjustments for minimum bond sizes, round lots and similar factors.

The Funds will periodically disclose the names of the Funds’ “regular” broker-dealers, as defined under Rule 10b-1 of the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the fiscal year ended October 31, 2024:

Fund	Issuer	Market Value of Investment
BondBloxx USD High Yield Financial & REIT Sector ETF	Jane Street Group/JSG Finance, Inc.	$1,011.002
BondBloxx BB Rated USD High Yield Corporate Bond ETF	Jane Street Group/JSG Finance, Inc.	$271,952
BondBloxx IR+M Tax Aware Short Duration ETF	Wells Fargo	$1,241,023
	Northern Trust Company	$381,324
BondBloxx BBB Rated 10+Year Corporate Bond ETF	Goldman Sachs Group, Inc.	$69,274
BondBloxx BBB Rated 1-5 Year Corporate Bond ETF	Goldman Sachs Group, Inc.	$51,301

The Funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BIM manages or advises. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BIM are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BIM. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BIM may deal, trade and invest for its own account in the types of securities in which the Funds may invest.

Consistent with 1940 Act Rule 6c-11 and the Funds’ basket construction and custom basket policies and procedures, the Funds expect to transact primarily using creation and redemption baskets, including custom baskets that BIM believes to be in the best interest of the Funds and their shareholders.

Creation or redemption transactions, to the extent consisting of cash, may require a Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined below under Fund Deposit) or sales of Fund Securities (as defined below under Redemption of Creation Units), as applicable. Such transactions with a particular broker-dealer may be conditioned upon the broker-dealer’s agreement to transact at guaranteed price levels in order to reduce transaction costs the Funds would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind. Following a Fund’s receipt of an order to purchase or redeem creation or redemption baskets, to the extent such purchases or redemptions consist of a cash portion, the Funds may enter an order with a broker or dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. Such orders may be placed with the purchasing or redeeming Authorized Participant (or a broker-dealer affiliated with the Authorized Participant or a third-party broker-dealer engaged through the Authorized Participant) in its capacity as a broker-dealer. The amount payable to the Funds will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

Portfolio turnover may vary from year to year, as well as within a year. Variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading. While each Fund’s portfolio turnover rates are generally expected to be low, any increase in turnover rates would likely result in comparatively greater brokerage expenses and other transaction costs.

The Funds’ turnover rates for the last fiscal year were as follows:

	Fiscal Year Ended 10/31/2024	Fiscal Year Ended 10/31/2023
Fund	Portfolio Turnover Rate	Portfolio Turnover Rate
BondBloxx USD High Yield Bond Industrial Sector ETF	23%	21%
BondBloxx USD High Yield Bond Telecom, Media &Technology Sector ETF	28%	14%
BondBloxx USD High Yield Bond Healthcare Sector ETF	22%	18%
BondBloxx USD High Yield Bond Financial & REIT Sector ETF	43%	32%
BondBloxx USD High Yield Bond Energy Sector ETF	41%	37%
BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF	37%	24%
BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF[1]	34%	15%
BondBloxx USD High Yield Bond Sector Rotation ETF[1]	25%	107%
BondBloxx BB Rated USD High Yield Corporate Bond ETF	39%	29%
BondBloxx B Rated USD High Yield Corporate Bond ETF	55%	31%
BondBloxx CCC Rated USD High Yield Corporate Bond ETF	49%	25%
BondBloxx JP Morgan USD Emerging Markets 1-10 Year Bond ETF	22%	23%
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	0%	0%
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	66%	85%
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	66%	68%
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	72%	80%
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	95%	88%
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	71%	64%
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	40%	84%
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	151%	93%
BondBloxx BBB Rated 1-5 Year Corporate Bond ETF	21%	N/A
BondBloxx BBB Rated 5-10 Year Corporate Bond ETF	27%	N/A
BondBloxx BBB Rated 10+ Year Corporate Bond ETF	25%	N/A
BondBloxx IR+M Tax-Aware Short Duration ETF	18%	N/A
BondBloxx IR+M Tax-Aware ETF for California Residents[2]	N/A	N/A
BondBloxx IR+M Tax-Aware ETF for Massachusetts Residents[2]	N/A	N/A
BondBloxx IR+M Tax-Aware ETF for New York Residents[2]	N/A	N/A
BondBloxx Private Credit CLO ETF[2]	N/A	N/A

[1]	HYSA was acquired as from the Predecessor ETF of the close of business on September 15, 2023. Shares of HYSA were listed on the NYSE Arca, Inc. on September 18, 2023. Prior to September 16, 2023, the Predecessor Fund was advised by a different investment adviser, had a different investment objective and policies and was a passively-managed fund that sought to track the performance of the Markit iBoxx USD Liquid Leveraged Loan Index.
[2]	These Funds had not launched as of fiscal year ended October 31, 2024 and thus have no portfolio turnover rates to report.

Additional Information Concerning the Trust

Shares. The Trust currently consists of 29 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional BIM funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

Shareholders may make inquiries by writing to BondBloxx ETF Trust, c/o BondBloxx Investment Management Corporation, 700 Larkspur Landing Circle, Suite 250, Larkspur, CA 94939.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.

In accordance with the Trust’s current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund. The Trust or a fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or such fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.

DTC as Securities Depository for Shares of the Funds. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as CCP for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Distribution of Shares. In connection with each Fund’s launch, each Fund was seeded through the sale of one or more Creation Units by each Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of each Fund or each Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for each Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. Each Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.

Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.

Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.

Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.

Creation and Redemption of Creation Units

General. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on each Fund’s NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the applicable Listing Exchange or the bond markets or the listing exchange for a Fund’s exchange-traded options close earlier than normal, a Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the approximate value of such Creation Unit as of March 31, 2025:

Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
BondBloxx USD High Yield Bond Industrial Sector ETF	25,000	$938,703
BondBloxx USD High Yield Bond Telecom, Media & Technology Sector ETF	25,000	$856,248
BondBloxx USD High Yield Bond Healthcare Sector ETF	25,000	$864,363
BondBloxx USD High Yield Bond Financial and REIT Sector ETF	25,000	$934,503
BondBloxx USD High Yield Bond Energy Sector ETF	25,000	$963,000
BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF	25,000	$924,528
BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF	25,000	$941,830
BondBloxx USD High Yield Bond Sector Rotation ETF	10,000	$149,592
BondBloxx BB Rated USD High Yield Corporate Bond ETF	25,000	$1,002,958
BondBloxx B Rated USD High Yield Corporate Bond ETF	25,000	$975,943
BondBloxx CCC Rated USD High Yield Corporate Bond ETF	25,000	$947,593
BondBloxx JP Morgan USD Emerging Markets 1-10 Year Bond ETF	50,000	$2,110,150
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	10,000	$503,518
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	10,000	$497,247
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	10,000	$494,743
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	10,000	$495,159
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	10,000	$490,636
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	10,000	$477,321
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	10,000	$465,680
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	10,000	$401,459
BondBloxx BBB Rated 1-5 Year Corporate Bond ETF	50,000	$2,550,165
BondBloxx BBB Rated 5-10 Year Corporate Bond ETF	50,000	$2,545,040
BondBloxx BBB Rated 10+ Year Corporate Bond ETF	50,000	$2,421,155
BondBloxx IR+M Tax-Aware Short Duration ETF	10,000	$505,117
BondBloxx IR+M Tax-Aware ETF for California Residents	10,000	$500,000
BondBloxx IR+M Tax-Aware ETF for Massachusetts Residents	10,000	$495,551
BondBloxx IR+M Tax-Aware ETF for New York Residents	10,000	$500,000
BondBloxx Private Credit CLO ETF	20,000	$1,000,000

In its discretion, the Trust reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to each Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. Each Fund is open for business any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of a Fund, generally consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund’s portfolio securities, is designed to generate performance that has a collective investment profile similar to that of each respective Fund’s Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of a Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BIM with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Index.

The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.

Fund Deposits may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery; (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by a Fund; or (vi) in certain other situations.

Cash Purchase Method. Except for the Tax-Aware Funds and the Private Credit CLO ETF, the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, but when partial or full cash purchases of Creation Units are available or specified, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. The Authorized Participant may also be required to pay certain transaction fees and charges for cash purchases, as described below, and may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs as described in this SAI.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Funds, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (“CNS”) of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A member or participant of a clearing agency registered with the SEC which has a written agreement with the Funds or one of their service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units is referred to as an “Authorized Participant.” All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant. Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.

Placement of Creation Orders. Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by BBH or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the first, second or third Business Day, as applicable, after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to BBH through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by BBH generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Funds. The delivery of Creation Units so created generally will occur no later than the first, second or third Business Day, as applicable, following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Funds prior to such time.

Effective as of May 28, 2024, the standard settlement cycle for numerous types of U.S. securities, including shares of the Funds and many of the securities the Funds invest in, moved to T+1 from T+2. The Funds have worked with their service providers, Authorized Participants, market makers and liquidity providers, listing exchanges and industry groups to prepare for the shortened settlement cycle and to understand and mitigate the potential impacts of shortened settlement on the Funds. However, this reduced settlement cycle may result in additional risks to the Funds to the extent that certain Fund investments have longer settlement cycles than the settlement cycle for Fund shares. In addition, in its discretion, a Fund may agree to settle creations on a T+0 basis in certain limited circumstances. The Fund may agree to waive some or all of these amounts in its discretion.

Purchase Orders. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BIM and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Funds to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday may not be accepted. Each Fund’s deadline specified above for the submission of purchase orders is referred to as that Fund’s “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if received in good order as determined by the Trust in its sole discretion, will be processed based on the NAV next determined after receipt of an order in proper form as described in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Units. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund’s right (and the right of the Distributor and BIM) to reject any order until acceptance, as set forth below.

Once a Fund has received in good order an order, upon the next determination of the NAV of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Each Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent (provided that a rejection or revocation of a creation order does not violate Rule 6c-11 under the 1940 Act) if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BIM, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BIM make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, BBH, any sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BIM shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+1 basis” (i.e., one Business Day after trade date). Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+1 because of the occurrence of a holiday in the United States bond market that is not a holiday observed in the United States equity market.

To the extent contemplated by an Authorized Participant Agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for the Funds. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the contractual settlement date. Information concerning the Funds’ current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund’s determination shall be final and binding.

Costs Associated with Creation Transactions. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is generally the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The standard creation transaction fee may be reduced by a Fund or waived at the discretion of the Fund if transfer and processing expenses associated with the creation are anticipated to be lower than the stated fee. If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement, the cost of Fund borrowings in connection with securities settlements and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived or reimbursed in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.

The following table sets forth each Fund’s standard creation transaction fees (as described above):

Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
BondBloxx USD High Yield Bond Industrial Sector ETF	$300	3%
BondBloxx USD High Yield Bond Telecom, Media & Technology Sector ETF	$300	3%
BondBloxx USD High Yield Bond Healthcare Sector ETF	$300	3%
BondBloxx USD High Yield Bond Financial & REIT Sector ETF	$300	3%
BondBloxx USD High Yield Bond Energy Sector ETF	$300	3%
BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF	$300	3%
BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF	$300	3%
BondBloxx USD High Yield Bond Sector Rotation ETF
BondBloxx BB Rated USD High Yield Corporate Bond ETF	$300	3%
BondBloxx B Rated USD High Yield Corporate Bond ETF	$300	3%
BondBloxx CCC Rated USD High Yield Corporate Bond ETF	$300	3%
BondBloxx JP Morgan USD Emerging Markets 1-10 Year Bond ETF	$300	3%
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	$0	3%
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	$0	3%
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	$150	3%
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	$150	3%
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	$150	3%
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	$150	3%
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	$150	3%
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	$150	3%
BondBloxx BBB Rated 1-5 Year Corporate Bond ETF	$350	3%
BondBloxx BBB Rated 5-10 Year Corporate Bond ETF	$350	3%
BondBloxx BBB Rated 10+ Year Corporate Bond ETF	$350	3%
BondBloxx IR+M Tax-Aware Short Duration ETF	$0	3%
BondBloxx IR+M Tax-Aware ETF for California Residents	$0	3%
BondBloxx IR+M Tax-Aware ETF for Massachusetts Residents	$0	3%
BondBloxx IR+M Tax-Aware ETF for New York Residents	$0	3%
BondBloxx Private Credit CLO ETF	$50	3%

*	As a percentage of the net asset value per Creation Unit.

Redemption of Creation Units. Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

The Fund publishes the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the NAV of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund generally redeems Creation Units for Fund Securities, but each Fund reserves the right to utilize a cash option for redemption of Creation Units. Each Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket. Redemption Baskets may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.

Cash Redemption Method. Except for the Tax-Aware Funds and the Private Credit CLO ETF, the Trust does not generally permit partial or full cash redemptions of Creation Units of its funds, but when partial or full cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Authorized Participant may also be required to pay certain transaction fees and charges for cash redemptions, as described below, and may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs as described in this SAI.

Costs Associated with Redemption Transactions. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is generally the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The standard redemption transaction fee may be reduced by a Fund or waived at the discretion of the Fund if transfer and processing expenses associated with the redemption are anticipated to be lower than the stated fee. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement, the cost of Fund borrowings in connection with securities settlements and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

The following table sets forth each Fund’s standard redemption transaction fees and maximum additional charge (as described above):

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
BondBloxx USD High Yield Bond Industrial Sector ETF	$300	2%
BondBloxx USD High Yield Bond Telecom, Media & Technology Sector ETF	$300	2%
BondBloxx USD High Yield Bond Healthcare Sector ETF	$300	2%
BondBloxx USD High Yield Bond Financial & REIT Sector ETF	$300	2%
BondBloxx USD High Yield Bond Energy Sector ETF	$300	2%
BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF	$300	2%
BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF	$300	2%
BondBloxx USD High Yield Bond Sector Rotation ETF
BondBloxx BB Rated USD High Yield Corporate Bond ETF	$300	2%
BondBloxx B Rated USD High Yield Corporate Bond ETF	$300	2%
BondBloxx CCC Rated USD High Yield Corporate Bond ETF	$300	2%
BondBloxx JP Morgan USD Emerging Markets 1-10 Year Bond ETF	$300	2%
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	$0	2%
BondBloxx Bloomberg One Year Target Duration US Treasury ETF	$0	2%
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF	$150	2%
BondBloxx Bloomberg Three Year Target Duration US Treasury ETF	$150	2%
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF	$150	2%
BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF	$150	2%
BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF	$150	2%
BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF	$150	2%
BondBloxx BBB Rated 1-5 Year Corporate Bond ETF	$350	2%
BondBloxx BBB Rated 5-10 Year Corporate Bond ETF	$350	2%
BondBloxx BBB Rated 10+ Year Corporate Bond ETF	$350	2%
BondBloxx IR+M Tax-Aware Short Duration ETF	$0	2%
BondBloxx IR+M Tax-Aware ETF for California Residents	$0	2%
BondBloxx IR+M Tax-Aware ETF for Massachusetts Residents	$0	2%
BondBloxx IR+M Tax-Aware ETF for New York Residents	$0	2%
BondBloxx Private Credit CLO ETF	$50	2%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee (for the avoidance of doubt, the sum of the standard redemption transaction fee and the maximum additional charge will not exceed 2% of the value of the shares redeemed for each Fund).

Placement of Redemption Orders. Redemption requests for Creation Units of the Funds must be submitted to the Distributor or its agent by or through an Authorized Participant. Except as described in this section, an Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds’ transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Funds’ transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. For the BondBloxx Bloomberg Six Month Target Duration US Treasury ETF and the BondBloxx Bloomberg One Year Target Duration US Treasury ETF, in order to settle redemption orders on a “T+0” basis (as described below), an Authorized Participant may be required to transfer or cause to be transferred to the Funds’ transfer agent the Creation Units to be redeemed through the book-entry system of DTC no later than 2:00 p.m. Eastern Time.

Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund’s transfer agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Deliveries of redemption proceeds by a Fund are generally made within one Business Day (i.e., “T+1”). For the BondBloxx Bloomberg Six Month Target Duration US Treasury ETF and the BondBloxx Bloomberg One Year Target Duration US Treasury ETF, for redemption orders tendered before 1:00 p.m. Eastern Time, Creation Units may be settled on a “T+0 basis” (i.e., on trade date) or on a “T+1 basis.” Each Fund reserves the right to settle redemption transactions on a basis other than T+1 if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+1 because of the occurrence of a holiday in the United States bond market that is not a holiday observed in the United States equity market.

Effective as of May 28, 2024, the standard settlement cycle for numerous types of U.S. securities, including shares of the Funds and many of the securities the Funds invest in, moved to T+1 from T+2. The Funds have worked with their service providers, Authorized Participants, market makers and liquidity providers, listing exchanges and industry groups to prepare for the shortened settlement cycle and to understand and mitigate the potential impacts of shortened settlement on the Funds. However, this reduced settlement cycle may result in additional risks to the Funds to the extent that certain Fund investments have longer settlement cycles than the settlement cycle for Fund shares. In addition, in its discretion, a Fund may agree to settle redemptions on a T+0 basis in certain limited circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request and shall be held by BBH and marked-to-market daily. The fees of BBH and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.

Because the portfolio securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed, are SIFMA holidays or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Custom Baskets. Creation and Redemption baskets may differ and each Fund will accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. Each Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of BIM who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used for each Fund and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. BIM has established a governance process to oversee basket compliance for the Funds, as set forth in each Fund’s policies and procedures.

Taxation on Creations and Redemptions of Creation Units. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the difference between (i) the market value of the Creation Units purchased and (ii) the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor plus any Cash Component. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal income tax law dictates that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant held the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units were held as capital assets.

Authorized Participants who are dealers in securities are subject to different tax treatment on the exchange for or redemption of Creation Units.

Taxes

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, and local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect. With respect to each Sector Rotation Fund, the references below to investments made by the Sector Rotation Fund include investments made by the Underlying Funds.

Regulated Investment Company Qualifications. Each Fund has elected to be treated as a RIC under Subchapter M of the Internal Revenue Code and intends each year to qualify and to be eligible to be treated as such. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives at least 90% of its income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than the securities of the U.S. government or other RICs), of two or more issuers (other than the securities of other RICs) of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly-traded partnerships.

A Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary U.S. corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to U.S. state or local or non-U.S. income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than net realized long-term capital gain over net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to U.S. federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to U.S. federal income tax at regular corporate income tax rate without any deduction for distributions to its shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income, its net tax-exempt income and its capital gains for each taxable year, the Fund may decide to retain a portion of its income or gains if the Fund determines that doing so is in the interest of its shareholders. Each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.

In the event a Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to certain limitations.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Taxation of U.S. Shareholders. Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on, and deemed to have been paid by the Fund not later than, December 31 of such calendar year provided that such dividend is actually paid in January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to corporate tax on the amount retained. In that event, a Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares of the Fund by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate tax returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits, other than exempt interest dividends, (“regular dividends”) are generally subject to tax as ordinary income. Long-term capital gains are eligible for taxation at reduced rates for non-corporate shareholders. The IRS and the U.S. Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Internal Revenue Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at each of the shareholder and the Fund level.

If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of a Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of a Fund to the extent the interest deduction would relate to exempt-interest dividends received.

A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income (excluding exempt interest dividends if any), which includes, but is not limited to, interest, dividends, and net gain from investments, of U.S. individuals, estates and trusts with incomes exceeding certain threshold amounts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of net ordinary loss from the sale, exchange or other taxable disposition of property, plus other net ordinary loss attributable to the portion of the taxable year after December 31) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Special Tax Considerations from Municipal or Other Tax-Exempt Securities. If, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Internal Revenue Code, the Fund may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations.

A Fund will notify its shareholders in written statements of the portion of the distributions for the taxable year that constitutes exempt-interest dividends, which are not generally taxable to shareholders for U.S. federal income tax purposes but may be subject to state and local taxes. Some states exempt from tax that portion of an exempt-interest dividend that represents interest received by a RIC on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Distributions by a Fund, other than those attributable to interest on the Fund’s obligations and properly reported as exempt-interest dividends, will be taxable to shareholders as ordinary income or long-term capital gain, or in some cases, could constitute a return of capital to shareholders. See “Taxation of U.S. Shareholders.” Any distribution of income that is attributable to (i) income received by a Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by a Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by a Fund, will not constitute an exempt-interest dividend to shareholders.

In addition, an investment in a Fund may result in liability for the U.S. federal alternative minimum tax for shareholders subject to such tax. For example, if a Fund invests in “private activity bonds,” certain shareholders may become subject to the U.S. federal alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds. Shareholders subject to the U.S. federal alternative minimum tax should consult their tax advisors regarding the potential U.S. federal alternative minimum tax implications of holding shares of a Fund.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund is not deductible for U.S. federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt-interest dividends bears to all of the Fund’s distributions, excluding capital gain dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax adviser to determine what effect, if any, an investment in a Fund may have on the U.S. federal taxation of such benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.

Sales of Shares. Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in such shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The U.S. federal Medicare contribution tax described above will apply to the sale of Fund shares.

Any loss realized on a disposition of Fund shares held for six months or less will generally be disallowed to the extent of any exempt-interest dividends received with respect to those shares. This loss disallowance rule does not apply to a shareholder’s disposition of Fund shares held for six months or less with respect to a regular exempt-interest dividend paid by a Fund if it declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis and pays such dividends on at least a monthly basis. To the extent not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received (or deemed received) with respect to those shares.

Shareholders disposing of shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon disposition of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax even though it would have been tax-exempt had it been declared as a dividend prior to the disposition.

Backup Withholding. In certain cases, a Fund will be required to apply backup withholding and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number (“TIN”); (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. A Fund’s transactions in zero coupon securities, forward contracts, and futures contracts, to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The cost of any payments made by a Fund on a swap transaction will be netted pro rata against both tax-exempt and taxable gross income. With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Original Issue Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Market Discount. Debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds debt obligations with OID or market discount, or other obligations subject to special rules under the Internal Revenue Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.

At-Risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation: when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Investments in Underlying Funds. (Sector Rotation Fund) Because a Fund will invest substantially all of its assets in shares of Underlying Funds, its distributable income and gains will normally consist substantially of distributions from Underlying Funds and gains and losses on the disposition of shares of Underlying Funds. To the extent that an Underlying Fund realizes net losses on its investments for a given taxable year, a Fund will not be able to benefit from those losses until and only to the extent that (i) the Underlying Fund realizes gains that it can reduce by those losses, or (ii) the Fund recognizes its share of those losses (so as to offset distributions or capital gains from other Underlying Funds) when it disposes of shares of the Underlying Fund in a transaction qualifying for sale or exchange treatment. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of Underlying Fund shares against its ordinary income, including distributions deriving from net short-term capital gains realized by an Underlying Fund.

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Internal Revenue Code may apply to a Fund’s sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an Underlying Fund are sold by a Fund at a loss and the Fund acquires additional shares of that same Underlying Fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in a Fund’s hands on sales of Underlying Fund shares, to the extent such sales are wash sales, for extended and, in certain cases, potentially indefinite periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying Funds, rather than investing in shares of the Underlying Funds. For similar reasons, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying Funds.

If a Fund were to own 20% or more of the voting interests of an Underlying Fund, subject to a safe harbor in respect of certain fund of funds arrangements, the Fund would be required to “look through” the Underlying Fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable U.S. Treasury Regulations) of the Underlying Fund’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described above.

If at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets consists of interests in Underlying Funds, the Fund will be a “qualified fund of funds.” In that case, a Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or an Underlying Fund in which it invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund qualifies to make such an election for any year, it may determine not to do so. See “Non-U.S. Investments” below for more information.

Qualified dividend income from Underlying Funds. (Sector Rotation Fund) If a Fund receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund. The Underlying Funds generally do not expect their distributions to be reported as qualified dividend income.

Dividends-received deduction for dividends from Underlying Funds. (Sector Rotation Fund) If a Fund receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund. The Underlying Funds generally do not expect their distributions to qualify for the dividends-received deduction.

Non-U.S. Investments. Income (including, in some cases, capital gains) received by a Fund (or for a Sector Rotation Fund, the Underlying Funds in which a Fund has invested) from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. With respect to each Fund other than each Sector Rotation Fund, if more than 50% of the total assets of the Fund at the close of the taxable year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. issuers are treated as non-U.S. securities), generally the Fund may elect to “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. With respect to a Sector Rotation Fund, if the Fund is a qualified fund of funds, it also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any Underlying Fund that itself elected to pass through such taxes to shareholders (see “Investments in Underlying Funds” above).If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on a Fund to the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed. If a Fund or the Underlying Fund does not qualify for or does not make such an election, shareholders will not be entitled to claim a credit or deduction with respect to non-U.S. income taxes paid by the Fund or Underlying Fund; in that case the non-U.S. income tax will nonetheless reduce the Fund’s taxable income. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Generally, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund were to elect otherwise.

Investments in REITs. Any investment by a Fund in equity securities of a real estate investment trust (“REIT”) qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. In such an event, to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Distributions by a Fund to its shareholders that the Fund properly reports as “Section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a U.S. federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Currently, eligible non-corporate shareholders can claim the deduction for tax years beginning after December 31, 2017, and ending on or before December 31, 2025. Very generally, a “Section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholders receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report part of its dividends as Section 199A dividends as are eligible but is not required to do so.

Reporting. If a shareholder recognizes a loss with respect to a Fund’s shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and disposition proceeds may also be subject to additional U.S. state and local and non-U.S. taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s or Underlying Fund’s, as applicable, “qualified net interest income” (generally, the Fund’s or Underlying Fund’s, as applicable, U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund or Underlying Fund, as applicable, is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income); (ii) are taxable as long-term capital gains; (iii) are paid in respect of the Fund’s or Underlying Fund’s, as applicable, “qualified short-term capital gains” (generally, the excess of the Fund’s or Underlying Fund’s, as applicable, net short-term capital gain over the Fund’s or Underlying Fund’s, as applicable, long-term capital loss for such taxable year) or (iv) are paid in respect of the Fund’s exempt interest income (however, exempt interest dividends may be subject to backup withholding) or (iv) are paid in respect of the Fund’s or Underlying Fund’s, as applicable, exempt-interest income (however, exempt-interest dividends may be subject to backup withholding). If a Fund invests in an Underlying Fund that properly reports these dividends, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to non-U.S. shareholders.

However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income, as long-term capital gains or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W-8BEN-E or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Special rules may apply to a non-U.S. shareholder receiving a Fund distribution if at least 50% of the Fund’s assets consist of interests in “U.S. real property interests” (as defined in the Internal Revenue Code and U.S. Treasury regulations), including certain REITs and “U.S. real property holding corporations” (as defined in the Internal Revenue Code and U.S. Treasury regulations). A Fund’s distributions that are attributable to gain from the disposition of a U.S. real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the non-U.S. shareholder held no more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If the non-U.S. shareholder held more than 5% of the Fund’s shares, the distribution would be treated as income effectively connected with a trade or business within the United States and the non-U.S. shareholder would be subject to withholding tax and would generally be required to file a U.S. federal income tax return.

Similar consequences would generally apply to a non-U.S. shareholder’s gain on the sale of a Fund’s shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund’s shares is held by U.S. shareholders) or the non-U.S. shareholder owns no more than 5% of the Fund’s shares at any time during the five-year period ending on the date of sale. Finally, a domestically controlled Fund may be required to recognize a portion of its gain on the in-kind distribution of certain U.S. real property interests. Shareholders that are nonresident aliens or non-U.S. entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.

The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Shareholders that are nonresident aliens or non-U.S. entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other non-U.S. entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and TINs of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other non-U.S. entities will need to provide the name, address and TIN of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under U.S. state and local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Each Fund’s audited Financial Statements, including the Financial Highlights, appear in the Trust’s Form N-CSR to Shareholders for the fiscal year ended October 31, 2024, including the report therein of Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, dated December 23, 2024, which was filed on December 30, 2024. The Form N-CSR is incorporated herein by reference in its entirety and is available upon request and without charge.

Miscellaneous Information

Counsel. Ropes & Gray LLP, located at 3 Embarcadero Center, San Francisco, CA 94111, is counsel to the Trust.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Funds’ independent registered public accounting firm, audits the Funds’ financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to BondBloxx ETF Trust, c/o BondBloxx Investment Management Corporation, 700 Larkspur Landing Circle, Suite 250, Larkspur, CA 94939. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

Investors’ Rights. Each Fund relies on the services of BIM and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of a Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against a Fund or its service providers. In the event that an investor considers that it may have a claim against a Fund, or against any service provider in connection with its investment in a Fund, such investor should consult its own legal advisor.

By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of the courts of the State of New York and of any federal court located in the Borough of Manhattan over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.

Appendix A1 – BondBloxx ETFs Proxy Voting Policy

Policy. BondBloxx Investment Management Corporation (the “Adviser”), in its role as the investment adviser to its Fund Clients, has been delegated the responsibility to vote proxies on behalf of the Trust so that the Adviser may vote the Trust’s proxies pursuant to its adopted proxy voting policies and procedures.

The Trust has the adopted the following policies and procedures as to the Adviser’s handling, research, voting and reporting of proxy voting and makes appropriate disclosures about its proxy policies and practices. The Adviser’s policy and practice includes the responsibility to receive and vote Trust proxies where authorized and disclose any potential conflicts of interest as well as making information available to the Trust about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Responsibility. The Chief Operating Officer of the Adviser is responsible for the implementation and monitoring of the Adviser’s Proxy Voting Policies and Procedures, including associated practices, disclosures, and recordkeeping. The Chief Operating Officer may delegate responsibility for the performance of these activities (provided that he or she maintains records evidencing individuals to whom authority has been delegated) but oversight and ultimate responsibility remain with the Chief Operating Officer.

Procedures. The Trust has adopted various procedures to implement the Adviser’s Proxy Voting policy and reviews to monitor and ensure that the Adviser’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are as follows:

Proxy Voting Guidelines

The guiding principle by which the Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value the Trust’s holdings. The Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures.

It is the general policy of the Trust to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, the Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in its judgement, the costs associated with voting such Proxy outweigh the benefits to the Trust or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the Trust.

The Adviser will generally determine its voting recommendations for each proxy on a case-by-case basis, taking into consideration its contractual obligations to the Trust and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Adviser believes appropriate).

As the Adviser provides investment advisory services to registered companies, it will vote any proxies for the Trust to which it has retained the contractual obligation to vote proxies on behalf of the Trust, in accordance with any applicable investment restrictions of each Fund, if applicable.

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Conflicts of Interest in Connection with Proxy Voting

The Chief Operating Officer has responsibility to monitor proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all Covered Persons are expected to perform their tasks relating to the voting of Proxies in a manner that is aligned with the economic interests of the Trust. If at any time any Covered Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of the Trust, he or she should promptly contact the Adviser’s CCO. If any Covered Person is pressured or lobbied either from within or outside of the Adviser with respect to any particular voting decision, he or she should promptly contact the Adviser’s CCO. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the Trust.

Record Keeping & Regulatory Reporting

For all proxies voted, the Adviser’s will retain all records related the manner in which it voted proxies for securities held by the Trust. The CCO will be responsible for maintaining all records related to the Adviser’s proxy voting.

Form N-PX: On an annual basis, following the end of the 12-month period ending June 30, 2024, the Adviser will furnish to the Trust’s administrator a full record detailing all how the Adviser voted all Trust proxies for the prior 12-month period.

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Appendix A2 – BondBloxx Proxy Voting Policies

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

●	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

●	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

●	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Policies and Procedures

Proxy Voting

BIM’s Portfolio Management Oversight Committee ensures that the portfolio management team votes all proxies according to Clients’ specific instructions and BIM’s general guidance, and retains all required documentation associated with proxy voting. BIM also monitors to determine whether there are any material conflicts of interest in the voting of Clients’ proxies. No less frequently than annually, the Portfolio Management Oversight Committee evaluates the operation of BIM’s proxy voting controls, including conflicts of interest and how conflicts of interest are handled with respect to voting proxies for BIM and its clients.

(1)	BIM will monitor all proxy voting opportunities and make recommendations and to vote (which could include voting “abstain” or withholding a vote completely) the proxy based on BIM’s determination.

(2)	BIM’s policy is to resolve any conflicts of interest to the client’s benefit. No less frequently than annually, the Portfolio Management Oversight Committee evaluate the process and controls for voting proxies.

(3)	The client may expressly retain the right and obligation to vote any proxies or take action relating to specified securities held in the account upon timely, prior written notice to BIM.

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●	BIM will retain the following information in connection with each proxy vote:

○	The Issuer’s name;

○	The security’s ticker symbol or CUSIP, as applicable;

○	The shareholder meeting date;

○	The number of shares that BIM voted;

○	A brief identification of the matter voted on;

○	Whether the matter was proposed by the Issuer or a security-holder;

○	Whether BIM cast a vote;

○	How BIM cast its vote (for the proposal, against the proposal, or abstain); and

○	Whether BIM cast its vote with or against management.

●	If BIM votes the same proxy in two directions, the COO will maintain documentation describing the reasons for each vote (e.g., BIM believes that voting with management is in Clients’ best interests, but one Client gave specific instructions to vote against management).

●	Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

●	BIM reconciles custodians’ shares records against the Company’s own client holding records on an annual basis.

●	Proxies received after a Client terminates its advisory relationship with BIM will not be voted. The Operations Manager will promptly return such proxies to the sender, along with a statement indicating that BIM’s advisory relationship with the Client has terminated, and that future proxies should not be sent to BIM.

●	BIM, as an adviser to a ‘40 Act Fund, is required to comply with Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), that requires investment companies to file annual report Form N-PX. The adviser must provide the Fund Administrator with the voting records in order to comply with this filing.

Class Actions

As a fiduciary, BIM always seeks to act in Clients’ best interests with good faith, loyalty, and due care. BIM’s standard advisory contract leaves the responsibility of filing any class action with the Client. Should BIM inadvertently receive proof of claims for securities class action settlements on behalf of Client, BIM will immediately forward such information on to Client, and will not take any further action with respect to the claim.

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Disclosures to Clients

BIM includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients can contact the COO or CCO to obtain a copy of these policies and procedures and information about how BIM voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the COO or CCO, who will respond to any such requests.

As a matter of policy, BIM does not disclose how it expects to vote on upcoming proxies. Additionally, BIM does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

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Appendix B – Description of Fixed-Income Ratings

A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a NRSRO by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

NRSROs may rate specific investments (e.g., bonds), issuers (e.g., corporations, governments and financial institutions) and/or programs (e.g., commercial paper programs). However, certain types of investments generally are not rated by NRSROs, such as certain government/sovereign obligations, U.S. agency securities, commercial paper, time deposits at financial institutions, and derivative instruments such as credit default swaps. For these types of investments, as well as U.S. Treasury securities (some of which are not rated), where a NRSRO has not rated the specific investment but has rated the investment’s issuer, program, financial institution or underlying reference asset, BIM may consider the investment to have the same NRSRO rating as its issuer, program, financial institution or underlying reference asset, as applicable. In the case of municipal securities, where one NRSRO provides multiple ratings for the same security (e.g., “underlying,” “insured” and/or “enhanced” ratings), BIM may consider the security to have the highest of the multiple ratings.

New issue securities (regardless of type) rarely are rated by a NRSRO at the time of their initial offering. Preliminary prospectuses or term sheets for new issue securities often include an expected rating for the security (as determined by the underwriter and/or issuer) or a NRSRO rating for the issuer of the security. If applicable, when deciding whether to purchase a new issue security that has not yet been rated by a NRSRO, BIM may attribute an expected rating to the security based on: (i) the expected rating of the security set forth in the preliminary prospectus or term sheet for the security; (ii) the NRSRO’s rating for the issuer of the security set forth in the preliminary prospectus or term sheet for the security; or (iii) with respect to asset-backed securities, the rating of a prior issuance having a similar structure or the same sponsor.

Where the investment objective of a Fund is to track the performance of an index that includes credit ratings eligibility criteria as part of its index methodology, a Fund may purchase any security within the index, such security having been determined by the index provider as meeting its credit ratings eligibility criteria. The credit ratings practices of an index provider may differ from BondBloxx’s practices, as described above. Further, a Fund may invest, directly or indirectly, in securities that are not rated by a rating agency or securities with a credit rating that differs from the credit rating specified in its index methodology in various circumstances, including where a security is downgraded but not yet removed from an index, following the removal of a security from an index prior to its sale by the Fund or as a result of a corporate action or restructuring affecting an issuer of a security held by a Fund.

Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.

Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by S&P Global Ratings and Fitch.

The descriptions below relate to general long-term and short-term obligations of an issuer.

Moody’s Ratings

Long-Term Obligations

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application was not received or accepted.

2.	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Obligations

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2: Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt Obligations

We use the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global Ratings

Long-Term Obligations

AAA: An obligation rated AAA has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

NR: NR indicates no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Obligations

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Municipal Short-Term Obligations

An S&P U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings

Long-Term Obligations

AAA: Highest credit quality. AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. B’ ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Very low margin for safety, Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired.

RD: Restricted default. RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.

D: Default. D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Defaulted obligations typically are not assigned RD or D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Obligations (Corporate and Public Finance)

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2: Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3: Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B: Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

C: Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

RD: Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.